UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number           811-03459

                              Penn Series Funds, Inc.

(Exact name of registrant as specified in charter)

600 Dresher Road

                          Horsham, PA 19044

(Address of principal executive offices) (Zip code)

Steven Viola

Penn Series Funds, Inc.

600 Dresher Road

                          Horsham, PA 19044

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (215) 956-8129

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Penn Mutual

Semi-Annual Reports
June 30, 2016

Penn Mutual Variable Products

PennMutual®

Annual Reports

December 31, 2015

Penn Mutual Variable Products

Dear Investor:

Thank you for your continued affiliation with The Penn Mutual Life Insurance Company. The confidence and trust you place in us reaffirms our commitment to helping policyholders take advantage of all life’s possibilities. We also take pride in being a financially strong mutual insurance company that delivers on our promises, and I’m very pleased to bring you the following capital markets summary. Please remember that regardless of what the markets may bring, short-term performance changes should not distract you from your long-term financial plan, and it’s a good idea to meet with your investment professional regularly to make sure that your asset allocation remains on target.

Stocks moved higher in the first half of 2016 despite experiencing one of the worst-ever starts to a new year during the first quarter. A rebound in oil prices, easy global monetary policy and better-than-expected U.S. economic data offset the sharp losses witnessed earlier in the year. Equity market volatility spiked amid the turmoil surrounding Britain’s vote to exit the European Union (“Brexit”) in late June. The results of the British populist-driven referendum caught many investors by surprise and lead to a steep sell-off in risky assets. However, many of the major indexes recovered most of their losses over the last three trading days of the quarter. Gross Domestic Product (GDP) growth gradually slowed throughout 2015 and it appears this trend will continue through 2016 resulting in another underwhelming gain of approximately 2.0 - 2.5% this year. Despite the slowdown in U.S. companies hiring in May, the unemployment rate fell to nearly a nine-year low of 4.7%. This unemployment rate remains in line with the Fed’s estimate of the equilibrium long-run employment rate. From a sector perspective, Telecommunications, Utilities, and Energy had the strongest returns and sectors such as Technology, Consumer Discretionary, and Industrials experienced relatively weaker returns during the first half of the year. In this environment, the U.S. stock market, as measured by the Wilshire 5000 Equity Index, returned a solid 3.98 percent during the six-month period ending June 30.

On a relative basis, mid capitalization stocks provided higher returns than did large and small capitalization stocks during the six-month period. Mid capitalization stocks, as measured by the Russell Midcap Index returned 5.50 percent, while large capitalization stocks, as measured by the Russell 1000 Index, returned 3.74 percent and small capitalization stocks, as measured by the Russell 2000 Index, returned 2.22 percent. From a style perspective, value stocks outperformed growth stocks in the all market capitalizations, with the widest disparity being in the small capitalization space. For instance, small cap value stocks, as measured by the Russell 2000 Value Index returned 6.08 percent while small cap growth stocks, as measured by the Russell 2000 Growth Index returned -1.59 percent. Much of the outperformance within value stocks can be attributed to investors rewarding companies with reasonable valuations and attractive dividend yields. Lastly, U.S. equity Real Estate Investment Trusts (REITs) continued their strong performance and significantly outperformed the broader equity market during the first six months of the year and the 1-year period, returning 13.38 percent and 24.04 percent as measured by the FTSE NAREIT Equity REIT Index, respectively.

International markets, were mixed during first six months of the year with emerging market stocks posting a solid 6.60 percent return, as measured by the MSCI Emerging Markets Index, and developed international stocks returning a disappointing -4.04 percent, as measured by the MSCI EAFE Index. The recovery in commodity prices (most importantly oil) since the lows set in February has alleviated fears of widespread defaults among sovereign credits with liabilities denominated in U.S. dollars and commodity-based revenues. Oil finished the second quarter at $48.33 a barrel.

Investment-grade fixed-income securities underperformed high yield bonds during the six-month period as noninvestment-grade bonds benefited from the rebound in oil prices and strength in energy-sector issuers, which make up a large percentage of U.S. high yield indexes. Investment-grade bonds, as measured by the Barclays Capital U.S. Aggregate Index, returned 5.31 percent and the Credit Suisse High Yield Bond Index, returned a strong 9.21 percent. The Federal Reserve met several times during the first half of the year and each time left rates unchanged. The much weaker than expected U.S. May payrolls report contributed to the June decision and shifted investor expectations that the Federal Reserve would now likely hold off on interest rate hikes for the remainder of the year.

Once again, we thank you for the privilege of serving your financial needs and encourage you to work closely with your financial professional to continue to explore your options throughout all life’s stages.

Sincerely,

David M. O’Malley

President and Chief Operating Officer

The Penn Mutual Life Insurance Company

President

Penn Series Funds, Inc.

Source: This material is not intended to be relied upon as a forecast, research or investment advice, and is not a recommendation, offer or solicitation to buy or sell any securities or to adopt any investment strategy. The opinions expressed are subject to change as subsequent conditions vary. All economic and performance information is historical and not indicative of future results.

Penn Series Funds, Inc. Semi-Annual Report

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Limited Maturity Bond Fund

The Penn Series Limited Maturity Bond Fund returned 1.81% for the six-month period ending June 30, 2016. The Fund’s benchmark, the Barclays U.S. Government/Credit 1-3 year Bond Index, returned 1.65% during the same period.

Despite consensus forecasts for additional tightening of monetary policy by the Federal Reserve to start the year, short-term interest rates fell sharply during the period. The 2-year Treasury note finished June at 0.58%, down from 1.05% at the beginning of 2016. The Domestic economy in the U.S. continues to be one of the few bright spots across the globe but negative rates in Japan and Europe kept demand strong for U.S. fixed income assets.

Our overweight exposure to structured bond securities and short-duration high yield debt contributed to the strong performance relative to benchmark year-to-date. We continue to look for attractive total return investment opportunities in these sectors with a bias to move up in credit quality.

We also shortened duration or interest rate risk in the Fund during the second quarter and expect short-term rates to move modestly higher for the remainder of 2016. Active management of both interest rate and credit risk will again be necessary to source value-added performance in the continued low interest rate environment. During the period we utilized derivatives to manage portfolio duration and yield curve positioning. Long positioning in Treasury 2-year note futures brought Fund duration in line with its benchmark and was a positive contributor to performance during the first six months of 2016.

Penn Mutual Asset Management, LLC

Investment Adviser

Portfolio Composition as of 6/30/16

Percent of Total Investments[1]
Corporate bonds	36.9%
Asset backed	33.2%
Commercial Mortgage Backed	15.0%
U.S. Treasury Obligations	9.9%
Residential Mortgage Backed	2.4%
Collateralized Mortgage Obligations	2.2%
Agency Obligations	0.2%
Municipal Notes	0.2%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Quality Bond Fund

The Quality Bond Fund returned 5.35% for the six-month period ending June 30, 2016. The Fund’s index, the Barclays Capital U.S. Aggregate Bond Index, returned 5.31% over the same period.

Interest rates in the United States and across the globe have fallen dramatically since the beginning of the year as central banks in Europe and Japan expand negative interest rate policies. More than $11 trillion of global sovereign debt now trades with negative yields. The 10-year U.S. Treasury note finished June with a yield of 1.47%, down 80 basis points since the beginning of the year and the lowest level since July of 2012.

Corporate and structured bond spreads reached their widest levels in mid-February but valuations have improved steadily since then. Outperformance for these spread sectors contributed to Fund value-added performance relative to its benchmark. We remain overweight these sectors but have been reducing credit risk and buying more U.S. Government securities, especially during the second quarter.

We have also been gradually reducing duration, or interest rate risk, in the Fund and will look for more attractive entry points during the second half of the year. Treasury Inflation Protected securities (TIPs) represent one area of new purchase activity within the Fund due to increasing cyclical inflation pressures in the United States. We will remain opportunistic during this period of heightened volatility and look for compelling total return investment opportunities. During the period we utilized derivatives to manage portfolio duration and yield curve positioning. Short positioning in Treasury Notes and Bond Futures brought the Fund duration in line with its benchmark and was a negative contributor to performance during the first six months of 2016.

Penn Mutual Asset Management, LLC

Investment Adviser

Portfolio Composition as of 6/30/16

Percent of Total Investments[1]
Corporate Bonds	33.8%
U.S. Treasury Obligations	19.2%
Commercial Mortgage Backed	19.0%
Asset Backed Securities	16.6%
Residential Mortgage Backed	11.0%
Agency Obligations	0.4%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

High Yield Bond Fund

The Penn Series High Yield Bond Fund returned 7.73% in the first half of 2016 while its benchmark, the CSFB High Yield Bond Index, returned 9.21%.

Positioning in the energy sector was the biggest drag on relative performance. Conversely, security selection in information technology was beneficial.

High yield bonds posted positive results during the first six months of the calendar year. Volatility driven by weakness in the energy sector and lower qualities dominated the market early in the year before a dramatic rally ensued in mid-February. The turnaround was supported by a dovish global central bank policy narrative, the rally in oil prices, and waning concern about a U.S. recession. Additionally, fallen angels — investment-grade issuers downgraded to high yield status — meaningfully added to the opportunity set. Recent market disruptions, most notably the June 23 UK referendum on European Union membership, have largely been short-lived.

After a prolonged period of considerable declines, both the energy and metals and minerals industries generated impressive gains in the first half of the year as bonds in the two segments rallied from distressed levels. Alongside this dramatic performance improvement, the composition of these commodity-related sectors has been transformed as defaults have cleansed more speculative credits from the market. At mid-year, the vast majority of the 37 companies that have defaulted have been from commodity-related sectors. After increasing to a two-year high at the onset of the year, default activity in the last three months was less than half of the first quarter’s total volume. However, this year’s total has already surpassed all of 2015.

Credit selection and our underweight in energy detracted as the sector, particularly the lower-quality segments, posted solid gains alongside the strong rally in commodity prices this year. Similarly, our underweight to the metals and minerals industry detracted from performance. This sector has rallied year-to-date following declines of -18% for 2015. However, our positioning reflects a multi-year relative weight and despite strong performance thus far in 2016, these companies face a number of fundamental headwinds.

Credit selection in information technology was beneficial partly due to our position in Blue Coat Holdings, a leading manufacturer of on-premises security systems. The company has adapted to the growing use of cloud storage, and we anticipate continued expansion of its business. In terms of rating, our underweight to higher-quality bonds — those rated BB or higher — has been supportive as these issues have lagged lower-quality credits year-to-date.

Eight years after the global financial crisis, weakening corporate profitability, creeping leverage, and increased idiosyncratic risks are indicative of an aging high yield credit cycle. Ongoing macro factors, geopolitical developments, and negative headlines will continue to cause volatility in risk assets, including high yield bonds. Our estimates for commodity-related fallen angels have been met and absorbed into the market, but energy and metals issuers are expected to keep the market default rate elevated for the remainder of this year into 2017. Nevertheless, the technicals of income demand are considerable. Government bond yields in many developed countries are negative, and U.S. Treasuries renewed low levels late in the period.

As always, we aim to deliver high current income while seeking to contain volatility inherent in this market. Our team maintains a commitment to credit research and risk-conscious investing that has led to favorable returns for our high yield clients over various market cycles.

Penn Mutual Asset Management, LLC

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Portfolio Composition as of 6/30/16

Percent of Total Investments[1]
Bonds
BBB/BB Rated & Above	15.0%
BB Rated	10.1%
BB/B Rated	23.8%
B Rated	12.5%
B/CCC Rated	24.0%
CCC and Below	1.8%
Not rated	1.9%
Loan Agreements	9.2%
Equity securities	1.7%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Flexibly Managed Fund

The Penn Series Flexibly Managed Fund returned 5.14% for the six-month period ending June 30, 2016, compared to its benchmarks the S&P 500 Index’s return of 3.84%.

Stocks rose over the six-month period ended June 30, 2016, a period of significant market volatility. Markets started the year with deep losses as oil prices collapsed amid concerns about weakening Chinese and global economic growth. However, equities rallied through late June, helped by reduced expectations for Federal Reserve interest rate increases in 2016 and rebounding commodity prices. As the period ended, stocks fluctuated wildly in response to a June 23 referendum in the UK, in which UK citizens voted in favor of leaving the European Union — the so-called “Brexit.” U.S. bond returns were mostly positive as the 10-year U.S. Treasury yield declined.

Overall, our equity weight marginally declined as we sold select equities on strength; however, we added to select holdings as equity market volatility rose in the latter part of the period. We added to equity holdings in the financials and consumer sectors, while we trimmed names in the utilities sector on strength. We continued to maintain exposure to covered calls, which give us the benefits of owning a stock while providing downside protection.

Our overall fixed income weight increased during the period. Our largest fixed income asset class remains high yield, where we tend to invest in high-quality, short-duration bonds. Although high yield spreads compressed recently, they remained in line with their long-term averages. Within investment-grade corporates, our weight also increased, and we continue to like the asset class as spreads remain above normalized levels.

The financials sector boosted relative performance during the period, due to stock selection. Global insurance brokerage firm Marsh & McLennan reported solid results, driven by revenue growth and capital deployment. Stock selection in the consumer discretionary sector also aided relative results. The telecommunication services sector detracted on a relative basis, due to an underweight position and security selection. Stock selection in the information technology sector also hindered relative performance.

We expect current concerns regarding global economic and political uncertainty to persist. The potential for headwinds such as slowing economic growth, fallout from the U.S. presidential election, and Chinese currency movements leads us to invest in solid companies that can provide value in a range of economic scenarios. Although we are identifying some opportunities to buy shares of high-quality companies during periods of market volatility, overall equity valuations remain elevated. Considering the prospect for uncertainty to continue weighing on global markets, we have maintained the portfolio’s conservative positioning.

As always, we remain committed to finding the best risk-adjusted opportunities across the asset class spectrum to balance our objectives of preserving invested capital and generating equity-like returns over the long term with less risk than the broader equity market.

Penn Mutual Asset Management, LLC

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Portfolio Composition as of 6/30/16

Percent of Total Investments[1]
Consumer, Non-Cyclical	30.4%
Financial	20.5%
Communications	11.7%
Consumer, Cyclical	10.8%
Industrial	9.0%
Technology	8.2%
Energy	5.1%
Utilities	3.1%
Basic Materials	0.9%
Asset Backed Securities	0.3%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Balanced Fund

The Penn Series Balanced Fund returned 4.19% for the six-month period ending June 30, 2016, compared to its benchmarks, the S&P 500 Index’s return of 3.84% and the Barclays Capital U.S. Aggregate Bond Index’s return of 5.31% for the same time period.

The Balanced Fund is comprised of a target allocation of 60% to an equity fund and 40% to a fixed income fund. The equity allocation of the Fund is comprised of the Penn Series Index 500 Fund which seeks a total return that corresponds to that of the S&P 500 Index. The fixed income allocation of the Fund consists of an allocation to the Penn Series Quality Bond Fund.

At the broad asset class level, the Balanced Fund’s equity allocation performed in line with its broad equity benchmark the S&P 500 Index for the year-to-date period. The Fund’s fixed income allocation outperformed the Barclays Capital U.S. Aggregate Bond Index for the year-to-date time period. Contributing to performance of the fixed income allocation of the Fund was the more conservative duration, or interest rate exposure, and sector allocation of the underlying individual fixed income fund versus the broad market Index.

Penn Mutual Asset Management, LLC

Investment Adviser

Asset Allocation Target as of 6/30/16

Index 500	60%
Intermediate Bonds	40%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Growth Stock Fund

The Penn Series Large Growth Stock Fund returned -6.22% for the six-month period ending June 30, 2016, compared to the 1.36% return for its benchmark, the Russell 1000 Growth Index.

Stock selection was the main reason for relative underperformance, but group weighting was also negative. Health care, industrials and business services, and consumer discretionary were the largest relative detractors. Materials relatively outperformed.

Most major U.S. stock indexes rose in the first half of 2016, a period of significant global market volatility. World markets started the year with deep losses as oil prices collapsed to 13-year lows amid concerns about weakening Chinese and global economic growth. Equities rallied through late June, as the Bank of Japan and the European Central Bank unveiled new stimulus efforts. The U.S. dollar also weakened. Mid-cap shares decisively outperformed large- and small-caps. As measured by Russell indexes, value stocks strongly outperformed growth stocks across all market capitalizations.

Health care was the largest relative detractor, primarily due to stock selection, but overweighting the worst performer in the benchmark for the period also hurt results. Shares of global specialty pharmaceutical company Allergan came under pressure after the U.S. Treasury Department announced new regulations that would deter U.S. companies from participating in a process commonly known as an “inversion,” in which a U.S.-based company moves to a foreign address through merger with a non-U.S. firm. The new rules led global pharmaceutical company Pfizer to abandon its plans to merge with Allergan. Valeant Pharmaceuticals continued to be battered by controversies, which included accounting restatements, investigations by the U.S. Securities and Exchange Commission, and the return and subsequent ouster of the company’s CEO following an extended medical leave. In the resulting turmoil, we eliminated our position in this stock.

Industrials and business services detracted due to stock selection. Airline stocks came under pressure over the period on investor concerns over revenue growth potential in the industry, the strength of the U.S. dollar, and a rebound in fuel prices. Shares of American Airlines declined after issuing disappointing guidance for passenger revenue per available seat mile, a key performance metric in the airline industry. The stock rebounded slightly toward the end of the quarter after reporting that passenger traffic rose in May, but it came under severe stress following the Brexit vote late in the quarter on concerns that global travel would be impacted.

The materials sector was the only relative outperformer, driven by stock selection. Shares of Martin Marietta Materials increased after the construction materials company reported quarterly earnings that significantly exceeded expectations. Despite a disappointing macroeconomic backdrop, sales of aggregates increased due to volume growth and price improvement. Martin Marietta Materials has the potential to continue to experience modest growth from increases in state-financed infrastructure projects and nonresidential construction in the United States.

Despite the volatility in the first half of 2016, caused by commodity price swings and exogenous events, we are optimistic about the longer-term prospects for large-cap growth stocks. The high-quality stocks in our investment universe appear fairly priced based on traditional valuation metrics versus long-term history. We intend to invest in established growth themes and are confident in the long-term growth potential of the fund’s holdings in the information technology, health care, and consumer discretionary sectors.

Penn Mutual Asset Management, LLC

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Portfolio Composition as of 6/30/16

Percent of Total Investments[1]
Communications	28.0%
Consumer, Non-Cyclical	24.3%
Consumer, Cyclical	17.2%
Technology	13.1%
Financial	12.6%
Industrial	4.1%
Basic Materials	0.7%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Cap Growth Fund

The Penn Series Large Cap Growth Fund returned 3.97% for the six-month period ending June 30, 2016, compared to the 1.36% return for its benchmark, the Russell 1000 Growth Index.

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period as EM economies proved to be particularly lackluster. Globally, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory. The U.S. Federal Reserve indicated that its monetary policy tightening cycle would be more gradual than earlier anticipated. At the very end of the period, the United Kingdom voted to leave the European Union, beginning a multi-year process of negotiation in order to achieve “Brexit”.

U.S. earnings headwinds expanded beyond the energy, materials and industrial sectors, to include most sectors of the market. The sharp rise in the U.S. dollar also weighed on earnings early in the period, though dollar strength ebbed somewhat late in the period. U.S. consumer spending held up well during the period amid a modest increase in real wages and falling gasoline prices. Global trade was dampened particularly by falling demand in emerging markets. Weaker Chinese growth, which contributed to the decline in commodity prices, weighed on EM economies and asset prices. China responded with a variety of monetary and fiscal measures to stimulate its economy, which showed signs of stabilization at the end of the period, though concerns over high debt levels persist. Structural factors such as floating exchange rates and fiscal buffers partially offset the cyclical headwinds to emerging markets.

Stock selection in both the health care and special products & services sectors detracted from performance relative to the Index. Within the health care sector, the Fund’s overweight position in medical device company Cooper Companies and avoidance of biotech firm Gilead Sciences boosted relative returns. In the special products & services sector, overweighting global provider of banking and payment technologies Fidelity National Information Services and management consulting firm Accenture aided relative returns.

Underweighting and security selection in the technology sector was another factor for strong relative performance. Within this sector, underweighting computer and personal electronics maker Apple lifted relative performance. Additionally, an overweight position in semiconductor company Texas Instruments and the Fund’s out-of-benchmark investment in semiconductor manufacturer Taiwan Semiconductor aided relative returns as both companies outperformed the benchmark during the reporting period.

In other sectors, the Fund’s overweight positions in infant and children’s pediatric nutrition producer Mead Johnson Nutrition, global consumer products company Colgate-Palmolive and repair and operating products company W.W. Grainger added value to relative performance.

Not investing in the strong-performing utilities and communications sectors detracted from relative performance. Not holding telecommunications company Verizon Communications hurt the Fund’s relative performance over the reporting period.

Weak stock selection in financial services sector also dampened relative performance. There were no stocks within this sector that were among the Fund’s top relative detractors for the period.

Elsewhere, the Fund’s out-of-benchmark holdings of pharmaceutical and medical products maker Abbott Laboratories hurt relative performance. Additionally, not owning strong-performing health insurance and Medicare/Medicaid provider UnitedHealth Group, tobacco company Altria Group, cable services provider Comcast, social networking service provider Facebook and diversified technology company 3M hurt relative performance. Overweight positions in internet search giant Alphabet, healthcare services company Express Scripts and custom information technology consulting and technology services provider Cognizant Technology further weakened relative returns.

Penn Mutual Asset Management, LLC

Investment Adviser

MFS Investments

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/16

Percent of Total Investments[1]
Consumer, Non-Cyclical	32.8%
Technology	18.0%
Consumer, Cyclical	14.3%
Basic Materials	9.4%
Industrial	8.9%
Communications	8.7%
Financial	7.4%
Energy	0.5%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Core Growth Fund

The Penn Series Large Core Growth Fund returned –1.23% for the six-month period ending June 30, 2016, compared to the 1.36% return for its benchmark, the Russell 1000 Growth Index.

Over the last six months, security selection in the health care as well as select consumer staples positions contributed to returns. Selection in industrials and information technology detracted from performance.

Within health care, political and pricing pressures caused severe weakness in the biotechnology sector while new innovation drove strong returns within the medical equipment industry. Edwards Life Sciences is focused on technologies that treat heart disease and is a leader in the market for transcatheter heart valves (THV). Recently, Edwards has reported strong results driven by a significant increase in its THV sales. Management increased its 2016 revenue projection. UnitedHealth Group showed razor focus in an otherwise blurry sector. After weighing on returns for much of 2015, positioning in the health care sector contributed to quarterly returns. UnitedHealth, the largest managed care company, reported large increases in revenue and earnings that beat expectations. Much of United’s revenue growth is driven by its Optum division, which handles pharmacy benefits and health services, and which posted a robust 70% revenue gain. The managed care industry is in flux as several of United’s competitors are in the process of merging. With United able to stay focused on its core business and avoid merger distractions, they have been able to take market industry share. Lastly within healthcare, Boston Scientific saw its fastest growth in 10 years. The manufacturer of medical devices saw specific strength in its cardiovascular division where organic growth was up 14%.

Within consumer staples, Constellation Brands had a strong run of outperformance. Constellation, a producer and distributor of branded beer, wine and spirits, posted another strong quarter with sales and earnings above street expectations. These results not only reflect the strength of the U.S. consumer, but also the continuing revenue and cost synergies from the company’s acquisition of Grupo Modelo’s U.S. beer business.

Within industrials, Delta Air Lines detracted on weaker passenger unit revenue. The airline reported better-than-expected earnings during the quarter, but the stock declined on concerns over decreasing passenger unit revenue. The company’s revenues were also adversely impacted by foreign currency exchange and the attack on the Brussels airport. While the company is benefitting from lower fuel prices, several low cost carriers have been aggressive in lowering prices amidst low oil prices, a strategy that as impacted Delta’s pricing power.

Within the technology sector, specific weakness was visible in the software industry as a combination of company specific issues and concerns over enterprise spending pressured portfolio holdings. Tableau Software, a data visualization software company, reported disappointing quarterly results driven by an unexpected decline in licensing revenue. As a result, shares of Tableau declined sharply. Alphabet had results that fell short of analyst expectations. Ubiquitously known as Google, the leading digital-ad platform is benefiting as more advertisers shift online, particularly to smartphones, where internet users spend a growing share of their time. We continue to favor the longer-term prospects for the company, including their opportunity to monetize display advertising on the YouTube platform, which is still early in its growth phase. Palo Alto Networks mixed results and lofty expectations weighed on the stock. While network security remains a priority for corporations, the industry has fallen victim to very difficult earnings comparisons. While the company reported better-than-expected revenue and earnings that were in line with expectations, Palo Alto stated that growth will likely decelerate in the near term as macroeconomic headwinds have become more pronounced.

Penn Mutual Asset Management, LLC

Investment Adviser

Wells Capital Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/16

Percent of Total Investments[1]
Consumer, Non-Cyclical	30.9%
Consumer, Cyclical	23.0%
Communications	17.8%
Technology	14.9%
Financial	5.7%
Industrial	5.5%
Basic Materials	2.2%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Cap Value Fund

The Penn Series Large Cap Value Fund returned 1.53% for the six-month period ending June 30, 2016, compared to the 6.30% return for its benchmark, the Russell 1000 Value Index.

Equity market performance year-to-date was positive, but disguised yet another period of extreme volatility. Investors remain on high alert regarding interest rates, the price of oil, and U.S. and global politics. Investors are also closely watching the fallout from Brexit. With an interest rate hike being pushed out, a steepening yield curve increasingly being pushed to the right and continued volatility in equity markets, higher-yielding and more defensive sectors (utilities, telecommunications and consumer staples) maintained market leadership, regardless of valuation.

In this environment, the Fund underperformed its benchmark due to stock selection within the financials and health care sectors, and underweights to the energy and utilities sectors. Despite solid stock selection, an overweight to the consumer discretionary sector also weighed on relative return. On an absolute basis, the Fund performed well with most sectors, except financials and health care, providing positive returns. Stock selection within the industrials sector continued to be a bright spot due to solid performance from Northrop Grumman, Pentair Plc, Eaton and Honeywell International.

The top individual performers were Hess Corporation, Halliburton and Vulcan Materials. Hess, a global exploration and production (E&P) company, benefited from the broad rally in oil prices. The combination of quality resource assets, a strong balance sheet and a reasonable valuation also proved attractive to investors. Halliburton, like Hess, rallied as oil prices rebounded from February lows and drove some early signs of increased drilling and completion activity by North American E&P companies. In addition, the company terminated its merger with smaller rival Baker Hughes, which was facing dual headwinds of regulatory scrutiny and an industry downturn. The termination eliminated a major overhang and provided some relief to investors. Vulcan Materials, a construction aggregate company, outperformed due to continued strong volume and pricing trends in its core aggregates business. The recent passing of a highway bill and solid demand for public and private non-residential construction has supported demand in Vulcan’s core markets.

The largest individual detractors were Bank of America, Teva Pharmaceuticals and Marathon Oil. Despite a relative underweight in financials, the sector detracted the most from performance. Bank of America, along with its peers, struggled over concerns regarding a weaker global economy and continued low interest rates. After a strong finish to 2015, shares of Teva Pharmaceuticals, a generic and specialty drug company, weakened. The weakness was largely due to systemic concerns about the specialty pharmaceuticals industry and mounting political pressures. The delay of Teva’s planned acquisition of Allergan’s generics business also weighed on the stock. Marathon Oil, an independent E&P company, was particularly weak in January as oil prices continued to fall and investors became increasingly concerned about balance sheet strength. By mid-February, Marathon had become a fairly small position for the fund, and we exited the holding. We re-allocated the proceeds into Hess.

We continue to expect new highs in the S&P 500 Index later this year. Earnings per share estimates have been marked down to levels that appear achievable. We believe the bull market is intact, though the advanced age of the rally and sluggish global growth will likely confine returns to the single digits. Still, single-digit returns would be an excellent outcome in this low inflation and low interest rate environment. We continue to take a security-specific approach and, as always, view opportunities as defined by our reward to risk profiles, regardless of the direction of the markets.

Penn Mutual Asset Management, LLC

Investment Adviser

Loomis, Sayles & Co.

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/16

Percent of Total Investments[1]
Financials	26.1%
Consumer, Non-Cyclical	21.1%
Industrial	15.0%
Energy	9.3%
Communications	8.7%
Consumer, Cyclical	8.5%
Technology	5.8%
Utilities	4.1%
Basic Materials	1.4%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Core Value Fund

The Penn Series Large Core Value Fund returned 1.69% for the six-month period ending June 30, 2016, compared to the 6.30% return for its benchmark, the Russell 1000 Value Index.

U.S. stocks opened the period under the backdrop of worries concerning falling oil prices, declining interest rates, and weakening global growth, raising fears of a possible recession. Investor concern focused particularly on China’s slowing economy and its potential impact on economies worldwide. The adoption of negative interest rates in Japan added to the specter of an impending global recession.

In mid-February, however, U.S. stocks began a strong rebound that overcame the earlier setbacks. Coinciding with the move was a turnaround in crude oil prices. The equity market rally got a further boost in March from the U.S. Federal Reserve (Fed), when it held interest rates steady and pared back plans for future rate hikes.

From there, stocks continued their advance into the second quarter on positive economic news, including strong retail sales, job market gains and higher energy prices. The continued slow-but-steady economic growth led to expectations that the U.S. Federal Reserve (Fed) would likely raise interest rates at its June meeting. But, after a disappointing May jobs report, the Fed left rates unchanged amid new doubts about the health of the economy. U.S. stocks mounted a brief recovery in the days following the Fed announcement, only to fall sharply in the wake of the Brexit vote. The outcome of the June 23 “Brexit” vote sent stocks into a two-day tailspin. However, the market’s subsequent rebound regained much of the lost ground before closing out the quarter.

The Fund’s underperformance versus the Index was driven primarily by unfavorable stock selection. Unfavorable stock selection in the financials sector represented the largest drag on relative performance during the period. Within Financials, overweight positions in Credit Suisse, Invesco, XL Group, and Goldman Sachs were among the largest individual detractors during the period.

Stock selection within information technology and health care also detracted. In health care, positions in Teva Pharmaceutical Industries and Allergen hurt results, while in information technology, the Fund’s exposure to NXP Semiconductors detracted from relative performance. Elsewhere, a position in consumer staples company Kroger and an underexposure to strong-performing ExxonMobil weighed on relative performance.

The Fund’s underweight exposure to the consumer discretionary sector, and favorable stock selection results within the sector contributed to relative performance. Among the largest contributors to performance at the individual stock level were overweight positions in utilities firms NextEra Energy and Sempra Energy, an overweight position in Verizon, and not owning underperforming Bank of America.

Notable portfolio activity included adding to select existing positions in health care, including Allergan and Eli Lilly within the pharmaceutical space. Allergan maintains strong franchises in ophthalmology and aesthetics, while Eli Lilly has the most comprehensive diabetes portfolio in the industry. Elsewhere, financials exposure was reduced modestly through actions such as the elimination of XL Group from the Fund due to fundamental concerns over merger integration taking place.

In terms of sector weightings, the Fund’s largest overweights were in health care and industrials, while its underweights were in information technology, telecommunication services, and consumer discretionary.

Penn Mutual Asset Management, LLC

Investment Adviser

Eaton Vance Management

Investment Sub-Adviser

Portfolio Composition as of 6/30/16

Percent of Total Investments[1]
Financials	30.2%
Consumer, Non-Cyclical	25.1%
Energy	13.0%
Industrial	11.2%
Utilities	6.7%
Communications	5.6%
Consumer, Cyclical	3.1%
Technology	3.0%
Basic Materials	2.1%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Index 500 Fund

The Penn Series Index 500 Fund returned 3.59% for the six-month period ending June 30, 2016, compared to the 3.84% return for its benchmark, the S&P 500 Index.

The opening month of 2016 was anything but reassuring for global investors as growth assets sold off aggressively the first two weeks of the year on a mosaic of uncertainties persisting from 2015. Front and center was a series of conflicting messages from China’s policy makers in both equity and currency markets, each iteration of which seemed to unsettle the market more than the last. Further unnerving markets was a continued rapid selloff in oil prices that has been a prevailing market theme since the middle of 2014.

The relief rally in growth assets that began in the middle part of February continued for the better part of March. Providing foundation for the sharp improvement in sentiment during the second half of the quarter were sharp gains beginning in February in the beaten down energy sector, a better tone to global manufacturing data in March and continued active and verbal support from central banks.

Earnings forecasts for S&P 500 Index for the first quarter of 2016 point to a fourth consecutive quarter of negative year-over-year earnings growth, a very rare event outside an economic recession. There are now, however, good reasons to believe this could be the last negative quarter of earnings, barring the economy actually does succumb to a recession. Two primary contributors to the negative earnings growth, falling energy prices and a stronger U.S. dollar both seem to have run their course for now. Just as government bonds outperformed equities in the first quarter, the best performing sectors in the S&P 500 Index to start the year were those most resembling bonds, with the high yielding telecommunications and utilities sectors returning 16.6% and 15.6% respectively. At the other end of the spectrum of sector outcomes, financials returned a negative 5.1% return on the quarter on reduced expectations for the path of future Fed rate hikes and health care names gave up 5.5% for the quarter.

One of the notable developments driving markets in May was the re-emergence of expectations the Federal Reserve (Fed) would contemplate raising rates during the middle of 2016, something that had been given scant probability at the beginning of the month. Following a string of better-than-expected economic reports, notably retail sales, and the release of more hawkish than expected minutes from the April Federal Open Market Committee (FOMC) meeting, the probability of a hike by July increased to a better than even 55% on May 24. While a better economic data flow increased the odds of near term Fed tightening, other releases suggested possibly limited upside for the economy.

Market watchers anticipating the Fed would be following through with a near term rate increase based on the strength of U.S. economic data were required to significantly adjust expectations on June 3 with the release of the May U.S. non-farm payrolls report. The preliminary release showed a paltry increase of just 38,000 jobs against expectations for 160,000 and was the lowest initial reading since August of 2011. As the month continued, the prospect of a possible ‘leave’ vote in the British referendum to remain in the European Union further decreased the possibility the Fed would be raising rates. Once the unexpected ‘leave’ vote result was confirmed on the morning of June 24, the resulting uncertainty took the likelihood of any Fed tightening for the rest of 2016 down close to zero and even an increase in through the end of 2017 was priced at less than one third.

Penn Mutual Asset Management, LLC

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Portfolio Composition as of 6/30/16

Percent of Total Investments[1]
Consumer, Non-Cyclical	24.6%
Financials	16.8%
Communications	12.9%
Technology	12.5%
Consumer, Cyclical	10.0%
Industrial	9.6%
Energy	7.4%
Utilities	3.6%
Basic Materials	2.5%
U.S. Treasury Obligations	0.1%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Mid Cap Growth Fund

The Penn Series Mid Cap Growth Fund returned 2.21% for the six-month period ending June 30, 2016, compared to the 2.15% return for its benchmark, the Russell Midcap Growth Index.

From a sector standpoint, our energy overweight was the primary reason for this result. Outside of energy, our sector selection largely hindered performance, with overweights in the underperforming sectors of health care and information technology, and underweights in the outperforming sectors of industrials, consumer staples and financials. Fortunately our stock selection was strong in the first half of 2016, and this enabled us to overcome our lackluster sector positioning. In fact, our stocks outperformed their benchmark peers in all but two sectors during the period. Our two underperforming sectors were financials, where real estate investment trusts (REITS) largely drove the Index performance, and consumer discretionary, where our luxury brands and retail names struggled.

Our outlook for the stock market remains cautiously constructive, as it has been for much of the year. The U.S. economy is in a growth mode, albeit slow growth. Economies elsewhere in the world remain challenged, which restricts the ultimate strength of U.S. companies and the economy. Europe has shown signs of recovery, while China has become a bigger drag on world economic progress, and Latin America remains broadly weak. There have been more stresses on the earnings outlook for U.S. companies than we have seen in a considerable period of time. While much of this stress emanated from the energy sector last year, the negative feedback loop associated with energy-related employment and spending has had a broader impact on economic growth and corporate health across many sectors.

Our cautiously constructive outlook is based on our confidence that the positives we see in the economy–greater employment, an improving housing market, low energy prices, more accommodative lending, supportive demographic trends–will be enough to offset the negatives to earnings, allowing earnings and stock prices to move higher. We think these positives will outweigh the negatives as we progress through the remainder of the year. We think that the ongoing positive but slow rate of growth in the economy will drive greater demand from investors for the stocks of clearly differentiated growth companies who can deliver superior earnings performance independent of any sluggishness in the overall economy. We think the markets will trend more defensively, as well, in terms of both earnings stability and creditworthiness. This will be a response to any increases in interest rates that might come as a result of firmer economic growth, and also because of concerns about simmering debt issues around the world. Valuation will be a concern if earnings growth is less certain and debt issues weigh, but could move upward if underlying economic trends in the U.S. continue to improve through better employment growth, a stronger housing market, and any long hoped-for improvement in capital spending.

Our preference for high-quality growth companies with stable and sustainable earnings profiles and strong balance sheets should serve our investors well if the economy struggles to regain a faster growth rate in the latter half of 2016. We are overweight the health care sector, an area where we find many vibrant growth stock opportunities. We are happy with our energy overweight, as we think oil prices are likely to trend higher based on downtrends in production and supply and growing demand. We are most likely to add to our weightings in the information technology and consumer discretionary sectors, and possibly industrials, over the next three to six months.

Penn Mutual Asset Management, LLC

Investment Adviser

Ivy Investment Management

Investment Sub-Adviser

Portfolio Composition as of 6/30/16

Percent of Total Investments[1]
Consumer, Non-Cyclical	30.0%
Consumer, Cyclical	24.4%
Technology	12.9%
Industrial	11.7%
Financial	11.6%
Energy	5.4%
Communications	4.0%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Mid Cap Value Fund

The Penn Series Mid Cap Value Fund returned 5.73% for the six-month period ending June 30, 2016, compared to the 8.87% return for its benchmark, the Russell Micap Value Index.

The market was extremely volatile during the first half of 2016. For much of the first quarter, investors vacillated as to whether or not economic conditions in the emerging markets and the commodity sectors would push the slowly growing U.S. economy into a recession which led to price volatility as the markets appreciated or declined by more than 1% during roughly half of the trading days. As the first quarter came to an end, fears of a global recession appeared to subside and equity markets rallied. During the second quarter, in a surprising and historic move, Britain voted to exit the European Union. The markets reacted with increased volatility and the Russell Mid Cap Value Index declined significantly. The Index recovered toward the end of June, however the Fund, which is positioned in much cheaper, cyclically-oriented stocks as opposed to the more richly-priced stocks that do well in a “risk-off” or low interest rate environment, underperformed the Index.

Significant market volatility creates buying opportunities for long-term value investors, as stock declines can widen the intrinsic value gap. During the first half of the year, a portion of our underperformance can be attributed to our overweight positions in the more cyclical areas of the economy such as the consumer discretionary and technology sectors and our underweight to the benchmark in the utilities sector. Our contrarian investment style has shifted us away from the defensive sectors of the market (utilities, consumer staples) as we believe these areas have become highly valued as investors seek out higher yielding stocks.

The Fund benefited from the rebound in the energy sector (ONEOK, Devon Energy), strong results and outlook from Colony Starwood Homes, and a rebound in Tyco’s stock as investors began to appreciate the benefits from the merger agreement with Johnson Controls. On the negative side, Skyworks Solutions has come under pressure due to increased concern about the next iPhone launch (Apple is their biggest customer), while Nuance declined as technology shares were hit hard at the end of the period. Finally, Office Depot shares came under substantial pressure when the merger with Staples was blocked by the FTC.

Despite recent turmoil in the market, valuation levels continue to be above historical averages. This can be justified by extremely low interest rates and the likelihood that they will stay low for the foreseeable future. However, the market has many headwinds it has to overcome to appreciate from here, including the fallout from Brexit, sluggish global growth, the Presidential election, and a general decline in global business confidence. We have not been dealing with a normal post-recession expansion, rather one that has been driven by extremely accommodative monetary policy decisions. It is still unlikely that without this stimulus the world economies can be self-sustaining and accordingly, we anticipate easy monetary policy to continue.

We own stocks that, in general, sell at cheaper multiples to the market, that are trading at substantial discounts to our estimate of intrinsic value, and generate strong free cash flow. We remain confident in the Fund’s ability to perform in what could be a difficult investment backdrop.

Penn Mutual Asset Management, LLC

Investment Adviser

Neuberger Berman Investment Advisers

Investment Sub-Adviser

Portfolio Composition as of 6/30/16

Percent of Total Investments[1]
Financials	19.7%
Industrial	19.1%
Technology	17.0%
Consumer, Cyclical	12.9%
Consumer, Non-Cyclical	11.6%
Energy	7.7%
Utilities	7.4%
Basic Materials	2.5%
Communications	2.1%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Mid Core Value Fund

The Penn Series Mid Core Value Fund returned 10.53% for the six-month period ending June 30, 2016, compared to the 8.87% return for its benchmark, the Russell Midcap Value Index.

The Fund received positive results in absolute terms in all 10 sectors in which it was invested. Relative to the benchmark, positions in the industrials, health care, consumer staples, financials, and consumer discretionary sectors added to returns. The materials and utilities sectors detracted from relative performance.

Security selection in industrials boosted relative returns, fueled in particular by an overweight and stock selection in commercial services and supplies. Tyco International, a portfolio overweight, was leading contributor. Tyco is in the process of merging with Johnson Controls, and the companies have outlined over $1 billion in merger synergies. Also, both companies have announced ongoing productivity initiatives.

Security selection in health care also enhanced performance. A lack of exposure to the pharmaceuticals industry was especially beneficial as a number of benchmark pharmaceutical stocks, such as Perrigo, sold off sharply during the period. Perrigo, which the portfolio does not own, suffered a sizable stock correction after it issued weak guidance and its CEO resigned.

The Fund’s overweight in the consumer staples sector added to returns, especially in the food and staples retailing and food products industries. Sysco, a large distributor of food and related products, was one of the strongest performing investments, aided by improving trends in the restaurant business.

Utilities was one of the strongest-performing sectors of the benchmark during the period, as investors sought stability during bouts of market volatility. As a result, the Fund’s underweight in utilities hurt performance relative to the Index. Nonetheless, the utilities sector yielded one of the top-contributing individual investments, an overweight in Westar Energy. Shares of Westar Energy surged higher on news the utility would be acquired by Great Plains Energy.

An underweight in the overall financials sector assisted relative returns. Positioning within financial services also supported returns, due primarily to security selection in banks and insurance and a lack of exposure to the challenged consumer finance industry.

While the Fund’s underweight in financials assisted relative performance, a number of individual investments were detractors. These included Northern Trust, LPL Financial Holdings, and portfolio-only investments in PNC Financial Services and State Street. Declining interest rates and expectations that interest rates could remain low over the near-term combined with capital market volatility to pressure returns for many banks and capital markets companies.

An underweight in materials detracted from performance, as many of the benchmark’s materials stocks rose along with commodities prices. Stock selection was also detrimental, as the portfolio had no exposure to some metals and mining stocks, including Newmont Mining, that delivered strong share price performance for the benchmark.

The team continues to build the portfolio using a bottom-up, stock-specific process. Through its fundamental research, the portfolio managers seek higher-quality, mid-sized companies temporarily selling at a discount. At the end of the quarter, the Fund’s largest overweight position was in consumer staples. The Fund has smaller relative overweights in the health care and energy sectors.

The Fund’s largest sector underweight remains in financials due to a continued underweight in real estate investment trusts (REITs). The team continues to find REIT valuations generally unattractive. In addition, the Fund has smaller relative underweights in materials, utilities, information technology, consumer discretionary, and telecommunication services.

Penn Mutual Asset Management, LLC

Investment Adviser

American Century Investment Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/16

Percent of Total Investments[1]
Financials	28.1%
Industrials	17.5%
Consumer, Non-Cyclical	15.7%
Energy	12.9%
Utilities	10.2%
Consumer, Cyclical	7.2%
Technology	4.6%
Index Fund	2.2%
Communications	1.3%
Basic Materials	0.3%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

SMID Cap Growth Fund

The Penn Series SMID Cap Growth Fund returned 0.67% for the six-month period ending June 30, 2016, compared to the –0.03% return for its benchmark, the Russell 2500 Growth Index.

Over the last six months, security selection in the health care, industrial, and consumer sectors contributed to returns. Positioning in the information technology and financial sectors was the primary source of underperformance.

Within health care, our conviction in Alere was rewarded. Despite no material change to company fundamentals, our position in Alere had detracted from returns in 2015. With our thesis still intact, we maintained our position and were rewarded as shares soared 27% after the company agreed to be acquired by Abbott Laboratories Inc. Also within the sector, Align Technology has shown considerable strength over the past 12 months. The manufacturer of the Invisalign orthodontic treatment posted a near flawless quarter as shipments were up 26% after growing above expectations the previous two quarters. Strong growth has been visible in both domestic and international markets and we believe the company is still early in penetrating a large total available market. Shares of VCA outperformed as our thesis on VCA, a leader in the animal health field, continues to be validated. The company has made a number of strategic acquisitions that contribute to its attractive level of operating leverage. The company reported better-than-expected quarterly results, driven by improving gross margins and strong sales growth in both their veterinary hospitals and lab businesses.

Within industrials, Carlisle Companies continues to enjoy strong end markets. For the last several quarters we have allocated capital to opportunities created by a strong non-residential construction market. Carlisle is a commercial roofing supplier that continues to reap the benefits of strong construction activity. Carlisle is in the position of experiencing strong organic growth and expanding margins, both enviable characteristics in the current industrial environment

Within consumer discretionary, Michaels Companies’ strong quarter garnered investor attention. The arts and craft retailer reported strong results driven by better-than-expected same store sales growth. Given its product mix and dominant market share in a fragmented industry, Michael’s faces lower competition and e-commerce risk than many “brick and mortar” retailers.

Additionally, the company’s ability to pay down debt should prove additive to financial results going forward.

Within consumer staples, Constellation Brands had a strong run of outperformance. Constellation, a producer and distributor of branded beer, wine and spirits, posted another strong quarter with sales and earnings above street expectations. Constellation has expanded the beer business to include Corona Extra cans and Corona Light Draft, and volumes grew over 10%. In addition to continued growth in volumes, we anticipate margin expansion as the state of the art brewery acquired in the deal fully comes on line in 2015, and as the company pays down debt.

Within the technology sector, specific weakness was visible in the software industry as a combination of company specific issues and concerns over enterprise spending pressured portfolio holdings. Tableau Software a data visualization software company, reported disappointing quarterly results driven by an unexpected decline in licensing revenue. As a result, shares of Tableau declined sharply.

Within financials, Raymond James Financial has fundamental drivers of future growth, but was impacted by capital market volatility in the short term. In particular, Raymond James pressured by moderating interest rates and a flattening yield curve during the quarter, highly unusual events during times of Fed tightening. On the bright side, Raymond James continues to be successful in recruiting new financial advisors, a key element of our investment thesis.

Penn Mutual Asset Management, LLC

Investment Adviser

Wells Capital Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/16

Percent of Total Investments[1]
Consumer, Non-Cyclical	35.9%
Consumer, Cyclical	20.0%
Industrial	19.7%
Technology	15.7%
Financials	4.7%
Communications	3.1%
Energy	0.9%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

SMID Cap Value Fund

The Penn Series SMID Cap Value Fund returned 5.58% for the six-month period ending June 30, 2016, compared to the 7.84% return for its benchmark, the Russell 2500 Value Index.

Volatility marked the first half of 2016 as investor anxiety centered on a number of macro issues that raised concerns about global economic growth. Early in the year, market sentiment shifted dramatically as the market fell over concerns about plummeting oil prices and Chinese economic growth. The markets then recovered as better U.S. economic data, stabilizing oil prices and expectations that monetary policy would remain accommodative, eased concerns.

Late in the second quarter, the United Kingdom’s June vote to leave the European Union reignited these fears. Immediately following the result, volatility spiked as markets grappled with uncertainty over the vote’s impact on global economic growth. However, equities recovered some post-vote losses as investors pinned their hopes on even more accommodative monetary policies from central banks.

For the first half of 2016, the Fund rose in absolute terms but underperformed its benchmark, the Russell 2500 Value Index. Sector allocation detracted from returns while security selection contributed. Sector allocation underperformance was predominantly driven by overweights to the consumer discretionary and technology sectors and an underweight to utilities. Positive security selection was broadly spread across sectors but was strongest in the portfolio’s consumer discretionary and technology holdings. Performance detractors included Office Depot, an office supply store catering to consumers and businesses. The company’s stock fell sharply after a court ruled in favor of the Federal Trade Commission’s decision to block its proposed merger with rival Staples. Molina Healthcare, a provider of Medicaid services to low-income families and individuals, also underperformed. The company reported weaker-than-expected earnings because of elevated medical loss ratios in some of its key markets, including Ohio and Texas.

Leading outperformers included energy companies such as QEP Resources, a natural gas and oil exploration and production company. QEP’s stock rallied as oil prices recovered and the company’s new oil wells reported better-than-expected productivity. Shares of Ingredion, a company that refines corn into starch and sweeteners saw benefits from higher utilization rates of its North American supply chain. The company also showed continued progress in its efforts to shift towards higher margin products.

The recent Brexit vote added to investor anxiety over the growth prospects for the global economy. Central banks have pursued increasingly accommodative monetary policies and have driven interest rates to historical lows. Investors have gravitated to industries such as utilities and REITs, whose earnings stability and high yields are viewed to offer shelter in an uncertain world and income in a low-interest-rate environment.

While we share the market’s concerns, we believe investors have ignored long-term fundamentals pursing this safety and yield. Our research suggests that they have dramatically undervalued an increasing number of high-quality companies with strong free cash flow and compelling company-level catalysts. We have been selective in adding these opportunities as we expect to see continued market volatility. We continue to focus on stocks with strong fundamentals, including solid free cash flow and strong long-term profitability outlook.

Penn Mutual Asset Management, LLC

Investment Adviser

AllianceBernstein

Investment Sub-Adviser

Portfolio Composition as of 6/30/16

Percent of Total Investments[1]
Financials	22.84%
Consumer, Cyclical	18.37%
Industrial	15.08%
Consumer, Non-Cyclical	11.94%
Energy	9.76%
Technology	8.66%
Communications	6.94%
Utilities	5.02%
Basic Materials	1.39%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Small Cap Growth Fund

The Penn Series Small Cap Growth Fund returned 1.75% for the six-month period ending June 30, 2016, compared to the –1.59% return for its benchmark, the Russell 2000 Growth Index.

The Fund outperformed its primary benchmark, during the period. We expect the bulk of our relative outperformance to come in weak or uncertain market environments, when the stability of the businesses we invest in is more appreciated, or in environments in which stock selection is the primary driver of returns. This was the case during the first half of the year as outperformance was largely driven by stock selection.

Leading outperformance on a sector basis was our selection of health care and technology stocks. The strong relative performance in health care was largely due to acquisition activity as some of the Fund’s holdings were bought during the period. Medical device maker LDR, for example, was acquired by Zimmer Biomet. LDR was an attractive target due to its Mobi-C product, a two-level cervical disk replacement. We have always favored this company, but recognized that the stock was held back, to a degree, by the reticence of insurers to fully cover Mobi-C. That headwind will likely be removed now that it is a component in Zimmer’s arsenal.

Also benefiting from an acquisition was FEI, which was purchased by Thermo Fisher. FEI is a leading manufacturer of electron microscopes, whose products have several industrial applications, including semiconductors. As chips become smaller, the demand for such high-powered microscopes to conduct quality control, we believe, will grow. Thermo was also likely attracted to FEI for its pristine balance sheet.

Financial software and services company, MarketAxess was a strong gainer. The market is beginning to recognize the tremendous opportunity presented by MarketAxess as it attempts to modernize bond trading. Unlike equities platforms, which have evolved over the past two decades, bond trading, to a degree, remains mired in the last century. MarketAxess operates an electronic trading platform that helps improve both liquidity and trading costs for market participants. The company’s technology is reaching a tipping point in adoption by major players, which, in our view, provides a competitive advantage as its platform stands to benefit from a network effect.

The Fund’s holdings in financials and consumer staples detracted from relative performance. SS&C Technologies was a large absolute detractor. SS&C was impacted by concerns about its client base of active managers, including hedge funds. Actively managed funds in general have come under pressure from passively managed competitors, and many hedge funds have closed shop. While we are aware of the headwinds facing SS&C’s client base, we still favor the company as we see ample opportunity for it to grow revenue through cross-selling among its existing client base.

Eagle Pharmaceuticals was another detractor. The stock was down after the FDA rejected its blood clot preventing drug Kangio. The specialty pharmaceutical company focuses on improving formulations of existing hospital administered drugs. These improved formulations make the intake of the drug easier or faster for the patient.

OSI Systems also weighed on performance. The company makes security systems, health care monitoring systems and optoelectronic devices. The stock was down in large part because construction at a number of European airports delayed implementation of some of OSI’s baggage screening systems in those airports. International markets for some of their medical devices were also soft during the quarter. None of this changes our longer-term view of the company. We expect OSI’s baggage screening systems to be in high demand as Europe implements new security rules in baggage screening, and we also like the outlook for many of the company’s medical devices.

Penn Mutual Asset Management, LLC

Investment Adviser

Janus Capital

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/16

Percent of Total Investments[1]
Consumer, Non-Cyclical	35.0%
Technology	20.2%
Industrial	17.2%
Consumer, Cyclical	12.2%
Financial	6.7%
Communications	4.7%
Basic Materials	2.5%
Energy	1.1%
Diversified	0.4%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Small Cap Value Fund

The Penn Series Small Cap Value Fund returned 5.09% for the six-month period ending June 30, 2016, compared to the 6.08% return for its benchmark, the Russell 2000 Value Index.

In the Fund for the six-month period, our investments in the financials and materials sectors detracted from performance, whereas the energy and health care sectors contributed to results.

Memorial Resource Development Corp., an oil and natural gas exploration and production company operating in Northern Louisiana, was a top detractor from returns during the first quarter of 2016. Its shares came under pressure after the company appointed a new Chief Executive Officer and lowered production guidance. Despite short-term headwinds, we continue to be constructive on Memorial Development Corp. We believe the company is one of the most capital efficient operators in the industry with high-quality assets and the ability to significantly increase production over the long term. Nexstar Broadcasting Group, a television broadcasting company, was also a top detractor from performance during the first quarter. In our view, its shares underperformed due to a perceived increase in execution risk regarding the company’s acquisition of Media General and the resulting financial leverage.

Burlington Stores, Inc., a discount retailer focused on coats, was a top contributor to performance during the first quarter. After unusually warm winter weather, investor expectations for coat sales significantly declined which pressured the stock price. The stock subsequently rebounded after management released fourth quarter guidance that was better than investors expected. We continue to be constructive on Burlington Stores given the company’s potential for profitable share gains and margin expansion. Rice Energy, Inc., an exploration and production company based in Pennsylvania, was also a top contributor to results over the first quarter. The stock outperformed on the back of a rally in natural gas prices in March. We continue to be positive on Rice Energy’s prominent acreage in the Marcellus and Utica Shales, which has the potential to drive continued strong results for the company.

During the second quarter, Rice Energy remained a top contributor to performance. Its shares were supported by rising natural gas prices and the announcement that Rice Energy would acquire select acreage in the Marcellus and

Utica Shales which the company would fund with an equity offering. While the transaction ultimately did not go through, investors were positive on the stronger balance sheet as a result of the offering. During the second quarter, shares of Memorial Resource Development rebounded and it was a top contributor to results during the quarter. We originally initiated a position in Memorial Development due to the company’s high-quality assets, capital efficient operations and potential to significantly increase production over the long term. Its shares subsequently spiked in May when it was announced that the company had agreed to merge with Range Resources, an oil and natural gas exploration and production company operating primarily in the Marcellus Shale.

Chesapeake Lodging Trust, an owner of upscale hotels in key gateway markets in the U.S., was a top detractor from performance during the second quarter. While the company’s operating results have exceeded expectations in a challenging environment for hotels, Chesapeake Lodging has long been speculated as a potential acquisition candidate. Given that a transaction has yet to materialize, investors have become increasingly cautious on the company. Despite these concerns, we continue to have high conviction in Chesapeake Lodging’s strategy and high quality assets over the remainder of this hotel cycle, regardless of whether the company is acquired. PBF Energy, Inc., an oil refiner with operations across the U.S., was also a top detractor from returns during the second quarter. Its shares fell after PBF Energy reported disappointing earnings, driven by lower-than-expected margins. Despite short-term headwinds, we continue to be positive on the company.

Penn Mutual Asset Management, LLC

Investment Adviser

Goldman Sachs Asset Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/16

Percent of Total Investments[1]
Financials	39.5%
Industrials	12.9%
Consumer, Non-Cyclical	10.8%
Consumer, Cyclical	9.0%
Technology	8.5%
Utilities	7.8%
Energy	5.6%
Basic Materials	4.0%
Communications	1.9%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Small Cap Index Fund

The Penn Series Small Cap Index Fund returned 1.92% for the six-month period ending June 30, 2016, compared to the 2.22% return for its benchmark, the Russell 2000 Index.

The opening month of 2016 was anything but reassuring for global investors as growth assets sold off aggressively the first two weeks of the year on a mosaic of uncertainties persisting from 2015. Front and center was a series of conflicting messages from China’s policy makers in both equity and currency markets, each iteration of which seemed to unsettle the market more than the last. Further unnerving markets was a continued rapid selloff in oil prices that has been a prevailing market theme since the middle of 2014.

The relief rally in growth assets that began in the middle part of February continued for the better part of March. Providing foundation for the sharp improvement in sentiment during the second half of the quarter were sharp gains beginning in February in the beaten down energy sector, a better tone to global manufacturing data in March and continued active and verbal support from central banks.

Earnings forecasts for S&P 500 Index for the first quarter of 2016 point to a fourth consecutive quarter of negative year-over-year earnings growth, a very rare event outside an economic recession. There are now, however, good reasons to believe this could be the last negative quarter of earnings, barring the economy actually does succumb to a recession. Two primary contributors to the negative earnings growth, falling energy prices and a stronger U.S. dollar both seem to have run their course for now. Just as government bonds outperformed equities in the first quarter, the best performing sectors in the S&P 500 Index to start the year were those most resembling bonds, with the high yielding telecommunications and utilities sectors returning 16.6% and 15.6% respectively. At the other end of the spectrum of sector outcomes, financials returned a negative 5.1% return on the quarter on reduced expectations for the path of future Fed rate hikes and health care names gave up 5.5% for the quarter.

One of the notable developments driving markets in May was the re-emergence of expectations the Federal Reserve (Fed) would contemplate raising rates during the middle of 2016, something that had been given scant probability at the beginning of the month. Following a string of better-than-expected economic reports, notably retail sales, and the release of more hawkish than expected minutes from the April Federal Open Market Committee (FOMC) meeting, the probability of a hike by July increased to a better than even 55% on May 24. While a better economic data flow increased the odds of near term Fed tightening, other releases suggested possibly limited upside for the economy.

Market watchers anticipating the Fed would be following through with a near term rate increase based on the strength of U.S. economic data were required to significantly adjust expectations on June 3 with the release of the May U.S. non-farm payrolls report. The preliminary release showed a paltry increase of just 38,000 jobs against expectations for 160,000 and was the lowest initial reading since August of 2011. As the month continued, the prospect of a possible ‘leave’ vote in the British referendum to remain in the European Union further decreased the possibility the Fed would be raising rates. Once the unexpected ‘leave’ vote result was confirmed on the morning of June 24, the resulting uncertainty took the likelihood of any Fed tightening for the rest of 2016 down close to zero and even an increase in through the end of 2017 was priced at less than one third.

Penn Mutual Asset Management, LLC

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Portfolio Composition as of 6/30/16

Percent of Total Investments[1]
Financials	26.2%
Consumer, Non-Cyclical	19.8%
Industrials	13.2%
Consumer, Cyclical	12.3%
Technology	10.8%
Communications	6.5%
Utilities	4.2%
Basic Materials	3.9%
Energy	2.9%
Diversified	0.1%
U.S. Treasury Obligations	0.1%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Developed International Index Fund

The Penn Series Developed International Index Fund returned –3.60% for the six-month period ending June 30, 2016, compared to the –4.04% return for its benchmark, the MSCI EAFE Index.

The opening month of 2016 was anything but reassuring for global investors as growth assets sold off aggressively the first two weeks of the year on a mosaic of uncertainties persisting from 2015. Front and center in the turmoil to open the New Year was a series of conflicting messages from China’s policy makers in both equity and currency markets, each iteration of which seemed to unsettle the market more than the last. Further unnerving markets was a continued rapid selloff in oil prices that has been a prevailing market theme since the middle of 2014.

After the tumultuous opening act of 2016, investor nerves were soothed to some degree as February closed, provided one measures comfort by an intra-month recovery in the price levels of developed equity markets. The roller coaster month opened with the MSCI World Index capping off a miserable January with a sharp selloff that took the index down 11.5% year-to-date (YTD) on February 11 before recovering to finish the month down 6.6% on the year. February was also witness to a sharp selloff in the British pound to seven year lows after the announcement of the long anticipated ‘Brexit’ referendum.

With a starting point of continued slow and uneven economic growth for developed economies dating back to the end of the global financial crisis, investors in 2016 have so far navigated a storm of additional uncertainties including softening economic growth and policy missteps in China, a degree of disenchantment in the ability of global central banks to influence market outcomes and now a vote by Britain on June 23 to exit its 43-year membership in the European Union. Remarkably, against this challenging backdrop, global equities ended the first half of the year basically where the year started. After selling off aggressively to kick off the year through the second week of February, global equities clawed back into positive territory for the year through June 23, only to see those gains extinguished when the surprise outcome of the ‘Brexit’ vote was learned on June 24, leaving the MSCI World Index down 1.7% before rebounding smartly to put the Index back in positive territory on a YTD. Holding ground through mid-year has been commodity prices. Proving that there is still an abundance of caution in the market in 2016, assets that may be considered defensive in many circumstances have been among the best absolute performers.

Global developed equities continued to make modest gains in April and May before pausing somewhat in June ahead of the British referendum and subsequently falling sharply once a British exit vote was confirmed. The oscillations left the MSCI World Index up 1.2% for the quarter. U.S. investors fared best in developed equities by investing at home with the S&P 500 Index posting second quarter gains of 2.5% against negative returns in the MSCI Europe Index of 2.3% and a barely positive 0.9% for the MSCI Pacific Index. Returns on Pacific equities would have been a 4% net drag on performance for U.S. investors were it not for a 9% decline in the U.S. dollar against the Japanese Yen.

Penn Mutual Asset Management, LLC

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/16

Percent of Total Investments[1]
Japan	23.2%
United Kingdom	16.5%
Switzerland	9.6%
France	9.1%
Germany	8.7%
Australia	7.3%
Netherlands	5.4%
Hong Kong	3.1%
Spain	2.9%
Sweden	2.8%
Denmark	2.0%
Italy	1.8%
Belgium	1.5%
Singapore	1.5%
Ireland	1.2%
Finland	1.0%
Israel	0.8%
Norway	0.6%
Austria	0.2%
Luxembourg	0.2%
New Zealand	0.2%
China	0.1%
Portugal	0.1%
South Africa	0.1%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

International Equity Fund

The Penn Series International Equity Fund returned 0.91% for the six-month period ending June 30, 2016, compared to the –0.67% return for its benchmark, the MSCI ACWI ex U.S. Index.

British American Tobacco was a top contributor during the first six months of the year. Its stability and consistency of earnings became well sought after post the Brexit vote. While based in the UK, its earnings come from outside of it. Currency, after years of being a headwind, is turning into a tailwind due to favorable currency translation as British American Tobacco reports its earnings in British pounds. British American Tobacco is one of the world’s largest tobacco companies with market leadership in more than 50 of the 180 markets in which it operates. Nearly 60% of the company’s revenue and over 70% of volumes are generated from emerging markets.

Investors were drawn to Philip Morris International’s relative safety after the uncertainty resulting from the Brexit vote, as the company continues to perform well. Philip Morris International produces and sells cigarettes under brands such as Marlboro and L&M. In our opinion, the company has strong pricing power, leading brands, consistent constant currency earnings growth, opportunities for cost savings, and a large dividend. The company is also investing behind next generation products such as its heat-not-burn device, iQos.

Persimmon is a leading house builder in the UK by volume with a nationwide footprint. The company has a significant land bank and manages the lowest average unit price land cost as a proportion of average sales price of the eight major builders. Persimmon’s stock price came under pressure on the back of the Brexit vote. We continue to like Persimmon and we think it’s a strong business in a fundamentally strong industry in the UK, due to various structural reasons, including limited land, restrictive planning and a consolidated builder industry.

UBS is facing earnings headwinds due to a slowdown in Asia revenues and weaker markets. Its stock price came under pressure as a result of Brexit. We believe UBS is one of the better capitalized banks in the world. With its growth shifting to the less-capital intensive wealth management and asset management businesses, UBS should generate income, while still achieving healthy earnings growth. We expect the pace of capital returns to accelerate over the coming years. UBS is the largest global wealth manager, with two thirds of its earnings expected to come from its asset-gathering businesses, after the company made a strategic decision to shrink its investment bank.

Our relative outperformance is consistent with our high-quality style of investing. Because the companies we own in the International Equity strategy tend to have more stable earnings and are less sensitive to economic fluctuations that may result from political turbulence, the portfolio is generally less affected by events such as Brexit. Many of the European holdings in our International Equity strategy are multinationals with a proportion of earnings generated outside of Europe.

We aim to make our International strategy well diversified by end-exposure of demand. Generally, due to our broad global earnings exposure, even if there is a slowdown for companies we hold in one part of the world, demand is growing somewhere else. Also, a core part of our investment selection is to focus on holding high-quality companies that are less sensitive to the economic cycle. Such companies tend to produce strong earnings in both good times and bad. Their share prices, therefore, are not as volatile as the overall market and will usually decline less in down markets.

Penn Mutual Asset Management, LLC

Investment Adviser

Vontobel Asset Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/16

Percent of Total Investments[1]
United Kingdom	22.2%
United States	16.7%
Switzerland	11.3%
India	10.5%
France	5.5%
Japan	5.2%
Netherlands	4.0%
Ireland	4.0%
Australia	3.3%
Canada	3.2%
Spain	3.2%
Denmark	3.0%
Germany	2.7%
South Africa	2.3%
China	1.7%
Hong Kong	1.2%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Emerging Markets Equity Fund

The Penn Series Emerging Markets Equity Fund returned 6.31% for the six-month period ending June 30, 2016, compared to its benchmarks the MSCI Emerging Markets Index’s return of 6.60%.

Country allocation contributed to the Fund’s relative performance, while stock selection detracted overall. On an individual country basis, the aggregate effect of our underweight allocation and stock selection in China contributed the most, followed by stock selection in India. Our stock selection and overweight allocation in Peru also added value, as did our stock selection in Pakistan. Detracting from relative returns were our stock selection in Eastern Europe, Taiwan and Korea, and the combined effect of our underweight and stock selection in South Africa.

From a sector perspective, our stock selection in financials, consumer staples and information technology companies contributed the most to returns. Detracting from relative performance was our underweight to energy companies, along with our stock selection in and overweight allocation to industrials.

Our concern about China has long been reflected in our underweight position. In our view, China will continue to slow economically as a result of its massive credit expansion, which began as an attempt to stimulate growth following the global financial crisis and had another boost in the first several months of 2016. While the recent easing of regulations regarding both the stock market and the property market contributed to a rally earlier in the year, the market cooled in May as investors more closely analyzed the viability of those moves.

As investors further digest these factors and as Chinese growth stabilizes at lower levels, we think emerging market (EM) equities will head toward an eventual important turning point even if precise timing is difficult to determine. What we think will prove a critical catalyst driving EM equities more consistently is when the market focuses on economic growth inflections in select EM countries shifting upward relative to the weaker prospects for many of the developed countries.

On our recent trip to Mexico, we observed that while growth dynamics appeared less positive than previously, they still look better than for much of the region. Fiscal tightening and lower oil production are having a dampening effect on growth, and the expected pickup in investment, particularly in the oil sector, is taking longer to flow through. We remain overweight the country.

Brazil has enjoyed a strong rally over optimism related to the prospect of political change. Local business and consumer confidence is low, which bodes poorly for any recovery in investment or consumption in the near term. The one bright spot is that the difficult environment is providing opportunity for well-managed companies to gain market share and boost competiveness. Our stock selection in Brazil has been a source of positive returns for many years.

We remain overweight Central and Eastern Europe; the Philippines for its well-rounded growth, strong business outsourcing and strong consumption; and India as earnings and economic growth turns around, consumption picks up and credit penetration levels show signs of life from a low base. We have high conviction in maintaining zero allocation to Malaysia on corporate governance issues.

The South African economy continues to have structural problems requiring fiscal reforms to correct but in the shorter-term stagflation appears to be easing and the twin current account and fiscal deficits in the country should start to improve. We are just slightly underweight the country as we find compelling stock selection opportunities in the country.

From a thematic perspective, we continue to own and seek companies benefiting from the growth of the aging population, where demand is high for health care, consumer experiences and services, including travel and leisure activities, in contrast to the demand for consumer staples.

Penn Mutual Asset Management, LLC

Investment Adviser

Morgan Stanley Investment Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/16

Percent of Total Investments[1]
China	12.0%
South Korea	11.4%
India	10.9%
Taiwan	10.0%
Brazil	5.9%
Hong Kong	5.8%
South Africa	4.3%
Philippines	4.3%
Indonesia	4.0%
United States	2.8%
Poland	2.6%
Peru	2.3%
Thailand	2.2%
Russia	2.0%
Argentina	1.7%
Mexico	1.3%
Austria	1.3%
Pakistan	1.3%
Turkey	1.2%
Netherlands	1.2%
Czech Republic	1.0%
Portugal	0.9%
United Kingdom	0.8%
Switzerland	0.7%
Japan	0.6%
Chile	0.6%
Columbia	0.5%
Egypt	0.4%
Panama	0.4%
Spain	0.3%
Malaysia	0.0%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Real Estate Securities Fund

The Penn Series Real Estate Securities Fund returned 9.39% for the six-month period ending June 30, 2016, compared to the 13.38% return for its benchmark, the FTSE NAREIT Equity REIT Index.

The Fund had a positive total return in the period but underperformed its benchmark. This was partially because we did not own certain companies with relatively stable cash flows and above-average yields that outperformed, such as triple-net-lease and health care real estate securities trusts (REITs), with investors paying a premium for those characteristics, seemingly with little regard for valuations or longer-term growth prospects.

Examples include our underweight in Ventas in the health care sector and non-investment in Realty Income Corp. in the triple-net group. Both stocks rose more than 30% in the period. Also in the health care sector, we were overweight Omega Healthcare Investors, which despite generally favorable quarterly results, underperformed amid concerns that regulatory issues could threaten the profit margins of its skilled nursing care tenants.

Our underweight allocation and stock selection in industrial property owners also detracted. The sector benefited from the continuing development of e-commerce and third-party logistics services, but we are concerned that growth is decelerating, which could result in sharp declines in richly valued share prices. Our underweight in specialty REITs further detracted, as did our overweight in the apartment sector. Despite generally healthy demand for apartments, investors were concerned that the sector’s cash-flow growth will slow amid ample supply. We believe, however, that the sector’s expansion will continue at a healthy pace and that supply will actually peak in 2016.

The largest contributor to the Fund’s relative performance was stock selection in regional mall owners, where we focused on companies with high-quality assets that have shown the ability to successfully redevelop properties. We also largely avoided the underperforming Class B mall owners, which are more vulnerable to store closings as it is generally more difficult for them to redevelop properties or replace tenants.

Further contributing to relative performance was our overweight in data centers. However, the relative benefit was largely offset by our stock selection in the sector. Our overweight in self storage REITs also modestly contributed, as demand has continued to outstrip limited new supply, driving strong same-store sales growth for these companies.

Despite increased concerns about the global economy and possible fallout from Brexit, the U.S. economy continues to improve. We expect it will expand at a modest pace and we favor companies that we believe should benefit from that growth.

Year-to-date, investors have been willing to pay relatively high premiums for REITs with the most stable cash flows and high dividend yields. By contrast, we remain focused on stocks that we believe trade at attractive levels relative to the value of their property holdings and expected cash-flow growth. If these companies demonstrate they can deliver on expectations, we believe earnings multiples may expand.

We remain overweight apartments as we believe concerns of excess supply are likely overstated and supply should actually peak this year. Data centers should continue to display solid growth prospects even under soft economic conditions, in our view. Additionally, we view high-quality regional mall owners as being in a position to increase tenants’ rents, even as second- and third-tier malls struggle, as prime properties are limited and increasingly prized by retailers.

We consider the industrial sector’s valuations to be relatively and rental growth likely to decelerate in the coming year. We remain underweight offices, especially suburban property owners, due to high valuations, ample supply and flat or decelerating revenue trends in many markets.

Penn Mutual Asset Management, LLC

Investment Adviser

Cohen & Steers Capital Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/16

Percent of Total Investments[1]
Apartments	18.5%
Regional Malls	16.6%
Diversified	14.9%
Healthcare	11.4%
Office Property	9.9%
Storage & Warehousing	5.9%
Industrial	5.8%
Building & Real Estate	5.2%
Strip Centers	4.7%
Hotels & Resorts	3.0%
Lodging	2.5%
Manufactured Homes	1.6%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Aggressive Allocation Fund

The Penn Series Aggressive Allocation Fund returned 2.82% for the six-month period ending June 30, 2016, compared to its benchmarks, the Russell 3000 Index’s return of 3.62% and the Barclays Capital U.S. Aggregate Bond Index’s return of 5.31% for the same time period.

The Aggressive Allocation Fund is comprised of a target allocation of 95% equity funds, both active and passive, and 5% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term bond funds.

At the broad asset class level, the Aggressive Allocation Fund’s equity allocation underperformed its broad equity benchmark, the Russell 3000 Index for the year-to-date period. Detracting from the Fund’s performance versus its equity benchmark at the asset class level was the Fund’s allocation to developed international equity asset class as developed international stocks, as represented by the MSCI EAFE Index, underperformed domestic equity indices by more than 7.8% during the period. Contributing to performance at the asset class level was exposure to real estate, mid cap value and large cap value.

While, from an asset class perspective, the Fund’s allocation to developed international equity detracted from equity returns, at the underlying fund level, the strongest year-to-date contribution within equity came from its allocation to the International Equity Fund. The International Equity Fund outperformed its respective benchmark by approximately 1.58% during the period which aided year-to-date performance of the Aggressive Allocation Fund. Also contributing to performance at the underlying fund level was the Mid Core Value Fund.

For the six month time period, at the asset class level, exposure to large cap value helped performance during the period, at the underlying fund level, allocations to the Large Cap Value and Large Core Value funds detracted from performance as both funds notably underperformed their benchmarks during the period.

The Fund’s fixed income allocation performed in-line with the Barclays Capital U.S. Aggregate Bond Index for the first six months of the year.

The Fund is continually reviewed to help ensure that it remains consistent with its investment objective by making adjustments, when necessary, of specific sub-accounts within an asset class as well as automatic rebalancing of the Fund on a quarterly basis.

Penn Mutual Asset Management, LLC

Investment Adviser

Asset Allocation Target as of 6/30/16

International Stocks	23.0%
Large Cap Value Stocks	18.0%
Mid Cap Value Stocks	17.0%
Large Cap Growth Stocks	11.0%
Emerging Market Stocks	9.0%
Intermediate Bonds	6.0%
Mid Cap Growth Stocks	4.0%
Small Cap Value Stocks	4.0%
Small Cap Growth Stocks	4.0%
REITs	4.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Moderately Aggressive Allocation Fund

The Penn Series Moderately Aggressive Allocation Fund returned 3.09% for the six-month period ending June 30, 2016, compared to its benchmarks, the Russell 3000 Index’s return of 3.62% and the Barclays Capital U.S. Aggregate Bond Index’s return of 5.31% for the same time period.

The Moderately Aggressive Allocation Fund is comprised of a target allocation of 80% equity funds, both active and passive, and 20% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds. The fixed income portion is primarily allocated to intermediate-term and short-term bond funds.

At the broad asset class level, the Moderately Aggressive Allocation Fund’s equity allocation underperformed its broad equity benchmark, the Russell 3000 Index for the year-to-date period. Detracting from the Fund’s performance versus its equity benchmark at the asset class level was the Fund’s allocation to developed international equity asset class as developed international stocks, as represented by the MSCI EAFE Index, underperformed domestic equity indices by more than 7.8% during the period. Contributing to performance at the asset class level was exposure to real estate, mid cap value and large cap value.

While, from an asset class perspective, the Fund’s allocation to developed international equity detracted from equity returns, at the underlying fund level, the strongest year-to-date contribution within equity came from its allocation to the International Equity Fund. The International Equity Fund outperformed its respective benchmark by approximately 1.58% during the period which aided year-to-date performance of the Moderately Aggressive Allocation Fund. Also contributing to performance at the underlying fund level was the Mid Core Value Fund.

For the six month time period, at the asset class level, exposure to large cap value helped performance during the period, at the underlying fund level, allocations to the Large Cap Value and Large Core Value funds detracted from performance as both funds notably underperformed their benchmarks during the period.

The Fund’s fixed income allocation performed in-line with the Barclays Capital U.S. Aggregate Bond Index for the first six months of the year.

The Fund is continually reviewed to help ensure that it remains consistent with its investment objective by making adjustments, when necessary, of specific sub-accounts within an asset class as well as automatic rebalancing of the Fund on a quarterly basis.

Penn Mutual Asset Management, LLC

Investment Adviser

Asset Allocation Target as of 6/30/16

International Stocks	20.0%
Large Cap Value Stocks	16.0%
Intermediate Bonds	16.0%
Mid Cap Value Stocks	14.0%
Large Cap Growth Stocks	9.0%
Emerging Market Stocks	6.0%
Small Cap Growth Stocks	4.0%
Mid Cap Growth Stocks	3.0%
Small Cap Value Stocks	3.0%
REITs	3.0%
Short Term Bonds	3.0%
High Yield Bonds	3.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Moderate Allocation Fund

The Penn Series Moderate Allocation Fund returned 3.55% for the six-month period ending June 30, 2016, compared to its benchmarks, the Russell 3000 Index’s return of 3.62% and the Barclays Capital U.S. Aggregate Bond Index’s return of 5.31% for the same time period.

The Moderate Allocation Fund is comprised of a target allocation of 60% equity funds, both active and passive, and 40% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.

At the broad asset class level, the Moderate Allocation Fund’s equity allocation underperformed its broad equity benchmark, the Russell 3000 Index for the year-to-date period. The Fund’s fixed income allocation also slightly underperformed its broad fixed income benchmark, the Barclays U.S. Aggregate Bond Index during the period.

Detracting from the Fund’s performance versus its equity benchmark at the asset class level was the Fund’s allocation to developed international equity asset class. Developed international stocks, as represented by the MSCI EAFE Index, underperformed domestic equity indices by more than 7.8% during the first six months of the year and therefore had a negative impact to the Fund’s performance. Contributing to performance at the asset class level was exposure to real estate, mid cap value and large cap value.

While, from an asset class perspective, the Fund’s allocation to developed international equity detracted from equity returns, at the underlying fund level, the strongest year-to-date contribution within equity came from its allocation to the International Equity Fund. The International Equity Fund outperformed its respective benchmark by approximately 1.58% during the period which aided year-to-date performance of the Moderate Allocation Fund. Also contributing to performance at the underlying fund level was the Mid Core Value Fund.

On the fixed income side, the Fund’s asset class allocation to short-term bonds negatively impacted fixed income performance as this asset class did not perform as strongly as intermediate-term bonds during the period.

At the underlying fund level, the Fund’s allocation to intermediate-term bonds contributed the most to relative performance while its allocation to short-term bonds detracted from performance.

The Fund is continually reviewed to help ensure that it remains consistent with its investment objective by making adjustments, when necessary, of specific sub-accounts within an asset class as well as automatic rebalancing of the Fund on a quarterly basis.

Penn Mutual Asset Management, LLC

Investment Adviser

Asset Allocation Target as of 6/30/16

Intermediate Bonds	33.0%
International Stocks	14.0%
Large Cap Value Stocks	12.0%
Mid Cap Value Stocks	10.0%
Large Cap Growth Stocks	6.0%
Short Term Bonds	5.0%
High Yield Bonds	4.0%
Emerging Market Stocks	4.0%
Mid Cap Growth Stocks	3.0%
Small Cap Value Stocks	3.0%
Small Cap Growth Stocks	3.0%
REITs	2.0%
Cash Equivalents	1.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Moderately Conservative Allocation Fund

The Penn Series Moderately Conservative Allocation Fund returned 3.82% for the six-month period ending June 30, 2016, compared to its benchmarks, the Barclays Capital U.S. Aggregate Bond Index’s return of 5.31% and the Russell 3000 Index’s return of 3.62% for the same time period.

The Moderately Conservative Allocation Fund is comprised of a target allocation of 40% equity funds, both active and passive, and 60% fixed income funds. The equity allocation of the Fund consists of domestic equity funds comprised of large capitalization and mid capitalization funds as well as developed international equity funds and the fixed income portion is mostly allocated to intermediate-term and short-term bond funds.

At the broad asset class level, the Fund’s fixed income allocation underperformed the Barclays Capital U.S. Aggregate Bond Index for the period mainly due to its asset class allocation to short-term fixed income and cash equivalents. At the underlying fund level, the Fund’s allocation to intermediate-term bonds contributed the most to relative fixed income performance during the period.

The Fund performed in-line with its broad equity benchmark, the Russell 3000 Index for the six-month period at the asset class level. Contributing to the Fund’s equity performance versus its benchmark was the Fund’s asset class allocation to large cap value, mid cap value and real estate.

The Fund is continually reviewed to help ensure that it remains consistent with its investment objective by making adjustments, when necessary, of specific sub-accounts within an asset class as well as automatic rebalancing of the Fund on a quarterly basis.

Penn Mutual Asset Management, LLC

Investment Adviser

Asset Allocation Target as of 6/30/16

Intermediate Bonds	43.0%
Short Term Bonds	14.0%
Large Cap Value Stocks	10.0%
International Stocks	9.0%
High Yield Bonds	6.0%
Mid Cap Value Stocks	6.0%
Large Cap Growth Stocks	4.0%
Small Cap Value Stocks	2.0%
Emerging Market Stocks	2.0%
REITs	2.0%
Cash Equivalents	1.0%
Small Cap Growth Stocks	1.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Conservative Allocation Fund

The Penn Series Conservative Allocation Fund returned 3.77% for the six-month period ending June 30, 2016, compared to its benchmarks, the Barclays Capital U.S. Aggregate Bond Index’s return of 5.31% and the Russell 3000 Index’s return of 3.62% for the same time period.

The Conservative Allocation Fund is comprised of a target allocation of 80% fixed income funds and a target allocation of 20% in domestic and international equity funds, both passive and active. The fixed income funds predominately consist of short-term and intermediate-term bonds and the equity fund allocations consist of mostly large capitalization funds with a small exposure to developed international equity funds.

At the broad asset class level, the Conservative Allocation Fund’s fixed income allocation had a negative impact to performance as its asset allocation to short-term bonds and cash equivalents underperformed the Barclays Capital U.S. Aggregate Bond Index for the year-to-date time period. At the underlying fund level, the Fund’s allocation within intermediate-term bonds aided its performance.

The Fund’s equity allocation performed in-line with its broad equity benchmark, the Russell 3000 Index.

The Fund is continually reviewed to help ensure that it remains consistent with its investment objective by making adjustments, when necessary, of specific sub-accounts within an asset class as well as automatic rebalancing of the Fund on a quarterly basis.

Penn Mutual Asset Management, LLC

Investment Adviser

Asset Allocation Target as of 6/30/16

Intermediate Bonds	53.6%
Short Term Bonds	19.8%
High Yield Bonds	6.9%
Large Cap Value Stocks	6.9%
International Stocks	5.0%
Cash Equivalents	4.8%
Mid Cap Value Stocks	2.0%
Large Cap Growth Stocks	1.0%

100.0%

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

We believe that it is important for you to understand the effect of fees on your investment. All mutual funds have operating expenses. As a participant in any of the Penn Series Funds, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

The Penn Series Funds are the underlying investment vehicles for the variable life and variable annuity contracts issued by The Penn Mutual Life Insurance Company and its subsidiary, The Penn Insurance and Annuity Company. These contracts have transaction costs, additional administrative expense fees and mortality and expense risk charges. Because of these additional expenses, the costs to investors will be higher than the figures shown in the following expense examples. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with the ongoing costs of investing in other funds.

These examples are based on an investment of $1,000 invested for six months beginning January 1, 2016 and held through June 30, 2016. The examples illustrate your fund’s costs in two ways:

•

Actual Fund Performance in the table below provides information about actual account values and actual expenses. The “Ending Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”

•

Hypothetical 5% Annual Return is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case — because the return used is not the fund’s actual return — the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s cost by comparing this hypothetical example with the hypothetical examples that appear in shareholders reports of other funds. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

Please note that the expenses shown in the table are only meant to highlight and help you compare your ongoing costs of investing in the funds and do not reflect any fees and charges deducted under your insurance contract. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Disclosure of Fund Expenses

For the Period January 1, 2016 to June 30, 2016

Expense Table

	Beginning Value January 1, 2016	Ending Value June 30, 2016	Annualized Expense Ratio	Expenses Paid During Period *
Money Market Fund
Actual	$1,000.00	$1,000.06	0.42%	$2.09
Hypothetical	$1,000.00	$1,022.75	0.42%	$2.11
Limited Maturity Bond Fund
Actual	$1,000.00	$1,018.12	0.71%	$3.56
Hypothetical	$1,000.00	$1,021.29	0.71%	$3.57

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

	Beginning Value January 1, 2016	Ending Value June 30, 2016	Annualized Expense Ratio	Expenses Paid During Period *
Quality Bond Fund
Actual	$1,000.00	$1,053.53	0.65%	$3.32
Hypothetical	$1,000.00	$1,021.59	0.65%	$3.27
High Yield Bond Fund
Actual	$1,000.00	$1,077.29	0.86%	$4.44
Hypothetical	$1,000.00	$1,020.53	0.86%	$4.33
Flexibly Managed Fund
Actual	$1,000.00	$1,051.36	0.89%	$4.54
Hypothetical	$1,000.00	$1,020.38	0.89%	$4.48
Balanced Fund
Actual	$1,000.00	$1,041.87	0.19%	$0.96
Hypothetical	$1,000.00	$1,023.90	0.19%	$0.96
Large Growth Stock Fund
Actual	$1,000.00	$937.82	0.97%	$4.67
Hypothetical	$1,000.00	$1,019.98	0.97%	$4.88
Large Cap Growth Fund
Actual	$1,000.00	$1,039.72	0.89%	$4.51
Hypothetical	$1,000.00	$1,020.38	0.89%	$4.48
Large Core Growth Fund
Actual	$1,000.00	$987.74	0.86%	$4.25
Hypothetical	$1,000.00	$1,020.53	0.86%	$4.33
Large Cap Value Fund
Actual	$1,000.00	$1,015.31	0.90%	$4.51
Hypothetical	$1,000.00	$1,020.33	0.90%	$4.53
Large Core Value Fund
Actual	$1,000.00	$1,016.93	0.91%	$4.56
Hypothetical	$1,000.00	$1,020.28	0.91%	$4.58
Index 500 Fund
Actual	$1,000.00	$1,035.94	0.36%	$1.82
Hypothetical	$1,000.00	$1,023.05	0.36%	$1.81
Mid Cap Growth Fund
Actual	$1,000.00	$1,022.12	0.99%	$4.98
Hypothetical	$1,000.00	$1,019.88	0.99%	$4.98
Mid Cap Value Fund
Actual	$1,000.00	$1,057.34	0.79%	$4.04
Hypothetical	$1,000.00	$1,020.88	0.79%	$3.98
Mid Core Value Fund
Actual	$1,000.00	$1,105.29	1.05%	$5.50
Hypothetical	$1,000.00	$1,019.57	1.05%	$5.29
SMID Cap Growth Fund
Actual	$1,000.00	$1,006.67	1.06%	$5.29
Hypothetical	$1,000.00	$1,019.52	1.06%	$5.34

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

	Beginning Value January 1, 2016	Ending Value June 30, 2016	Annualized Expense Ratio	Expenses Paid During Period *
SMID Cap Value Fund
Actual	$1,000.00	$1,055.78	1.22%	$6.24
Hypothetical	$1,000.00	$1,018.72	1.22%	$6.14
Small Cap Growth Fund
Actual	$1,000.00	$1,017.48	1.03%	$5.17
Hypothetical	$1,000.00	$1,019.67	1.03%	$5.19
Small Cap Value Fund
Actual	$1,000.00	$1,050.95	0.97%	$4.95
Hypothetical	$1,000.00	$1,019.98	0.97%	$4.88
Small Cap Index Fund
Actual	$1,000.00	$1,019.17	0.68%	$3.41
Hypothetical	$1,000.00	$1,021.44	0.68%	$3.42
Developed International Index Fund
Actual	$1,000.00	$963.97	0.81%	$3.96
Hypothetical	$1,000.00	$1,020.78	0.81%	$4.08
International Equity Fund
Actual	$1,000.00	$1,009.08	1.13%	$5.64
Hypothetical	$1,000.00	$1,019.17	1.13%	$5.69
Emerging Markets Equity Fund
Actual	$1,000.00	$1,063.15	1.66%	$8.52
Hypothetical	$1,000.00	$1,016.50	1.66%	$8.36
Real Estate Securities Fund
Actual	$1,000.00	$1,093.92	0.95%	$4.95
Hypothetical	$1,000.00	$1,020.08	0.95%	$4.78
Aggressive Allocation Fund
Actual	$1,000.00	$1,028.22	0.33%	$1.66
Hypothetical	$1,000.00	$1,023.20	0.33%	$1.66
Moderately Aggressive Allocation Fund
Actual	$1,000.00	$1,030.87	0.30%	$1.51
Hypothetical	$1,000.00	$1,023.35	0.30%	$1.51
Moderate Allocation Fund
Actual	$1,000.00	$1,035.52	0.30%	$1.52
Hypothetical	$1,000.00	$1,023.35	0.30%	$1.51
Moderately Conservative Allocation Fund
Actual	$1,000.00	$1,038.23	0.31%	$1.57
Hypothetical	$1,000.00	$1,023.30	0.31%	$1.56
Conservative Allocation Fund
Actual	$1,000.00	$1,037.71	0.32%	$1.62
Hypothetical	$1,000.00	$1,023.25	0.32%	$1.61

*	Expenses are equal to the fund’s annualized expense ratio multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Money Market Fund

	Par (000)	Value†
AGENCY OBLIGATIONS — 37.5%
Federal Farm Credit Banks
5.125%, 08/25/16	$707	$712,019
0.450%, 09/16/16	1,000	1,000,064
0.570%, 10/03/16	800	800,244
0.565%, 12/06/16•	250	250,097
0.470%, 01/30/17•	4,000	4,000,846
0.456%, 02/23/17•	1,000	1,000,095
0.504%, 03/29/17•	1,000	1,000,342
Federal Home Loan Banks
0.375%, 07/22/16	1,500	1,500,010
0.510%, 09/09/16	100	100,017
2.000%, 09/09/16	3,000	3,009,041
0.500%, 09/28/16	1,180	1,180,432
5.125%, 10/19/16	3,865	3,918,766
0.625%, 11/23/16	1,785	1,786,030
1.300%, 11/30/16	790	792,737
0.513%, 12/01/16•	2,000	2,000,000
4.750%, 12/16/16	500	509,734
Federal Home Loan Mortgage Corp.
2.000%, 08/25/16	2,320	2,325,208
0.875%, 10/14/16	425	425,506
5.125%, 10/18/16	2,588	2,623,312
0.625%, 11/01/16	500	500,321
Federal National Mortgage Association
5.375%, 07/15/16	1,014	1,015,950
0.625%, 08/26/16	2,715	2,716,153
1.250%, 09/28/16	8,209	8,225,184
1.375%, 11/15/16	460	461,550
1.125%, 04/27/17	800	803,189

TOTAL AGENCY OBLIGATIONS (Cost $42,656,847)		42,656,847

U.S. TREASURY OBLIGATIONS — 47.6%
U.S. Treasury Note
0.340%, 07/31/16•	12,500	12,500,234
0.625%, 08/15/16	1,500	1,500,133
1.000%, 08/31/16	6,000	6,004,790
3.000%, 08/31/16	3,000	3,011,335
0.500%, 09/30/16	2,000	2,000,357
0.323%, 10/31/16•	13,000	13,000,220
4.625%, 11/15/16	3,000	3,044,677
7.500%, 11/15/16	2,000	2,051,121
0.875%, 12/31/16	1,000	1,000,613
3.250%, 12/31/16	1,000	1,012,301
0.354%, 01/31/17•	4,000	4,000,699
4.625%, 02/15/17	2,000	2,051,143
3.000%, 02/28/17	1,000	1,016,284
0.750%, 03/15/17	1,000	1,001,313
3.250%, 03/31/17	1,000	1,019,834

TOTAL U.S. TREASURY OBLIGATIONS (Cost $54,215,054)		54,215,054

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 16.9%
BlackRock Liquidity Funds MuniFund Portfolio - Institutional Shares	1	$1
BlackRock Liquidity Funds TempFund - Institutional Shares	1	1
Federated Prime Obligations Fund - Class I	1	1
Fidelity Institutional Prime Money Market Portfolio - Class I	1	1
Fidelity Institutional Prime Money Market Portfolio - Institutional Class	650	650
Goldman Sachs Financial Square Funds - Government Fund	19,259,705	19,259,705
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class	1	1
Wells Fargo Advantage Municipal Cash Management Money Market Fund - Institutional Class	1	1

TOTAL SHORT-TERM INVESTMENTS (Cost $19,260,361)		19,260,361

TOTAL INVESTMENTS — 102.0% (Cost $116,132,262)		116,132,262

Other Assets & Liabilities — (2.0)%		(2,283,628)

TOTAL NET ASSETS — 100.0%		$113,848,634

†	See Security Valuation Note.
•	Variable Rate Security.

Maturity Schedule (days)	Market Value	Percentage of Portfolio	Cumulative
1 to 7	$36,511,377	31.4%	31.4%
8 to 14	—	0.0%	31.4%
15 to 30	8,517,244	7.3%	38.8%
31 to 60	19,753,747	17.0%	55.8%
61 to 90	25,532,176	22.0%	77. 8%
91 to 120	9,768,185	8.4%	86.2%
121 to 150	7,843,699	6.8%	92.9%
150+	8,205,835	7.1%	100.00%

Total Per Trial Balance	$116,132,262	100.00%

Summary of inputs used to value the Fund’s investments as of 06/30/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
U.S. TREASURY OBLIGATIONS	$54,215,054	$—	$54,215,054	$—
AGENCY OBLIGATION	42,656,847	—	42,656,847	—
SHORT-TERM INVESTMENTS	19,260,361	19,260,361	—	—

TOTAL INVESTMENTS	116,132,262	19,260,361	96,871,901	—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Limited Maturity Bond Fund

	Par (000)	Value†
AGENCY OBLIGATION — 0.2%
Federal National Mortgage Association — 0.2%
Federal National Mortgage Association 1.233%, 09/25/22 (Cost $311,426)	$314	$314,776

ASSET BACKED SECURITIES — 32.4%
Ally Master Owner Trust 1.540%, 09/15/19	1,000	1,003,141
Americredit Automobile Receivables Trust 2013-5 2.290%, 11/08/19	1,000	1,010,816
Avenue CLO VI Ltd. 2007-6A 2.783%, 07/17/19 144A @,•	2,500	2,498,895
Black Diamond CLO 2006-1A, Luxembourg SA, Class D 1.328%, 04/29/19 144A @,•	2,000	1,926,930
BMW Vehicle Lease Trust 2015-1 2015 1.240%, 12/20/17	1,515	1,515,723
Brentwood CLO Corp. 2006-1A 1.457%, 02/01/22 144A @,•	2,000	1,856,990
Chesapeake Funding LLC 1.265%, 03/07/26 144A @,•	1,080	1,071,889
Chrysler Capital Auto Receivables Trust Series 2013-BA, Class C 2.240%, 09/16/19 144A @	1,705	1,717,163
Conseco Financial Corp. 7.650%, 04/15/19	2	2,033
Consumers Securitization Funding LLC 2014-A 1.334%, 11/01/20	1,743	1,742,373
CPS Auto Receivables Trust 2014-A 1.210%, 08/15/18 144A @	156	155,625
Cratos CLO Ltd. 2007-1A D 3.025%, 05/19/21 144A @,•	2,000	1,990,098
Entergy Arkansas Restoration Funding LLC 2.300%, 08/01/21	1,279	1,296,603
Equity One Mortgage Pass-Through Trust 2004-1 4.145%, 04/25/34•	8	7,743
Ford Credit Auto Owner Trust 2012-C 1.270%, 12/15/17	2,000	2,000,146
Ford Credit Auto Owner Trust 2012-D 1.970%, 05/15/19	1,800	1,802,463
Ford Credit Auto Owner Trust 2013-D 2013 1.540%, 03/15/19	2,780	2,786,915
Ford Credit Auto Owner Trust 2014-A, Class B 1.710%, 05/15/19	1,450	1,455,296
Gleneagles CLO Ltd. 2005-1A C 1.537%, 11/01/17 144A @,•	1,694	1,685,014
Golden Credit Card Trust 1.390%, 07/15/19 144A @	2,000	2,004,413
Honda Auto Receivables 2014-2 Owner Trust 2014 0.770%, 03/19/18	1,175	1,174,262

	Par (000)	Value†

Hyundai Auto Lease Securitization Trust 2014-B 1.540%, 12/17/18 144A @	$1,100	$1,100,138
Jasper CLO Ltd. 2005-1A 1.537%, 08/01/17 144A @,•	2,375	2,367,352
MSIM Peconic Bay Ltd. 2007-1A 3.884%, 07/20/19 144A @,•	1,500	1,499,997
Popular ABS Mortgage Pass-Through Trust 2004-4 4.628%, 09/25/34 •	3	3,473
Red River CLO Ltd. 1A C 1.357%, 07/27/18 144A @,•	2,000	1,961,220
Rockwall CDO II Ltd. 2007-1A 1.337%, 08/01/24 144A @,•	2,065	1,900,364
Rockwall CDO Ltd. 2006-1A 1.137%, 08/01/21 144A @,•	1,471	1,462,192
SACO I, Inc. 2005-4 1.353%, 06/25/35 144A @,•	62	61,486
Santander Drive Auto Receivables Trust 2013-2 2013 1.950%, 03/15/19	2,536	2,543,573
SLM Private Education Loan Trust 2012-A 2012 1.842%, 08/15/25 144A @,•	1,102	1,105,315
SLM Student Loan Trust 2004-4 1.018%, 01/27/25 •	2,200	2,148,669
SLM Student Loan Trust 2005-10 0.908%, 10/26/26 •	2,438	2,340,913
St James River CLO Ltd. 2.956%, 06/11/21 144A @,•	1,000	963,327
Stone Tower CLO VII Ltd. 2007-7A 2.753%, 08/30/21 144A @,•	2,000	1,981,346
Volvo Financial Equipment LLC Series 2013-1 1.620%, 08/17/20 144A @	1,000	1,001,183
Westchester CLO Ltd. 2007-1A B 1.077%, 08/01/22 144A @,•	2,500	2,330,700
World Financial Network Credit Card Master Trust 2012-B 1.760%, 05/17/21	2,032	2,044,914
World Omni Automobile Lease Securitization Trust 2014-A 0.710%, 03/15/17	838	837,632

TOTAL ASSET BACKED SECURITIES (Cost $58,391,798)		58,358,325

COLLATERALIZED MORTGAGE OBLIGATIONS — 2.1%
SLM Student Loan Trust 2004-7• 0.808%, 01/27/20	306	304,153
0.998%, 04/25/25	3,612	3,542,764

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $3,825,953)		3,846,917

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Limited Maturity Bond Fund

	Par (000)	Value†
COMMERCIAL MORTGAGE BACKED SECURITIES — 14.6%
BAMLL Commercial Mortgage Securities Trust 2013-DSNY 1.942%, 09/15/26 144A @,•	$1,000	$994,987
Fannie Mae - Aces Series 2014-M2 Class ASV1 1.916%, 06/25/21	4,108	4,163,532
FREMF 2011-K701 Mortgage Trust 2011 4.436%, 07/25/48 144A @,•	2,000	2,048,421
FREMF Mortgage Trust Series 2010-K6 Class B 5.533%, 12/25/46 144A @,•	3,000	3,265,583
FREMF Mortgage Trust Series 2012-K708 Class C 3.883%, 02/25/45 144A @,•	2,000	1,998,576
FREMF Mortgage Trust Series 2012-K710 Class C 3.952%, 06/25/47 144A @,•	2,110	2,131,962
FREMF Mortgage Trust Series 2013-KF02 Class C 4.446%, 12/25/45 144A @,•	457	455,087
FREMF Mortgage Trust, Series 2013-K713 Class C 3.274%, 04/25/46 144A @,•	2,400	2,386,621
Government National Mortgage Association 2011 3.200%, 11/16/44	2,903	2,948,476
GSCCRE Commercial Mortgage Trust 2015-HULA 2015 2.742%, 08/15/32 144A @,•	2,000	1,973,711
HILT 2014-ORL Mortgage Trust 1.642%, 07/15/29 144A @,•	2,500	2,417,584
Morgan Stanley Capital I Trust 2006-IQ12 5.332%, 12/15/43	1,592	1,596,248

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $26,721,213)		26,380,788

CORPORATE BONDS — 35.9%
Aerospace & Defense — 0.5%
BAE Systems PLC 3.500%, 10/11/16 144A @	1,000	1,006,224

Airlines — 4.5%
American Airlines 2013-2 Class C Pass Through Trust 6.000%, 01/15/17 144A @	1,974	1,998,479
Continental Airlines 2009-1 Pass Through Trust 9.000%, 07/08/16	2,148	2,148,107
Delta Air Lines 2010-1 Class A Pass Through Trust 6.200%, 07/02/18	1,318	1,408,302
Northwest Airlines 2007-1 Class B Pass-Through Trust 8.028%, 11/01/17	1,943	2,080,656

	Par (000)	Value†

Airlines — (continued)
UAL 2009-2A Pass-Through Trust 9.750%, 01/15/17	$485	$499,033

		8,134,577

Banks — 4.2%
JPMorgan Chase & Co. 1.146%, 02/15/17 •	1,385	1,386,511
2.000%, 08/15/17	2,000	2,018,634
State Street Corp. 4.956%, 03/15/18	3,000	3,144,174
Wells Fargo Bank NA 6.000%, 11/15/17	1,000	1,064,027

		7,613,346

Beverages — 1.5%
Constellation Brands, Inc. 7.250%, 05/15/17	1,750	1,824,375
SABMiller Holdings, Inc. 1.327%, 08/01/18 144A @,•	900	899,428

		2,723,803

Diversified Financial Services — 5.3%
AerCap Aviation Solutions BV 6.375%, 05/30/17	1,000	1,032,500
Air Lease Corp. 2.625%, 09/04/18	2,000	1,999,578
Ally Financial, Inc. 3.600%, 05/21/18	1,000	1,002,500
3.250%, 11/05/18	1,000	998,750
Ford Motor Credit Co. LLC 1.724%, 12/06/17	2,000	2,004,254
Icahn Enterprises LP 3.500%, 03/15/17	1,000	1,004,300
International Lease Finance Corp. 6.750%, 09/01/16 144A @	1,463	1,470,315

		9,512,197

Electric — 2.2%
Dominion Resources Inc. 2.962%, 07/01/19	1,500	1,527,051
Israel Electric Corp. Ltd. 6.700%, 02/10/17 144A @	1,000	1,027,000
San Diego Gas & Electric Co. 1.914%, 02/01/22	1,376	1,376,870

		3,930,921

Electronics — 1.4%
Fortive Corp. 1.800%, 06/15/19 144A @	1,500	1,509,623
Thermo Fisher Scientific, Inc. 1.300%, 02/01/17	1,000	1,000,744

		2,510,367

Food — 0.3%
WM Wrigley Jr. Co. 1.400%, 10/21/16 144A @	500	500,760

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Limited Maturity Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Gas — 1.7%
Sabine Pass LNG LP 7.500%, 11/30/16	$3,000	$3,057,000

Healthcare Products — 0.5%
Stryker Corp. 2.000%, 03/08/19	1,000	1,016,547

Healthcare Services — 1.4%
Aetna Inc. 1.700%, 06/07/18	1,500	1,512,037
Fresenius Medical Care US Finance, Inc. 6.875%, 07/15/17	1,000	1,042,500

		2,554,537

Housewares — 0.6%
Diamond 1 Finance Corp / Diamond 2 Finance Corp. 3.480%, 06/01/19 144A @	1,000	1,024,410

Internet — 0.6%
eBay Inc. 2.500%, 03/09/18	1,000	1,018,250

Machinery — Diversified — 0.6%
Stanley Black & Decker, Inc. 2.451%, 11/17/18	1,000	1,021,742

Media — 0.5%
Thomson Reuters Corp. 1.300%, 02/23/17	1,000	1,000,171

Oil & Gas — 0.6%
Statoil ASA 3.125%, 08/17/17	1,000	1,024,085

Oil & Gas Services — 1.7%
Cameron International Corp. 1.150%, 12/15/16	1,000	1,001,743
Schlumberger Holdings Corp. 2.350%, 12/21/18 144A @	2,000	2,039,020

		3,040,763

Pharmaceuticals — 1.7%
Mylan NV 2.500%, 06/07/19 144A @	2,000	2,026,556
Perrigo Co., PLC 1.300%, 11/08/16 144A @	1,000	998,947

		3,025,503

Pipelines — 0.5%
Williams Partners LP/ACMP Finance Corp. 4.875%, 05/15/23	1,000	966,555

Semiconductors — 0.8%
NXP BV/NXP Funding LLC 3.750%, 06/01/18 144A @	1,000	1,020,000
Samsung Electronics America, Inc. 1.750%, 04/10/17 144A @	495	496,313

		1,516,313

	Par (000)	Value†

Telecommunications — 3.4%
America Movil S.A.B. de C.V. 2.375%, 09/08/16	$1,000	$1,002,934
Crown Castle Towers LLC 6.113%, 01/15/20 144A @	1,867	2,076,776
Sprint Nextel Corp. 6.000%, 12/01/16	2,000	2,012,500
Verizon Communications, Inc. 1.350%, 06/09/17	1,000	1,002,676

		6,094,886

Trucking and Leasing — 1.4%
Aviation Capital Group Corp. 2.875%, 09/17/18 144A @	1,500	1,485,000
GATX Corp. 1.250%, 03/04/17	1,000	998,640

		2,483,640

TOTAL CORPORATE BONDS (Cost $64,502,733)		64,776,597

MUNICIPAL NOTE — 0.2%
Regional — 0.2%
La Paz County Industrial Development Authority 6.250%, 12/01/19 (Cost $388,360)	375	393,180

RESIDENTIAL MORTGAGE BACKED SECURITIES — 2.3%
Collateralized Mortgage Obligations — 2.2%
Fannie Mae REMICS 0.653%, 10/27/37 •	4,079	4,068,897

Fannie Mae Pool — 0.1%
4.000%, 06/01/20	112	115,792

TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $4,161,660)		4,184,689

U.S TREASURY OBLIGATION — 9.7%
U.S. Treasury Bond 0.750%, 12/31/17	9,500	9,524,861
U.S. Treasury Note 0.500%, 01/31/17	1,000	1,000,332
0.875%, 02/28/17	1,250	1,253,224
0.875%, 05/15/17	1,800	1,805,625
1.000%, 03/15/18	1,250	1,258,594
1.250%, 12/15/18	1,000	1,014,453
1.125%, 04/30/20	1,500	1,514,707

TOTAL U.S TREASURY OBLIGATION (Cost $17,296,266)		17,371,796

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Limited Maturity Bond Fund

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 1.9%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	3,381,496	$3,381,496
BlackRock Liquidity Funds TempFund - Institutional Shares	218	218
Federated Prime Obligations Fund - Class I	408	408
Fidelity Institutional Prime Money Market Portfolio - Class I	198	198
Fidelity Institutional Prime Money Market Portfolio - Institutional Class	1,024	1,024
Wells Fargo Advantage Government Money Market Fund - Institutional Class	77	77
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class	5	5
Wells Fargo Advantage Municipal Cash Management Money Market Fund - Institutional Class	1	1

TOTAL SHORT-TERM INVESTMENTS (Cost $3,383,427)		3,383,427

TOTAL INVESTMENTS — 99.3% (Cost $178,982,836)		179,010,495

Other Assets & Liabilities — 0.7%		1,304,998

TOTAL NET ASSETS — 100.0%		$180,315,493

	Number of Contracts	Value†
WRITTEN OPTIONS
Call Options
U.S.Treasury 10 yr Notes, $132.00, 07/22/16	(15)	(24,609)

TOTAL WRITTEN OPTIONS (Premiums $(9,844)		(24,609)

†	See Security Valuation Note.
144A @	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable Rate Security.

LLC — Limited Liability Company.

LP — Limited Partnership.

PLC — Public Limited Company.

REMICS — Real Estate Mortgage Investment Conduits.

Country Weightings as of 06/30/2016 ††
United States	81%
Cayman Islands	13
Canada	2
Ireland	1
Israel	1
Luxembourg	1
Mexico	1
Netherlands	1
Norway	1
United Kingdom	1

Total	100%

††%	of total investments as of June 30, 2016

Summary of inputs used to value the Fund’s investments as of 06/30/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
U.S TREASURY OBLIGATION	$17,371,796	$—	$17,371,796	$—
AGENCY OBLIGATIONS	314,776	—	314,776	—
COLLATERALIZED MORTGAGE OBLIGATIONS	3,846,917	—	3,846,917	—
COMMERCIAL MORTGAGE BACKED SECURITIES	26,380,788	—	26,380,788	—
CORPORATE BONDS	64,776,597	—	64,776,597	—
RESIDENTIAL MORTGAGE BACKED SECURITIES	4,184,689	—	4,184,689	—
SHORT-TERM INVESTMENTS	3,383,427	3,383,427	—	—
MUNICIPAL NOTES	393,180	—	393,180	—
ASSET BACKED SECURITIES	58,358,325	—	58,358,325	—

TOTAL INVESTMENTS	179,010,495	3,383,427	175,627,068	—

LIABILITIES TABLE
Description	Total Market Value at 06/30/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
WRITTEN OPTIONS	$(24,609)	$—	$(24,609)	$—

TOTAL LIABILITIES	$(24,609)	$—	$(24,609)	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Quality Bond Fund

	Par (000)	Value†
AGENCY OBLIGATIONS — 0.5%
Federal National Mortgage Association — 0.1%
1.233%, 09/01/22	$410	$411,176

Government National Mortgage Association — 0.4%
4.314%, 10/01/45 2011•	2,000	2,270,437

TOTAL AGENCY OBLIGATIONS (Cost $2,530,032)		2,681,613

ASSET BACKED SECURITIES — 16.8%
Avenue CLO VI Ltd. 2007-6A 2.783%, 07/17/19 144A @,•	2,500	2,498,895
Babson CLO, Inc. 2007-IA 1.883%, 01/18/21 144A @,•	2,500	2,452,278
Brentwood CLO Corp. 2006-1A 1.457%, 02/01/22 144A @,•	4,000	3,713,980
Chase Issuance Trust 07-B1 0.692%, 04/15/19•	2,000	1,994,782
Chrysler Capital Auto Receivables Trust 2014-BA 2.700%, 05/15/20 144A @	3,000	3,009,933
Conseco Financial Corp. 1996-10 7.240%, 11/15/28•	413	258,852
Cratos CLO Ltd. 2007-1A D 3.025%, 05/19/21 144A @,•	3,000	2,985,147
Cratos CLO Ltd. 2007-1A E 5.625%, 05/19/21 144A @,•	3,000	2,981,547
Emerson Place CLO Ltd. 2006-1A C 1.398%, 01/15/19 144A @,•	3,200	2,972,646
Ford Credit Auto Owner Trust 2012-D 1.010%, 05/15/18	2,385	2,380,144
Ford Credit Auto Owner Trust 2013-D 2013 1.540%, 03/15/19	6,800	6,816,914
Gleneagles CLO Ltd. 2005-1A C 1.537%, 11/01/17 144A @,•	2,117	2,106,267
Honda Auto Receivables 2014-1 Owner Trust 2014 1.040%, 02/21/20	3,750	3,756,327
Jasper CLO Ltd. 2005-1A 1.537%, 08/01/17 144A @,•	4,375	4,360,913
Keycorp Student Loan Trust 2006-A 0.950%, 09/27/35•	4,113	4,046,200
MSIM Peconic Bay Ltd. 2007-1A 3.884%, 07/20/19 144A @,•	1,667	1,666,997
Red River CLO Ltd. 1A C 1.357%, 07/27/18 144A @,•	3,500	3,432,135
Rockwall CDO II Ltd. 2007-1A
0.887%, 08/01/24 144A @,•	5,213	5,119,004
1.337%, 08/01/24 144A @,•	4,000	3,681,092
Rockwall CDO Ltd. 2006-1A 1.137%, 08/01/21 144A @,•	2,206	2,193,287
SACO I, Inc. 2005-4 1.353%, 06/25/35 144A @,•	186	184,458
SLC Student Loan Trust 2005-1 0.826%, 02/15/45•	6,042	5,058,248
SLM Student Loan Trust 2004-4 1.018%, 01/27/25•	5,800	5,664,672

	Par (000)	Value†

SLM Student Loan Trust 2005-10 0.908%, 10/26/26•	$5,000	$4,800,888
SLM Student Loan Trust 2012-6 1.453%, 04/27/43•	7,205	6,188,997
Stone Tower CLO VII Ltd. 2007-7A 2.753%, 08/30/21 144A @,•	3,000	2,972,019
Westchester CLO Ltd. 2007-1A B 1.077%, 08/01/22 144A @,•	4,500	4,195,260

TOTAL ASSET BACKED SECURITIES (Cost $92,904,182)		91,491,882

COMMERCIAL MORTGAGE BACKED SECURITIES — 19.1%
CFCRE Commercial Mortgage Trust 2011-C1 4.961%, 04/01/44 144A @,•	1,000	1,112,966
Citigroup Deutsche Bank Commercial Mortgage Trust 2007-CD4 5.322%, 12/01/49	1,143	1,155,111
FREMF Mortgage Trust Series 2010-K6 Class B 5.533%, 12/01/46 144A @,•	7,795	8,485,074
FREMF Mortgage Trust Series 2012-K18 Class B 4.400%, 01/01/45 144A @,•	6,000	6,501,072
FREMF Mortgage Trust Series 2012-K19 Class C 4.173%, 05/01/45 144A @,•	4,500	4,604,207
FREMF Mortgage Trust Series 2012-K20 Class C 4.005%, 05/01/45 144A @,•	6,000	5,917,904
FREMF Mortgage Trust Series 2012-K21 Class C 4.071%, 07/01/45 144A @,•	4,720	4,766,109
FREMF Mortgage Trust Series 2012-K23 Class C 3.782%, 10/01/45 144A @,•	5,000	4,949,418
FREMF Mortgage Trust Series 2012-K707 Class B 4.019%, 01/01/47 144A @,•	8,272	8,537,523
FREMF Mortgage Trust Series 2012-K710 Class C 3.952%, 06/01/47 144A @,•	5,175	5,228,863
FREMF Mortgage Trust Series 2012-K711 Class C 3.684%, 08/01/45 144A @,•	6,000	6,042,211
FREMF Mortgage Trust Series 2013-K27 Class C 3.616%, 01/01/46 144A @,•	5,000	4,550,577
FREMF Mortgage Trust Series 2013-K28 Class C 3.614%, 06/01/46 144A @,•	4,751	4,375,900
FREMF Mortgage Trust Series 2013-KF02 Class C 4.446%, 12/25/45 144A @,•	457	455,087
FREMF Mortgage Trust Series 2014-K37 Class B 4.713%, 01/01/47 144A @,•	5,825	6,310,417

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Quality Bond Fund

	Par (000)	Value†
COMMERCIAL MORTGAGE BACKED SECURITIES — (continued)
FREMF Mortgage Trust Series 2014-K40 Class B 4.208%, 11/01/47 144A @,•	$4,500	$4,615,847
FREMF Mortgage Trust Series 2014-K41 Class B 3.961%, 11/01/47 144A @,•	5,000	4,900,915
FREMF Mortgage Trust Series 2014-K503 Class B 3.080%, 10/01/47 144A @,•	5,000	5,063,849
FREMF Mortgage Trust Series 2015-K44 Class B 3.811%, 01/01/48 144A @,•	5,000	4,819,710
FREMF Mortgage Trust Series 2015-K45 Class B 3.714%, 04/01/48 144A @,•	5,000	4,767,581
FREMF Mortgage Trust Series 2015-K718 Class B 3.669%, 02/01/22 144A @,•	4,500	4,409,093
HILT 2014-ORL Mortgage Trust 1.642%, 07/15/29 144A @,•	1,500	1,450,551
JP Morgan Chase Commercial Mortgage Securities Trust 2007-LDP10 5.420%, 01/01/49	1,347	1,366,909
Morgan Stanley Capital I Trust 2005-IQ10 6.292%, 09/01/42•	8	8,256

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $104,914,518)		104,395,150

CORPORATE BONDS — 34.1%
Aerospace & Defense — 0.6%
Lockheed Martin Corp. 3.100%, 01/15/23	3,000	3,161,955

Airlines — 3.3%
American Airlines 2013-2 Class C Pass Through Trust 6.000%, 01/15/17 144A @	4,175	4,226,783
Delta Air Lines 2007-1 Class A Pass Through Trust 6.821%, 02/10/24	2,218	2,577,045
Delta Air Lines 2015-1 Class B Pass Through Trust 4.250%, 01/30/25	2,925	2,983,523
UAL 2009-1 Pass Through Trust 10.400%, 05/01/18	2,105	2,162,446
United Airlines 2016-1 Class AA Pass Through Trust 3.100%, 01/07/30	3,000	3,052,500
US Airways 2010-1 Class B, Pass Through Trust 8.500%, 10/22/18	3,113	3,229,849

		18,232,146

Apparel — 0.5%
Under Armour, Inc. 3.250%, 06/15/26	3,000	3,029,055

	Par (000)	Value†

Banks — 4.5%
Bank of America Corp. 5.650%, 05/01/18	$1,000	$1,071,648
JPMorgan Chase & Co. 3.875%, 09/10/24	3,600	3,727,213
Morgan Stanley 5.950%, 12/28/17	2,050	2,180,052
State Street Corp. 4.956%, 03/15/18	7,915	8,295,379
Wachovia Corp. 0.923%, 06/15/17•	5,350	5,342,296
Wells Fargo & Co. 3.000%, 02/19/25	4,000	4,096,904

		24,713,492

Beverages — 0.6%
Anheuser-Busch InBev Finance, Inc. 3.650%, 02/01/26	3,000	3,213,738

Biotechnology — 0.8%
Amgen, Inc. 2.700%, 05/01/22	3,000	3,087,399
Biogen Idec, Inc. 6.875%, 03/01/18	1,000	1,088,404

		4,175,803

Commercial Services — 0.5%
Drawbridge Special Opportunities Fund LP 5.000%, 08/01/21 144A @	2,000	1,840,000
ERAC USA Finance LLC 2.350%, 10/15/19 144A @	1,000	1,018,879

		2,858,879

Computers — 0.6%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 5.450%, 06/15/23 144A @	3,000	3,112,719

Diversified Financial Services — 1.4%
Air Lease Corp. 3.750%, 02/01/22	2,000	2,048,688
American Express Co. 6.150%, 08/28/17	2,000	2,110,612
General Electric Capital Corp. 7.500%, 08/21/35	2,263	3,394,984

		7,554,284

Electric — 0.2%
Enel Finance International NV 6.250%, 09/15/17 144A @	1,000	1,056,393

Engineering & Construction — 0.6%
SBA Tower Trust 3.156%, 10/15/45 144A @	3,000	3,041,250

Food — 1.1%
Kellogg Co. 4.500%, 04/01/46	3,000	3,212,781
Kraft Heinz Foods Co. 3.000%, 06/01/26 144A @	2,000	2,016,356

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Quality Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Food — (continued)
WM Wrigley Jr. Co. 2.400%, 10/21/18 144A @	$1,000	$1,019,847

		6,248,984

Forest Products & Paper — 0.5%
Georgia-Pacific LLC 3.163%, 11/15/21 144A @	2,500	2,630,618

Gas — 0.8%
Sabine Pass LNG LP 7.500%, 11/30/16	4,380	4,463,220

Healthcare Products — 1.2%
Becton Dickinson and Co. 3.300%, 03/01/23	1,103	1,159,198
Covidien International Finance SA 6.000%, 10/15/17	1,000	1,063,139
Edwards Lifesciences Corp. 2.875%, 10/15/18	1,000	1,024,328
Stryker Corp. 3.375%, 11/01/25	2,000	2,098,822
Zimmer Biomet Holdings, Inc. 4.625%, 11/30/19	1,000	1,087,230

		6,432,717

Housewares — 0.4%
Newell Rubbermaid, Inc. 4.200%, 04/01/26	2,000	2,168,102

Insurance — 1.1%
New York Life Insurance Co. 5.875%, 05/15/33 144A @	4,925	6,050,953

Investment Companies — 0.2%
Ares Capital Corp. 4.875%, 11/30/18	1,000	1,046,297

Lodging — 0.6%
Starwood Hotels & Resorts Worldwide, Inc. 4.500%, 10/01/34	3,500	3,570,613

Media — 1.6%
Belo Corp. 7.750%, 06/01/27	2,000	2,105,000
Charter Communications Operating LLC/Charter Communications Operating Capital 4.464%, 07/23/22 144A @	3,000	3,224,208
Comcast Cable Communications LLC 8.875%, 05/01/17	1,905	2,028,958
Comcast Cable Holdings LLC 9.875%, 06/15/22	1,000	1,344,883

		8,703,049

Mining — 0.2%
Goldcorp, Inc. 3.625%, 06/09/21	1,000	1,030,089

	Par (000)	Value†

Oil & Gas — 1.2%
Anadarko Petroleum Corp. 0.000%, 10/10/36 ¤	$7,500	$2,833,425
BG Energy Capital PLC 4.000%, 10/15/21 144A @	1,000	1,090,731
BP Capital Markets PLC 2.500%, 11/06/22	2,500	2,521,400

		6,445,556

Pharmaceuticals — 4.2%
Abbvie, Inc. 2.300%, 05/14/21	3,000	3,036,462
GlaxoSmithKline Capital, Inc. 5.375%, 04/15/34	1,000	1,268,300
Johnson & Johnson 4.375%, 12/05/33	4,000	4,818,820
Mead Johnson Nutrition Co. 4.125%, 11/15/25	2,000	2,181,508
Mylan NV
3.000%, 12/15/18 144A @	2,000	2,047,606
3.150%, 06/15/21 144A @	3,000	3,043,044
Perrigo Co. PLC 4.000%, 11/15/23	3,134	3,228,973
Zoetis, Inc. 4.500%, 11/13/25	3,000	3,308,529

		22,933,242

Pipelines — 0.7%
Regency Energy Partners LP/Regency Energy Finance Corp. 5.875%, 03/01/22	2,000	2,139,286
Williams Partners LP/ACMP Finance Corp. 4.875%, 05/15/23	1,500	1,449,833

		3,589,119

Real Estate Investment Trusts — 0.5%
American Tower Corp. 4.700%, 03/15/22	2,500	2,758,815

Retail — 1.8%
McDonald’s Corp. 5.700%, 02/01/39	2,110	2,621,795
Rite Aid Corp. 6.125%, 04/01/23 144A @	4,000	4,270,000
Walgreens Boots Alliance, Inc. 1.750%, 05/30/18	3,000	3,023,436

		9,915,231

Software — 0.4%
Activision Blizzard, Inc. 6.125%, 09/15/23 144A @	2,000	2,175,000

Telecommunications — 2.8%
Alcatel-Lucent USA, Inc. 6.500%, 01/15/28	3,000	3,082,500
Crown Castle Towers LLC 3.663%, 05/15/45 144A @	4,000	4,136,280
Sprint Nextel Corp. 6.000%, 12/01/16	3,000	3,018,750

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Quality Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Telecommunications — (continued)
Verizon Communications, Inc.
2.183%, 09/15/16 •	$5,000	$5,012,835

		15,250,365

Transportation — 0.8%
BNSF Railway Co. 2015-1 Pass Through Trust 3.442%, 06/16/28 144A @	2,887	2,990,580
Federal Express Corp 1999 Pass Through Trust 7.650%, 07/15/24	1,028	1,204,622

		4,195,202

Trucking and Leasing — 0.4%
Aviation Capital Group Corp. 2.875%, 09/17/18 144A @	2,500	2,475,000

TOTAL CORPORATE BONDS (Cost $181,315,152)		186,231,886

RESIDENTIAL MORTGAGE BACKED SECURITIES — 11.1%
Fannie Mae Pool — 10.4%
4.000%, 08/01/41	6,207	6,674,625
2.500%, 01/01/43	3,024	3,061,923
2.500%, 02/01/43	8,791	8,900,212
3.000%, 03/01/43	8,597	8,940,544
2.500%, 05/01/43	11,542	11,685,351
3.500%, 09/01/43	1,672	1,767,550
3.000%, 07/01/46	15,000	15,566,598

		56,596,803

Freddie Mac Gold Pool — 0.6%
3.500%, 01/01/41	2,244	2,369,170
3.500%, 02/01/41	684	722,642

		3,091,812

Ginnie Mae Pool — 0.1%
6.000%, 10/01/38	345	394,120
6.000%, 10/01/38	211	241,453

		635,573

TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $57,756,104)		60,324,188

U.S TREASURY OBLIGATION — 19.4%
U.S. Treasury Bond
0.750%, 12/31/17	4,500	4,511,777
1.375%, 01/31/20	5,000	5,095,310
2.125%, 01/31/21	2,600	2,733,858
2.250%, 11/15/24	3,000	3,200,157
2.125%, 05/15/25	3,000	3,168,867
1.625%, 05/15/26	2,700	2,733,013
4.375%, 02/15/38	7,000	9,978,829
3.000%, 05/15/42	3,000	3,465,234
3.125%, 02/15/43	4,000	4,715,156
3.625%, 08/15/43	4,200	5,418,819
3.750%, 11/15/43	3,500	4,617,813
2.500%, 05/15/46	3,000	3,126,210

	Par (000)	Value†

U.S. Treasury Inflation Indexed Bonds
0.625%, 01/15/24	$4,614	$4,830,869
0.250%, 01/15/25	15,152	15,383,232
0.375%, 07/15/25	3,027	3,116,649
1.000%, 02/15/46	3,029	3,270,424
U.S. Treasury Note
0.625%, 05/31/17	750	750,674
0.625%, 08/31/17	3,000	3,002,694
2.000%, 07/31/22	5,000	5,235,155
1.500%, 02/28/23	6,500	6,594,451
1.750%, 05/15/23	6,250	6,447,512
2.500%, 08/15/23	4,000	4,333,280

Total U.S TREASURY OBLIGATION (Cost $99,625,412)		105,729,983

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 0.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	1,610,798	1,610,798
BlackRock Liquidity Funds TempFund - Institutional Shares	448	448
Federated Prime Obligations Fund - Class I	313	313
Fidelity Institutional Prime Money Market Portfolio - Class I	272	272
Fidelity Institutional Prime Money Market Portfolio - Institutional Class	717	717
Wells Fargo Advantage Government Money Market Fund - Institutional Class	52	52
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class	1	1
Wells Fargo Advantage Municipal Cash Management Money Market Fund - Institutional Class	1	1

TOTAL SHORT-TERM INVESTMENTS (Cost $1,612,602)		1,612,602

TOTAL INVESTMENTS — 101.3% (Cost $540,658,002)		552,467,304

Other Assets & Liabilities — (1.3)%		(7,093,225)

TOTAL NET ASSETS — 100.0%		$545,374,079

†	See Security Valuation Note.
144A @	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable Rate Security.
¤	Zero Coupon Bond. The interest rate disclosed represents the effective yield from the date of acquisition to maturity.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Quality Bond Fund

	Number of Contracts	Value†
WRITTEN OPTIONS — (0.1)%
Call Options — (0.1)%
US 5YR Futures Option, $121.00, Sep16	(150)	$(205,078)
US Bond Futures Option, $168.00, Aug16	(75)	(356,250)

TOTAL WRITTEN OPTIONS (Premiums $(216,797))		(561,328)

LLC — Limited Liability Company.

LP — Limited Partnership.

PLC — Public Limited Company.

Country Weightings as of 06/30/2016 ††
United States	90%
Cayman Islands	8
Ireland	1
United Kingdom	1

Total	100%

††%	of total investments as of June 30, 2016

ASSETS TABLE
Description	Total Market Value at 06/30/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
U.S TREASURY OBLIGATION	$105,729,983	$—	$105,729,983	$—
AGENCY OBLIGATIONS	2,681,613	—	2,681,613	—
ASSET BACKED SECURITIES	91,491,882	—	91,491,882	—
COMMERCIAL MORTGAGE BACKED SECURITIES	104,395,150	—	104,395,150	—
CORPORATE BONDS	186,231,886	—	186,231,886	—
RESIDENTIAL MORTGAGE BACKED SECURITIES	60,324,188	—	60,324,188	—
SHORT-TERM INVESTMENTS	1,612,602	1,612,602	—	—

TOTAL INVESTMENTS	$552,467,304	$1,612,602	$550,854,702	—

LIABILITIES TABLE
Description	Total Market Value at 06/30/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
WRITTEN OPTIONS	$(561,328)	$—	$(561,328)	$—

TOTAL LIABILITIES	$(561,328)	$—	$(561,328)	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
ASSET BACKED SECURITIES — 0.2%
Continental Airlines 2012-3 Class C Pass Thru Certificates 6.125%, 04/29/18	$325	$342,063
VB-S1 Issuer LLC 2016 6.901%, 06/15/46 144A @	95	94,252
TOTAL ASSET BACKED SECURITIES (Cost $420,000)		436,315

	Number of Shares	Value†
COMMON STOCKS — 1.1%
Diversified Financial Services — 0.0%
Sentry Holdings A Shares*,^,~	294	0

Electric — 0.2%
NRG Energy, Inc.	16,643	249,479

Entertainment — 0.0%
New Cotai Participation Class B*144A @,^,~	1	36,928

Media — 0.2%
Altice N.V. Class A*	4,116	61,573
Altice N.V. Class B*	1,372	20,593
Liberty Broadband Corp.*	3,500	210,000
Liberty Global PLC*	2,300	65,895
Liberty Global PLC LiLAC*	287	9,324

		367,385

Oil & Gas — 0.3%
Rowan Cos PLC*	14,775	260,926
YPF S.A. ADR*	12,250	235,200

		496,126

Real Estate — 0.1%
The Howard Hughes Corp.*	1,675	191,486

Telecommunications — 0.3%
First Data Corp.*	10,500	116,235
T-Mobile US, Inc.*	9,400	406,738

		522,973

TOTAL COMMON STOCKS (Cost $1,765,610)		1,864,377

PREFERRED STOCKS — 0.4%
Diversified Financial Services — 0.0%
Sentry Holdings B Pref Shrs*^,~	65,529	43,618

Packaging and Containers — 0.0%
Smurfit-Stone Container Corp. (Escrow) CONV.*^,~	725	0

Pharmaceuticals — 0.2%
Allergan PLC	337	280,930

Telecommunications — 0.2%
Crown Castle International Corp. CONV.	1,550	187,333

	Number of Shares	Value†

Telecommunications — (continued)
T-Mobile US, Inc.	1,463	$107,662

		294,995

TOTAL PREFERRED STOCKS (Cost $674,249)		619,543

	Par (000)	Value†
REAL ESTATE INVESTMENT TRUSTS — 0.2%
Diversified — 0.2%
American Tower Corp. A Shares	$1,207	135,787
American Tower Corp.	1,325	148,824
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $253,200)		284,611

CORPORATE BONDS — 85.6%
Advertising — 1.0%
Acosta, Inc. 7.750%, 10/01/22 144A @	300	263,250
Lamar Media Corp. 5.875%, 02/01/22	125	130,000
MDC Partners, Inc. 6.500%, 05/01/24 144A @	966	958,755
Outfront Media Capital LLC 5.625%, 02/15/24	400	412,000

		1,764,005

Aerospace & Defense — 0.7%
Accudyne Industries LLC 7.750%, 12/15/20 144A @	350	308,875
StandardAero Aviation Holdings, Inc. 10.000%, 07/15/23 144A @	500	498,750
TransDigm, Inc.
6.500%, 07/15/24	200	202,876
6.500%, 05/15/25	175	175,438
6.375%, 06/15/26 144A @	50	49,872

		1,235,811

Airlines — 1.3%
Air Canada1 6.750%, 10/01/19 144A @	50	51,760
7.750%, 04/15/21 144A @	350	363,125
American Airlines 2013-1 Class B Pass Through Trust 5.625%, 01/15/21 144A @	64	66,133
American Airlines 2013-1 Class C Pass Through Trust 6.125%, 07/15/18 144A @,^	200	206,500
American Airlines Group, Inc. 5.500%, 10/01/19 144A @	650	643,500
United Airlines 2014-2 Class B Pass Through Trust 4.625%, 03/03/24	67	66,566
United Continental Holdings, Inc. 6.375%, 06/01/18	325	338,812
6.000%, 12/01/20	500	522,500

		2,258,896

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Auto Manufacturers — 0.3%
Jaguar Land Rover Automotive PLC 5.625%, 02/01/23 144A @	$425	$441,469

Auto Parts & Equipment — 0.7%
MPG Holdco I , Inc. 7.375%, 10/15/22	475	466,688
Nexteer Automotive Group Ltd. 5.875%, 11/15/21 144A @	200	202,000
TI Group Automotive Systems LLC 8.750%, 07/15/23 144A @	550	539,000

		1,207,688

Banks — 3.7%
Ally Financial, Inc. 5.125%, 09/30/24	75	76,406
5.750%, 11/20/25	350	350,875
8.000%, 11/01/31	425	491,937
Banco Bilbao Vizcaya Argentaria SA 7.000%, 12/29/49 •	600	572,165
Banco Santander SA 6.375%, 05/29/49 •	600	523,852
Citigroup, Inc. 5.950%, 12/29/49 •	810	789,163
6.250%, 12/29/49 •	175	179,813
Credit Agricole SA 6.625%, 09/29/49 144A @,•	400	363,000
Halyk Savings Bank of Kazakhstan JSC 7.250%, 01/28/21 144A @	400	421,200
HSBC Holdings PLC 6.875%, 12/29/49 •	220	218,900
Intesa Sanpaolo SpA 7.700%, 12/29/49 144A @,•	925	797,812
JPMorgan Chase & Co. 5.300%, 12/29/49 •	710	707,337
Provident Funding Associates LP 6.750%, 06/15/21 144A @	250	236,875
Royal Bank of Scotland Group PLC 6.125%, 12/15/22	115	120,602
The Goldman Sachs Group, Inc. 5.375%, 12/29/49 •	475	469,737

		6,319,674

Biotechnology — 0.2%
AMAG Pharmaceuticals, Inc. 7.875%, 09/01/23 144A @	275	246,125
Concordia Healthcare Corp. 9.500%, 10/21/22 144A @	75	69,938

		316,063

Building Materials — 1.6%
Builders FirstSource, Inc. 7.625%, 06/01/21 144A @	311	324,995
Cemex Finance LLC 9.375%, 10/12/22 144A @	450	495,000
LSF9 Balta Issuer S.A. 7.750%, 09/15/22	325	379,858
Masonite International Corp. 5.625%, 03/15/23 144A @	175	181,562

	Par (000)	Value†

Building Materials — (continued)
NCI Building Systems, Inc. 8.250%, 01/15/23 144A @	$225	$241,828
Norbord, Inc. 6.250%, 04/15/23 144A @	225	230,625
Pfleiderer GmbH 7.875%, 08/01/19	400	457,761
Reliance Intermediate Holdings LP 6.500%, 04/01/23 144A @	450	468,000

		2,779,629

Chemicals — 1.5%
CVR Partners LP 9.250%, 06/15/23 144A @	250	254,375
Hexion, Inc. 6.625%, 04/15/20	825	689,947
10.000%, 04/15/20	150	140,250
Huntsman International LLC 4.875%, 11/15/20	50	50,250
INEOS Group Holdings S.A. 6.125%, 08/15/18 144A @	200	201,875
Platform Specialty Products Corp.
10.375%, 05/01/21 144A @	300	302,250
6.500%, 02/01/22 144A @	225	196,875
PQ Corp. 6.750%, 11/15/22 144A @	175	182,438
Univar USA, Inc. 6.750%, 07/15/23 144A @	575	567,812
WR Grace & Co. 5.125%, 10/01/21 144A @	75	77,063

		2,663,135

Coal — 0.1%
Murray Energy Corp. 11.250%, 04/15/21 144A @	600	168,000

Commercial Services — 2.0%
Alliance Data Systems Corp. 5.375%, 08/01/22 144A @	300	287,250
Ashtead Capital, Inc. 6.500%, 07/15/22 144A @	125	130,078
Avis Budget Car Rental LLC 5.250%, 03/15/25 144A @	475	429,875
CEB, Inc. 5.625%, 06/15/23 144A @	475	462,531
H&E Equipment Services, Inc. 7.000%, 09/01/22	250	258,750
Harland Clarke Holdings Corp. 9.750%, 08/01/18 144A @	175	177,625
6.875%, 03/01/20 144A @	125	115,000
Iron Mountain Europe PLC 6.125%, 09/15/22 144A @	225	302,079
Lender Processing Services, Inc. 5.750%, 04/15/23	128	134,080
Loxam SAS 7.000%, 07/23/22 144A @	225	265,925
Prime Security One MS, Inc. 4.875%, 07/15/32 144A @	250	190,937

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Commercial Services — (continued)
Prime Security Services Borrower LLC 9.250%, 05/15/23 144A @	$175	$185,500
Safway Group Holding LLC 7.000%, 05/15/18 144A @	250	249,375
The ADT Corp. 6.250%, 10/15/21	175	185,937
4.125%, 06/15/23	100	93,625

		3,468,567

Computers — 1.4%
Diamond 1 Finance Corp. 5.875%, 06/15/21 144A @	175	178,460
7.125%, 06/15/24 144A @	300	313,326
Western Digital Corp. 7.375%, 04/01/23 144A @	800	852,000
10.500%, 04/01/24 144A @	975	1,043,250

		2,387,036

Distribution & Wholesale — 0.2%
American Builders & Contractors Supply Co., Inc. 5.750%, 12/15/23 144A @	150	155,250
Entertainment One Ltd. 6.875%, 12/15/22 144A @	100	133,711

		288,961

Diversified Financial Services — 3.8%
Cantor Commercial Real Estate Co. LP 7.750%, 02/15/18 144A @	150	144,000
Consolidated Energy Finance S.A. 6.750%, 10/15/19 144A @	750	705,000
Garfunkelux Holdco 3 S.A. 8.500%, 11/01/22 144A @	175	220,366
Icahn Enterprises LP 4.875%, 03/15/19	350	342,125
Ladder Capital Finance Holdings LLLP. 5.875%, 08/01/21 144A @	175	156,625
Lincoln Finance Ltd. 6.875%, 04/15/21 144A @	1,150	1,365,553
National Financial Partners Corp. 9.000%, 07/15/21 144A @	75	72,281
Nationstar Mortgage LLC 7.875%, 10/01/20	150	140,625
6.500%, 07/01/21	475	406,125
Navient Corp. 5.000%, 10/26/20	375	351,563
Nord Anglia Education Finance LLC 5.750%, 07/15/22 144A @	175	181,452
Ocwen Financial Corp. 6.625%, 05/15/19	491	333,880
OneMain Financial Holdings, Inc. 7.250%, 12/15/21 144A @	515	493,112
Outerwall, Inc. 6.000%, 03/15/19	450	414,000
Quicken Loans, Inc. 5.750%, 05/01/25 144A @	650	627,250
Springleaf Finance Corp. 8.250%, 12/15/20	375	375,938

	Par (000)	Value†

Diversified Financial Services — (continued)
Transworld Systems, Inc. 9.500%, 08/15/21 144A @	$375	$183,750
Walter Investment Management Corp. 7.875%, 12/15/21	175	85,969

		6,599,614

Electric — 2.6%
AES Corp. 5.500%, 03/15/24	500	511,875
6.000%, 05/15/26	225	229,781
Calpine Corp.
5.375%, 01/15/23	300	292,500
5.500%, 02/01/24	50	48,250
ContourGlobal Power Holdings S.A. 5.125%, 06/15/21 144A @	500	545,611
Dynegy, Inc. 6.750%, 11/01/19	400	400,500
Energy Future Intermediate Holding Co. LLC 11.750%, 03/01/22 144A @,¤	952	1,116,351
Infinis PLC 7.000%, 02/15/19 144A @	300	401,374
NRG Energy, Inc. 6.625%, 03/15/23	375	369,375
7.250%, 05/15/26 144A @	650	646,750

		4,562,367

Electrical Components & Equipment — 0.2%
Energizer Holdings, Inc. 5.500%, 06/15/25 144A @	375	373,125

Energy-Alternate Sources — 0.2%
Terraform Power Operating LLC 5.875%, 02/01/23 144A @	75	71,385
6.125%, 06/15/25 144A @	225	212,625

		284,010

Engineering & Construction — 0.1%
Swissport Investments S.A. 6.750%, 12/15/21 144A @	100	113,750

Entertainment — 2.5%
Eldorado Resorts, Inc. 7.000%, 08/01/23	525	544,687
EMI Music Publishing Group North America Holdings, Inc. 7.625%, 06/15/24 144A @	125	128,438
GLP Capital LP 4.375%, 04/15/21	75	77,250
5.375%, 04/15/26	150	154,500
Great Canadian Gaming Corp. 6.625%, 07/25/22 144A @	450	355,277
International Game Technology PLC 6.250%, 02/15/22 144A @	600	609,750
6.500%, 02/15/25 144A @	350	352,625
Intralot Finance Luxembourg S.A. 9.750%, 08/15/18 144A @	225	260,317
Peninsula Gaming LLC 8.375%, 02/15/18 144A @	200	201,000

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Entertainment — (continued)
Regal Entertainment Group 5.750%, 03/15/22	$575	$587,937
Scientific Games International, Inc. 7.000%, 01/01/22 144A @	300	301,500
Shingle Springs Tribal Gaming Authority 9.750%, 09/01/21 144A @	440	479,600
WMG Acquisition Corp. 6.000%, 01/15/21 144A @	188	193,640

		4,246,521

Food — 1.4%
Albertsons Cos. LLC 6.625%, 06/15/24 144A @	400	413,000
Dean Foods Co. 6.500%, 03/15/23 144A @	450	464,625
Minerva Luxembourg S.A. 12.250%, 02/10/22 144A @	200	216,000
7.750%, 01/31/23 144A @	475	487,825
Post Holdings, Inc. 6.750%, 12/01/21 144A @	225	237,937
7.375%, 02/15/22	500	525,625
Safeway, Inc. 7.250%, 02/01/31	100	96,400

		2,441,412

Forest Products & Paper — 0.4%
Cascades, Inc. 5.500%, 07/15/22 144A @	150	145,688

Mercer International, Inc. 7.000%, 12/01/19	375	378,750
7.750%, 12/01/22	200	200,000

		724,438

Gas — 0.0%
NGL Energy Partner LP 5.125%, 07/15/19	75	68,250

Hand & Machine Tools — 0.6%
Apex Tool Group LLC 7.000%, 02/01/21 144A @	800	690,000
Milacron LLC 7.750%, 02/15/21 144A @	325	334,750

		1,024,750

Healthcare Products — 0.2%
Crimson Merger Sub, Inc. 6.625%, 05/15/22 144A @	250	206,250
Hill-Rom Holdings, Inc. 5.750%, 09/01/23 144A @	150	153,375

		359,625

Healthcare Services — 2.4%
Centene Corp. 5.625%, 02/15/21 144A @	175	182,438
6.125%, 02/15/24 144A @	100	106,313
HCA, Inc. 5.000%, 03/15/24	220	227,700
5.250%, 06/15/26	875	908,359

	Par (000)	Value†

Healthcare Services — (continued)
IASIS Healthcare LLC 8.375%, 05/15/19	$450	$432,281
Molina Healthcare, Inc. 5.375%, 11/15/22 144A @	275	274,312
MPH Acquisition Holdings LLC 7.125%, 06/01/24 144A @	125	131,250
Surgery Center Holdings, Inc. 8.875%, 04/15/21 144A @	250	256,875
Synlab Bondco PLC 6.250%, 07/01/22 144A @	375	439,047
Synlab Unsecured Bondco PLC 8.250%, 07/01/23 144A @	150	168,960
Tenet Healthcare Corp. 4.153%, 06/15/20 •	175	172,813
8.125%, 04/01/22	350	358,680
6.750%, 06/15/23	475	454,812

		4,113,840

Holding Companies — 0.5%
Argos Merger Sub, Inc. 7.125%, 03/15/23 144A @	600	618,000
James Hardie International Finance Ltd. 5.875%, 02/15/23 144A @	275	281,188

		899,188

Home Builders — 0.7%
Shea Homes LP 5.875%, 04/01/23 144A @	200	198,000
Taylor Morrison Communities, Inc. 5.875%, 04/15/23 144A @	250	251,250
William Lyon Homes, Inc. 8.500%, 11/15/20	400	411,000
7.000%, 08/15/22	375	371,250

		1,231,500

Home Furnishings — 0.3%
Tempur Sealy International, Inc. 5.625%, 10/15/23	250	257,500
5.500%, 06/15/26 144A @	200	196,500

		454,000

Household Products & Wares — 0.8%
Central Garden & Pet Co. 6.125%, 11/15/23	175	182,000
Reynolds Group Issuer, Inc. 5.750%, 10/15/20	225	232,313
8.250%, 02/15/21	650	679,978
7.000%, 07/15/24 144A @	275	283,112

		1,377,403

Housewares — 0.5%
Bormioli Rocco Holdings S.A. 10.000%, 08/01/18 144A @	300	338,087
RSI Home Products, Inc. 6.500%, 03/15/23 144A @	450	462,375

		800,462

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Insurance — 1.4%
CNO Financial Group, Inc. 5.250%, 05/30/25	$125	$128,750
Hub Holdings LLC PIK (Cash coupon 8.125%, PIK 8.875%) 8.125%, 07/15/19 144A @	425	408,000
HUB International Ltd. 9.250%, 02/15/21 144A @	125	130,625
7.875%, 10/01/21 144A @	525	504,000
USI, Inc. 7.750%, 01/15/21 144A @	650	643,500
Wayne Merger Sub LLC 8.250%, 08/01/23 144A @	675	666,562

		2,481,437

Internet — 1.8%
Ancestry.Com Holdings LLC PIK (Cash coupon 9.625%, PIK 10.375%) 9.625%, 10/15/18 144A @	475	480,937
Ancestry.Com, Inc. 11.000%, 12/15/20	125	133,750
Blue Coat Holdings, Inc. 8.375%, 06/01/23 144A @	425	480,250
Equinix, Inc. 5.375%, 01/01/22	275	283,938
5.750%, 01/01/25	150	155,250
Match Group, Inc. 6.750%, 12/15/22 144A @	350	364,000
6.375%, 06/01/24 144A @	175	182,000
United Group BV 7. 875%, 11/15/20 144A @	375	436,966
7.875%, 11/15/20	400	466,097
Zayo Group LLC 6.375%, 05/15/25	175	178,500

		3,161,688

Iron & Steel — 1.0%
ArcelorMittal 10.850%, 06/01/19	200	235,500
Bluescope Steel Finance Ltd. 7.125%, 05/01/18 144A @	110	113,300
6.500%, 05/15/21 144A @	475	491,815
Vale Overseas Ltd. 5.875%, 06/10/21	341	341,426
4.375%, 01/11/22	85	79,662
6.875%, 11/21/36	550	500,500

		1,762,203

Leisure Time — 0.8%
24 Hour Holdings IIII LLC 8.000%, 06/01/22 144A @	325	246,187
Cirsa Funding Luxembourg S.A. 5.875%, 05/15/23 144A @	300	334,758
ClubCorp Club Operations, Inc. 8.250%, 12/15/23 144A @	250	248,750
LTF Merger Sub, Inc. 8.500%, 06/15/23 144A @	400	378,000
Sabre GLBL, Inc. 5.375%, 04/15/23 144A @	125	127,813

		1,335,508

	Par (000)	Value†

Lodging — 0.9%
Boyd Gaming Corp. 6.375%, 04/01/26 144A @	$325	$339,625
MGM Growth Properties Operating Partnership LP 5.625%, 05/01/24 144A @	175	185,062
MGM Resorts International 6.000%, 03/15/23	325	342,875
Playa Resorts Holding BV 8.000%, 08/15/20 144A @	450	452,250
Seminole Hard Rock Entertainment, Inc. 5.875%, 05/15/21 144A @	300	300,750

		1,620,562

Machinery - Construction & Mining — 0.3%
BlueLine Rental Finance Corp. 7.000%, 02/01/19 144A @	225	193,500
Terex Corp. 6.000%, 05/15/21	375	375,469

		568,969

Machinery - Diversified — 0.5%
Gardner Denver, Inc. 6.875%, 08/15/21 144A @	300	272,250
Manitowoc Foodservice, Inc. 9.500%, 02/15/24 144A @	100	111,750
Zebra Technologies Corp. 7.250%, 10/15/22	382	404,920

		788,920

Media — 8.5%
AMC Networks, Inc. 4.750%, 12/15/22	175	173,688
Cable One, Inc. 5.750%, 06/15/22 144A @	175	179,375
CCO Holdings LLC 5.750%, 09/01/23	275	284,625
5.750%, 01/15/24	600	631,440
5.500%, 05/01/26 144A @	325	329,875
Cequel Communications Holdings I LLC 6.375%, 09/15/20 144A @	785	798,188
5.125%, 12/15/21 144A @	325	309,563
7.750%, 07/15/25 144A @	600	625,500
Charter Communications Operating LLC 6.384%, 10/23/35 144A @	350	414,465
6.484%, 10/23/45 144A @	350	417,907
Clear Channel Worldwide Holdings, Inc. 6.500%, 11/15/22	350	350,000
DISH DBS Corp. 6.750%, 06/01/21	500	518,125
5.875%, 07/15/22	250	243,125
7.750%, 07/01/26 144A @	200	206,000
LGE HoldCo VI BV 7.125%, 05/15/24 144A @	325	397,639
Mcgraw-hill Global Education Holdings LLC 7.875%, 05/15/24 144A @	325	336,375
MHGE Parent LLC 8.500%, 08/01/19 144A @	325	328,250

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Media — (continued)
Neptune Finco Corp. 10.125%, 01/15/23 144A @	$1,175	$1,316,000
10.875%, 10/15/25 144A @	325	371,514
SFR S.A. 7.375%, 05/01/26 144A @	500	494,375
Sinclair Television Group, Inc. 5.875%, 03/15/26 144A @	150	153,000
Sirius XM Radio, Inc. 6.000%, 07/15/24 144A @	427	441,411
Time Warner Cable, Inc. 6.550%, 05/01/37	60	69,913
7.300%, 07/01/38	55	68,873
6.750%, 06/15/39	35	41,121
Townsquare Media, Inc. 6.500%, 04/01/23 144A @	411	406,376
Trader Corp 9.875%, 08/15/18 144A @	200	206,500
Tribune Media Co. 5.875%, 07/15/22	450	447,750
Unitymedia GmbH 6.125%, 01/15/25 144A @	800	819,920
Unitymedia Hessen GmbH & Co. KG 5.000%, 01/15/25 144A @	400	392,000
Univision Communications, Inc. 6.750%, 09/15/22 144A @	492	519,060
5.125%, 02/15/25 144A @	275	271,906
VTR Finance BV 6.875%, 01/15/24 144A @	750	747,735
WideOpenWest Finance LLC 10.250%, 07/15/19	425	439,875
13.375%, 10/15/19	600	637,500
Ziggo Bond Finance BV 5.875%, 01/15/25 144A @	225	217,125

		14,606,094

Metal Fabricate/Hardware — 0.3%
Zekelman Industries, Inc. 0.000%, 05/25/21	150	149,750
6.000%, 06/14/21	25	24,958
9.875%, 06/15/23 144A @	300	303,000

		477,708

Mining — 3.5%
Aleris International, Inc. 7.875%, 11/01/20	200	177,000
Constellium NV 7.875%, 04/01/21 144A @	500	515,625
Eldorado Gold Corp. 6.125%, 12/15/20 144A @	400	400,000
FMG Resources August 2006 Pty Ltd. 9.750%, 03/01/22 144A @	675	745,031
Freeport-McMoRan, Inc. 2.375%, 03/15/18	300	294,000
3.100%, 03/15/20	125	118,125
4.000%, 11/14/21	175	158,101
5.400%, 11/14/34	250	198,750
HudBay Minerals, Inc. 9.500%, 10/01/20	962	812,890

	Par (000)	Value†

Mining — (continued)
Joseph T Ryerson & Son, Inc. 11.000%, 05/15/22 144A @	$600	$621,000
Lundin Mining Corp. 7.500%, 11/01/20 144A @	500	510,000
7.875%, 11/01/22 144A @	150	153,375
Novelis, Inc. 8.750%, 12/15/20	175	182,438
Nyrstar Netherlands Holdings BV 8.500%, 09/15/19 144A @	500	558,484
Teck Resources Ltd. 8.000%, 06/01/21 144A @	175	180,250
6.000%, 08/15/40	225	157,500
6.250%, 07/15/41	275	195,250

		5,977,819

Miscellaneous Manufacturing — 0.2%
Bombardier, Inc. 7.500%, 03/15/18 144A @	400	411,000

Oil & Gas — 10.2%
Alberta Energy Co., Ltd 8. 125%, 09/15/30	65	72,240
7.375%, 11/01/31	180	190,237
Anadarko Petroleum Corp. 8.700%, 03/15/19	115	131,149
Cenovus Energy, Inc. 6.750%, 11/15/39	395	414,805
Cheniere Corpus Christi Holdings LLC 7.000%, 06/30/24 144A @	500	513,440
Chesapeake Energy Corp. 8.000%, 12/15/22 144A @	581	492,397
Concho Resources, Inc. 7.000%, 01/15/21	400	411,000
6.500%, 01/15/22	75	76,781
5.500%, 10/01/22	75	75,375
5.500%, 04/01/23	875	877,187
Continental Resources, Inc. 4.900%, 06/01/44	360	297,000
CrownRock LP 7.125%, 04/15/21 144A @	450	461,250
7.750%, 02/15/23 144A @	675	705,375
Devon Energy Corp. 7.950%, 04/15/32	145	166,143
Devon Financing Co. LLC 7.875%, 09/30/31	40	46,547
Encana Corp. 6.500%, 05/15/19	490	519,400
7.200%, 11/01/31	280	286,852
EQT Corp. 8.125%, 06/01/19	80	88,135
Gulfport Energy Corp. 7.750%, 11/01/20	375	385,312
6.625%, 05/01/23	385	379,225
Hess Corp. 8.125%, 02/15/19	50	55,720
7.875%, 10/01/29	740	881,349
7.300%, 08/15/31	100	114,835
7.125%, 03/15/33	40	44,726
6.000%, 01/15/40	100	103,413

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Oil & Gas — (continued)
Kosmos Energy Ltd. 7.875%, 08/01/21 144A @	$400	$386,000
Matador Resources Co. 6.875%, 04/15/23	641	653,820
Newfield Exploration Co. 5.750%, 01/30/22	150	151,875
5.625%, 07/01/24	200	200,000
5.375%, 01/01/26	200	194,500
Noble Energy, Inc. 8.250%, 03/01/19	35	40,086
Pacific Exploration and Production Corp. 12.000%, 12/22/16 ^,~	172	151,360
5.375%, 01/26/19 144A @	1,125	208,125
5.625%, 01/19/25 144A @	500	92,500
Parsley Energy LLC 7.500%, 02/15/22 144A @	600	625,500
6.250%, 06/01/24 144A @	50	50,625
Petrobras Global Finance BV 8.375%, 05/23/21	875	903,000
Pride International, Inc. 8.500%, 06/15/19	295	300,163
6.875%, 08/15/20	10	9,544
QEP Resources, Inc. 6.875%, 03/01/21	200	202,000
5.250%, 05/01/23	100	92,000
Range Resources Corp. 4.875%, 05/15/25	475	452,437
Rowan Cos, Inc. 7.875%, 08/01/19	410	422,300
Seven Generations Energy Ltd. 8.250%, 05/15/20 144A @	1,150	1,191,687
6.750%, 05/01/23 144A @	350	352,625
SM Energy Co. 6.500%, 01/01/23	300	279,000
Southwestern Energy Co. 7.500%, 02/01/18	475	504,687
4.050%, 01/23/20	325	319,313
4.950%, 01/23/25	75	71,813
Sunoco LP 6.250%, 04/15/21 144A @	350	349,125
6.375%, 04/01/23 144A @	75	74,438
Transocean, Inc. 6.000%, 03/15/18	200	203,000
8.125%, 12/15/21	175	147,875
WPX Energy, Inc. 5.250%, 01/15/17	275	275,688
7.500%, 08/01/20	500	499,060
YPF S.A. 8.500%, 03/23/21 144A @	400	427,000

		17,621,039

Oil & Gas Services — 1.0%
Archrock Partners LP 6.000%, 04/01/21	250	223,750
6.000%, 10/01/22	225	199,125
CGG S.A.^, 6.500%, 06/01/21	250	110,000
6.875%, 01/15/22	300	130,500

	Par (000)	Value†

Oil & Gas Services — (continued)
SESI LLC 7.125%, 12/15/21	$1,025	$986,562

		1,649,937

Packaging and Containers — 2.3%
AEP Industries, Inc. 8.250%, 04/15/19	200	204,000
Ardagh Finance Holdings S.A. PIK 8.375%, 06/15/19 144A @	299	336,741
PIK 8.625%, 06/15/19 144A @	691	697,126
Ardagh Packaging Finance PLC 6.750%, 01/31/21 144A @	200	201,250
6.000%, 06/30/21 144A @	200	198,500
7.250%, 05/15/24 144A @	325	331,703
Ball Corp. 4.000%, 11/15/23	75	73,875
Beverage Packaging Holdings Luxembourg II SA 5.625%, 12/15/16 144A @	225	225,562
Consolidated Container Co. LLC 10.125%, 07/15/20 144A @	375	340,312
Crown Cork & Seal Co., Inc. 7.375%, 12/15/26	100	110,000
Graphic Packaging International, Inc. 4.750%, 04/15/21	175	182,984
Pactiv LLC 7.950%, 12/15/25	175	181,563
SIG Combibloc Holdings S.C.A. 7.750%, 02/15/23 144A @	700	817,923

		3,901,539

Pharmaceuticals — 2.9%
Capsugel S.A. PIK (Cash coupon 7.000%, PIK 7.75%) 7.000%, 05/15/19 144A @	310	310,775
DPx Holdings BV 7.500%, 02/01/22 144A @	325	333,937
Endo Finance LLC 6.000%, 07/15/23 144A @	475	415,625
6.000%, 02/01/25 144A @	325	281,938
JLL/Delta Dutch Pledgeco BV PIK (Cash coupon 8.750%, PIK 9.500%) 8.750%, 05/01/20 144A @	575	575,000
Valeant Pharmaceuticals International, Inc. 5.375%, 03/15/20 144A @	875	747,578
7.000%, 10/01/20 144A @	100	88,250
6.375%, 10/15/20 144A @	1,000	860,000
6.750%, 08/15/21 144A @	250	213,125
5.875%, 05/15/23 144A @	1,350	1,090,125

		4,916,353

Pipelines — 2.7%
Boardwalk Pipelines LP 4.950%, 12/15/24	175	172,126
5.950%, 06/01/26	130	136,554
DCP Midstream LLC 9.750%, 03/15/19 144A @	75	82,125
8.125%, 08/16/30	75	73,500
6.450%, 11/03/36 144A @	150	131,250

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Pipelines — (continued)
DCP Midstream Operating LP 5.600%, 04/01/44	$50	$42,750
Energy Transfer Partners LP 9.700%, 03/15/19	110	124,541
9.000%, 04/15/19	300	335,357
Gibson Energy, Inc. 6.750%, 07/15/21 144A @	325	323,375
MPLX LP 4.500%, 07/15/23 144A @	500	484,615
NuStar Logistics LP 4.800%, 09/01/20	50	48,500
Rockies Express Pipeline LLC 6.000%, 01/15/19 144A @	100	101,750
Sabine Pass Liquefaction LLC 6.250%, 03/15/22	875	899,062
5.750%, 05/15/24	200	198,500
Targa Resources Partners LP 5.250%, 05/01/23	50	47,250
4.250%, 11/15/23	1,050	942,375
6.750%, 03/15/24 144A @	375	384,375
Tesoro Logistics LP 6.125%, 10/15/21	100	103,500

		4,631,505

Real Estate — 0.7%
Greystar Real Estate Partners LLC 8.250%, 12/01/22 144A @	300	309,000
MPT Operating Partnership LP 6.875%, 05/01/21	225	232,313
6.375%, 03/01/24	250	266,250
The Howard Hughes Corp. 6.875%, 10/01/21 144A @	425	428,187

		1,235,750

Real Estate Investment Trusts — 0.1%
VEREIT Operating Partnership LP 4.125%, 06/01/21	150	156,468

Retail — 3.3%
Group 1 Automotive, Inc. 5.000%, 06/01/22	175	172,375
5.250%, 12/15/23 144A @	175	171,938
JC Penney Corp., Inc. 8.125%, 10/01/19	425	439,743
5.875%, 07/01/23 144A @	200	201,250
Jo-Ann Stores Holdings, Inc. PIK (Cash coupon 9.750%, PIK 10.500%) 9.750%, 10/15/19 144A @	200	175,000
Jo-Ann Stores LLC 8.125%, 03/15/19 144A @	300	287,250
KFC Holding Co. 5.000%, 06/01/24 144A @	125	127,188
5.250%, 06/01/26 144A @	250	256,250
Kirk Beauty One GmbH 8.750%, 07/15/23 144A @	225	$264,677
New Albertsons, Inc. 7.450%, 08/01/29	175	169,750
8.000%, 05/01/31	125	123,750

	Par (000)	Value†

Retail — (continued)
New Look Secured Issuer PLC 6.500%, 07/01/22 144A @	$250	$305,756
Penske Automotive Group, Inc. 5.750%, 10/01/22	200	200,000
5.500%, 05/15/26	350	332,500
PF Chang’s China Bistro, Inc. 10.250%, 06/30/20 144A @	175	160,563
Rite Aid Corp. 6.750%, 06/15/21	725	763,062
6.125%, 04/01/23 144A @	475	507,062
Sonic Automotive, Inc. 7.000%, 07/15/22	175	184,625
5.000%, 05/15/23	200	196,000
The Men’s Wearhouse, Inc. 7.000%, 07/01/22	400	336,000
Vista Outdoor, Inc. 5.875%, 10/01/23 144A @	225	234,000

		5,608,739

Semiconductors — 0.9%
Micron Technology, Inc. 5.250%, 08/01/23 144A @	250	213,125
Microsemi Corp. 9.125%, 04/15/23 144A @	375	412,500
NXP BV 5.750%, 02/15/21 144A @	200	207,500
5.750%, 03/15/23 144A @	250	261,250
Sensata Technologies UK Financing Co. PLC 6.250%, 02/15/26 144A @	425	439,875

		1,534,250

Software — 1.7%
Cengage Learning, Inc. 9.500%, 06/15/24 144A @	350	356,125
First Data Corp. 5.375%, 08/15/23 144A @	425	431,592
7.000%, 12/01/23 144A @	1,050	1,063,125
MSCI, Inc. 5.250%, 11/15/24 144A @	250	255,625
Rackspace Hosting, Inc. 6.500%, 01/15/24 144A @	375	370,312
SS&C Technologies Holdings, Inc. 5.875%, 07/15/23	200	204,500
Veritas US, Inc. 10.500%, 02/01/24 144A @	200	169,500

		2,850,779

Telecommunications — 8.2%
Altice Financing S.A. 6.625%, 02/15/23 144A @	350	343,654
7.500%, 05/15/26 144A @	525	514,500
Altice Finco S.A. 8.125%, 01/15/24 144A @	600	580,500
Altice Luxembourg S.A. 7.750%, 05/15/22 144A @	1,250	1,262,500
7.625%, 02/15/25 144A @	700	683,375
CenturyLink, Inc. 7.500%, 04/01/24	350	353,062

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Telecommunications — (continued)
CommScope Holding Co., Inc. PIK (Cash coupon 6.625%, PIK 7.375%) 6.625%, 06/01/20 144A @	$5	$5,163
CommScope Technologies Finance LLC 6.000%, 06/15/25 144A @	525	538,125
Digicel Group Ltd. 8.250%, 09/30/20 144A @	750	626,250
EarthLink Holdings Corp. 7.375%, 06/01/20	25	26,000
Frontier Communications Corp. 8.875%, 09/15/20	475	507,062
Hughes Satellite Systems Corp. 7.625%, 06/15/21	325	349,741
Intelsat Jackson Holdings S.A. 7.250%, 10/15/20	200	142,500
7.500%, 04/01/21	500	345,000
8.000%, 02/15/24 144A @	300	295,500
Level 3 Communications, Inc. 5.750%, 12/01/22	350	354,375
Level 3 Financing, Inc. 5.625%, 02/01/23	150	151,407
5.250%, 03/15/26 144A @	125	122,500
OTE PLC 7.875%, 02/07/18	400	474,309
Sable International Finance Ltd. 6.875%, 08/01/22 144A @	450	451,944
Sprint Capital Corp. 8.750%, 03/15/32	1,200	1,026,000
T-Mobile USA, Inc. 6.500%, 01/15/24	100	105,250
6.000%, 04/15/24	225	232,875
6.375%, 03/01/25	175	182,875
6.500%, 01/15/26	1,250	1,318,750
TBG Global Pte Ltd. 5.250%, 02/10/22	200	203,137
UPC Holding BV 6.750%, 03/15/23 144A @	200	237,461
VimpelCom Holdings BV 5.200%, 02/13/19 144A @	200	206,048
Virgin Media Finance 6.375%, 04/15/23 144A @	225	225,000
7.000%, 04/15/23 144A @	275	373,417
6.000%, 10/15/24 144A @	200	196,250
Virgin Media Secured Finance PLC 5.250%, 01/15/26 144A @	200	193,500
5.500%, 08/15/26 144A @	400	389,000
6.250%, 03/28/29	175	228,311
Wind Acquisition Finance S.A. 7.375%, 04/23/21 144A @	950	904,875

		14,150,216

Textiles — 0.3%
Springs Industries, Inc. 6.250%, 06/01/21	450	454,500

Transportation — 0.2%
OPE KAG Finance Sub, Inc. 7.875%, 07/31/23 144A @	175	172,375

	Par (000)	Value†

Transportation — (continued)
Watco Cos. LLC 6.375%, 04/01/23 144A @	$250	$247,500

		419,875

TOTAL CORPORATE BONDS (Cost $149,373,682)		147,296,047

LOAN AGREEMENTS — 8.8%‡
Chemicals — 0.6%
MacDermid, Inc. 5.500%, 06/07/20	372	366,791
Solenis International LP 7.750%, 07/31/22 •	675	621,560

		988,351

Commercial Services — 0.7%
Kronos, Inc. 4.500%, 10/30/19 •	541	538,788
9.750%, 04/30/20	375	376,564
Nord Anglia Education Finance LLC 5.000%, 03/31/21	348	346,266

		1,261,618

Computers — 0.3%
Western Digital Corp. 6.250%, 04/29/23	450	451,409

Diversified Financial Services — 0.5%
National Financial Partners Corp. 4.500%, 07/01/20	275	271,713
Onex Wizard Acquisition 4.250%, 03/11/22	343	340,024
Terra-Gen Finance Co., LLC 5.250%, 12/09/21	284	240,259

		851,996

Electric — 0.5%
Energy Future Intermediate Holding Co. LLC 4.250%, 12/19/16 •	875	872,813

Electronics — 0.2%
Linxens France S.A. 5.000%, 10/14/22	348	345,638

Entertainment — 0.9%
Delta 2 (Lux) S.a.r.l. 4.750%, 07/30/21	525	504,163
7.750%, 07/29/22	175	165,594
Lions Gate Entertainment Co. 5.000%, 03/17/22	375	378,750
Peninsula Gaming LLC 4.250%, 11/20/17 •	0	0
Scientific Games International, Inc . 6.000%, 10/18/20	175	172,667
William Morris Endeavor Entertainment LLC 8.250%, 05/06/22 •	300	291,000

		1,512,174

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
LOAN AGREEMENTS — (continued)
Food — 0.2%
Hostess Brands LLC
4.500%, 08/03/22 •	$248	$247,629
8.500%, 08/03/23	162	160,552

		408,181

Healthcare Services — 0.1%
US Renal Care, Inc. 5.250%, 12/30/22	274	273,113

Insurance — 1.6%
Alliant Holdings I LLC 4.500%, 08/12/22 •	273	268,565
Asurion LLC
5.000%, 05/24/19 •	272	270,117
8.500%, 03/03/21	1,125	1,080,000
5.000%, 08/04/22	636	626,486
Sedgwick Claims Management Services, Inc. 6.750%, 02/28/22	375	359,063
USI, Inc. 4.250%, 12/27/19 •	173	170,672

		2,774,903

Internet — 0.1%
Match Group, Inc. 5.500%, 11/16/22	183	183,575

Machinery - Diversified — 0.2%
Filtration Group, Inc. 4.250%, 11/23/20 •	348	344,584
Manitowoc Foodservice, Inc. 5.750%, 03/03/23	97	97,985

		442,569

Media — 0.7%
Cumulus Media Holdings Inc 4.250%, 12/23/20 •	200	139,750
IHeartCommunications, Inc. 7.210%, 01/30/19 •	900	655,002
Neptune Finco Corp. 5.000%, 10/09/22 •	350	350,087

		1,144,839

Oil & Gas — 0.2%
Hercules Offshore, Inc. 10.500%, 05/06/20 ^	333	316,859

Oil & Gas Services — 0.3%
CGG Holding (U.S.), Inc. 6.500%, 05/15/19 •	299	237,555
Expro Finservices S.a.r.l. 5.750%, 09/02/21	309	230,148

		467,703

Retail — 1.0%
Academy Ltd 5.000%, 07/01/22 •	792	740,952
JC Penney Corp. 5.250%, 06/23/23 •	657	652,517

	Par (000)	Value†

Retail — (continued)
Neiman Marcus Group, Inc. 4.250%, 10/25/20	$298	$267,539

		1,661,008

Software — 0.7%
Cengage Learning, Inc. 5.250%, 06/07/23	250	246,875
SolarWinds, Inc. 6.500%, 02/03/23	375	372,187
Veritas US, Inc.
6.625%, 01/27/23	499	438,900
8.625%, 01/27/23 ^	275	234,094

		1,292,056

TOTAL LOAN AGREEMENTS‡ (Cost $15,477,288)		15,248,805

	Number of Shares	Value†
WARRANTS — 0.0%
Pacific Exploration and Production Corp.*^,~ (Cost $13,760)	4,300	13,760

SHORT-TERM INVESTMENTS — 3.8%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	2,504,040	2,504,040
T. Rowe Price Reserve Investment Fund	4,101,393	4,101,393

TOTAL SHORT-TERM INVESTMENTS (Cost $6,605,433)		6,605,433

TOTAL INVESTMENTS — 100.1% (Cost $174,583,222)		172,368,891

Other Assets & Liabilities — (0.1)%		(247,824)

TOTAL NET ASSETS — 100.0%		$172,121,067

†	See Security Valuation Note.
‡	Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at June 30, 2016. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

High Yield Bond Fund

*	Non-income producing security.
144A @	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
^	Illiquid security. The total market value of illiquid securities at June 30, 2016 is $1,243,619.
•	Variable Rate Security.
¤	Defaulted Security.
~	Fair valued security. The total market value of fair valued securities at June 30, 2016 is $245,666.

ADR — American Depository Receipt.

CONV — Convertible Security.

LLC — Limited Liability Company.

LP — Limited Partnership.

PIK — Payment in Kind Security.

PLC — Public Limited Company.

Country Weightings as of 06/30/2016††
United States	72%
Canada	7
Luxembourg	6
Netherlands	4
United Kingdom	3
France	1
Germany	1
Other	6

Total	100%

††%	of total investments as of June 30, 2016

Summary of inputs used to value the Fund’s investments as of 06/30/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$1,864,377	$1,827,449	$—	$36,928
REAL ESTATE INVESTMENT TRUSTS	284,611	284,611	—	—
PREFERRED STOCKS
Diversified Financial Services	43,618	—	43,618	—
Pharmaceuticals	280,930	280,930	—	—
Telecommunications	294,995	294,995	—	—
CORPORATE BONDS	147,296,047	—	147,144,687	151,360
LOAN AGREEMENTS	15,248,805	—	15,248,805	—
WARRANTS	13,760	—	—	13,760
SHORT-TERM INVESTMENTS	6,605,433	6,605,433	—	—
ASSET BACKED SECURITIES	436,315	—	436,315	—

TOTAL INVESTMENTS	$172,368,891	$9,293,418	$162,873,425	$202,048

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2015	$30,920
Purchases	165,120
Change in Appreciation/(Depreciation)	6,008

Balance as of 6/30/2016	$202,048

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Flexibly Managed Fund

	Par (000)	Value†
ASSET BACKED SECURITIES — 0.3%
Continental Airlines 2009-2 Class A, Pass Through Trust 7.250%, 05/10/21	$568	$648,653
Continental Airlines 2012-1 Class A, Pass Through Trust 4.150%, 10/11/25	1,884	1,987,282
Continental Airlines 2012-1 Class B, Pass Through Trust 6.250%, 10/11/21	324	344,324
DB Master Finance LLC 2015-1A A21 3.262%, 02/20/45 144A @	1,447	1,460,142
Taco Bell Funding LLC 2016-1A A21 3.832%, 05/25/46 144A @	3,605	3,648,981
Wendys Funding LLC 2015-1A A21 3.371%, 06/15/45 144A @	2,303	2,315,264
TOTAL ASSET BACKED SECURITIES (Cost $10,139,877)		10,404,646

	Number of Shares	Value†
COMMON STOCKS — 58.9%
Aerospace & Defense — 0.4%
The Boeing Co.	109,100	14,168,817

Agriculture — 2.1%
Altria Group, Inc.	291,300	20,088,048
Philip Morris International, Inc.	527,900	53,697,988

		73,786,036

Auto Parts & Equipment — 0.9%
Johnson Controls, Inc.	694,400	30,734,144

Banks — 2.5%
State Street Corp.	231,200	12,466,304
The Bank of New York Mellon Corp.	1,911,100	74,246,235

		86,712,539

Beverages — 1.0%
PepsiCo, Inc.	280,517	29,717,971
SABMiller PLC	92,008	5,365,853

		35,083,824

Biotechnology — 0.3%
Biogen, Inc.*	42,815	10,353,523

Chemicals — 0.6%
LyondellBasell Industries NV, Class A	283,173	21,073,735

Commercial Services — 1.0%
Capita PLC	1,133,748	14,609,001
Fleetcor Technologies, Inc.*	134,987	19,320,689

		33,929,690

Computers — 1.5%
Apple, Inc.	363,200	34,721,920
IHS, Inc., Class A*	149,936	17,334,101

		52,056,021

	Number of Shares	Value†

Diversified Financial Services — 2.6%
Affiliated Managers Group, Inc.*	137,628	$19,373,894
BlackRock, Inc.	68,700	23,531,811
Julius Baer Group Ltd.	257,879	10,379,196
Visa, Inc., Class A	502,400	37,263,008

		90,547,909

Electric — 1.6%
PG&E Corp.	847,900	54,197,768
Xcel Energy, Inc.	42,100	1,885,238

		56,083,006

Electrical Components & Equipment — 0.3%
AMETEK, Inc.	186,300	8,612,649

Electronics — 6.2%
PerkinElmer, Inc.	700,400	36,714,968
Sensata Technologies Holding NV*	403,850	14,090,327
Thermo Fisher Scientific, Inc.	699,700	103,387,672
Tyco International PLC	1,382,500	58,894,500

		213,087,467

Food — 1.4%
Compass Group PLC	231,572	4,405,770
Mondelez International, Inc., Class A	959,074	43,647,458

		48,053,228

Healthcare Products — 5.6%
Becton Dickinson & Co.	383,934	65,111,367
Danaher Corp.	1,252,270	126,479,270

		191,590,637

Healthcare Services — 3.4%
Aetna, Inc.	433,700	52,967,781
Humana, Inc.	90,123	16,211,325
UnitedHealth Group, Inc.	334,800	47,273,760

		116,452,866

Insurance — 6.8%
Marsh & McLennan Cos., Inc.	2,509,000	171,766,140
Willis Towers Watson PLC	512,279	63,681,402

		235,447,542

Internet — 2.7%
Alphabet, Inc., Class A*	11,800	8,301,654
Alphabet, Inc., Class C*	57,516	39,806,824
Amazon.com, Inc.*	64,100	45,871,242

		93,979,720

Lodging — 0.3%
Hilton Worldwide Holdings, Inc.	379,733	8,555,384

Machinery — Diversified — 0.9%
IDEX Corp.	106,500	8,743,650
Roper Technologies, Inc.	134,800	22,991,488

		31,735,138

Media — 2.2%
Comcast Corp., Class A	652,700	42,549,513

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Flexibly Managed Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Media — (continued)
Liberty Global PLC*	1,065,632	$30,530,357
Liberty Global PLC LiLAC*	67,217	2,183,895

		75,263,765

Miscellaneous Manufacturing — 1.0%
Pentair PLC	593,864	34,616,333

Oil & Gas — 0.6%
Canadian Natural Resources Ltd.	667,900	20,591,357

Pharmaceuticals — 4.9%
Abbott Laboratories	1,666,600	65,514,046
Allergan PLC*	30,200	6,978,918
Pfizer, Inc.	1,239,831	43,654,449
Zoetis, Inc.	1,071,386	50,847,980

		166,995,393

Retail — 3.2%
AutoZone, Inc.*	72,699	57,711,374
CVS Health Corp.	237,900	22,776,546
Lowe’s Cos., Inc.	329,400	26,078,598
O’Reilly Automotive, Inc.*	12,600	3,415,860

		109,982,378

Semiconductors — 0.3%
Texas Instruments, Inc.	138,200	8,658,230

Software — 3.9%
Fiserv, Inc.*	481,200	52,320,876
Microsoft Corp.	1,628,400	83,325,228

		135,646,104

Telecommunications — 0.7%
SBA Communications Corp., Class A*	212,898	22,980,210

TOTAL COMMON STOCKS (Cost $1,667,057,042)		2,026,777,645

	Par (000)	Value†
REAL ESTATE INVESTMENT TRUSTS — 1.8%
Commercial Services — 0.2%
Iron Mountain, Inc.144A @	$5,925,000	6,199,031

Diversified — 1.6%
American Tower Corp.	283,397	32,196,733
American Tower Corp.	180,218	20,242,086
American Tower Corp.	3,575,000	3,729,447

		56,168,266

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $53,665,280)		62,367,297

	Number of Shares	Value†
PREFERRED STOCKS — 1.2%
Banks — 0.5%
State Street Corp.	86,000	$2,399,400
State Street Corp.•	50,000	1,342,000
U.S. Bancorp, Series F•	71,000	2,186,800
U.S. Bancorp, Series G•	90,000	2,349,900
Wells Fargo & Co.	7,000	9,094,400

		17,372,500

Diversified Financial Services — 0.1%
The Charles Schwab Corp.	12,000	322,080
The Charles Schwab Corp.	150,000	4,092,000

		4,414,080

Electric — 0.6%
SCE Trust I	83,775	2,222,551
SCE Trust II	14,730	385,189
SCE Trust III•	161,355	4,679,295
SCE Trust IV•	340,000	9,475,800
SCE Trust V•	100,000	2,855,000

		19,617,835

TOTAL PREFERRED STOCKS (Cost $37,339,414)		41,404,415

	Par (000)	Value†
CORPORATE BONDS — 20.4%
Advertising — 0.0%
Lamar Media Corp. 5.875%, 02/01/22	$1,450	1,508,000

Aerospace & Defense — 0.1%
Harris Corp. 1.999%, 04/27/18	1,080	1,085,498
Moog, Inc. 5.250%, 12/01/22 144A @	650	658,125

		1,743,623

Airlines — 0.1%
Continental Airlines 2009-1 Pass Through Trust 9.000%, 07/08/16	651	650,941
Delta Air Lines 2009-1, Class A Pass Through Trust 7.750%, 06/17/21	380	428,179
Delta Air Lines 2011-1, Class A Pass Through Trust 5.300%, 10/15/20	399	426,755
US Airways 2010-1 Class A, Pass Through Trust 6.250%, 10/22/24	1,673	1,877,602
US Airways 2010-1 Class B, Pass Through Trust 8.500%, 10/22/18 ^	149	154,430
US Airways 2012-2 Class A, Pass Through Trust 4.625%, 12/03/26	235	254,864

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Flexibly Managed Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Airlines — (continued)
US Airways 2012-2 Class B Pass Through Trust 6.750%, 12/03/22 ^	$462	$494,298
US Airways 2013-1 Class A, Pass Through Trust 3.950%, 05/15/27	4	4,597
US Airways 2013-1 Class B, Pass Through Trust 5.375%, 05/15/23	5	4,647

		4,296,313

Apparel — 0.1%
Levi Strauss & Co. 6.875%, 05/01/22	3,900	4,138,875

Auto Manufacturers — 0.1%
Tesla Motors Inc. 1.250%, 03/01/21	2,393	1,966,747

Banks — 0.6%
JPMorgan Chase & Co. 5.300%, 12/29/49•	10,255	10,216,544
Regions Bank 7.500%, 05/15/18	75	82,252
State Street Corp. 5.250%, 12/29/49•	4,360	4,479,900
Synovus Financial Corp. 5.125%, 06/15/17	32	32,550
The Bank of New York Mellon Corp. 4.950%, 12/29/49•	5,800	5,821,750

		20,632,996

Beverages — 0.3%
Anheuser-Busch InBev Finance Inc. 1.900%, 02/01/19	2,995	3,045,855
1.897%, 02/01/21•	3,820	3,935,838
2.650%, 02/01/21	1,690	1,752,555
PepsiCo, Inc. 1.250%, 04/30/18	1,635	1,643,741

		10,377,989

Chemicals — 0.2%
Cytec Industries, Inc. 3.950%, 05/01/25	3,680	3,667,444
Ecolab Inc. 2.000%, 01/14/19	2,330	2,360,397

		6,027,841

Computers — 0.1%
IHS Inc. 5.000%, 11/01/22	3,925	4,052,562

Diversified Financial Services — 1.9%
American Honda Finance Corp. 0.950%, 05/05/17	2,200	2,199,399
Caterpillar Financial Services Corp. 1.250%, 11/06/17	1,645	1,651,169
2.250%, 12/01/19	1,155	1,189,150

	Par (000)	Value†
Diversified Financial Services — (continued)
Ford Motor Credit Co. LLC 4.250%, 02/03/17	$1,340	$1,361,413
1.270%, 03/27/17•	7,660	7,662,873
1.461%, 03/27/17	10,560	10,578,712
6.625%, 08/15/17	1,675	1,768,015
1.181%, 09/08/17•	4,325	4,311,670
1.250%, 12/06/17•	6,325	6,292,262
1.724%, 12/06/17	2,150	2,154,573
2.145%, 01/09/18	3,360	3,389,424
5.000%, 05/15/18	1,800	1,907,161
2.375%, 03/12/19	4,275	4,334,961
2.597%, 11/04/19	5,350	5,473,478
National Rural Utilities Cooperative Finance Corp. 0.950%, 04/24/17	1,050	1,050,113
Visa, Inc. 1.200%, 12/14/17	11,030	11,098,496

		66,422,869

Electric — 0.4%
Berkshire Hathaway Energy Co. 2.400%, 02/01/20	2,550	2,619,271
CMS Energy Corp. 6.550%, 07/17/17	895	942,294
8.750%, 06/15/19	415	499,410
Dominion Resources Inc., STEP 2.962%, 07/01/19	350	356,312
Otter Tail Corp. 9.000%, 12/15/16 ^	890	915,588
The Southern Co. 1.550%, 07/01/18	3,795	3,819,823
1.850%, 07/01/19	1,770	1,792,392
Virginia Electric & Power Co. 3.150%, 01/15/26	1,525	1,610,051

		12,555,141

Electronics — 0.0%
Amphenol Corp. 1.550%, 09/15/17	920	920,286
Fortive Corp. 1.800%, 06/15/19 144A @	345	347,213

		1,267,499

Engineering & Construction — 0.1%
SBA Communications Corp. 4.875%, 07/15/22	2,575	2,568,563

Entertainment — 0.5%
Cedar Fair LP 5.250%, 03/15/21	5,800	5,942,419
Six Flags Entertainment Corp. 5.250%, 01/15/21 144A @	9,395	9,688,594

		15,631,013

Food — 0.1%
B&G Foods, Inc. 4.625%, 06/01/21	1,525	1,525,000

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Flexibly Managed Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Food — (continued)
The Kroger Co. 2.000%, 01/15/19	$1,330	$1,351,646
TreeHouse Foods, Inc. 6.000%, 02/15/24 144A @	600	636,000

		3,512,646

Gas — 0.1%
Southern California Gas Co. 3.200%, 06/15/25	3,625	3,889,378

Healthcare Products — 0.4%
Becton Dickinson and Co. 1.800%, 12/15/17	3,590	3,619,348
2.675%, 12/15/19	2,175	2,237,057
Medtronic, Inc.
1.500%, 03/15/18	4,025	4,059,933
2.500%, 03/15/20	2,845	2,950,587
Teleflex, Inc. 4.875%, 06/01/26	900	909,000

		13,775,925

Healthcare Services — 1.5%
Centene Corp. 5.750%, 06/01/17	2,100	2,142,000
DaVita HealthCare Partners, Inc. 5.750%, 08/15/22	16,265	17,017,256
Fresenius Medical Care U.S. Finance II, Inc. 5.625%, 07/31/19 144A @	6,300	6,831,531
5.875%, 01/31/22 144A @	3,450	3,782,063
Fresenius Medical Care U.S. Finance, Inc. 5.750%, 02/15/21 144A @	725	804,750
HCA, Inc. 8.000%, 10/01/18	7,544	8,411,560
3.750%, 03/15/19	1,725	1,785,375
4.250%, 10/15/19	850	886,125
6.500%, 02/15/20	7,425	8,213,906
UnitedHealth Group, Inc. 1.400%, 12/15/17	1,545	1,553,307
Wellcare Health Plans, Inc. 5.750%, 11/15/20	1,800	1,860,750

		53,288,623

Household Products & Wares — 0.1%
Reynolds Group Issuer, Inc. 5.750%, 10/15/20	3,300	3,407,250

Insurance — 0.5%
HUB International Ltd. 9.250%, 02/15/21 144A @	2,200	2,299,000
7.875%, 10/01/21 144A @	11,201	10,752,960
Marsh & McLennan Cos., Inc. 2.350%, 03/06/20	1,205	1,229,443
3.300%, 03/14/23	525	548,071
Trinity Acquisition PLC 4.400%, 03/15/26	2,400	2,505,898

		17,335,372

	Par (000)	Value†

Internet — 0.1%
Amazon.com, Inc. 2.600%, 12/05/19	$4,155	$4,333,918

Lodging — 0.2%
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 5.625%, 10/15/21	5,749	5,950,215

Machinery — Diversified — 0.6%
Case New Holland Industrial, Inc. 7.875%, 12/01/17	341	366,575
CNH Industrial Capital LLC 6.250%, 11/01/16	7,400	7,492,500
3.250%, 02/01/17	4,775	4,803,650
3.625%, 04/15/18	5,700	5,700,000
3.875%, 07/16/18	425	427,125
Manitowoc Foodservice, Inc. 9.500%, 02/15/24 144A @	425	474,937
Xylem, Inc. 4.875%, 10/01/21	415	452,482

		19,717,269

Media — 1.0%
CCO Holdings LLC 6.625%, 01/31/22	8,200	8,651,000
Cequel Communications Holdings I LLC 6.375%, 09/15/20 144A @	3,550	3,609,640
Charter Communications Operating LLC/Charter Communications Operating Capital 3.579%, 07/23/20 144A @	2,225	2,326,113
DISH DBS Corp. 4.625%, 07/15/17	4,850	4,934,875
Sirius XM Radio, Inc. 5.875%, 10/01/20 144A @	425	438,281
5.750%, 08/01/21 144A @	2,800	2,908,500
Time Warner Cable Inc. 5.850%, 05/01/17	1,760	1,821,908
Unitymedia GmbH 6.125%, 01/15/25 144A @	6,225	6,380,003
Unitymedia Hessen GmbH & Co. KG 5.500%, 01/15/23 144A @	4,925	4,949,625

		36,019,945

Oil & Gas — 2.6%
Canadian Natural Resources Ltd. 1.750%, 01/15/18	1,000	991,247
Chevron Corp. 1.365%, 03/02/18	4,400	4,424,165
Concho Resources, Inc. 7.000%, 01/15/21	14,490	14,888,475
6.500%, 01/15/22	6,975	7,140,656
5.500%, 10/01/22	4,150	4,170,750
5.500%, 04/01/23	13,400	13,433,500
Diamondback Energy, Inc. 7.625%, 10/01/21	4,500	4,753,125

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Flexibly Managed Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Oil & Gas — (continued)
EQT Corp. 6.500%, 04/01/18	$1,620	$1,687,910
8.125%, 06/01/19	1,754	1,932,370
4.875%, 11/15/21	8,005	8,511,893
Matador Resources Co. 6.875%, 04/15/23	3,300	3,366,000
Range Resources Corp. 5.750%, 06/01/21	5,712	5,583,480
5.000%, 08/15/22	4,200	3,958,500
5.000%, 03/15/23	6,175	5,789,062
4.875%, 05/15/25	4,100	3,905,250
Shell International Finance BV 1.080%, 05/11/20•	6,720	6,631,807

		91,168,190

Packaging and Containers — 0.1%
Beverage Packaging Holdings Luxembourg II SA 5.625%, 12/15/16 144A @	2,275	2,280,688
Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 6.875%, 02/15/21	1,050	1,081,500

		3,362,188

Pharmaceuticals — 0.4%
Eli Lilly & Co. 1.250%, 03/01/18	2,200	2,216,524
Johnson & Johnson 1.125%, 11/21/17	1,360	1,367,339
Pfizer, Inc. 1.200%, 06/01/18	8,525	8,564,496

		12,148,359

Pipelines — 1.2%
MPLX LP
5.500%, 02/15/23 144A @	10,260	10,424,129
4.500%, 07/15/23 144A @	15,500	15,023,080
4.875%, 12/01/24 144A @	1,600	1,558,658
ONEOK Partners LP 2.000%, 10/01/17	830	828,854
Targa Resources Partners LP
4.125%, 11/15/19	1,325	1,311,750
6.875%, 02/01/21	5,100	5,189,250
5.250%, 05/01/23	2,775	2,622,375
4.250%, 11/15/23	3,325	2,984,188

		39,942,284

Real Estate — 0.1%
CBRE Services, Inc. 5.000%, 03/15/23	900	931,749
Iron Mountain, Inc. 4.375%, 06/01/21 144A @	1,300	1,309,750

		2,241,499

	Par (000)	Value†

Retail — 1.8%
AmeriGas Finance LLC 7.000%, 05/20/22	$6,030	$6,365,389
Autozone, Inc. 1.625%, 04/21/19	365	366,897
AutoZone, Inc. 2.500%, 04/15/21	1,915	1,950,157
L Brands, Inc.
6.900%, 07/15/17	5,200	5,514,600
8.500%, 06/15/19	4,454	5,166,640
7.000%, 05/01/20	1,726	1,950,380
6.625%, 04/01/21	8,221	9,248,625
McDonald’s Corp. 2.100%, 12/07/18	505	516,803
Rite Aid Corp.
9.250%, 03/15/20	11,490	12,124,018
6.750%, 06/15/21	7,950	8,367,375
Suburban Propane Partners LP 7.375%, 08/01/21	1,890	1,966,791
Walgreens Boots Alliance, Inc. 1.750%, 05/30/18	2,545	2,564,882
Yum! Brans, Inc.
3.875%, 11/01/20	2,625	2,667,656
3.750%, 11/01/21	5,050	4,949,000

		63,719,213

Semiconductors — 0.8%
NXP BV 5.750%, 02/15/21 144A @	5,075	5,265,313
NXP BV/NXP Funding LLC
3.500%, 09/15/16 144A @	60	60,062
3.750%, 06/01/18 144A @	20,760	21,175,200

		26,500,575

Software — 0.3%
Fiserv, Inc. 2.700%, 06/01/20	5,175	5,357,579
IMS Health, Inc. 6.000%, 11/01/20 144A @	875	890,313
SS&C Technologies Holdings, Inc. 5.875%, 07/15/23	3,600	3,681,000

		9,928,892

Telecommunications — 4.0%
Crown Castle International Corp.
4.875%, 04/15/22	7,850	8,620,870
5.250%, 01/15/23	13,865	15,557,362
SBA Communications Corp. 5.625%, 10/01/19	5,800	5,988,500
SBA Telecommunications, Inc. 5.750%, 07/15/20	12,800	13,184,000
T-Mobile USA Inc. 5.250%, 09/01/18	825	841,500
T-Mobile USA, Inc.
6.542%, 04/28/20	13,000	13,406,250
6.625%, 11/15/20	5,475	5,646,094

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Flexibly Managed Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Telecommunications — (continued)
Telesat Canada 6.000%, 05/15/17 144A @	$7,870	$7,855,244
UPC Holding BV 6.375%, 09/15/22 144A @	4,975	5,837,109
UPCB Finance V Ltd. 7.250%, 11/15/21 144A @	17,285	18,019,091
UPCB Finance VI Ltd. 6.875%, 01/15/22 144A @	25,923	26,959,608
Virgin Media Finance PLC 6.000%, 10/15/24 144A @	325	318,906
Virgin Media Secured Finance PLC
5.375%, 04/15/21 144A @	11,093	11,286,619
6.000%, 04/15/21 144A @	1,215	1,661,957
5.250%, 01/15/26 144A @	3,450	3,337,875

		138,520,985

TOTAL CORPORATE BONDS (Cost $695,177,431)		701,952,757

LOAN AGREEMENTS — 3.7%‡
Beverages — 0.3%
De Master Blenders 4.250%, 07/02/22	1,011	1,122,648
4.250%, 07/02/22	7,549	7,563,298

		8,685,946

Commercial Services — 0.3%
Kronos, Inc. 4.500%, 10/30/19•	5,359	5,340,601
9.750%, 04/30/20	6,122	6,147,571

		11,488,172

Diversified Financial Services — 0.2%
Hilton Worldwide Finance LLC 3.500%, 10/25/20•	4,841	4,841,447

Electric — 0.0%
Texas Competitive Electric Holdings Co. LLC 3.750%, 11/07/16•	1,016	1,012,032

Entertainment — 0.0%
Kasima LLC 3.250%, 05/17/21•	450	448,919

Food — 0.2%
Pinnacle Foods Finance LLC• 3.250%, 04/29/20	3,744	3,735,289
3.250%, 04/29/20	4,246	4,243,026

		7,978,315

Healthcare Services — 0.3%
Davita Healthcare Partners, Inc. 3.500%, 06/24/21•	9,387	9,399,129

Holding Companies — 0.5%
Intelsat Jackson Holdings 3.750%, 06/30/19	20,221	18,386,258

	Par (000)	Value†

Insurance — 0.5%
HUB International Ltd. 4.000%, 10/02/20•	$17,761	$17,420,577

Machinery - Diversified — 0.2%
Manitowoc Foodservice, Inc. 5.750%, 03/03/23	5,773	5,805,579

Media — 0.1%
Charter Communications Operating LLC• 3.000%, 07/01/20	3,061	3,036,393
3.000%, 01/03/21	1,439	1,429,246

		4,465,639

Retail — 0.3%
Yum! Brands, Inc. 3.192%, 06/16/23	10,975	10,975,000

Semiconductors — 0.1%
NXP BV 3.750%, 12/07/20	1,853	1,855,189

Telecommunications — 0.7%
Telesat Canada• 3.000%, 03/28/17 ^	557	428,341
3.500%, 03/28/19	5,350	5,314,478
4.250%, 03/28/19 ^	3,628	2,784,553
UPC Financing Partnership 3.250%, 06/30/21•	16,075	15,666,373

		24,193,745

TOTAL LOAN AGREEMENTS (Cost $129,876,995)		126,955,947

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 12.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	21,972,509	21,972,509
T. Rowe Price Reserve Investment Fund	399,016,499	399,016,499

TOTAL SHORT-TERM INVESTMENTS (Cost $420,989,008)		420,989,008

TOTAL INVESTMENTS — 98.6% (Cost $3,014,245,047)		3,390,851,715

Other Assets & Liabilities — 1.4%		48,737,091

TOTAL NET ASSETS — 100.0%		$3,439,588,806

	Number of Contracts	Value†
WRITTEN OPTIONS
Call Options
Allergan PLC, $270.00, 01/20/2017	(302)	(217,440)
Alphabet, Inc., $795.00, 01/20/2017	(117)	(139,230)
Alphabet, Inc., $800.00, 01/20/2017	(47)	(55,225)
Alphabet, Inc., $800.00, 01/20/2017	(31)	(48,980)

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Flexibly Managed Fund

	Number of Contracts	Value†
WRITTEN OPTIONS — (continued)
Call Options — (continued)
Alphabet, Inc., $820.00, 01/20/2017	(47)	$(33,840)
Alphabet, Inc., $840.00, 01/20/2017	(47)	(23,030)
Alphabet, Inc., $900.00, 01/20/2017	(87)	(27,840)
Altria Group, Inc., $65.00, 01/20/2017	(1,456)	(792,064)
Altria Group, Inc., $67.50, 01/20/2017	(1,457)	(575,515)
American Tower Corp., $105.00, 01/20/2017	(170)	(187,000)
American Tower Corp., $110.00, 01/20/2017	(331)	(264,800)
American Tower Corp., $115.00, 01/20/2017	(484)	(242,000)
Apple, Inc., $105.00, 01/20/2017	(704)	(198,528)
Apple, Inc., $110.00, 01/20/2017	(704)	(124,608)
Apple, Inc., $115.00, 01/20/2017	(2,070)	(221,490)
AutoZone, Inc., $840.00, 01/20/2017	(45)	(107,550)
Comcast Corp., $62.50, 01/20/2017	(2,713)	(1,410,760)
Comcast Corp., $65.00, 01/20/2017	(3,814)	(1,395,924)
CVS Health Corp., $100.00, 01/20/17	(386)	(110,396)
CVS Health Corp., $105.00, 01/20/17	(564)	(73,320)
CVS Health Corp., $110.00, 01/20/17	(967)	(45,449)
CVS Health Corp., $115.00, 01/20/2017	(436)	(7,412)
Danaher Corp., $100.00, 01/20/2017	(405)	(234,900)
Danaher Corp., $105.00, 01/20/2017	(1,119)	(352,485)
Danaher Corp., $110.00, 01/20/2017	(713)	(106,950)
Danaher Corp., $115.00, 01/20/2017	(289)	(15,895)
Danaher Corp., $92.00, 01/20/2017	(895)	(796,550)
Danaher Corp., $92.50, 01/20/2017	(895)	(975,550)
Duke Energy Corp., $70.00 01/20/2017	192	297,600
Duke Energy Corp., $70.00, 01/20/2017	(192)	(297,600)
Lowe’s Cos, Inc., $87.50, 01/20/2017	(426)	(62,622)
Lowe’s Cos, Inc., $90.00, 01/20/2017	(863)	(80,259)
Lowe’s Cos., Inc., $80.00, 01/20/2017	(234)	(101,790)
Lowe’s Cos., Inc., $82.00, 01/20/2017	(1,117)	(258,027)
Lowe’s Cos., Inc., $82.50, 01/20/2017	(234)	(80,730)
LyondellBasell Industries NV, $87.50, 01/20/2017	(981)	(137,340)
LyondellBasell Industries NV, $90.00, 01/20/2017	(622)	(68,420)
LyondellBasell Industries NV, $92.50, 01/20/2017	(623)	(46,725)
Microsoft Corp., $57.50, 01/20/2017	(2,891)	(291,991)
Microsoft Corp., $62.50, 01/20/2017	(3,068)	(95,108)
Microsoft Corp., $65.00, 01/20/2017	(4,567)	(73,072)
PepsiCo, Inc., $100.00, 01/20/2017	(388)	(291,000)
PepsiCo, Inc., $105.00, 01/20/2017	(842)	(391,530)
PepsiCo, Inc., $110.00, 01/20/2017	(1,348)	(296,560)
Pfizer, Inc., $35.00, 01/20/2017	(4,211)	(728,503)
Pfizer, Inc., $36.00, 01/20/2017	(2,124)	(261,252)
Pfizer, Inc., $37.00, 01/20/2017	(639)	(54,315)
Philip Morris International, Inc., $92.50, 01/20/2017	(701)	(655,435)
Philip Morris International, Inc., $95.00, 01/20/2017	(1,300)	(1,098,500)
Philip Morris International, Inc., $97.50, 01/20/2017	(1,300)	(884,000)
Texas Instruments, Inc., $55.00, 01/20/2017	(598)	(529,230)
Texas Instruments, Inc., $60.00, 01/20/2017	(598)	(322,920)

	Number of Contracts	Value†

Call Options — (continued)
The Bank of New York Mellon Corp., $45.00, 01/20/2017	(2,763)	$(174,069)
The Bank of New York Mellon Corp., $47.00, 01/20/2017	(1,901)	(58,931)
The Boeing Co., $160.00, 01/20/2017	(270)	(14,850)
The Boeing Co., $165.00, 01/20/2017	(269)	(7,801)
The Boeing Co., $170.00, 01/20/2017	(269)	(4,573)
Thermo Fisher Scientific, Inc., $155.00, 01/20/2017	(118)	(66,080)
Thermo Fisher Scientific, Inc., $160.00, 01/20/2017	(202)	(76,760)
Thermo Fisher Scientific, Inc., $165.00, 01/20/2017	(548)	(134,260)
Thermo Fisher Scientific, Inc., $170.00, 01/20/2017	(881)	(132,150)
UnitedHealth Group, Inc., $140.00, 01/20/2017	(891)	(819,720)
UnitedHealth Group, Inc., $145.00, 01/20/2017	(745)	(510,325)
Visa, Inc., $85.00, 01/20/2017	(576)	(77,760)
Visa, Inc., $87.50, 01/20/2017	(1,651)	(156,845)
Visa, Inc., $90.00, 01/20/2017	(576)	(35,712)
Zoetis, Inc., $55.00, 01/20/2017	(693)	(58,905)

TOTAL WRITTEN OPTIONS (Premiums $(14,646,929))		(17,922,801)

†	See Security Valuation Note.
*	Non-income producing security.
144A @	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable Rate Security.
^	Illiquid security. The total market value of illiquid securities at June 30, 2016 is $4,777,210.
‡	Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at June 30, 2016. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Flexibly Managed Fund

LLC — Limited Liability Company.

LP — Limited Partnership.

PLC — Public Limited Company.

STEP — Step Coupon Bond.

Country Weightings as of 06/30/2016††
United States	91%
United Kingdom	5
Netherlands	2
Canada	1
Cayman Islands	1

Total	100%

††%	of total investments as of June 30, 2016

Summary of inputs used to value the Fund’s investments as of 06/30/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Aerospace & Defense	$14,168,817	$14,168,817	$—	$—
Agriculture	73,786,036	73,786,036	—	—
Auto Parts & Equipment	30,734,144	30,734,144	—	—
Banks	86,712,539	86,712,539	—	—
Beverages	35,083,824	29,717,971	5,365,853	—
Biotechnology	10,353,523	10,353,523	—	—
Chemicals	21,073,735	21,073,735	—	—
Commercial Services	33,929,690	19,320,689	14,609,001	—
Computers	52,056,021	52,056,021	—	—
Diversified Financial Services	90,547,909	90,547,909	—	—
Electric	56,083,006	56,083,006	—	—
Electrical Components & Equipment	8,612,649	8,612,649	—	—
Electronics	213,087,467	213,087,467	—	—
Food	48,053,228	43,647,458	4,405,770	—
Healthcare Products	191,590,637	191,590,637	—	—
Healthcare Services	116,452,866	116,452,866	—	—
Insurance	235,447,542	235,447,542	—	—
Internet	93,979,720	93,979,720	—	—
Lodging	8,555,384	8,555,384	—	—
Machinery — Diversified	31,735,138	31,735,138	—	—
Media	75,263,765	75,263,765	—	—
Miscellaneous Manufacturing	34,616,333	34,616,333	—	—
Oil & Gas	20,591,357	20,591,357	—	—
Pharmaceuticals	166,995,393	166,995,393	—	—
Retail	109,982,378	109,982,378	—	—
Semiconductors	8,658,230	8,658,230	—	—
Software	135,646,104	135,646,104	—	—
Telecommunications	22,980,210	22,980,210	—	—
REAL ESTATE INVESTMENT TRUSTS	62,367,297	52,438,819	9,928,478	—
TOTAL PREFERRED STOCKS	41,404,415	41,404,415	—	—
ASSET BACKED SECURITIES	10,404,646	—	10,404,646	—
CORPORATE BONDS	701,952,757	—	701,952,757	—
LOAN AGREEMENTS	126,955,947	—	126,955,947	—

ASSETS TABLE
Description	Total Market Value at 06/30/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
SHORT-TERM INVESTMENTS	420,989,008	420,989,008	—	—

TOTAL INVESTMENTS	$3,390,851,715	$2,517,229,263	$873,622,452	$—

LIABILITIES TABLE
Description	Total Market Value at 06/30/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
WRITTEN OPTIONS	$(17,922,801)	$—	$(17,922,801)	$—

TOTAL LIABILITIES	$(17,922,801)	$—	$(17,922,801)	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any significant transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Balanced Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 59.8%
Penn Series Index 500 Fund* (Cost $20,550,405)	2,729,267	$45,633,342

AFFILIATED FIXED INCOME FUNDS — 39.8%
Penn Series Quality Bond Fund* (Cost $24,260,089)	2,146,946	30,422,228

SHORT-TERM INVESTMENTS — 0.6%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $444,724)	444,724	444,724

TOTAL INVESTMENTS — 100.2% (Cost $45,255,218)		76,500,294

Other Assets & Liabilities — (0.2)%		(170,982)

TOTAL NET ASSETS — 100.0%		$76,329,312

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 06/30/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$45,633,342	$45,633,342	$—	$—
AFFILIATED FIXED INCOME FUNDS	30,422,228	30,422,228	—	—
SHORT-TERM INVESTMENTS	444,724	444,724	—	—

TOTAL INVESTMENTS	76,500,294	76,500,294	—	—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Large Growth Stock Fund

	Number of Shares	Value†
COMMON STOCKS — 92.9%
Aerospace & Defense — 1.2%
The Boeing Co.	24,000	$3,116,880

Agriculture — 1.4%
Philip Morris International, Inc.	34,700	3,529,684

Airlines — 1.8%
American Airlines Group, Inc.	121,600	3,442,496
Delta Air Lines, Inc.	11,914	434,027
United Continental Holdings, Inc.*	15,598	640,142

		4,516,665

Apparel — 0.8%
Hanesbrands, Inc.	85,000	2,136,050

Auto Manufacturers — 1.8%
Ferrari NV	28,960	1,185,333
Tesla Motors, Inc.*	16,052	3,407,518

		4,592,851

Auto Parts & Equipment — 2.1%
BorgWarner, Inc.	34,700	1,024,344
Delphi Automotive PLC	20,400	1,277,040
Mobileye NV*	64,100	2,957,574

		5,258,958

Banks — 1.8%
Morgan Stanley	128,600	3,341,028
State Street Corp.	25,300	1,364,176

		4,705,204

Biotechnology — 4.2%
Alexion Pharmaceuticals, Inc.*	21,172	2,472,043
Biogen, Inc.*	7,900	1,910,378
BioMarin Pharmaceutical, Inc.*	5,500	427,900
Celgene Corp.*	18,200	1,795,066
Gilead Sciences, Inc.	6,300	525,546
Illumina, Inc.*	6,900	968,622
Incyte Corp.*	6,700	535,866
Vertex Pharmaceuticals, Inc.*	24,400	2,098,888

		10,734,309

Building Materials — 0.4%
Martin Marietta Materials, Inc.	5,100	979,200

Chemicals — 0.7%
Ashland, Inc.	16,300	1,870,751

Commercial Services — 0.7%
PayPal Holdings, Inc.*	52,300	1,909,473

Computers — 3.1%
Apple, Inc.	76,000	7,265,600
IHS, Inc., Class A*	6,900	797,709

		8,063,309

Diversified Financial Services — 7.1%
BlackRock, Inc.	1,900	650,807
Intercontinental Exchange, Inc.	11,200	2,866,752
MasterCard, Inc., Class A	68,800	6,058,528
TD Ameritrade Holding Corp.	60,280	1,716,473

	Number of Shares	Value†

Diversified Financial Services — (continued)
Visa, Inc., Class A	91,900	$6,816,223

		18,108,783

Food — 0.7%
Mondelez International, Inc., Class A	39,500	1,797,645

Healthcare Products — 5.3%
Danaher Corp.	68,700	6,938,700
Intuitive Surgical, Inc.*	6,450	4,266,095
Stryker Corp.	20,100	2,408,583

		13,613,378

Healthcare Services — 5.6%
Aetna, Inc.	23,823	2,909,503
Anthem, Inc.	21,700	2,850,078
Cigna Corp.	14,900	1,907,051
Humana, Inc.	16,740	3,011,191
UnitedHealth Group, Inc.	26,000	3,671,200

		14,349,023

Internet — 26.5%
Alphabet, Inc., Class A*	12,200	8,583,066
Alphabet, Inc., Class C*	10,740	7,433,154
Amazon.com, Inc.*	29,800	21,325,476
Ctrip.com International Ltd. ADR*	9,600	395,520
Facebook, Inc., Class A*	96,200	10,993,736
Netflix, Inc.*	32,800	3,000,544
Tencent Holdings Ltd.	159,900	3,668,054
The Priceline Group, Inc.*	8,250	10,299,382
VeriSign, Inc.*	25,800	2,230,668

		67,929,600

Leisure Time — 0.4%
Royal Caribbean Cruises Ltd.	15,900	1,067,685

Lodging — 2.9%
Hilton Worldwide Holdings, Inc.	65,200	1,468,956
Las Vegas Sands Corp.	25,500	1,108,995
Marriott International, Inc., Class A	28,800	1,914,048
MGM Resorts International*	132,390	2,995,986

		7,487,985

Machinery — Diversified — 1.5%
Flowserve Corp.	10,975	495,741
Roper Technologies, Inc.	11,700	1,995,552
Wabtec Corp.	17,922	1,258,662

		3,749,955

Media — 0.2%
The Walt Disney Co.	4,700	459,754

Miscellaneous Manufacturing — 0.2%
Illinois Tool Works, Inc.	3,700	385,392

Pharmaceuticals — 5.8%
Allergan PLC*	20,113	4,647,913
Bristol-Myers Squibb Co.	89,300	6,568,015
McKesson Corp.	13,100	2,445,115

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Large Growth Stock Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Pharmaceuticals — (continued)
Zoetis, Inc.	27,000	$1,281,420

		14,942,463

Retail — 6.5%
AutoZone, Inc.*	3,522	2,795,904
Costco Wholesale Corp.	6,600	1,036,464
Lowe’s Cos., Inc.	43,700	3,459,729
Ross Stores, Inc.	33,800	1,916,122
Starbucks Corp.	35,800	2,044,896
Tractor Supply Co.	28,300	2,580,394
Walgreens Boots Alliance, Inc.	35,400	2,947,758

		16,781,267

Semiconductors — 2.0%
ASML Holding N.V.	21,800	2,162,778
NXP Semiconductors N.V.*	39,500	3,094,430

		5,257,208

Software — 6.6%
Fiserv, Inc.*	16,800	1,826,664
Microsoft Corp.	154,200	7,890,414
NetSuite, Inc.*	17,400	1,266,720
Salesforce.com, Inc.*	50,400	4,002,264
ServiceNow, Inc.*	29,300	1,945,520

		16,931,582

Telecommunications — 0.8%
Palo Alto Networks, Inc.*	4,900	600,936
T-Mobile US, Inc.*	31,300	1,354,351

		1,955,287

Transportation — 0.8%
FedEx Corp.	10,500	1,593,690
Kansas City Southern	4,100	369,369

		1,963,059

TOTAL COMMON STOCKS (Cost $189,806,837)		238,193,400

PREFERRED STOCKS — 1.7%
Internet — 0.9%
Dropbox. Inc., Class A*^,~	24,940	197,275
Flipkart Ltd., Ordinary Shares*^,~	566	54,500
Flipkart Ltd., Series A^,~	196	18,873
Flipkart Ltd., Series C*^,~	341	32,835
Flipkart Ltd., Series E*^,~	636	61,240
Flipkart Ltd., Series G*^,~	2,888	278,086
Flipkart Ltd., Series H*^,~	2,579	248,332
Livingsocial, Inc., Series F, CONV*^,~	15,066	0
Snapchat Inc. Series F CONV*^,~	12,884	395,797
Uber Technologies, Inc., Series G, CONV*^,~	12,545	611,847
Xiaoju Kuaizhi, Inc (didi), CONV*^,~	11,920	455,667

		2,354,452

Lodging — 0.5%
Airbnb, Inc., Series D*^,~	9,999	875,000
Airbnb, Inc., Series E, CONV*^,~	3,694	323,257

		1,198,257

	Number of Shares	Value†

Real Estate — 0.1%
WeWork Companies, Inc., Class A*^,~	923	$34,746
WeWork Companies, Inc., Series E*^,~	8,297	312,334

		347,080

Software — 0.2%
Magic Leap Inc., Series C, CONV*^,~	15,808	364,106

TOTAL PREFERRED STOCKS (Cost $4,256,083)		4,263,895

REAL ESTATE INVESTMENT TRUSTS — 3.3%
Diversified — 3.3%
American Tower Corp.	43,800	4,976,118
Crown Castle International Corp.	26,100	2,647,323
Equinix, Inc.	2,200	853,006

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $5,437,129)		8,476,447

SHORT-TERM INVESTMENTS — 1.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	1,017,203	1,017,203
T. Rowe Price Reserve Investment Fund	2,393,762	2,393,762

TOTAL SHORT-TERM INVESTMENTS (Cost $3,410,965)		3,410,965

TOTAL INVESTMENTS — 99.2% (Cost $202,911,014)		$254,344,707

Other Assets & Liabilities — 0.8%		2,127,954

TOTAL NET ASSETS — 100.0%		$256,472,661

^	Illiquid security. The total market value of illiquid securities at June 30, 2016 is $4,263,895.
†	See Security Valuation Note.
*	Non-income producing security.
~	Fair valued security. The total market value of fair valued securities at June 30, 2016 is $4,263,895.

ADR — American Depository Receipt.

CONV — Convertible Security.

PLC — Public Limited Company.

Country Weightings as of 06/30/2016 ††
United States	94%
China	2
Netherlands	2
Israel	1
United Kingdom	1

Total	100%

††% of total investments as of June 30, 2016

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Large Growth Stock Fund

Summary of inputs used to value the Fund’s investments as of 06/30/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Aerospace & Defense	$3,116,880	$3,116,880	$—	$—
Agriculture	3,529,684	3,529,684	—	—
Airlines	4,516,665	4,516,665	—	—
Apparel	2,136,050	2,136,050	—	—
Auto Manufacturers	4,592,851	4,592,851	—	—
Auto Parts & Equipment	5,258,958	5,258,958	—	—
Banks	4,705,204	4,705,204	—	—
Biotechnology	10,734,309	10,734,309	—	—
Building Materials	979,200	979,200	—	—
Chemicals	1,870,751	1,870,751	—	—
Commercial Services	1,909,473	1,909,473	—	—
Computers	8,063,309	8,063,309	—	—
Diversified Financial Services	18,108,783	18,108,783	—	—
Food	1,797,645	1,797,645	—	—
Healthcare Products	13,613,378	13,613,378	—	—
Healthcare Services	14,349,023	14,349,023	—	—
Internet	67,929,600	64,261,546	3,668,054	—
Leisure Time	1,067,685	1,067,685	—	—
Lodging	7,487,985	7,487,985	—	—
Machinery — Diversified	3,749,955	3,749,955	—	—
Media	459,754	459,754	—	—
Miscellaneous Manufacturing	385,392	385,392	—	—
Pharmaceuticals	14,942,463	14,942,463	—	—
Retail	16,781,267	16,781,267	—	—
Semiconductors	5,257,208	5,257,208	—	—
Software	16,931,582	16,931,582	—	—
Telecommunications	1,955,287	1,955,287	—	—
Transportation	1,963,059	1,963,059	—	—
REAL ESTATE INVESTMENT TRUSTS
Diversified	8,476,447	8,476,447	—	—
PREFERRED STOCKS	4,263,895	—	—	4,263,895
SHORT-TERM INVESTMENTS	3,410,965	3,410,965	—	—

TOTAL INVESTMENTS	$254,344,707	$246,412,758	$3,668,054	$4,263,895

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2015	$3,814,644
Purchases	759,903
Change in Appreciation/(Depreciation)	(310,652)

Balance as of 6/30/2016	$4,263,895

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Large Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 98.2%
Advertising — 0.4%
Omnicom Group, Inc.	2,076	$169,173

Aerospace & Defense — 2.1%
United Technologies Corp.	8,749	897,210

Apparel — 6.0%
Burberry Group PLC	19,518	303,612
LVMH Moet Hennessy Louis Vuitton S.E.	4,280	645,148
NIKE, Inc., Class B	21,046	1,161,739
VF Corp.	7,632	469,292

		2,579,791

Beverages — 2.2%
AMBEV S.A. ADR	46,117	272,551
PepsiCo, Inc.	2,264	239,848
Pernod Ricard S.A.	3,741	414,192

		926,591

Chemicals — 9.2%
Ecolab, Inc.	8,045	954,137
LyondellBasell Industries NV, Class A	1,911	142,217
Monsanto Co.	10,047	1,038,960
PPG Industries, Inc.	6,149	640,419
Praxair, Inc.	3,175	356,838
The Sherwin-Williams Co.	2,848	836,372

		3,968,943

Commercial Services — 2.9%
Equifax, Inc.	5,027	645,467
Moody’s Corp.	6,527	611,645

		1,257,112

Computers — 9.8%
Accenture PLC, Class A	19,363	2,193,634
Apple, Inc.	8,486	811,262
Cognizant Technology Solutions Corp., Class A*	17,320	991,397
EMC Corp.	7,430	201,873

		4,198,166

Cosmetics & Personal Care — 3.9%
Colgate-Palmolive Co.	17,565	1,285,758
L’Oreal S.A.	1,983	379,654

		1,665,412

Distribution & Wholesale — 2.1%
Fastenal Co.	7,501	332,969
W.W. Grainger, Inc.	2,456	558,126

		891,095

Diversified Financial Services — 6.7%
CME Group, Inc.	2,233	217,494
MasterCard, Inc., Class A	6,269	552,048
The Blackstone Group LP	10,987	269,621
The Charles Schwab Corp.	16,142	408,554
Visa, Inc., Class A	19,604	1,454,029

		2,901,746

	Number of Shares	Value†

Electronics — 7.6%
Amphenol Corp., Class A	9,923	$568,885
Mettler-Toledo International, Inc.*	2,013	734,584
Thermo Fisher Scientific, Inc.	9,622	1,421,747
Waters Corp.*	3,749	527,297

		3,252,513

Food — 1.4%
Danone S.A.	8,760	613,051

Healthcare Products — 6.4%
Danaher Corp.	10,722	1,082,922
DENTSPLY SIRONA, Inc.	6,986	433,411
St. Jude Medical, Inc.	1,716	133,848
The Cooper Cos., Inc.	3,619	620,912
Zimmer Biomet Holdings, Inc.	4,161	500,901

		2,771,994

Household Products & Wares — 0.8%
Church & Dwight Co., Inc.	3,512	361,350

Insurance — 0.5%
Aon PLC	2,092	228,509

Internet — 5.4%
Alphabet, Inc., Class A	3,321	2,336,423

Media — 2.7%
The Walt Disney Co.	2,029	198,477
Time Warner, Inc.	2,815	207,015
Twenty-First Century Fox, Inc., Class A	28,392	768,004

		1,173,496

Miscellaneous Manufacturing — 0.8%
Colfax Corp.*	12,681	335,539

Oil & Gas Services — 0.6%
Schlumberger Ltd.	3,024	239,138

Pharmaceuticals — 11.2%
Abbott Laboratories	27,174	1,068,210
Eli Lilly & Co.	8,487	668,351
Express Scripts Holding Co.*	7,454	565,013
Mead Johnson Nutrition Co.	10,519	954,599
Roche Holding AG	2,593	684,241
Zoetis, Inc.	18,844	894,336

		4,834,750

Retail — 6.0%
AutoZone, Inc.*	1,250	992,300
CVS Health Corp.	8,118	777,217
The TJX Cos., Inc.	10,722	828,060

		2,597,577

Semiconductors — 3.8%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	21,822	572,391
Texas Instruments, Inc.	16,773	1,050,829

		1,623,220

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Large Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — 4.1%
Fidelity National Information Services, Inc.	11,345	$835,900
Fiserv, Inc.*	5,144	559,307
Oracle Corp.	9,185	375,942

		1,771,149

Transportation — 1.6%
Union Pacific Corp.	8,008	698,698

TOTAL COMMON STOCKS (Cost $36,686,603)		42,292,646

SHORT-TERM INVESTMENTS — 0.3%
Money Market — 0.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $132,387)	132,387	132,387

TOTAL INVESTMENTS — 98.5% (Cost $36,818,990)		42,425,033

Other Assets & Liabilities — 1.5%		653,527

TOTAL NET ASSETS — 100.0%		$43,078,560

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

LP — Limited Partnership.

PLC — Public Limited Company.

Country Weightings as of 06/30/2016 ††
United States	85%
France	5
Ireland	5
Switzerland	2
Brazil	1
Taiwan	1
United Kingdom	1

Total	100%

††%	of total investments as of June 30, 2016

Summary of inputs used to value the Fund’s investments as of 06/30/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Advertising	$169,173	$169,173	$—	$—
Aerospace & Defense	897,210	897,210	—	—
Apparel	2,579,791	1,631,031	948,760	—
Beverages	926,591	512,399	414,192	—
Chemicals	3,968,943	3,968,943	—	—
Commercial Services	1,257,112	1,257,112	—	—
Computers	4,198,166	4,198,166	—	—
Cosmetics & Personal Care	1,665,412	1,285,758	379,654	—
Distribution & Wholesale	891,095	891,095	—	—
Diversified Financial Services	2,901,746	2,901,746	—	—
Electronics	3,252,513	3,252,513	—	—
Food	613,051	—	613,051	—
Healthcare Products	2,771,994	2,771,994	—	—
Household Products & Wares	361,350	361,350	—	—
Insurance	228,509	228,509	—	—
Internet	2,336,423	2,336,423	—	—
Media	1,173,496	1,173,496	—	—
Miscellaneous Manufacturing	335,539	335,539	—	—
Oil & Gas Services	239,138	239,138	—	—
Pharmaceuticals	4,834,750	4,150,509	684,241	—
Retail	2,597,577	2,597,577	—	—
Semiconductors	1,623,220	1,623,220	—	—
Software	1,771,149	1,771,149	—	—
Transportation	698,698	698,698	—	—
SHORT-TERM INVESTMENTS	132,387	132,387	—	—

TOTAL INVESTMENTS	$42,425,033	$39,385,135	$3,039,898	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Large Core Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 98.2%
Aerospace & Defense — 1.9%
Harris Corp.	23,480	$1,959,171

Agriculture — 2.7%
Reynolds American, Inc.	52,520	2,832,404

Airlines — 1.0%
Delta Air Lines, Inc.	29,320	1,068,128

Apparel — 1.3%
Coach, Inc.	33,140	1,350,124

Beverages — 7.2%
Constellation Brands, Inc., Class A	17,470	2,889,538
Dr. Pepper Snapple Group, Inc.	22,800	2,203,164
Monster Beverage Corp.*	15,840	2,545,646

		7,638,348

Biotechnology — 2.3%
Alexion Pharmaceuticals, Inc.*	5,470	638,677
Biogen, Inc.*	4,230	1,022,899
Celgene Corp.*	7,780	767,341

		2,428,917

Chemicals — 2.2%
The Sherwin-Williams Co.	7,980	2,343,487

Commercial Services — 4.9%
Aramark	31,860	1,064,761
PayPal Holdings, Inc.*	54,710	1,997,462
S&P Global Inc.	8,170	876,314
Verisk Analytics, Inc., Class A*	14,950	1,212,146

		5,150,683

Computers — 3.9%
Apple, Inc.	43,105	4,120,838

Cosmetics & Personal Care — 1.0%
The Procter & Gamble Co.	12,160	1,029,587

Diversified Financial Services — 5.6%
Intercontinental Exchange, Inc.	7,710	1,973,452
Visa, Inc., Class A	52,430	3,888,733

		5,862,185

Electrical Components & Equipment — 1.3%
Acuity Brands, Inc.	5,520	1,368,739

Healthcare Products — 4.4%
Baxter International, Inc.	33,920	1,533,862
Boston Scientific Corp.*	56,880	1,329,286
Intuitive Surgical, Inc.*	2,750	1,818,877

		4,682,025

Healthcare Services — 4.8%
Novo Nordisk A/S Class B, ADR	30,480	1,639,214
UnitedHealth Group, Inc.	24,340	3,436,808

		5,076,022

Internet — 16.3%
Alphabet, Inc., Class A*	8,810	6,198,099
Amazon.com, Inc.*	6,395	4,576,390

	Number of Shares	Value†

Internet — (continued)
Facebook, Inc., Class A*	40,270	$4,602,056
Tencent Holdings Ltd. ADR	78,690	1,807,509

		17,184,054

Lodging — 1.0%
Wynn Resorts Ltd.	12,070	1,094,025

Pharmaceuticals — 3.0%
Bristol-Myers Squibb Co.	42,850	3,151,618

Retail — 19.2%
Dollar General Corp.	20,940	1,968,360
McDonald’s Corp.	19,380	2,332,189
O’Reilly Automotive, Inc.	6,960	1,886,856
Starbucks Corp.	47,900	2,736,048
The Home Depot, Inc.	29,070	3,711,948
The TJX Cos., Inc.	30,080	2,323,078
Tractor Supply Co.	14,720	1,342,170
Ulta Salon Cosmetics & Fragrance, Inc.*	6,990	1,703,044
Yum! Brands, Inc.	27,270	2,261,228

		20,264,921

Semiconductors — 1.6%
Broadcom Ltd.	11,100	1,724,940
Software — 9.1%
Adobe Systems, Inc.*	21,710	2,079,601
Electronic Arts, Inc.*	25,000	1,894,000
Fidelity National Information Services, Inc.	29,990	2,209,663
Salesforce.com, Inc.*	22,745	1,806,181
ServiceNow, Inc.*	24,400	1,620,160

		9,609,605

Telecommunications — 1.2%
Zayo Group Holdings, Inc.*	43,870	1,225,289

Transportation — 2.3%
J.B. Hunt Transport Services, Inc.	13,180	1,066,657
Kansas City Southern	14,520	1,308,107

		2,374,764

TOTAL COMMON STOCKS (Cost $85,724,459)		103,539,874

SHORT-TERM INVESTMENTS — 1.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,354,235)	1,354,235	1,354,235

TOTAL INVESTMENTS — 99.5% (Cost $87,078,694)		104,894,109

Other Assets & Liabilities — 0.5%		569,355

TOTAL NET ASSETS — 100.0% $		$105,463,464

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Large Core Growth Fund

Summary of inputs used to value the Fund’s investments as of 06/30/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$103,539,874	$103,539,874	$—	$—
SHORT-TERM INVESTMENTS	1,354,235	1,354,235	—	—

TOTAL INVESTMENTS	$104,894,109	$104,894,109	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Large Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 97.6%
Aerospace & Defense — 4.7%
Harris Corp.	18,407	$1,535,880
Northrop Grumman Corp.	16,601	3,690,070
United Technologies Corp.	40,970	4,201,474

		9,427,424

Agriculture — 1.7%
Philip Morris International, Inc.	33,750	3,433,050

Apparel — 1.0%
Ralph Lauren Corp.	22,519	2,018,153

Banks — 12.5%
Bank of America Corp.	280,274	3,719,236
Citigroup, Inc.	83,293	3,530,790
Fifth Third Bancorp	191,292	3,364,826
JPMorgan Chase & Co.	99,022	6,153,227
State Street Corp.	29,128	1,570,582
The PNC Financial Services Group, Inc.	33,633	2,737,390
Wells Fargo & Co.	84,510	3,999,859

		25,075,910

Beverages — 1.5%
PepsiCo, Inc.	28,943	3,066,221

Building Materials — 1.9%
Vulcan Materials Co.	31,881	3,837,197

Chemicals — 1.4%
E.I. du Pont de Nemours & Co.	43,947	2,847,766

Computers — 1.7%
Apple, Inc.	29,713	2,840,563
EMC Corp.	21,115	573,694

		3,414,257

Diversified Financial Services — 5.4%
American Express Co.	30,239	1,837,322
Ameriprise Financial, Inc.	26,683	2,397,468
Discover Financial Services	63,890	3,423,865
FNF Group	86,609	3,247,837

		10,906,492

Electric — 4.1%
Calpine Corp.*	119,273	1,759,277
NextEra Energy, Inc.	26,947	3,513,889
PG&E Corp.	45,187	2,888,353

		8,161,519

Electronics — 1.5%
Honeywell International, Inc.	24,985	2,906,255

Food — 1.6%
Mondelez International, Inc., Class A	72,137	3,282,955

Healthcare Products — 2.1%
Medtronic PLC	47,957	4,161,229

	Number of Shares	Value†

Healthcare Services — 3.3%
Humana, Inc.	13,175	$2,369,919
UnitedHealth Group, Inc.	30,092	4,248,990

		6,618,909

Housewares — 1.2%
Newell Brands, Inc.	50,172	2,436,854

Insurance — 5.6%
American International Group, Inc.	61,241	3,239,036
MetLife, Inc.	64,824	2,581,940
The Travelers Cos., Inc.	26,715	3,180,154
Unum Group	70,888	2,253,529

		11,254,659

Internet — 2.3%
Liberty Interactive Corp. QVC Group, Class A*	84,115	2,133,998
Symantec Corp.	118,115	2,426,082

		4,560,080

Leisure Time — 1.0%
Harley-Davidson, Inc.	44,904	2,034,151

Media — 2.9%
Comcast Corp., Class A	59,763	3,895,950
Liberty Global PLC, Class A*	66,857	1,942,865
Liberty Global PLC, LiLAC, Class A*	1	28

		5,838,843

Miscellaneous Manufacturing — 3.9%
Eaton Corp. PLC	43,643	2,606,796
Ingersoll-Rand PLC	36,442	2,320,627
Pentair PLC	51,457	2,999,428

		7,926,851

Oil & Gas — 6.3%
Chevron Corp.	34,560	3,622,925
Hess Corp.	70,022	4,208,322
Royal Dutch Shell PLC ADR, Class A	53,035	2,928,593
Valero Energy Corp.	35,189	1,794,639

		12,554,479

Oil & Gas Services — 3.0%
Halliburton Co.	86,823	3,932,214
National Oilwell Varco, Inc.	61,687	2,075,767

		6,007,981

Packaging and Containers — 1.5%
Sealed Air Corp.	65,260	3,000,002

Pharmaceuticals — 10.8%
AbbVie, Inc.	45,038	2,788,303
Allergan PLC*	13,409	3,098,686
Eli Lilly & Co.	46,728	3,679,830
Merck & Co., Inc.	71,961	4,145,673
Pfizer, Inc.	137,334	4,835,530
Teva Pharmaceutical Industries Ltd. ADR	61,583	3,093,314

		21,641,336

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Large Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Real Estate — 0.5%
CBRE Group, Inc., Class A*	38,481	$1,018,977

Retail — 4.1%
Advance Auto Parts, Inc.	11,873	1,919,033
CVS Health Corp.	32,858	3,145,825
Dollar General Corp.	17,774	1,670,756
Lowe’s Cos., Inc.	19,388	1,534,948

		8,270,562

Semiconductors — 1.3%
QUALCOMM, Inc.	48,657	2,606,555

Software — 2.8%
Microsoft Corp.	109,971	5,627,216

Telecommunications — 4.6%
Cisco Systems, Inc.	120,563	3,458,952
Verizon Communications, Inc.	61,940	3,458,730
Vodafone Group PLC-ADR	73,837	2,280,825

		9,198,507

Transportation — 1.4%
Norfolk Southern Corp.	33,408	2,844,023

TOTAL COMMON STOCKS (Cost $170,164,392)		195,978,413

REAL ESTATE INVESTMENT TRUSTS — 1.9%
Advertising — 0.5%
Outfront Media, Inc.	44,517	1,075,976

Diversified — 1.4%
Weyerhaeuser Co.	90,811	2,703,443

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,661,373)		3,779,419

SHORT-TERM INVESTMENTS — 0.2%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $421,746)	421,746	421,746

TOTAL INVESTMENTS — 99.7% (Cost $174,247,511)		200,179,578

Other Assets & Liabilities — 0.3%		689,195

TOTAL NET ASSETS — 100.0%		$200,868,773

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

PLC — Public Limited Company.

Country Weightings as of 06/30/2016††
United States	93%
United Kingdom	4
Israel	2
Netherlands	1

Total	100%

††	% of total investments as of June 30, 2016

Summary of inputs used to value the Fund’s investments as of 06/30/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$195,978,413	$195,978,413	$—	$—
REAL ESTATE INVESTMENT TRUSTS	3,779,419	3,779,419	—	—
SHORT-TERM INVESTMENTS	421,746	421,746	—	—

TOTAL INVESTMENTS	$200,179,578	$200,179,578	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Large Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — 93.6%
Aerospace & Defense — 2.6%
United Technologies Corp.	48,682	$4,992,339

Agriculture — 3.8%
Altria Group, Inc.	29,348	2,023,838
Reynolds American, Inc.	99,785	5,381,405

		7,405,243

Auto Parts & Equipment — 0.9%
The Goodyear Tire & Rubber Co.	69,154	1,774,492

Banks — 13.8%
Credit Suisse Group AG ADR	169,931	1,818,262
JPMorgan Chase & Co.	100,758	6,261,102
The Goldman Sachs Group, Inc.	29,542	4,389,350
The PNC Financial Services Group, Inc.	40,366	3,285,389
U.S. Bancorp	73,432	2,961,513
Wells Fargo & Co.	167,200	7,913,576

		26,629,192

Building Materials — 0.8%
Masco Corp.	52,684	1,630,043

Chemicals — 1.6%
PPG Industries, Inc.	29,211	3,042,326

Diversified Financial Services — 5.7%
Invesco Ltd.	43,956	1,122,636
iShares Russell 1000 Value ETF	40,784	4,211,356
The Charles Schwab Corp.	114,999	2,910,625
Visa, Inc., Class A	36,825	2,731,310

		10,975,927

Electric — 4.4%
NextEra Energy, Inc.	39,788	5,188,355
PG&E Corp.	51,736	3,306,965

		8,495,320

Electrical Components & Equipment — 1.6%
Hubbell, Inc.	29,184	3,078,037

Electronics — 0.9%
Thermo Fisher Scientific, Inc.	11,596	1,713,425

Food — 5.5%
General Mills, Inc.	37,363	2,664,729
Kellogg Co.	37,849	3,090,371
The Kroger Co.	133,271	4,903,040

		10,658,140

Forest Products & Paper — 0.5%
International Paper Co.	23,658	1,002,626

Gas — 2.3%
Sempra Energy	38,663	4,408,355

Healthcare Products — 1.2%
Zimmer Biomet Holdings, Inc.	19,485	2,345,604

Home Furnishings — 0.8%
Whirlpool Corp.	8,882	1,480,097

	Number of Shares	Value†

Insurance — 5.0%
Aflac, Inc.	30,249	$2,182,768
Alleghany Corp*	2,021	1,110,701
American Financial Group, Inc.	21,290	1,573,970
Chubb, Ltd	31,502	4,117,626
W. R. Berkley Corp.	12,196	730,784

		9,715,849

Internet — 3.2%
Alphabet, Inc., Class C*	4,828	3,341,459
eBay, Inc.*	119,789	2,804,260

		6,145,719

Machinery — Diversified — 0.9%
Rockwell Automation, Inc.	14,478	1,662,364

Miscellaneous Manufacturing — 4.2%
General Electric Co.	261,413	8,229,281

Oil & Gas — 10.1%
Chevron Corp.	69,739	7,310,739
EOG Resources, Inc.	45,753	3,816,715
Exxon Mobil Corp.	16,788	1,573,707
Occidental Petroleum Corp.	58,949	4,454,187
Pioneer Natural Resources Co.	9,310	1,407,765
Royal Dutch Shell PLC ADR, Class A	18,923	1,059,688

		19,622,801

Oil & Gas Services — 2.7%
Halliburton Co.	39,086	1,770,205
Schlumberger Ltd.	43,126	3,410,404

		5,180,609

Pharmaceuticals — 13.4%
Allergan PLC*	13,356	3,086,438
Eli Lilly & Co.	38,733	3,050,224
Johnson & Johnson	72,111	8,747,064
McKesson Corp.	13,764	2,569,051
Pfizer, Inc.	162,185	5,710,534
Teva Pharmaceutical Industries Ltd. ADR	56,567	2,841,360

		26,004,671

Retail — 1.4%
Sally Beauty Holdings, Inc.*	34,067	1,001,911
The Home Depot, Inc.	12,899	1,647,073

		2,648,984

Semiconductors — 2.9%
Intel Corp.	114,171	3,744,809
NXP Semiconductors N.V.*	23,781	1,863,003

		5,607,812

Telecommunications — 2.4%
Verizon Communications, Inc.	83,537	4,664,706

Transportation — 1.0%
C.H. Robinson Worldwide, Inc.	26,371	1,958,047

TOTAL COMMON STOCKS (Cost $166,662,963)		181,072,009

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Large Core Value Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — 5.5%
Apartments — 2.7%
Equity Residential	76,761	$5,287,298

Regional Malls — 1.3%
Simon Property Group, Inc.	11,479	2,489,795

Strip Centers — 1.5%
Federal Realty Investment Trust	17,447	2,888,350

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $10,131,614)		10,665,443

SHORT-TERM INVESTMENTS — 2.2%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $4,280,401)	4,280,401	4,280,401

TOTAL INVESTMENTS — 101.3% (Cost $181,074,978)		196,017,853

Other Assets & Liabilities — (1.3)%		(2,562,274)

TOTAL NET ASSETS — 100.0%		$193,455,579

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

PLC — Public Limited Company.

Country Weightings as of 06/30/2016††
United States	92%
Other	3
France	2
Israel	1
Netherlands	1
Switzerland	1

Total	100%

††%	of total investments as of June 30, 2016

Summary of inputs used to value the Fund’s investments as of 06/30/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$181,072,009	$181,072,009	$—	$—
REAL ESTATE INVESTMENT TRUSTS	10,665,443	10,665,443	—	—
SHORT-TERM INVESTMENTS	4,280,401	4,280,401	—	—

TOTAL INVESTMENTS	$196,017,853	$196,017,853	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — 96.3%
Advertising — 0.2%
Omnicom Group, Inc.	5,467	$445,506
The Interpublic Group of Cos., Inc.	9,034	208,685

		654,191

Aerospace & Defense — 2.1%
General Dynamics Corp.	6,597	918,566
Harris Corp.	2,600	216,944
L-3 Communications Holdings, Inc.	1,800	264,042
Lockheed Martin Corp.	6,037	1,498,202
Northrop Grumman Corp.	4,192	931,798
Raytheon Co.	6,876	934,792
Rockwell Collins, Inc.	2,945	250,738
The Boeing Co.	13,721	1,781,946
TransDigm Group, Inc.*	1,200	316,428
United Technologies Corp.	17,842	1,829,697

		8,943,153

Agriculture — 2.0%
Altria Group, Inc.	44,778	3,087,891
Archer-Daniels-Midland Co.	13,499	578,972
Philip Morris International, Inc.	35,453	3,606,279
Reynolds American, Inc.	18,854	1,016,796

		8,289,938

Airlines — 0.5%
Alaska Air Group, Inc.	2,800	163,212
American Airlines Group, Inc.	13,600	385,016
Delta Air Lines, Inc.	17,900	652,097
Southwest Airlines Co.	14,717	577,054
United Continental Holdings, Inc.*	7,600	311,904

		2,089,283

Apparel — 0.7%
Hanesbrands, Inc.	8,700	218,631
Michael Kors Holdings Ltd.	4,000	197,920
NIKE, Inc., Class B	30,992	1,710,758
Ralph Lauren Corp.	1,428	127,977
Under Armour, Inc., Class A*	3,900	156,507
Under Armour, Inc., Class C*	3,928	142,967
VF Corp.	7,732	475,441

		3,030,201

Auto Manufacturers — 0.6%
Ford Motor Co.	88,867	1,117,058
General Motors Co.	32,400	916,920
PACCAR, Inc.	7,944	412,056

		2,446,034

Auto Parts & Equipment — 0.3%
BorgWarner, Inc.	5,400	159,408
Delphi Automotive PLC	6,400	400,640
Johnson Controls, Inc.	15,111	668,813
The Goodyear Tire & Rubber Co.	6,106	156,680

		1,385,541

Banks — 6.3%
Bank of America Corp.	235,811	3,129,212
BB&T Corp.	17,799	633,822

	Number of Shares	Value†

Banks — (continued)
Capital One Financial Corp.	12,141	$771,075
Citigroup, Inc.	67,369	2,855,772
Citizens Financial Group, Inc.	12,100	241,758
Comerica, Inc.	3,844	158,104
Fifth Third Bancorp	17,946	315,670
Huntington Bancshares, Inc.	17,665	157,925
JPMorgan Chase & Co.	83,664	5,198,881
KeyCorp.	18,599	205,519
M&T Bank Corp.	3,652	431,776
Morgan Stanley	34,563	897,947
Northern Trust Corp.	4,947	327,788
Regions Financial Corp.	30,194	256,951
State Street Corp.	9,047	487,814
SunTrust Banks, Inc.	11,588	476,035
The Bank of New York Mellon Corp.	24,480	951,048
The Goldman Sachs Group, Inc.	8,943	1,328,751
The PNC Financial Services Group, Inc.	11,583	942,740
U.S. Bancorp	37,156	1,498,502
Wells Fargo & Co.	105,437	4,990,333
Zions Bancorporation	4,804	120,725

		26,378,148

Beverages — 2.3%
Brown-Forman Corp., Class B	2,293	228,750
Constellation Brands, Inc., Class A	3,923	648,864
Dr. Pepper Snapple Group, Inc.	4,300	415,509
Molson Coors Brewing Co., Class B	4,138	418,476
Monster Beverage Corp.*	3,268	525,200
PepsiCo, Inc.	33,039	3,500,152
The Coca-Cola Co.	88,886	4,029,202

		9,766,153

Biotechnology — 2.5%
Alexion Pharmaceuticals, Inc.*	5,200	607,152
Amgen, Inc.	17,145	2,608,612
Biogen, Inc.*	4,933	1,192,898
Celgene Corp.*	17,756	1,751,274
Gilead Sciences, Inc.	30,478	2,542,475
Illumina, Inc.*	3,400	477,292
Regeneron Pharmaceuticals, Inc.*	1,800	628,614
Vertex Pharmaceuticals, Inc.*	5,700	490,314

		10,298,631

Building Materials — 0.3%
Fortune Brands Home & Security, Inc.	3,500	202,895
Martin Marietta Materials, Inc.	1,500	288,000
Masco Corp.	7,377	228,244
Vulcan Materials Co.	3,041	366,015

		1,085,154

Chemicals — 2.0%
Air Products & Chemicals, Inc.	4,521	642,163
Albemarle Corp.	2,600	206,206
CF Industries Holdings, Inc.	5,300	127,730
E.I. du Pont de Nemours & Co.	19,823	1,284,530
Eastman Chemical Co.	3,282	222,848
Ecolab, Inc.	6,033	715,514

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Chemicals — (continued)
FMC Corp.	3,100	$143,561
International Flavors & Fragrances, Inc.	1,875	236,381
LyondellBasell Industries NV, Class A	7,800	580,476
Monsanto Co.	10,036	1,037,823
PPG Industries, Inc.	6,128	638,231
Praxair, Inc.	6,426	722,218
The Dow Chemical Co.	25,379	1,261,590
The Mosaic Co.	7,600	198,968
The Sherwin-Williams Co.	1,834	538,591

		8,556,830

Commercial Services — 1.4%
Allegion PLC	2,266	157,328
Alliance Data Systems Corp.*	1,400	274,288
Automatic Data Processing, Inc.	10,543	968,585
Cintas Corp.	1,955	191,844
Equifax, Inc.	2,677	343,727
Global Payments, Inc.	3,481	248,474
H&R Block, Inc.	5,266	121,118
Moody’s Corp.	3,873	362,939
Paychex, Inc.	7,275	432,863
PayPal Holdings, Inc.*	25,328	924,725
Quanta Services, Inc.*	3,400	78,608
Robert Half International, Inc.	3,207	122,379
S&p Global Inc	5,986	642,058
The Western Union Co.	11,178	214,394
Total System Services, Inc.	3,977	211,219
United Rentals, Inc.*	2,300	154,330
Verisk Analytics, Inc., Class A*	3,600	291,888

		5,740,767

Computers — 4.9%
Accenture PLC, Class A	14,300	1,620,047
Apple, Inc.	125,502	11,997,991
Cognizant Technology Solutions Corp., Class A*	13,904	795,865
CSRA Inc.	3,357	78,655
EMC Corp.	44,048	1,196,784
Hewlett Packard Enterprise Co.	38,783	708,565
HP, Inc.	38,983	489,237
International Business Machines Corp.	20,220	3,068,992
NetApp, Inc.	6,421	157,892
Seagate Technology PLC	6,900	168,084
Teradata Corp.*	3,516	88,146
Western Digital Corp.	6,197	292,870

		20,663,128

Cosmetics & Personal Care — 1.7%
Colgate-Palmolive Co.	20,270	1,483,764
The Estee Lauder Cos., Inc., Class A	5,074	461,835
The Procter & Gamble Co.	60,494	5,122,027

		7,067,626

Distribution & Wholesale — 0.3%
Fastenal Co.	6,700	297,413
Genuine Parts Co.	3,405	344,756

	Number of Shares	Value†

Distribution & Wholesale — (continued)
LKQ Corp.*	7,000	$221,900
W.W. Grainger, Inc.	1,272	289,062

		1,153,131

Diversified Financial Services — 3.0%
Affiliated Managers Group, Inc.*	1,300	183,001
American Express Co.	18,680	1,134,997
Ameriprise Financial, Inc.	3,946	354,548
BlackRock, Inc.	2,899	992,994
CME Group, Inc.	7,760	755,824
Discover Financial Services	9,678	518,644
E*TRADE Financial Corp.*	6,481	152,239
Franklin Resources, Inc.	8,456	282,177
Intercontinental Exchange, Inc.	2,670	683,413
Invesco Ltd.	9,567	244,341
Legg Mason, Inc.	2,261	66,677
MasterCard, Inc., Class A	22,500	1,981,350
Nasdaq, Inc.	2,800	181,076
Navient Corp.	7,534	90,031
Synchrony Financial*	18,912	478,095
T. Rowe Price Group, Inc.	5,581	407,246
The Charles Schwab Corp.	27,769	702,833
Visa, Inc., Class A	43,856	3,252,800

		12,462,286

Diversified Operations — 0.0%
Leucadia National Corp.	7,260	125,816

Electric — 3.3%
AES Corp.	14,644	182,757
Alliant Energy Corp.	5,200	206,440
Ameren Corp.	5,798	310,657
American Electric Power Co., Inc.	11,157	781,994
CMS Energy Corp.	6,243	286,304
Consolidated Edison, Inc.	6,834	549,727
Dominion Resources, Inc.	14,109	1,099,514
DTE Energy Co.	4,092	405,599
Duke Energy Corp.	15,718	1,348,447
Edison International	7,400	574,758
Entergy Corp.	4,147	337,358
Eversource Energy	7,193	430,861
Exelon Corp.	20,310	738,472
FirstEnergy Corp.	9,956	347,564
NextEra Energy, Inc.	10,515	1,371,156
NRG Energy, Inc.	7,800	116,922
PG&E Corp.	11,350	725,492
Pinnacle West Capital Corp.	2,569	208,243
PPL Corp.	15,298	577,500
Public Service Enterprise Group, Inc.	11,749	547,621
SCANA Corp.	3,400	257,244
TECO Energy, Inc.	5,123	141,600
The Southern Co.	20,743	1,112,447
WEC Energy Group, Inc.	7,050	460,365
Xcel Energy, Inc.	11,630	520,791

		13,639,833

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electrical Components & Equipment — 0.3%
Acuity Brands, Inc.	1,000	$247,960
AMETEK, Inc.	5,300	245,019
Emerson Electric Co.	14,576	760,284

		1,253,263

Electronics — 1.3%
Agilent Technologies, Inc.	7,345	325,824
Amphenol Corp., Class A	6,900	395,577
FLIR Systems, Inc.	3,043	94,181
Garmin Ltd.	2,800	118,776
Honeywell International, Inc.	17,508	2,036,530
PerkinElmer, Inc.	2,516	131,889
TE Connectivity Ltd.	8,300	474,013
Thermo Fisher Scientific, Inc.	9,082	1,341,956
Tyco International PLC	10,000	426,000
Waters Corp.*	1,858	261,328

		5,606,074

Engineering & Construction — 0.1%
Fluor Corp.	3,170	156,218
Jacobs Engineering Group, Inc.*	2,983	148,583

		304,801

Environmental Control — 0.3%
Republic Services, Inc.	5,314	272,661
Stericycle, Inc.*	2,000	208,240
Waste Management, Inc.	9,400	622,938

		1,103,839

Food — 2.0%
Campbell Soup Co.	4,016	267,184
ConAgra Foods, Inc.	9,902	473,415
General Mills, Inc.	13,510	963,533
Hormel Foods Corp.	6,200	226,920
Kellogg Co.	5,766	470,794
McCormick & Co., Inc.	2,619	279,369
Mondelez International, Inc.	35,763	1,627,574
Sysco Corp.	12,152	616,592
The Hershey Co.	3,187	361,693
The J.M. Smucker Co.	2,634	401,448
The Kraft Heinz Co.	13,654	1,208,106
The Kroger Co.	22,290	820,049
Tyson Foods, Inc., Class A	6,649	444,087
Whole Foods Market, Inc.	7,586	242,904

		8,403,668

Forest Products & Paper — 0.1%
International Paper Co.	9,267	392,735

Gas — 0.3%
AGL Resources, Inc.	2,600	171,522
CenterPoint Energy, Inc.	10,322	247,728
NiSource, Inc.	7,365	195,320
Sempra Energy	5,398	615,480

		1,230,050

	Number of Shares	Value†

Hand & Machine Tools — 0.1%
Snap-On, Inc.	1,328	$209,585
Stanley Black & Decker, Inc.	3,340	371,475

		581,060

Healthcare Products — 2.6%
Baxter International, Inc.	12,142	549,052
Becton Dickinson & Co.	4,835	819,967
Boston Scientific Corp.*	30,548	713,907
C.R. Bard, Inc.	1,742	409,649
Danaher Corp.	13,568	1,370,368
DENTSPLY SIRONA, Inc.	5,500	341,220
Edwards Lifesciences Corp.*	5,000	498,650
Henry Schein, Inc.*	1,900	335,920
Hologic, Inc.*	5,700	197,220
Intuitive Surgical, Inc.*	907	599,899
Medtronic PLC	31,997	2,776,380
Patterson Cos., Inc.	1,974	94,535
St. Jude Medical, Inc.	6,430	501,540
Stryker Corp.	7,081	848,516
Varian Medical Systems, Inc.*	2,157	177,370
Zimmer Biomet Holdings, Inc.	4,029	485,011

		10,719,204

Healthcare Services — 1.9%
Aetna, Inc.	7,893	963,972
Anthem, Inc.	5,995	787,383
Centene Corp.*	3,900	278,343
Cigna Corp.	5,894	754,373
DaVita HealthCare Partners, Inc.*	3,698	285,929
HCA Holdings, Inc.*	6,900	531,369
Humana, Inc.	3,410	613,391
Laboratory Corp. of America Holdings*	2,377	309,652
Quest Diagnostics, Inc.	3,387	275,736
UnitedHealth Group, Inc.	21,741	3,069,829
Universal Health Services, Inc., Class B	2,055	275,576

		8,145,553

Home Builders — 0.1%
D.R. Horton, Inc.	7,376	232,196
Lennar Corp., Class A	4,036	186,060
PulteGroup, Inc.	6,834	133,195

		551,451

Home Furnishings — 0.1%
Harman International Industries, Inc.	1,738	124,823
Whirlpool Corp.	1,769	294,786

		419,609

Household Products & Wares — 0.5%
Avery Dennison Corp.	2,183	163,179
Church & Dwight Co., Inc.	3,100	318,959
Kimberly-Clark Corp.	8,287	1,139,297
The Clorox Co.	2,997	414,755

		2,036,190

Housewares — 0.1%
Newell Brands, Inc.	10,416	505,905

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Insurance — 4.1%
Aflac, Inc.	9,710	$700,674
American International Group, Inc.	26,285	1,390,214
Aon PLC	6,244	682,032
Arthur J Gallagher & Co.	4,000	190,400
Assurant, Inc.	1,460	126,013
Berkshire Hathaway, Inc., Class B*	42,750	6,189,772
Chubb, Ltd	10,460	1,367,227
Cincinnati Financial Corp.	3,292	246,538
Lincoln National Corp.	5,573	216,065
Loews Corp.	6,225	255,785
Marsh & McLennan Cos., Inc.	11,809	808,444
MetLife, Inc.	24,885	991,169
Principal Financial Group, Inc.	6,465	265,776
Prudential Financial, Inc.	10,230	729,808
The Allstate Corp.	8,776	613,881
The Hartford Financial Services Group, Inc.	9,257	410,826
The Progressive Corp.	12,956	434,026
The Travelers Cos., Inc.	6,631	789,354
Torchmark Corp.	2,552	157,765
Unum Group	5,376	170,903
Willis Towers Watson PLC	3,245	403,386
XL Group PLC	6,849	228,140

		17,368,198

Internet — 6.3%
Alphabet, Inc., Class A*	6,670	4,692,545
Alphabet, Inc., Class C*	6,802	4,707,664
Amazon.com, Inc.*	8,875	6,351,128
eBay, Inc.*	25,028	585,905
Expedia, Inc.	2,794	297,002
F5 Networks, Inc.*	1,500	170,760
Facebook, Inc., Class A*	53,000	6,056,840
Netflix, Inc.*	9,800	896,504
Symantec Corp.	13,538	278,071
The Priceline Group, Inc.*	1,137	1,419,442
TripAdvisor, Inc.*	2,594	166,794
VeriSign, Inc.*	2,209	190,990
Yahoo!, Inc.*	20,017	751,839

		26,565,484

Iron & Steel — 0.1%
Nucor Corp.	7,135	352,540

Leisure Time — 0.2%
Carnival Corp.	10,445	461,669
Harley-Davidson, Inc.	4,228	191,528
Royal Caribbean Cruises Ltd.	4,000	268,600

		921,797

Lodging — 0.2%
Marriott International, Inc., Class A	4,285	284,781
Starwood Hotels & Resorts Worldwide, Inc.	3,852	284,856
Wyndham Worldwide Corp.	2,560	182,349
Wynn Resorts Ltd.	1,930	174,935

		926,921

	Number of Shares	Value†

Machinery — Construction & Mining — 0.2%
Caterpillar, Inc.	13,328	$1,010,396

Machinery — Diversified — 0.5%
Cummins, Inc.	3,674	413,105
Deere & Co.	6,732	545,561
Flowserve Corp.	2,800	126,476
Rockwell Automation, Inc.	2,971	341,130
Roper Technologies, Inc.	2,300	392,288
Xylem, Inc.	4,154	185,476

		2,004,036

Media — 2.7%
CBS Corp., Class B	9,754	531,008
Comcast Corp., Class A	55,477	3,616,546
Discovery Communications, Inc., Class A*	3,500	88,305
Discovery Communications, Inc., Class C*	5,600	133,560
News Corp., Class A	9,115	103,455
News Corp., Class B	2,500	29,175
Nielsen Holdings PLC	8,400	436,548
Scripps Networks Interactive, Inc., Class A	2,056	128,027
TEGNA, Inc.	5,374	124,516
The Walt Disney Co.	34,308	3,356,008
Time Warner, Inc.	17,904	1,316,660
Twenty-First Century Fox, Inc., Class A	25,360	685,988
Twenty-First Century Fox, Inc., Class B	10,100	275,225
Viacom, Inc., Class B	7,981	330,972

		11,155,993

Mining — 0.3%
Alcoa, Inc.	28,348	262,786
Freeport-McMoRan, Inc.	28,696	319,673
Newmont Mining Corp.	12,383	484,423

		1,066,882

Miscellaneous Manufacturing — 2.9%
3M Co.	13,780	2,413,154
Dover Corp.	3,405	236,035
Eaton Corp. PLC	10,406	621,550
General Electric Co.	210,574	6,628,869
Illinois Tool Works, Inc.	7,419	772,763
Ingersoll-Rand PLC	5,800	369,344
Leggett & Platt, Inc.	3,354	171,423
Parker-Hannifin Corp.	3,181	343,707
Pentair PLC	4,019	234,267
Textron, Inc.	6,076	222,139

		12,013,251

Office & Business Equipment — 0.1%
Pitney Bowes, Inc.	4,161	74,066
Xerox Corp.	22,855	216,894

		290,960

Oil & Gas — 5.8%
Anadarko Petroleum Corp.	11,459	610,192
Apache Corp.	8,557	476,368
Cabot Oil & Gas Corp.	9,088	233,925
Chesapeake Energy Corp.*	12,410	53,115
Chevron Corp.	43,070	4,515,028

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — (continued)
Cimarex Energy Co.	2,100	$250,572
Concho Resources, Inc.*	3,000	357,810
ConocoPhillips	28,180	1,228,648
Devon Energy Corp.	11,729	425,176
Diamond Offshore Drilling, Inc.	1,600	38,928
EOG Resources, Inc.	12,616	1,052,427
EQT Corp.	3,600	278,748
Exxon Mobil Corp.	94,865	8,892,645
Helmerich & Payne, Inc.	2,300	154,399
Hess Corp.	5,497	330,370
Marathon Oil Corp.	19,451	291,960
Marathon Petroleum Corp.	12,150	461,214
Murphy Oil Corp.	3,917	124,365
Newfield Exploration Co.*	4,100	181,138
Noble Energy, Inc.	10,138	363,650
Occidental Petroleum Corp.	17,458	1,319,126
Phillips 66	10,840	860,046
Pioneer Natural Resources Co.	3,700	559,477
Range Resources Corp.	3,923	169,238
Southwestern Energy Co.*	8,490	106,804
Tesoro Corp.	2,794	209,326
Valero Energy Corp.	10,640	542,640

		24,087,335

Oil & Gas Services — 1.0%
Baker Hughes, Inc.	10,228	461,590
FMC Technologies, Inc.*	5,072	135,270
Halliburton Co.	19,469	881,751
National Oilwell Varco, Inc.	8,483	285,453
Schlumberger Ltd.	31,687	2,505,808
Transocean Ltd.	8,300	98,687

		4,368,559

Packaging and Containers — 0.2%
Ball Corp.	3,226	233,208
Owens-Illinois, Inc.*	4,000	72,040
Sealed Air Corp.	4,333	199,188
WestRock Co.	5,746	223,347

		727,783

Pharmaceuticals — 7.4%
Abbott Laboratories	33,496	1,316,728
AbbVie, Inc.	36,696	2,271,850
Allergan PLC*	9,013	2,082,814
AmerisourceBergen Corp.	4,400	349,008
Bristol-Myers Squibb Co.	37,997	2,794,679
Cardinal Health, Inc.	7,582	591,472
Eli Lilly & Co.	22,154	1,744,628
Endo International PLC	4,698	73,242
Express Scripts Holding Co.*	14,364	1,088,791
Johnson & Johnson	63,041	7,646,873
Mallinckrodt PLC	2,700	164,106
McKesson Corp.	5,225	975,246
Mead Johnson Nutrition Co.	4,168	378,246
Merck & Co., Inc.	63,430	3,654,202
Mylan NV	9,356	404,554
Perrigo Co. PLC	3,400	308,278

	Number of Shares	Value†

Pharmaceuticals — (continued)
Pfizer, Inc.	138,005	$4,859,156
Zoetis, Inc.	10,407	493,916

		31,197,789

Pipelines — 0.5%
Columbia Pipeline Group, Inc.	8,965	228,518
Kinder Morgan, Inc.	41,736	781,298
ONEOK, Inc.	4,800	227,760
Spectra Energy Corp.	15,084	552,527
The Williams Cos., Inc.	16,034	346,815

		2,136,918

Real Estate — 0.0%
CBRE Group, Inc., Class A*	6,401	169,499

Retail — 6.6%
Advance Auto Parts, Inc.	1,700	274,771
AutoNation, Inc.*	1,719	80,759
AutoZone, Inc.*	641	508,851
Bed Bath & Beyond, Inc.	3,866	167,088
Best Buy Co., Inc.	6,168	188,741
CarMax, Inc.*	4,300	210,829
Chipotle Mexican Grill, Inc.*	700	281,932
Coach, Inc.	6,277	255,725
Costco Wholesale Corp.	9,977	1,566,788
CVS Health Corp.	24,567	2,352,045
Darden Restaurants, Inc.	2,540	160,884
Dollar General Corp.	6,600	620,400
Dollar Tree, Inc.*	5,454	513,985
Foot Locker, Inc.	3,100	170,066
Kohl’s Corp.	4,501	170,678
L Brands, Inc.	5,760	386,669
Lowe’s Cos., Inc.	20,340	1,610,318
Macy’s, Inc.	7,027	236,177
McDonald’s Corp.	20,078	2,416,186
Nordstrom, Inc.	2,737	104,143
O’Reilly Automotive, Inc.*	2,200	596,420
PVH Corp.	1,900	179,037
Ross Stores, Inc.	9,200	521,548
Signet Jewelers Ltd.	1,900	156,579
Staples, Inc.	15,637	134,791
Starbucks Corp.	33,688	1,924,259
Target Corp.	13,732	958,768
The Gap, Inc.	5,282	112,084
The Home Depot, Inc.	28,517	3,641,336
The TJX Cos., Inc.	15,318	1,183,009
Tiffany & Co.	2,464	149,417
Tractor Supply Co.	3,000	273,540
Ulta Salon Cosmetics & Fragrance, Inc.*	1,500	365,460
Urban Outfitters, Inc.*	1,700	46,750
Wal-Mart Stores, Inc.	34,947	2,551,830
Walgreens Boots Alliance, Inc.	19,579	1,630,343
Yum! Brands, Inc.	9,225	764,937

		27,467,143

Savings & Loans — 0.0%
People’s United Financial, Inc.	7,700	112,882

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — 2.8%
Analog Devices, Inc.	6,976	$395,121
Applied Materials, Inc.	26,121	626,120
Broadcom Ltd.	8,551	1,328,825
First Solar, Inc.*	1,800	87,264
Intel Corp.	108,003	3,542,498
KLA-Tencor Corp.	3,427	251,028
Lam Research Corp.	3,559	299,170
Linear Technology Corp.	5,541	257,823
Microchip Technology, Inc.	4,518	229,334
Micron Technology, Inc.*	22,886	314,911
NVIDIA Corp.	11,754	552,556
Qorvo, Inc.*	2,800	154,728
QUALCOMM, Inc.	33,999	1,821,326
Skyworks Solutions, Inc.	4,500	284,760
Texas Instruments, Inc.	22,793	1,427,982
Xilinx, Inc.	5,764	265,893

		11,839,339

Software — 4.5%
Activision Blizzard, Inc.	11,900	471,597
Adobe Systems, Inc.*	11,405	1,092,485
Akamai Technologies, Inc.*	4,160	232,669
Autodesk, Inc.*	5,281	285,913
CA, Inc.	6,995	229,646
Cerner Corp.*	7,000	410,200
Citrix Systems, Inc.*	3,391	271,585
Electronic Arts, Inc.*	7,030	532,593
Fidelity National Information Services, Inc.	6,259	461,163
Fiserv, Inc.*	5,114	556,045
Intuit, Inc.	5,992	668,767
Microsoft Corp.	180,315	9,226,719
Oracle Corp.	71,917	2,943,563
Red Hat, Inc.*	4,200	304,920
salesforce.com, Inc.*	14,300	1,135,563
The Dun & Bradstreet Corp.	900	109,656

		18,933,084

Telecommunications — 3.9%
AT&T, Inc.	140,293	6,062,061
CenturyLink, Inc.	12,326	357,577
Cisco Systems, Inc.	114,680	3,290,169
Corning, Inc.	25,015	512,307
Frontier Communications Corp.	25,072	123,856
Juniper Networks, Inc.	7,971	179,268
Level 3 Communications, Inc.*	6,600	339,834
Motorola Solutions, Inc.	3,488	230,103
Verizon Communications, Inc.	93,139	5,200,882

		16,296,057

Textiles — 0.1%
Mohawk Industries, Inc.*	1,500	284,640

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	2,612	219,382
Mattel, Inc.	7,481	234,080

		453,462

	Number of Shares	Value†

Transportation — 1.5%
C.H. Robinson Worldwide, Inc.	3,439	$255,346
CSX Corp.	22,166	578,089
Expeditors International of Washington, Inc.	4,182	205,085
FedEx Corp.	5,866	890,341
J.B. Hunt Transport Services, Inc.	2,000	161,860
Kansas City Southern	2,400	216,216
Norfolk Southern Corp.	6,952	591,824
Ryder System, Inc.	1,125	68,783
Union Pacific Corp.	19,220	1,676,945
United Parcel Service, Inc., Class B	15,674	1,688,403

		6,332,892

Water — 0.1%
American Water Works Co., Inc.	4,100	346,491

TOTAL COMMON STOCKS (Cost $236,783,982)		403,459,577

REAL ESTATE INVESTMENT TRUSTS — 3.1%
Apartments — 0.6%
Apartment Investment & Management Co., Class A	3,662	161,714
AvalonBay Communities, Inc.	3,192	575,805
Equity Residential	8,292	571,153
Essex Property Trust, Inc.	1,500	342,135
UDR, Inc.	6,000	221,520
Weyerhaeuser Co.	18,201	541,844

		2,414,171

Building & Real Estate — 0.1%
Realty Income Corp.	5,400	374,544

Commercial Services — 0.0%
Iron Mountain, Inc.	4,697	187,081

Diversified — 0.8%
American Tower Corp.	9,659	1,097,359
Crown Castle International Corp.	7,600	770,868
Digital Realty Trust, Inc.	3,300	359,667
Equinix, Inc.	1,535	595,166
Vornado Realty Trust	4,087	409,190

		3,232,250

Healthcare — 0.4%
HCP, Inc.	10,840	383,519
Ventas, Inc.	7,653	557,292
Welltower, Inc.	8,100	616,977

		1,557,788

Hotels & Resorts — 0.1%
Host Hotels & Resorts, Inc.	17,676	286,528

Industrial — 0.1%
Prologis, Inc.	11,899	583,527

Office Property — 0.2%
Boston Properties, Inc.	3,442	454,000
SL Green Realty Corp.	2,300	244,881

		698,881

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Regional Malls — 0.5%
General Growth Properties, Inc.	13,400	$399,588
Simon Property Group, Inc.	7,028	1,524,373
The Macerich Co.	2,800	239,092

		2,163,053

Storage & Warehousing — 0.2%
Extra Space Storage, Inc.	2,800	259,112
Public Storage	3,316	847,536

		1,106,648

Strip Centers — 0.1%
Federal Realty Investment Trust	1,600	264,880
Kimco Realty Corp.	9,564	300,118

		564,998

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $8,682,835)		13,169,469

	Par (000)	Value†
U.S. TREASURY OBLIGATIONS — 0.1%
U.S. Treasury Bill¤ 0.450%, 09/08/16 (Cost $374,676)	$375	374,854

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 0.5%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $2,214,634)	2,214,634	2,214,634
TOTAL INVESTMENTS — 100.0% (Cost $248,056,127)		419,218,534

Other Assets & Liabilities — 0.0%		(135,447)

TOTAL NET ASSETS — 100.0%		$419,083,087

†	See Security Valuation Note.
*	Non-income producing security.
¤	Zero Coupon Bond. The interest rate disclosed represents the effective yield from the date of acquisition to maturity.

PLC — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 06/30/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$403,459,577	$403,459,577	$—	$—
REAL ESTATE INVESTMENT TRUSTS	13,169,469	13,169,469	—	—
U.S. TREASURY OBLIGATIONS	374,854	—	374,854	—
SHORT-TERM INVESTMENTS	2,214,634	2,214,634	—	—

TOTAL INVESTMENTS	$419,218,534	$418,843,680	$374,854	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Mid Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 98.6%
Aerospace & Defense — 1.6%
Harris Corp.	20,030	$1,671,303

Apparel — 1.4%
Burberry Group PLC	63,064	980,992
Under Armour, Inc., Class A*	11,608	465,829

		1,446,821

Auto Parts & Equipment — 1.3%
BorgWarner, Inc.	45,628	1,346,939

Banks — 5.8%
First Republic Bank	26,027	1,821,630
Northern Trust Corp.	38,369	2,542,330
Signature Bank*	13,304	1,661,935

		6,025,895

Biotechnology — 1.2%
BioMarin Pharmaceutical, Inc.*	16,299	1,268,062

Building Materials — 2.2%
Fortune Brands Home & Security, Inc.	39,939	2,315,264

Commercial Services — 4.2%
CoStar Group, Inc.*	12,937	2,828,804
Verisk Analytics, Inc.*	19,911	1,614,384

		4,443,188

Distribution & Wholesale — 3.3%
Fastenal Co.	76,996	3,417,853

Diversified Financial Services — 4.1%
CME Group, Inc.	26,651	2,595,807
Ellie Mae, Inc.*	8,910	816,602
Oaktree Capital Group LLC	19,591	876,893

		4,289,302

Electrical Components & Equipment — 0.8%
Generac Holdings, Inc.*	24,302	849,598

Electronics — 2.6%
Trimble Navigation Ltd.*	76,135	1,854,649
Woodward, Inc.	14,497	835,607

		2,690,256

Food — 4.8%
Blue Buffalo Pet Products, Inc.*	45,241	1,055,925
The Hain Celestial Group, Inc.*	40,999	2,039,700
Whole Foods Market, Inc.	59,358	1,900,643

		4,996,268

Healthcare Products — 7.5%
Align Technology, Inc.*	21,408	1,724,414
Edwards Lifesciences Corp.*	18,868	1,881,706
Henry Schein, Inc.*	5,999	1,060,623
Intuitive Surgical, Inc.*	4,773	3,156,910

		7,823,653

Healthcare Services — 2.3%
Acadia Healthcare Co., Inc.*	15,980	885,292

	Number of Shares	Value†

Healthcare Services — (continued)
Laboratory Corp. of America Holdings*	12,053	$1,570,144

		2,455,436

Home Builders — 1.7%
D.R. Horton, Inc.	56,312	1,772,702

Household Products & Wares — 1.2%
The Scotts Miracle-Gro Co., Class A	17,351	1,213,008

Insurance — 1.5%
Willis Towers Watson PLC	12,902	1,603,848

Internet — 4.0%
GrubHub, Inc.*	45,227	1,405,203
Pandora Media, Inc.*	137,112	1,707,044
TripAdvisor, Inc.*	17,009	1,093,679

		4,205,926

Leisure Time — 1.7%
Polaris Industries, Inc.	22,239	1,818,261

Machinery - Diversified — 1.5%
IDEX Corp.	18,951	1,555,877

Miscellaneous Manufacturing — 0.9%
A.O. Smith Corp.	10,739	946,213

Oil & Gas — 5.3%
Cabot Oil & Gas Corp.	49,978	1,286,434
Cimarex Energy Co.	10,927	1,303,809
Continental Resources, Inc.*	38,612	1,747,965
Noble Energy, Inc.	32,918	1,180,769

		5,518,977

Pharmaceuticals — 9.5%
ACADIA Pharmaceuticals, Inc.*	24,165	784,396
Alkermes PLC*	33,371	1,442,294
Diplomat Pharmacy, Inc.*	22,805	798,175
Mead Johnson Nutrition Co.	30,840	2,798,730
Medivation, Inc.*	17,427	1,050,848
Pacira Pharmaceuticals, Inc.*	100	3,373
Zoetis, Inc.	63,584	3,017,697

		9,895,513

Retail — 11.4%
Bed Bath & Beyond, Inc.	31,881	1,377,897
DSW, Inc., Class A	51,363	1,087,868
Dunkin’ Brands Group, Inc.	44,699	1,949,770
Kate Spade & Co.*	54,815	1,129,737
lululemon athletica, Inc.*	17,915	1,323,202
Tiffany & Co.	23,743	1,439,776
Tractor Supply Co.	23,639	2,155,404
Williams-Sonoma, Inc.	28,000	1,459,640

		11,923,294

Semiconductors — 3.9%
Maxim Integrated Products, Inc.	29,722	1,060,778
Microchip Technology, Inc.	56,777	2,882,001

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Mid Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — (continued)
Monolithic Power Systems, Inc.	1,240	$84,717

		4,027,496

Software — 8.8%
Akamai Technologies, Inc.*	9,661	540,340
ANSYS, Inc.*	16,300	1,479,225
Electronic Arts, Inc.*	34,705	2,629,251
Guidewire Software, Inc.*	18,667	1,152,874
Red Hat, Inc.*	21,318	1,547,687
ServiceNow, Inc.*	28,554	1,895,985

		9,245,362

Toys, Games & Hobbies — 2.1%
Mattel, Inc.	68,545	2,144,773

Transportation — 2.0%
Expeditors International of Washington, Inc.	42,116	2,065,369

TOTAL COMMON STOCKS (Cost $102,160,974)		102,976,457

PURCHASED OPTIONS — 0.0%
Put Options — 0.0%
Alkermes PLC, $38.00, 08/19/16 (Cost $30,150)	115	10,925

SHORT-TERM INVESTMENTS — 1.9%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,996,806)	1,996,806	1,996,806

TOTAL INVESTMENTS — 100.5% (Cost $104,187,930)		104,984,188

Other Assets & Liabilities — (0.5)%		(482,017)

TOTAL NET ASSETS — 100.0%		$104,502,171

WRITTEN OPTIONS — (0.4)%
Call Options — 0.0%
Alkermes PLC, $52.00, 08/19/16	(115)	(8,624)
Signature Bank, $145.00, 09/16/16	(69)	(1,035)

		(9,659)

Put Options — (0.3)%
Alkermes PLC, $30.00, 08/19/16	(115)	(575)
Pacira Pharmaceuticals, Inc., $85.00, 08/19/16	(73)	(360,620)

		(361,195)

TOTAL WRITTEN OPTIONS (Cost $(254,558))		(370,854)

†	See Security Valuation Note.
*	Non-income producing security.

LLC — Limited Liability Company.

PLC — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 06/30/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Aerospace & Defense	$1,671,303	$1,671,303	$—	$—
Apparel	1,446,821	465,829	980,992	—
Auto Parts & Equipment	1,346,939	1,346,939	—	—
Banks	6,025,895	6,025,895	—	—
Biotechnology	1,268,062	1,268,062	—	—
Building Materials	2,315,264	2,315,264	—	—
Commercial Services	4,443,188	4,443,188	—	—
Distribution & Wholesale	3,417,853	3,417,853	—	—
Diversified Financial Services	4,289,302	4,289,302	—	—
Electrical Components & Equipment	849,598	849,598	—	—
Electronics	2,690,256	2,690,256	—	—
Food	4,996,268	4,996,268	—	—
Healthcare Products	7,823,653	7,823,653	—	—
Healthcare Services	2,455,436	2,455,436	—	—
Home Builders	1,772,702	1,772,702	—	—
Household Products & Wares	1,213,008	1,213,008	—	—
Insurance	1,603,848	1,603,848	—	—
Internet	4,205,926	4,205,926	—	—
Leisure Time	1,818,261	1,818,261	—	—
Machinery - Diversified	1,555,877	1,555,877	—	—
Miscellaneous Manufacturing	946,213	946,213	—	—
Oil & Gas	5,518,977	5,518,977	—	—
Pharmaceuticals	9,895,513	9,895,513	—	—
Retail	11,923,294	11,923,294	—	—
Semiconductors	4,027,496	4,027,496	—	—
Software	9,245,362	9,245,362	—	—
Toys, Games & Hobbies	2,144,773	2,144,773	—	—
Transportation	2,065,369	2,065,369	—	—

TOTAL COMMON STOCKS	$102,976,457	$101,995,465	$980,992	$—

PURCHASED OPTIONS	10,925	10,925	—	—
SHORT-TERM INVESTMENTS	1,996,806	1,996,806	—	—

TOTAL INVESTMENTS	$104,984,188	$104,003,196	$980,992	$—

LIABILITIES TABLE
Description	Total Market Value at 06/30/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
WRITTEN OPTIONS	$(370,854)	$—	$(370,854)	$—

TOTAL LIABILITIES	$(370,854)	$—	$(370,854)	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Mid Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 84.9%
Aerospace & Defense — 8.7%
AerCap Holdings N.V.*	124,100	$4,168,519
B/E Aerospace, Inc.	71,900	3,319,983
General Dynamics Corp.	29,350	4,086,694
Spirit AerosyStems Holdings, Inc., Class A*	70,300	3,022,900

		14,598,096

Airlines — 1.4%
American Airlines Group, Inc.	84,700	2,397,857

Apparel — 2.2%
Deckers Outdoor Corp.*	62,900	3,618,008

Banks — 6.2%
BB&T Corp.	52,200	1,858,842
Comerica, Inc.	79,600	3,273,948
Huntington Bancshares, Inc.	143,600	1,283,784
M&T Bank Corp.	23,100	2,731,113
State Street Corp.	23,600	1,272,512

		10,420,199

Chemicals — 2.3%
Ashland, Inc.	33,900	3,890,703

Commercial Services — 2.9%
Avis Budget Group, Inc.*	60,000	1,933,800
Hertz Global Holdings, Inc.	255,800	2,831,706

		4,765,506

Computers — 5.0%
Cadence Design Systems, Inc.*	125,700	3,054,510
Teradata Corp.*	136,200	3,414,534
Western Digital Corp.	41,323	1,952,925

		8,421,969

Electric — 5.7%
AES Corp.	321,600	4,013,568
Edison International	46,100	3,580,587
Flextronics International Ltd.*	161,300	1,903,340

		9,497,495

Electronics — 5.6%
Itron, Inc.*	114,400	4,930,640
Tyco International PLC	103,800	4,421,880

		9,352,520

Entertainment — 1.0%
Lions Gate Entertainment Corp.	78,200	1,581,986

Environmental Control — 2.4%
Covanta Holding Corp.	245,100	4,031,895

Food — 2.7%
Whole Foods Market, Inc.	138,300	4,428,366

Gas — 2.3%
CenterPoint Energy, Inc.	160,000	3,840,000

Healthcare Products — 3.5%
Zimmer Biomet Holdings, Inc.	48,300	5,814,354

	Number of Shares	Value†

Household Products & Wares — 1.7%
Avery Dennison Corp.	38,500	$2,877,875

Lodging — 1.1%
Wyndham Worldwide Corp.	24,900	1,773,627

Media — 2.0%
CBS Corp., Class B	60,100	3,271,844

Miscellaneous Manufacturing — 2.2%
Valmont Industries, Inc.	26,900	3,638,763

Oil & Gas — 4.9%
Cabot Oil & Gas Corp.	137,500	3,539,250
Devon Energy Corp.	127,900	4,636,375

		8,175,625

Pipelines — 2.2%
ONEOK, Inc.	78,300	3,715,335

Retail — 6.2%
Best Buy Co., Inc.	117,100	3,583,260
GNC Holdings, Inc., Class A	95,400	2,317,266
Kohl’s Corp.	36,800	1,395,456
Macy’s, Inc.	57,800	1,942,658
Office Depot, Inc.*	356,100	1,178,691

		10,417,331

Savings & Loans — 2.1%
BankUnited, Inc.	115,200	3,538,944

Semiconductors — 3.6%
ON Semiconductor Corp.*	314,200	2,771,244
Skyworks Solutions, Inc.	50,300	3,182,984

		5,954,228

Software — 4.3%
Check Point Software Technologies Ltd.*	49,200	3,920,256
Nuance Communications, Inc.*	213,788	3,341,506

		7,261,762

Telecommunications — 2.7%
Amdocs Ltd.	79,500	4,588,740

TOTAL COMMON STOCKS (Cost $129,798,449)		141,873,028

REAL ESTATE INVESTMENT TRUSTS — 7.3%
Building & Real Estate — 4.8%
Colony Starwood Homes	150,220	4,569,693
Starwood Property Trust, Inc.	165,900	3,437,448

		8,007,141

Diversified — 2.5%
Corrections Corporation of America	118,217	4,139,959

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $10,816,799)		12,147,100

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Mid Cap Value Fund

	Number of Shares	Value†
RIGHTS — 0.0%
Food — 0.0%
Safeway Casa Ley CVR, 01/30/19*~	47,300	$0
Safeway PDC CVR, 01/30/17*~	47,300	0

TOTAL RIGHTS (Cost $50,313)		0

SHORT-TERM INVESTMENTS — 7.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $12,206,608)	12,206,608	12,206,608

TOTAL INVESTMENTS — 99.5% (Cost $152,872,169)		166,226,736

Other Assets & Liabilities — 0.5%		884,785

TOTAL NET ASSETS — 100.0%		$167,111,521

†	See Security Valuation Note.
*	Non-income producing security.
~	Fair valued security. The total market value of fair valued securities at June 30, 2016 is $0.

Summary of inputs used to value the Fund’s investments as of 06/30/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$141,873,028	$141,873,028	$—	$—
REAL ESTATE INVESTMENT TRUSTS	12,147,100	12,147,100	—	—
RIGHTS	—	—	—	—
SHORT-TERM INVESTMENTS	12,206,608	12,206,608	—	—

TOTAL INVESTMENTS	$166,226,736	$166,226,736	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Mid Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — 90.6%
Apparel — 0.5%
Ralph Lauren Corp.	5,462	$489,504

Auto Manufacturers — 1.3%
Honda Motor Co. Ltd. ADR	26,570	673,018
Oshkosh Corp.	11,464	546,948

		1,219,966

Banks — 11.6%
Bank of Hawaii Corp.	9,632	662,682
BB&T Corp.	26,348	938,252
Comerica, Inc.	12,015	494,177
Commerce Bancshares, Inc.	19,887	952,587
M&T Bank Corp.	7,455	881,405
Northern Trust Corp.	41,056	2,720,370
State Street Corp.	16,208	873,935
SunTrust Banks, Inc.	14,795	607,779
The PNC Financial Services Group, Inc.	11,548	939,892
UMB Financial Corp.	11,092	590,205
Westamerica Bancorporation	17,864	879,981

		10,541,265

Diversified Financial Services — 2.2%
Ameriprise Financial, Inc.	4,114	369,643
Franklin Resources, Inc.	8,443	281,743
Invesco Ltd.	17,806	454,765
Markit Ltd.*	9,371	305,495
T. Rowe Price Group, Inc.	8,061	588,211

		1,999,857

Electric — 8.3%
Ameren Corp.	15,169	812,755
Consolidated Edison, Inc.	8,850	711,894
Edison International	22,047	1,712,391
Eversource Energy	8,357	500,584
NorthWestern Corp.	10,730	676,741
PG&E Corp.	24,520	1,567,318
Xcel Energy, Inc.	35,732	1,600,079

		7,581,762

Electrical Components & Equipment — 1.6%
Emerson Electric Co.	11,231	585,809
Hubbell, Inc.	7,790	821,611

		1,407,420

Electronics — 5.6%
Keysight Technologies, Inc.*	28,382	825,632
Koninklijke Philips N.V.	47,685	1,184,323
TE Connectivity Ltd.	16,243	927,638
Tyco International PLC	49,691	2,116,837

		5,054,430

Environmental Control — 2.5%
Clean Harbors, Inc.*	11,426	595,409
Republic Services, Inc.	33,330	1,710,162

		2,305,571

	Number of Shares	Value†

Food — 7.3%
ConAgra Foods, Inc.	26,282	$1,256,542
Flowers Foods, Inc.	31,863	597,431
General Mills, Inc.	12,351	880,873
Kellogg Co.	8,073	659,161
Mondelez International, Inc.	24,763	1,126,964
Sysco Corp.	27,324	1,386,420
The J.M. Smucker Co.	5,024	765,708

		6,673,099

Gas — 1.8%
Atmos Energy Corp.	9,015	733,100
Spire, Inc.	12,950	917,378

		1,650,478

Healthcare Products — 4.2%
Baxter International, Inc.	20,466	925,473
Becton Dickinson & Co.	1,931	327,478
Boston Scientific Corp.*	9,955	232,648
STERIS PLC	7,105	488,469
Zimmer Biomet Holdings, Inc.	15,354	1,848,314

		3,822,382

Healthcare Services — 2.9%
LifePoint Health, Inc.*	21,726	1,420,229
Quest Diagnostics, Inc.	14,798	1,204,705

		2,624,934

Home Builders — 1.3%
PulteGroup, Inc.	37,297	726,918
Thor Industries, Inc.	6,705	434,082

		1,161,000

Insurance — 7.1%
Aflac, Inc.	6,960	502,234
Brown & Brown, Inc.	20,593	771,620
Chubb, Ltd	10,387	1,357,685
MetLife, Inc.	15,308	609,718
ProAssurance Corp.	9,864	528,217
Reinsurance Group of America, Inc.	11,389	1,104,619
The Allstate Corp.	6,710	469,364
Torchmark Corp.	5,758	355,959
Unum Group	24,728	786,103

		6,485,519

Iron & Steel — 0.2%
Nucor Corp.	4,319	213,402

Leisure Time — 1.0%
Carnival Corp.	11,343	501,361
Polaris Industries, Inc.	5,121	418,693

		920,054

Machinery — Diversified — 0.5%
Rockwell Automation, Inc.	4,084	468,925

Miscellaneous Manufacturing — 2.0%
Ingersoll-Rand PLC	4,935	314,261
Parker-Hannifin Corp.	6,857	740,899

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Mid Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Miscellaneous Manufacturing — (continued)
Textron, Inc.	21,435	$783,663

		1,838,823

Oil & Gas — 10.5%
Anadarko Petroleum Corp.	17,868	951,471
Cimarex Energy Co.	4,481	534,673
Devon Energy Corp.	32,282	1,170,222
EQT Corp.	21,658	1,676,979
Helmerich & Payne, Inc.	3,336	223,946
Imperial Oil Ltd.	67,944	2,149,890
Noble Energy, Inc.	37,249	1,336,122
Occidental Petroleum Corp.	17,017	1,285,805
Pioneer Natural Resources Co.	1,430	216,230

		9,545,338

Oil & Gas Services — 2.0%
FMC Technologies, Inc.*	17,072	455,310
Frank’s International NV	36,501	533,280
Halliburton Co.	19,018	861,325

		1,849,915

Packaging and Containers — 2.3%
Bemis Co., Inc.	3,700	190,513
Sonoco Products Co.	13,102	650,645
WestRock Co.	32,162	1,250,137

		2,091,295

Pharmaceuticals — 1.1%
Abbott Laboratories	17,970	706,401
Mead Johnson Nutrition Co.	3,557	322,798

		1,029,199

Pipelines — 0.3%
Spectra Energy Partners LP	4,653	219,529

Retail — 3.4%
Advance Auto Parts, Inc.	7,231	1,168,746
CST Brands, Inc.	27,659	1,191,550
Target Corp.	9,961	695,477

		3,055,773

Savings & Loans — 1.0%
Capitol Federal Financial, Inc.	66,037	921,216

Semiconductors — 4.6%
Applied Materials, Inc.	52,579	1,260,318
Lam Research Corp.	8,978	754,691
Maxim Integrated Products, Inc.	31,680	1,130,659
Teradyne, Inc.	51,678	1,017,540

		4,163,208

Telecommunications — 0.9%
CenturyLink, Inc.	28,874	837,635

Toys, Games & Hobbies — 0.3%
Mattel, Inc.	7,348	229,919

Transportation — 2.3%
CSX Corp.	42,979	1,120,892

	Number of Shares	Value†

Transportation — (continued)
Heartland Express, Inc.	55,759	$969,649

		2,090,541

TOTAL COMMON STOCKS (Cost $76,238,359)		82,491,959

REAL ESTATE INVESTMENT TRUSTS — 6.3%
Apartments — 1.8%
Weyerhaeuser Co.	53,288	1,586,384

Diversified — 0.9%
Corrections Corporation of America	23,973	839,534

Healthcare — 0.2%
Welltower, Inc.	2,051	156,225

Hotels & Resorts — 1.3%
Host Hotels & Resorts, Inc.	41,733	676,492
MGM Growth Properties LLC	19,084	509,161

		1,185,653

Office Property — 2.1%
Boston Properties, Inc.	3,914	516,257
Empire State Realty Trust, Inc., Class A	24,000	455,760
Piedmont Office Realty Trust, Inc., Class A	43,678	940,824

		1,912,841

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $5,317,084)		5,680,637

EXCHANGE TRADED FUNDS — 2.2%
Investment Companies — 2.2%
iShares Russell MidCap Value Index Fund (Cost $1,811,564)	26,662	1,980,720

SHORT-TERM INVESTMENTS — 2.4%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $2,219,622)	2,219,622	2,219,622

TOTAL INVESTMENTS — 101.5% (Cost $85,586,629)		92,372,938

Other Assets & Liabilities — (1.5)%		(1,357,375)

TOTAL NET ASSETS — 100.0%		$91,015,563

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

LLC — Limited Liability Company.

LP — Limited Partnership.

PLC — Public Limited Company.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Mid Core Value Fund

Country Weightings as of 06/30/2016††
United States	92%
Other	2
Canada	2
Netherlands	2
Japan	1
United Kingdom	1

Total	100%

††%	of total investments as of June 30, 2016

Summary of inputs used to value the Fund’s investments as of 06/30/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Apparel	$489,504	$489,504	$—	$—
Auto Manufacturers	1,219,966	1,219,966	—	—
Banks	10,541,265	10,541,265	—	—
Diversified Financial Services	1,999,857	1,999,857	—	—
Electric	7,581,762	7,581,762	—	—
Electrical Components & Equipment	1,407,420	1,407,420	—	—
Electronics	5,054,430	3,870,107	1,184,323	—
Environmental Control	2,305,571	2,305,571	—	—
Food	6,673,099	6,673,099	—	—
Gas	1,650,478	1,650,478	—	—
Healthcare Products	3,822,382	3,822,382	—	—
Healthcare Services	2,624,934	2,624,934	—	—
Home Builders	1,161,000	1,161,000	—	—
Insurance	6,485,519	6,485,519	—	—
Iron & Steel	213,402	213,402	—	—
Leisure Time	920,054	920,054	—	—
Machinery — Diversified	468,925	468,925	—	—
Miscellaneous Manufacturing	1,838,823	1,838,823	—	—
Oil & Gas	9,545,338	9,545,338	—	—
Oil & Gas Services	1,849,915	1,849,915	—	—
Packaging and Containers	2,091,295	2,091,295	—	—
Pharmaceuticals	1,029,199	1,029,199	—	—
Pipelines	219,529	219,529	—	—
Retail	3,055,773	3,055,773	—	—
Savings & Loans	921,216	921,216	—	—
Semiconductors	4,163,208	4,163,208	—	—
Telecommunications	837,635	837,635	—	—
Toys, Games & Hobbies	229,919	229,919	—	—
Transportation	2,090,541	2,090,541	—	—

TOTAL COMMON STOCKS	$82,491,959	$81,307,636	$1,184,323	$—

REAL ESTATE INVESTMENT TRUSTS	5,680,637	5,680,637	—	—

EXCHANGE TRADED FUNDS	1,980,720	1,980,720	—	—
SHORT-TERM INVESTMENTS	2,219,622	2,219,622	—	—

TOTAL INVESTMENTS	$92,372,938	$91,188,615	$1,184,323	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

SMID Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 98.5%
Aerospace & Defense — 2.4%
Harris Corp.	7,150	$596,596
Orbital ATK Inc.	7,150	608,751

		1,205,347

Airlines — 1.5%
Spirit Airlines, Inc.*	16,920	759,200

Apparel — 0.8%
Columbia Sportswear Co.	6,643	382,238

Auto Parts & Equipment — 1.6%
Gentherm, Inc.*	11,962	409,698
WABCO Holdings, Inc.*	4,480	410,234

		819,932

Beverages — 1.5%
Constellation Brands, Inc., Class A	4,530	749,262

Biotechnology — 3.9%
Alnylam Pharmaceuticals, Inc.*	4,214	233,835
Bluebird Bio, Inc.*	4,060	175,757
Cambrex Corp.*	14,254	737,360
Ligand Pharmaceuticals, Inc.*	4,714	562,239
Prothena Corp. PLC*	3,695	129,177
Ultragenyx Pharmaceutical, Inc.*	2,640	129,122

		1,967,490

Building Materials — 2.8%
Masonite International Corp.*	9,560	632,299
Vulcan Materials Co.	6,450	776,322

		1,408,621

Commercial Services — 22.8%
Allegion PLC	16,010	1,111,574
Aramark	28,590	955,478
Bright Horizons Family Solutions, Inc.*	13,990	927,677
CoStar Group, Inc.*	5,894	1,288,782
Euronet Worldwide, Inc.*	9,541	660,142
HealthEquity, Inc.*	20,363	618,730
KAR Auction Services Inc.	28,914	1,206,870
LendingTree, Inc.*	4,603	406,583
SEI Investments Co.	17,930	862,612
ServiceMaster Global Holdings, Inc.*	28,862	1,148,708
TransUnion*	23,414	782,964
Vantiv, Inc., Class A*	10,487	593,564
WEX, Inc.*	9,870	875,173

		11,438,857

Computers — 1.9%
EPAM Systems, Inc.*	11,597	745,803
Secureworks Corp., Class A*	15,937	224,712

		970,515

Distribution & Wholesale — 2.8%
HD Supply Holdings, Inc.*	24,180	841,948
Pool Corp.	5,830	548,195

		1,390,143

	Number of Shares	Value†

Diversified Financial Services — 1.8%
Evercore Partners, Inc., Class A, Class A	12,000	$530,280
Raymond James Financial, Inc.	7,540	371,722

		902,002

Electrical Components & Equipment — 1.8%
Acuity Brands, Inc.	2,191	543,280
Universal Display Corp.*	5,150	349,170

		892,450

Electronics — 1.1%
FLIR Systems, Inc.	18,430	570,409

Entertainment — 4.5%
Cinemark Holdings, Inc.	21,950	800,297
Six Flags Entertainment Corp.	11,450	663,528
Vail Resorts, Inc.	5,750	794,822

		2,258,647

Environmental Control — 1.4%
Waste Connections, Inc.	10,080	726,264

Healthcare Products — 6.9%
Align Technology, Inc.*	9,740	784,557
DexCom, Inc.*	11,839	939,188
Integra LifeSciences Holdings Corp.*	9,660	770,675
Nevro Corp.*	8,096	597,161
Teleflex, Inc.	2,073	367,563

		3,459,144

Healthcare Services — 2.0%
Amedisys, Inc.*	12,200	615,856
Surgical Care Affiliates, Inc.*	7,954	379,167

		995,023

Internet — 0.7%
Yandex NV, Class A*	16,353	357,313

Machinery — Diversified — 0.9%
Cognex Corp.	10,672	459,963

Miscellaneous Manufacturing — 4.8%
A.O. Smith Corp.	10,620	935,728
Carlisle Cos., Inc.	6,450	681,636
John Bean Technologies Corp.	8,380	513,024
Proto Labs, Inc.*	4,683	269,553

		2,399,941

Oil & Gas — 0.9%
Diamondback Energy, Inc.*	5,080	463,347

Pharmaceuticals — 2.2%
Ophthotech Corp.*	2,790	142,374
VCA, Inc.*	14,100	953,301

		1,095,675

Real Estate — 1.1%
CBRE Group, Inc., Class A*	21,980	582,030

Retail — 8.4%
Burlington Stores, Inc.*	13,220	881,906

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

SMID Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
Coach, Inc.	14,670	$597,656
Dave & Buster’s Entertainment, Inc.*	11,615	543,466
Lithia Motors, Inc., Class A	4,945	351,441
Sally Beauty Holdings, Inc.*	21,120	621,139
The Michaels Cos, Inc.*	25,407	722,575
Ulta Salon Cosmetics & Fragrance, Inc.*	2,120	516,517

		4,234,700

Software — 13.6%
Broadridge Financial Solutions, Inc.	13,680	891,936
Guidewire Software, Inc.*	12,951	799,854
HubSpot, Inc.*	12,150	527,553
Paycom Software, Inc.*	20,872	901,879
ServiceNow, Inc.*	12,330	818,712
Tableau Software, Inc., Class A*	7,962	389,501
Take-Two Interactive Software, Inc.*	20,030	759,538
Tyler Technologies, Inc.*	6,341	1,057,108
Veeva Systems, Inc., Class A*	19,811	675,951

		6,822,032

Telecommunications — 2.4%
Zayo Group Holdings, Inc.*	42,856	1,196,968

Transportation — 2.0%
J.B. Hunt Transport Services, Inc.	6,160	498,529
Kansas City Southern	5,570	501,801

		1,000,330

TOTAL COMMON STOCKS (Cost $43,440,420)		49,507,843

SHORT-TERM INVESTMENTS — 2.8%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,385,624)	1,385,624	1,385,624

TOTAL INVESTMENTS — 101.3% (Cost $44,826,044)		50,893,467

Other Assets & Liabilities — (1.3)%		(638,333)

TOTAL NET ASSETS — 100.0%		$50,255,134

†	See Security Valuation Note.
*	Non-income producing security.

PLC — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 06/30/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$49,507,843	$49,507,843	$—	$—
SHORT-TERM INVESTMENTS	1,385,624	1,385,624	—	—

TOTAL INVESTMENTS	$50,893,467	$50,893,467	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

SMID Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 93.1%
Aerospace & Defense — 2.0%
B/E Aerospace, Inc.	18,180	$839,462
Esterline Technologies Corp.*	9,480	588,139

		1,427,601

Airlines — 0.7%
SkyWest, Inc.	20,260	536,080

Apparel — 1.2%
Crocs, Inc.*	74,720	842,842

Auto Manufacturers — 1.5%
Oshkosh Corp.	22,640	1,080,154

Auto Parts & Equipment — 2.6%
Dana Holding Corp.	48,940	516,806
Lear Corp.	6,840	696,039
Tenneco, Inc.*	14,090	656,735

		1,869,580

Banks — 8.4%
Associated Banc-Corp.	39,650	679,997
Comerica, Inc.	22,955	944,139
Fulton Financial Corp.	51,200	691,200
Huntington Bancshares, Inc.	105,930	947,014
Synovus Financial Corp.	20,940	607,051
Texas Capital Bancshares, Inc.*	11,370	531,661
Webster Financial Corp.	22,628	768,221
Zions Bancorporation	35,420	890,105

		6,059,388

Chemicals — 1.4%
Huntsman Corp.	48,780	656,091
Ingevity Corp.	9,279	315,857

		971,948

Commercial Services — 4.7%
ABM Industries, Inc.	24,510	894,125
Booz Allen Hamilton Holding Corp.	36,220	1,073,561
Quanta Services, Inc.*	39,460	912,315
Sotheby’s*	17,970	492,378

		3,372,379

Computers — 2.1%
Genpact Ltd.*	16,380	439,639
NCR Corp.*	39,630	1,100,525

		1,540,164

Distribution & Wholesale — 0.7%
WESCO International, Inc.*	10,240	527,258

Diversified Financial Services — 0.6%
Onemain Holdings Inc*	18,340	418,519

Electric — 3.1%
PNM Resources, Inc.	30,060	1,065,326
Westar Energy, Inc.	20,660	1,158,820

		2,224,146

	Number of Shares	Value†

Electronics — 2.8%
Keysight Technologies, Inc.*	26,200	$762,158
TTM Technologies, Inc.*	65,770	495,248
Vishay Intertechnology, Inc.	63,160	782,552

		2,039,958

Engineering & Construction — 3.8%
AECOM*	30,854	980,232
EMCOR Group, Inc.	15,840	780,278
Granite Construction, Inc.	9,630	438,647
Tutor Perini Corp.*	21,950	516,922

		2,716,079

Entertainment — 1.2%
Regal Entertainment Group, Class A	40,360	889,534

Food — 1.6%
Ingredion, Inc.	8,590	1,111,632

Gas — 1.8%
Southwest Gas Corp.	16,230	1,277,463

Hand & Machine Tools — 0.7%
Regal-Beloit Corp.	9,740	536,187

Healthcare Services — 4.5%
ICON PLC*	12,350	864,623
LifePoint Health, Inc.*	12,070	789,016
Molina Healthcare, Inc.*	17,540	875,246
WellCare Health Plans, Inc.*	6,570	704,830

		3,233,715

Home Builders — 2.3%
Meritage Homes Corp.*	19,870	745,920
PulteGroup, Inc.	46,410	904,531

		1,650,451

Household Products & Wares — 0.9%
Helen of Troy Ltd.*	5,970	613,955

Insurance — 8.6%
American Financial Group, Inc.	12,310	910,078
CNO Financial Group, Inc.	28,870	504,070
Essent Group Ltd.*	41,354	901,931
First American Financial Corp.	25,930	1,042,905
Reinsurance Group of America, Inc.	9,160	888,429
The Hanover Insurance Group, Inc.	9,660	817,429
Validus Holdings Ltd.	22,380	1,087,444

		6,152,286

Internet — 2.1%
CDW Corp.	21,730	870,939
Shutterfly, Inc.*	14,030	653,938

		1,524,877

Media — 1.7%
Cable One, Inc	990	506,296
Scholastic Corp.	17,810	705,454

		1,211,750

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

SMID Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Miscellaneous Manufacturing — 1.0%
ITT Inc	22,040	$704,839

Oil & Gas — 5.7%
Gulfport Energy Corp.*	35,910	1,122,546
Helmerich & Payne, Inc.	16,090	1,080,122
QEP Resources, Inc.*	63,620	1,121,621
Synergy Resources Corp.*	117,440	782,150

		4,106,439

Oil & Gas Services — 3.8%
MRC Global Inc*	75,190	1,068,450
Oil States International, Inc.*	23,870	784,846
RPC, Inc.*	54,770	850,578

		2,703,874

Packaging and Containers — 1.3%
Graphic Packaging Holding Co.	76,810	963,197

Retail — 7.8%
Big Lots, Inc.	17,530	878,428
Bloomin’ Brands, Inc.	54,460	973,200
Brinker International, Inc.	13,751	626,083
Caleres, Inc.	26,720	646,891
Office Depot, Inc.*	174,590	577,893
The Children’s Place, Inc.	13,020	1,043,944
The Michaels Cos, Inc.*	30,820	876,521

		5,622,960

Savings & Loans — 0.6%
First Niagara Financial Group, Inc.	43,660	425,248

Semiconductors — 3.7%
Advanced Micro Devices, Inc.*	67,290	345,871
Cypress Semiconductor Corp.	94,140	993,177
Lam Research Corp.	5,360	450,561
Qorvo, Inc.*	15,750	870,345

		2,659,954

Software — 1.2%
Verint Systems, Inc.*	26,910	891,528

Telecommunications — 5.5%
Amdocs Ltd.	16,485	951,514
Anixter International, Inc.*	16,540	881,251
Finisar Corp.*	54,080	946,941
Infinera Corp.*	43,190	487,183
Polycom, Inc.*	59,700	671,625

		3,938,514

Transportation — 1.5%
Ryder System, Inc.	8,890	543,535
Werner Enterprises, Inc.	22,230	510,623

		1,054,158

TOTAL COMMON STOCKS (Cost $60,096,509)		66,898,657

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — 4.0%
Apartments — 1.4%
Mid-America Apartment Communities, Inc.	9,830	$1,045,912

Office Property — 1.6%
Gramercy Property Trust	124,808	1,150,730

Strip Centers — 1.0%
DDR Corp.	37,940	688,232

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,241,057)		2,884,874

SHORT-TERM INVESTMENTS — 1.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $923,501)	923,501	923,501

TOTAL INVESTMENTS — 98.4% (Cost $63,261,067)		70,707,032

Other Assets & Liabilities — 1.6%		1,146,174

TOTAL NET ASSETS — 100.0%		$71,853,206

†	See Security Valuation Note.
*	Non-income producing security.

PLC — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 06/30/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$66,898,657	$66,898,657	$—	$—
REAL ESTATE INVESTMENT TRUSTS	2,884,874	2,884,874	—	—
SHORT-TERM INVESTMENTS	923,501	923,501	—	—

TOTAL INVESTMENTS	$70,707,032	$70,707,032	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Small Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 99.7%
Aerospace & Defense — 2.3%
HEICO Corp., Class A	35,796	$1,920,455

Apparel — 3.7%
Carter’s, Inc.	14,104	1,501,653
Gildan Activewear, Inc.	19,475	571,202
Wolverine World Wide, Inc.	52,214	1,060,988

		3,133,843

Auto Parts & Equipment — 0.5%
Gentherm, Inc.	11,220	384,285

Banks — 2.1%
Bank of the Ozarks, Inc.	23,820	893,726
Kearny Financial Corp.	39,534	497,338
SVB Financial Group*	3,741	355,994

		1,747,058

Beverages — 0.3%
Britvic PLC	33,152	259,424

Biotechnology — 1.1%
Ligand Pharmaceuticals, Inc.*	5,491	654,912
Puma Biotechnology, Inc.*	9,576	285,269

		940,181

Building Materials — 0.8%
Trex Co., Inc.*	15,294	687,006

Chemicals — 2.5%
Sensient Technologies Corp.	30,291	2,151,873

Commercial Services — 12.9%
Alarm.com Holdings, Inc.*	16,528	423,613
CEB, Inc.	14,637	902,810
CoStar Group, Inc.*	4,423	967,133
Euronet Worldwide, Inc.*	23,198	1,605,069
ExamWorks Group, Inc.*	10,680	372,198
Gartner, Inc.*	7,273	708,463
Healthcare Services Group, Inc.	27,592	1,141,757
HealthEquity, Inc.*	21,922	666,100
MAXIMUS, Inc.	15,126	837,527
Nord Anglia Education Inc.*	44,405	938,722
Rollins, Inc.	16,855	493,346
ServiceMaster Global Holdings, Inc.*	37,747	1,502,330
SP Plus Corp.*	15,965	360,490

		10,919,558

Computers — 4.8%
Cadence Design Systems, Inc.*	72,233	1,755,262
Fleetmatics Group PLC*	16,660	721,878
Jack Henry & Associates, Inc.	18,277	1,595,033

		4,072,173

Diversified Financial Services — 4.8%
Artisan Partners Asset Management, Inc., Class A	12,865	356,103
Financial Engines, Inc.	19,698	509,587
LPL Financial Holdings, Inc.	21,220	478,087
MarketAxess Holdings, Inc.	10,666	1,550,836
Markit Ltd.*	28,656	934,186

	Number of Shares	Value†

Diversified Financial Services — (continued)
WisdomTree Investments, Inc.	26,075	$255,274

		4,084,073

Electrical Components & Equipment — 2.8%
Belden, Inc.	20,405	1,231,850
EnerSys	19,104	1,136,115

		2,367,965

Electronics — 4.3%
CTS Corp.	33,276	596,306
FEI Co.	14,256	1,523,681
National Instruments Corp.	13,149	360,283
OSI Systems, Inc.*	12,873	748,308
Sensata Technologies Holding NV*	11,632	405,840

		3,634,418

Energy-Alternate Sources — 0.4%
SolarEdge Technologies Inc.*	17,873	350,311

Entertainment — 2.5%
AMC Entertainment Holdings, Inc., Class A	26,499	731,637
Manchester United PLC	32,130	511,831
National CineMedia, Inc.	58,233	901,447

		2,144,915

Environmental Control — 0.9%
Clean Harbors, Inc.*	14,447	752,833

Food — 0.8%
Amplify Snack Brands Inc.*	48,388	713,723

Hand & Machine Tools — 0.7%
Kennametal, Inc.	27,241	602,298

Healthcare Products — 8.0%
Bio-Techne Corp.	11,138	1,256,032
Endologix, Inc.*	69,807	869,795
Globus Medical, Inc., Class A*	30,574	728,578
LDR Holding Corp.*	29,266	1,081,379
Masimo Corp.*	14,295	750,702
Merit Medical Systems, Inc.*	32,426	643,008
Quidel Corp.*	22,969	410,226
STERIS PLC	14,522	998,388

		6,738,108

Healthcare Services — 1.2%
Catalent, Inc.*	42,836	984,800

Household Products & Wares — 1.1%
Ontex Group NV	30,563	963,622

Insurance — 1.0%
RLI Corp.	12,011	826,117

Internet — 1.5%
ChannelAdvisor Corp.*	27,144	393,317
Wayfair, Inc., Class A*	8,164	318,396
Zillow Group, Inc.*	16,070	588,965

		1,300,678

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Small Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Investment Companies — 0.4%
Pace Holdings Corp.*	33,082	$330,820

Machinery — Diversified — 1.6%
Nordson Corp.	11,062	924,894
Wabtec Corp.	6,093	427,911

		1,352,805

Medical Instruments — 0.5%
Novadaq Technologies, Inc.*	40,411	397,644

Metal Fabricate/Hardware — 1.1%
Rexnord Corp.*	47,012	922,846

Miscellaneous Manufacturing — 1.2%
Proto Labs, Inc.*	9,243	532,027
Raven Industries, Inc.	26,450	500,963

		1,032,990

Oil & Gas Services — 0.7%
Dril-Quip, Inc.*	9,605	561,220

Pharmaceuticals — 7.3%
ACADIA Pharmaceuticals, Inc.*	18,083	586,974
Akorn, Inc.*	15,950	454,336
Aralez Pharmaceuticals Inc.*	43,020	141,966
DBV Technologies SA*	13,870	452,439
Diplomat Pharmacy, Inc.*	19,795	692,825
Dyax Corp Escrow*~	36,639	40,669
Eagle Pharmaceuticals, Inc.*	10,976	425,759
Heron Therapeutics, Inc.*	18,033	325,496
Ironwood Pharmaceuticals, Inc.*	41,173	538,337
Phibro Animal Health Corp., Class A	32,971	615,239
Prestige Brands Holdings, Inc.*	20,780	1,151,212
Relypsa, Inc.*	20,205	373,793
Teligent Inc.*	53,279	380,412

		6,179,457

Publishing / Newspapers — 0.9%
Cimpress NV*	7,916	732,072

Real Estate — 0.8%
Jones Lang LaSalle, Inc.	3,866	376,742
The St. Joe Co.*	19,337	342,651

		719,393

Real Estate Investment Trusts — 0.9%
Lamar Advertising Co.	11,525	764,107

Retail — 5.4%
Biglari Holdings, Inc.*	2,905	1,171,703
Casey’s General Stores, Inc.	10,857	1,427,804
Dunkin’ Brands Group, Inc.	11,852	516,984
Five Below, Inc.*	18,864	875,478
Sally Beauty Holdings, Inc.*	21,154	622,139

		4,614,108

Semiconductors — 1.0%
ON Semiconductor Corp.*	91,512	807,136

	Number of Shares	Value†

Software — 13.4%
ACI Worldwide, Inc.*	31,596	$616,438
Athenahealth, Inc.*	5,378	742,218
Blackbaud, Inc.	37,564	2,550,595
Broadridge Financial Solutions, Inc.	34,619	2,257,159
Descartes Systems Group Inc.*	28,945	553,606
Envestnet, Inc.*	24,811	826,454
Guidewire Software, Inc.*	13,484	832,772
RealPage, Inc.*	33,084	738,766
SPS Commerce, Inc.*	7,713	467,408
SS&C Technologies Holdings, Inc.	64,016	1,797,569

		11,382,985

Telecommunications — 2.0%
NICE Systems, Ltd. ADR	26,828	1,712,968

Transportation — 1.5%
Landstar System, Inc.	9,031	620,069
Old Dominion Freight Line, Inc.*	10,169	613,292

		1,233,361

TOTAL COMMON STOCKS (Cost $69,542,911)		84,423,629

SHORT-TERM INVESTMENTS — 0.8%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $677,606)	677,606	677,606

TOTAL INVESTMENTS — 100.5% (Cost $70,220,517)		85,101,235

Other Assets & Liabilities — (0.5)%		(458,274)

TOTAL NET ASSETS — 100.0%		$84,642,961

†	See Security Valuation Note.
*	Non-income producing security.
~	Fair valued security. The total market value of fair valued securities at June 30, 2016 is $40,669.

ADR — American Depository Receipt.

PLC — Public Limited Company.

Country Weightings as of 06/30/2016††
United States	88%
Israel	3
United Kingdom	3
Canada	2
Belgium	1
Hong Kong	1
Netherlands	1
Other	1

Total	100%

††%	of total investments as of June 30, 2016

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Small Cap Growth Fund

Summary of inputs used to value the Fund’s investments as of 06/30/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Aerospace & Defense	$1,920,455	$1,920,455	$—	$—
Apparel	3,133,843	3,133,843	—	—
Auto Parts & Equipment	384,285	384,285	—	—
Banks	1,747,058	1,747,058	—	—
Beverages	259,424	—	259,424	—
Biotechnology	940,181	940,181	—	—
Building Materials	687,006	687,006	—	—
Chemicals	2,151,873	2,151,873	—	—
Commercial Services	10,919,558	10,919,558	—	—
Computers	4,072,173	4,072,173	—	—
Diversified Financial Services	4,084,073	4,084,073	—	—
Electrical Components & Equipment	2,367,965	2,367,965	—	—
Electronics	3,634,418	3,634,418	—	—
Energy-Alternate Sources	350,311	350,311	—	—
Entertainment	2,144,915	2,144,915	—	—
Environmental Control	752,833	752,833	—	—
Food	713,723	713,723	—	—
Hand & Machine Tools	602,298	602,298	—	—
Healthcare Products	6,738,108	6,738,108	—	—
Healthcare Services	984,800	984,800	—	—
Household Products & Wares	963,622	—	963,622	—
Insurance	826,117	826,117	—	—
Internet	1,300,678	1,300,678	—	—
Investment Companies	330,820	330,820	—	—
Machinery — Diversified	1,352,805	1,352,805	—	—
Medical Instruments	397,644	397,644	—	—
Metal Fabricate/Hardware	922,846	922,846	—	—
Miscellaneous Manufacturing	1,032,990	1,032,990	—	—
Oil & Gas Services	561,220	561,220	—	—
Pharmaceuticals	6,179,457	6,138,788	40,669	—
Publishing / Newspapers	732,072	732,072	—	—
Real Estate	719,393	719,393	—	—
Real Estate Investment Trusts	764,107	764,107	—	—
Retail	4,614,108	4,614,108	—	—
Semiconductors	807,136	807,136	—	—
Software	11,382,985	11,382,985	—	—
Telecommunications	1,712,968	1,712,968	—	—
Transportation	1,233,361	1,233,361	—	—

TOTAL COMMON STOCKS	$84,423,629	$83,159,914	$1,263,715	$—

SHORT-TERM INVESTMENTS	677,606	677,606	—	—

TOTAL INVESTMENTS	$85,101,235	$83,837,520	$1,263,715	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 84.9%
Aerospace & Defense — 2.3%
Curtiss-Wright Corp.	16,139	$1,359,711
Esterline Technologies Corp.*	15,832	982,217
Kaman Corp.	24,123	1,025,710
KLX, Inc.*	15,391	477,121
Moog, Inc., Class A*	21,278	1,147,310

		4,992,069

Apparel — 0.7%
Columbia Sportswear Co.	11,839	681,216
G-III Apparel Group Ltd.*	10,824	494,873
Steven Madden Ltd.*	11,800	403,324

		1,579,413

Auto Parts & Equipment — 0.2%
Tower International, Inc.	26,377	542,839

Banks — 16.9%
Ameris Bancorp	21,220	630,234
BancorpSouth, Inc.	38,876	882,096
Bank of the Ozarks, Inc.	29,067	1,090,594
Banner Corp.	26,761	1,138,413
BNC Bancorp	27,116	615,804
Boston Private Financial Holdings, Inc.	64,455	759,280
CenterState Banks, Inc.	13,841	217,996
CoBiz Financial, Inc.	34,838	407,605
Columbia Banking System, Inc.	41,626	1,168,026
Community Bank System, Inc.	27,269	1,120,483
ConnectOne Bancorp, Inc.	22,608	354,720
CU Bancorp*	11,075	251,735
CVB Financial Corp.	78,460	1,285,959
First Financial Bankshares, Inc.	36,348	1,191,851
First Merchants Corp.	38,530	960,553
First Midwest Bancorp, Inc.	45,786	804,002
Glacier Bancorp, Inc.	47,569	1,264,384
Great Western Bancorp, Inc.	46,249	1,458,693
Heritage Financial Corp.	25,020	439,852
Home BancShares, Inc.	56,465	1,117,442
Independent Bank Corp.	22,232	1,016,002
Independent Bank Group, Inc.	8,822	378,552
Lakeland Financial Corp.	11,502	540,709
LegacyTexas Financial Group, Inc.	54,414	1,464,281
MB Financial, Inc.	49,506	1,796,078
PacWest Bancorp	32,441	1,290,503
Pinnacle Financial Partners, Inc.	29,673	1,449,526
PrivateBancorp, Inc.	64,248	2,828,839
Prosperity Bancshares, Inc.	31,701	1,616,434
Renasant Corp.	34,923	1,129,061
Sandy Spring Bancorp, Inc.	14,604	424,392
South State Corp.	19,431	1,322,280
Southwest Bancorp, Inc.	12,610	213,487
State Bank Financial Corp.	32,708	665,608
Texas Capital Bancshares, Inc.*	10,628	496,965
The First of Long Island Corp.	11,277	323,312
TriCo Bancshares	16,064	443,366
UMB Financial Corp.	3,893	207,147
Webster Financial Corp.	68,560	2,327,612

	Number of Shares	Value†

Banks — (continued)
Yadkin Financial Corp.	4,205	$105,503

		37,199,379

Building Materials — 2.5%
Armstrong World Industries, Inc.*	14,197	555,812
Continental Building Products, Inc.*	31,651	703,602
Eagle Materials, Inc.	16,064	1,239,338
Gibraltar Industries, Inc.*	24,091	760,553
Masonite International Corp.*	20,250	1,339,335
Summit Materials, Inc., Class A*	47,137	964,423

		5,563,063

Chemicals — 2.1%
Methanex Corp.	1,538	44,756
Minerals Technologies, Inc.	15,767	895,565
Olin Corp.	9,165	227,659
PolyOne Corp.	23,120	814,749
Quaker Chemical Corp.	6,522	581,762
Univar Inc.*	35,903	678,926
WR Grace & Co.	17,779	1,301,600

		4,545,017

Commercial Services — 3.1%
ABM Industries, Inc.	46,660	1,702,157
HMS Holdings Corp.*	24,780	436,376
Live Nation Entertainment, Inc.*	75,689	1,778,692
MAXIMUS, Inc.	15,118	837,084
Monro Muffler Brake, Inc.	10,724	681,617
On Assignment, Inc.*	21,532	795,607
Team Health Holdings, Inc.*	14,015	569,990

		6,801,523

Computers — 1.7%
Convergys Corp.	43,722	1,093,050
DST Systems Inc.	6,634	772,397
Electronics For Imaging, Inc.*	25,354	1,091,236
NetScout Systems, Inc.*	38,228	850,573

		3,807,256

Distribution & Wholesale — 1.5%
Beacon Roofing Supply, Inc.*	32,222	1,465,134
Core-Mark Holding Co., Inc.	25,816	1,209,738
WESCO International, Inc.*	11,548	594,607

		3,269,479

Diversified Financial Services — 1.4%
MarketAxess Holdings, Inc.	7,338	1,066,945
OM Asset Management PLC	55,275	737,921
Stifel Financial Corp.*	30,544	960,609
Virtu Financial, Inc., Class A	21,719	390,942

		3,156,417

Electric — 4.3%
Black Hills Corp.	23,582	1,486,609
Dynegy, Inc.*	34,710	598,400
IDACORP, Inc.	25,693	2,090,126
NorthWestern Corp.	24,758	1,561,487
PNM Resources, Inc.	53,528	1,897,032
Portland General Electric Co.	43,287	1,909,823

		9,543,477

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electrical Components & Equipment — 0.5%
EnerSys	9,465	$562,884
Littelfuse, Inc.	4,628	546,983

		1,109,867

Electronics — 1.8%
CTS Corp.	40,353	723,126
Plexus Corp.*	21,666	935,971
Watts Water Technologies, Inc., Class A	23,918	1,393,463
Woodward, Inc.	15,485	892,555

		3,945,115

Engineering & Construction — 0.8%
EMCOR Group, Inc.	34,044	1,677,007

Entertainment — 1.3%
Marriott Vacations Worldwide Corp.	15,356	1,051,732
Vail Resorts, Inc.	12,424	1,717,370

		2,769,102

Environmental Control — 0.3%
MSA Safety, Inc.	12,091	635,140
Waste Connections Inc.	1	49

		635,189

Food — 2.0%
Pinnacle Foods, Inc.	26,712	1,236,499
Post Holdings, Inc.*	6,315	522,187
SUPERVALU, Inc.*	24,399	115,163
TreeHouse Foods, Inc.*	24,875	2,553,419

		4,427,268

Forest Products & Paper — 0.1%
Mercer International, Inc.	15,795	126,044

Gas — 2.8%
New Jersey Resources Corp.	45,394	1,749,939
South Jersey Industries, Inc.	26,499	837,899
Southwest Gas Corp.	23,016	1,811,589
WGL Holdings, Inc.	25,675	1,817,533

		6,216,960

Healthcare Products — 1.8%
CONMED Corp.	24,376	1,163,467
Endologix, Inc.*	67,261	838,072
Integra LifeSciences Holdings Corp.*	15,088	1,203,721
VWR Corp*	22,366	646,377
Wright Medical Group NV*	11,252	195,447

		4,047,084

Healthcare Services — 1.4%
Air Methods Corp.*	20,240	725,199
American Renal Associates Holdings Inc*	13,023	377,276
Amsurg Corp.*	12,141	941,413
Catalent, Inc.*	21,665	498,079
HealthSouth Corp.	14,085	546,780

		3,088,747

Home Builders — 0.8%
CalAtlantic Group, Inc.	22,666	832,069
Meritage Homes Corp.*	15,011	563,513

	Number of Shares	Value†

Home Builders — (continued)
William Lyon Homes, Class A*	17,909	$288,693

		1,684,275

Household Products & Wares — 1.2%
Spectrum Brands Holdings, Inc.	21,400	2,553,234

Insurance — 4.7%
American Equity Investment Life Holding Co.	10,333	147,245
AMERISAFE, Inc.	10,078	616,975
AmTrust Financial Services, Inc.	29,735	728,507
CNO Financial Group, Inc.	109,504	1,911,940
Endurance Specialty Holdings Ltd.	17,872	1,200,284
Enstar Group Ltd.*	5,349	866,485
Maiden Holdings Ltd.	91,230	1,116,655
National General Holdings Corp.	52,446	1,123,393
ProAssurance Corp.	14,776	791,255
Radian Group, Inc.	84,482	880,302
RLI Corp.	15,259	1,049,514

		10,432,555

Internet — 0.2%
Marketo, Inc.*	12,532	436,364

Investment Companies — 0.3%
Golub Capital BDC, Inc.	16,816	303,865
New Mountain Finance Corp.	21,024	271,210

		575,075

Iron & Steel — 0.6%
Commercial Metals Co.	53,170	898,573
United States Steel Corp.	30,946	521,749

		1,420,322

Lodging — 0.2%
Extended Stay America, Inc.	26,257	392,542

Media — 0.4%
Media General, Inc.*	4,668	80,243
Nexstar Broadcasting Group, Inc., Class A	17,160	816,473
Townsquare Media, Inc., Class A*	11,278	88,983

		985,699

Metal Fabricate/Hardware — 0.8%
RBC Bearings, Inc.*	11,766	853,035
Rexnord Corp.*	31,306	614,537
TriMas Corp.*	15,397	277,146

		1,744,718

Mining — 1.2%
Hecla Mining Co.	82,179	419,113
Kaiser Aluminum Corp.	15,796	1,428,116
Royal Gold, Inc.	10,936	787,611

		2,634,840

Miscellaneous Manufacturing — 1.5%
Barnes Group, Inc.	27,466	909,674
CLARCOR, Inc.	14,854	903,569
ITT Inc	18,934	605,509
Standex International Corp.	5,377	444,301

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Miscellaneous Manufacturing — (continued)
Trinseo SA	11,547	$495,713

		3,358,766

Oil & Gas — 5.2%
Carrizo Oil & Gas, Inc.*	26,255	941,242
Memorial Resource Development Corp.*	84,465	1,341,304
Murphy USA Inc*	12,882	955,329
Parsley Energy, Inc., Class A*	49,063	1,327,645
PBF Energy, Inc. Class A	29,368	698,371
PDC Energy, Inc.*	17,975	1,035,540
Rice Energy, Inc.*	102,681	2,263,089
RSP Permian, Inc.*	49,956	1,742,965
Synergy Resources Corp.*	37,766	251,521
Whiting Petroleum Corp.*	37,246	344,898
WPX Energy, Inc.*	60,367	562,017

		11,463,921

Oil & Gas Services — 0.3%
Thermon Group Holdings, Inc.*	33,303	639,751

Packaging and Containers — 1.2%
Berry Plastics Group, Inc.*	44,238	1,718,646
Graphic Packaging Holding Co.	72,573	910,066

		2,628,712

Pharmaceuticals — 1.0%
PRA Health Sciences, Inc.*	12,333	515,026
Prestige Brands Holdings, Inc.*	12,909	715,159
VCA, Inc.*	14,991	1,013,541

		2,243,726

Real Estate — 0.7%
Kennedy-Wilson Holdings, Inc.	79,866	1,514,259

Retail — 3.1%
American Eagle Outfitters, Inc.	57,884	922,092
Ascena Retail Group, Inc.*	7,789	54,445
Boot Barn Holdings, Inc.*	36,651	315,932
Burlington Stores, Inc.*	32,024	2,136,321
CST Brands, Inc.	13,362	575,635
GMS Inc*	13,611	302,845
Jack in the Box, Inc.	15,851	1,361,918
Lithia Motors, Inc., Class A	14,666	1,042,312
Office Depot, Inc.*	11,611	38,432

		6,749,932

Savings & Loans — 2.0%
Brookline Bancorp, Inc.	49,003	540,503
Dime Community Bancshares, Inc.	18,726	318,529
EverBank Financial Corp.	61,243	910,071
Flushing Financial Corp.	30,214	600,654
OceanFirst Financial Corp.	7,676	139,473
Oritani Financial Corp.	23,759	379,906
Provident Financial Services, Inc.	43,592	856,147
WSFS Financial Corp.	18,130	583,605

		4,328,888

Semiconductors — 3.9%
Cabot Microelectronics Corp.	14,953	633,110
Cypress Semiconductor Corp.	72,531	765,202

	Number of Shares	Value†

Semiconductors — (continued)
Entegris, Inc.*	111,861	$1,618,629
Fairchild Semiconductor International, Inc.*	51,392	1,020,131
Intersil Corp., Class A	130,830	1,771,438
MKS Instruments, Inc.	30,154	1,298,431
Semtech Corp.*	42,298	1,009,230
Silicon Laboratories, Inc.*	11,901	580,055

		8,696,226

Software — 2.3%
Bottomline Technologies, Inc.*	27,444	590,869
CommVault Systems, Inc.*	21,532	929,967
Cornerstone OnDemand, Inc.*	7,125	271,178
Monotype Imaging Holdings, Inc.	12,708	312,998
Press Ganey Holdings, Inc.*	13,085	514,895
Radware Ltd.*	41,631	468,765
Verint Systems, Inc.*	56,784	1,881,254

		4,969,926

Storage & Warehousing — 0.4%
Mobile Mini, Inc.	25,906	897,384

Telecommunications — 1.6%
Anixter International, Inc.*	15,917	848,058
Ixia*	62,551	614,251
Polycom, Inc.*	107,251	1,206,573
Viavi Solutions, Inc.*	134,433	891,291

		3,560,173

Textiles — 0.3%
G&K Services, Inc., Class A	9,556	731,703

Transportation — 1.0%
Forward Air Corp.	27,532	1,226,000
Golar LNG Ltd.	57,364	889,142

		2,115,142

Water — 0.5%
California Water Service Group	33,059	1,154,751

TOTAL COMMON STOCKS (Cost $160,172,277)		186,955,199

REAL ESTATE INVESTMENT TRUSTS — 13.2%
Apartments — 0.7%
Post Properties, Inc.	25,979	1,586,018

Building & Real Estate — 2.3%
Apollo Commercial Real Estate Finance, Inc.	33,522	538,699
Blackstone Mortgage Trust, Inc., Class A	58,671	1,623,427
MFA Financial, Inc.	170,020	1,236,045
PennyMac Mortgage Investment Trust	18,249	296,181
Two Harbors Investment Corp.	171,166	1,465,181

		5,159,533

Diversified — 0.7%
PS Business Parks, Inc.	15,157	1,607,854

Hotels & Resorts — 2.6%
Chesapeake Lodging Trust	96,094	2,234,185
Pebblebrook Hotel Trust	98,903	2,596,204

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Small Cap Value Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Hotels & Resorts — (continued)
RLJ Lodging Trust	37,245	$798,905

		5,629,294

Industrial — 0.9%
Terreno Realty Corp.	73,869	1,910,991

Internet — 1.2%
CyrusOne, Inc.	46,915	2,611,289

Office Property — 1.0%
Highwoods Properties, Inc.	22,029	1,163,131
Hudson Pacific Properties, Inc.	35,120	1,024,802

		2,187,933

Real Estate Investment Trusts — 0.7%
Care Capital Properties Inc.	57,780	1,514,414

Regional Malls — 0.2%
CBL & Associates Properties, Inc.	51,373	478,283

Storage & Warehousing — 1.9%
CubeSmart	70,736	2,184,328
Sovran Self Storage, Inc.	18,580	1,949,413

		4,133,741

Strip Centers — 1.0%
Acadia Realty Trust	61,859	2,197,232

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $25,553,149)		29,016,582

SHORT-TERM INVESTMENTS — 2.1%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $4,695,746)	4,695,746	4,695,746

TOTAL INVESTMENTS — 100.2% (Cost $190,421,172)		220,667,527

Other Assets & Liabilities — (0.2)%		(486,013)

TOTAL NET ASSETS — 100.0%		$220,181,514

†	See Security Valuation Note.
*	Non-income producing security.

PLC — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 06/30/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$186,955,199	$186,955,199	$—	$—
REAL ESTATE INVESTMENT TRUSTS	29,016,582	29,016,582	—	—
SHORT-TERM INVESTMENTS	4,695,746	4,695,746	—	—

TOTAL INVESTMENTS	$220,667,527	$220,667,527	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — 89.5%
Advertising — 0.1%
Marchex, Inc., Class B*	1,545	$4,913
MDC Partners, Inc., Class A	1,800	32,922

		37,835

Aerospace & Defense — 1.2%
AAR Corp.	1,269	29,619
Aerojet Rocketdyne Holdings, Inc.*	2,440	44,603
AeroVironment, Inc.*	718	19,960
Astronics Corp.*	878	29,202
Cubic Corp.	1,069	42,931
Curtiss-Wright Corp.	1,826	153,841
Ducommun, Inc.*	400	7,912
Esterline Technologies Corp.*	1,140	70,726
Kaman Corp.	1,048	44,561
KLX, Inc.*	2,100	65,100
Kratos Defense & Security Solutions, Inc.*	2,422	9,930
Moog, Inc., Class A*	1,291	69,611
National Presto Industries, Inc.	146	13,775
Teledyne Technologies, Inc.*	1,404	139,066
Triumph Group, Inc.	2,000	71,000

		811,837

Agriculture — 0.3%
Alico, Inc.	151	4,568
Limoneira Co.	600	10,572
MGP Ingredients, Inc.	400	15,292
Tejon Ranch Co.*	688	16,264
The Andersons, Inc.	1,132	40,231
Universal Corp.	855	49,368
Vector Group Ltd.	3,352	75,152

		211,447

Airlines — 0.4%
Allegiant Travel Co.	501	75,902
Hawaiian Holdings, Inc.*	2,126	80,703
SkyWest, Inc.	1,881	49,771
Virgin America, Inc.*	800	44,968

		251,344

Apparel — 0.8%
Columbia Sportswear Co.	1,122	64,560
Crocs, Inc.*	2,900	32,712
Deckers Outdoor Corp.*	1,300	74,776
Delta Apparel, Inc.*	300	6,765
G-III Apparel Group Ltd.*	1,708	78,090
Iconix Brand Group, Inc.*	1,842	12,452
Oxford Industries, Inc.	608	34,425
Perry Ellis International, Inc.*	414	8,329
Sequential Brands Group Inc.*	1,740	13,885
Steven Madden Ltd.*	2,549	87,125
Superior Uniform Group Inc.	500	9,545
Unifi, Inc.*	460	12,526
Vince Holding Corp.*	527	2,888
Weyco Group, Inc.	400	11,112
Wolverine World Wide, Inc.	4,182	84,978

		534,168

Auto Manufacturers — 0.1%
Navistar International Corp.*	1,800	21,042

	Number of Shares	Value†

Auto Manufacturers — (continued)
Wabash National Corp.*	2,600	$33,020

		54,062

Auto Parts & Equipment — 1.0%
American Axle & Manufacturing Holdings, Inc.*	3,016	43,672
Cooper Tire & Rubber Co.	2,249	67,065
Cooper-Standard Holding, Inc.*	600	47,394
Dana Holding Corp.	5,796	61,206
Dorman Products, Inc.*	992	56,742
Douglas Dynamics, Inc.	900	23,157
Federal-Mogul Holdings Corp.*	916	7,612
Gentherm, Inc.*	1,468	50,279
Horizon Global Corp.*	718	8,149
Meritor, Inc.*	3,645	26,244
Metaldyne Performance Group, Inc.	400	5,500
Miller Industries, Inc.	443	9,121
Modine Manufacturing Co.*	2,077	18,278
Motorcar Parts of America, Inc.*	700	19,026
Spartan Motors, Inc.	1,500	9,390
Standard Motor Products, Inc.	900	35,802
Strattec Security Corp.	100	4,077
Superior Industries International, Inc.	1,119	29,967
Supreme Industries Inc.	600	8,220
Tenneco, Inc.*	2,200	102,542
Titan International, Inc.	1,913	11,861
Tower International, Inc.	800	16,464

		661,768

Banks — 9.1%
1st Source Corp.	688	22,284
Access National Corp.	400	7,804
ACNB Corp.	300	7,533
Allegiance Bancshares Inc.*	500	12,440
American National Bankshares, Inc.	400	10,072
Ameris Bancorp	1,247	37,036
Ames National Corp.	499	13,383
Arrow Financial Corp.	378	11,450
Atlantic Capital Bancshares Inc.*	800	11,568
Avenue Financial Holdings Inc	400	7,860
BancFirst Corp.	260	15,683
Banco Latinoamericano de Comercio Exterior SA	1,110	29,415
BancorpSouth, Inc.	3,649	82,796
Bank of Marin Bancorp	290	14,027
Bank of the Ozarks, Inc.	3,352	125,767
Banner Corp.	1,200	51,048
Bar Harbor Bankshares	200	7,020
BB&T Corp.	0	0
BBCN Bancorp, Inc.	3,185	47,520
Blue Hills Bancorp, Inc.	1,300	19,188
BNC Bancorp	1,600	36,336
Boston Private Financial Holdings, Inc.	3,558	41,913
Bridge Bancorp, Inc.	707	20,079
Bryn Mawr Bank Corp.	732	21,374
C&F Financial Corp.	200	8,952
C1 Financial Inc.*	400	9,332
Camden National Corp.	326	13,692

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
Capital Bank Financial Corp., Class A	800	$23,040
Capital City Bank Group, Inc.	269	3,744
Cardinal Financial Corp.	1,218	26,723
Carolina Financial Corp.	500	9,340
Cascade Bancorp*	1,262	6,992
Cass Information Systems, Inc.	454	23,472
Cathay General Bancorp	3,050	86,010
CenterState Banks, Inc.	1,932	30,429
Central Pacific Financial Corp.	1,300	30,680
Century Bancorp, Inc., Class A	69	2,921
Chemical Financial Corp.	1,566	58,396
Citizens & Northern Corp.	356	7,198
City Holding Co.	648	29,465
CNB Financial Corp.	474	8,437
CoBiz Financial, Inc.	1,700	19,890
Codorus Valley Bancorp Inc.	400	8,148
Columbia Banking System, Inc.	2,214	62,125
Community Bank System, Inc.	1,711	70,305
Community Trust Bancorp, Inc.	683	23,673
CommunityOne Bancorp*	700	8,848
ConnectOne Bancorp, Inc.	1,060	16,631
CU Bancorp*	800	18,184
Customers Bancorp, Inc.*	1,180	29,653
CVB Financial Corp.	3,992	65,429
Eagle Bancorp, Inc.*	1,173	56,433
Enterprise Bancorp, Inc.	313	7,509
Enterprise Financial Services Corp.	782	21,810
F.N.B. Corp.	8,543	107,129
Farmers Capital Bank Corp.	300	8,205
Farmers National Banc Corp.	1,100	9,680
Fidelity Southern Corp.	607	9,512
Financial Institutions, Inc.	440	11,471
First Bancorp	824	14,486
First Bancorp Puerto Rico*	4,700	18,659
First Bancorp, Inc.	234	5,040
First Busey Corp.	1,334	28,534
First Business Financial Services, Inc.	400	9,388
First Citizens BancShares, Inc., Class A	304	78,709
First Commonwealth Financial Corp.	3,121	28,713
First Community Bancshares, Inc.	626	14,047
First Connecticut Bancorp, Inc.	659	10,913
First Financial Bancorp	2,605	50,667
First Financial Bankshares, Inc.	2,452	80,401
First Financial Corp.	480	17,578
First Foundation Inc.*	600	12,900
First Interstate BancSystem, Inc., Class A	800	22,480
First Merchants Corp.	1,538	38,342
First Mid-Illinois Bancshares Inc.	300	7,500
First Midwest Bancorp, Inc.	3,214	56,438
First NBC Bank Holding Co.*	600	10,074
First Northwest Bancorp*	500	6,370
FirstMerit Corp.	6,394	129,606
Franklin Financial Network Inc.*	300	9,408
Fulton Financial Corp.	6,900	93,150
German American Bancorp, Inc.	692	22,123
Glacier Bancorp, Inc.	2,921	77,640

	Number of Shares	Value†

Banks — (continued)
Great Southern Bancorp, Inc.	471	$17,413
Great Western Bancorp, Inc.	2,400	75,696
Green Bancorp Inc.*	700	6,104
Guaranty Bancorp	500	8,350
Hancock Holding Co.	3,072	80,210
Hanmi Financial Corp.	1,213	28,493
Heartland Financial USA, Inc.	917	32,361
Heritage Commerce Corp.	600	6,318
Heritage Financial Corp.	1,130	19,865
Heritage Oaks Bancorp	1,300	10,322
Home BancShares, Inc.	4,928	97,525
Horizon Bancorp	400	10,056
IBERIABANK Corp.	1,646	98,316
Independent Bank Corp.	971	44,375
Independent Bank Corp.	1,000	14,510
Independent Bank Group, Inc.	400	17,164
International Bancshares Corp.	2,225	58,050
Kearny Financial Corp.	3,876	48,760
Lakeland Bancorp, Inc.	1,711	19,471
Lakeland Financial Corp.	594	27,924
LCNB Corp.	400	6,320
LegacyTexas Financial Group, Inc.	1,866	50,214
Live Oak Bancshares Inc.	900	12,699
Macatawa Bank Corp.	1,300	9,646
MainSource Financial Group, Inc.	921	20,308
MB Financial, Inc.	2,884	104,632
MBT Financial Corp.	900	7,200
Mercantile Bank Corp.	800	19,088
Merchants Bancshares, Inc.	86	2,621
MidWestOne Financial Group, Inc.	400	11,424
National Bankshares, Inc.	319	11,140
National Commerce Corp.*	400	9,328
NBT Bancorp, Inc.	1,769	50,646
Nicolet Bankshares Inc.*	300	11,424
Northrim BanCorp, Inc.	300	7,887
OFG Bancorp	1,810	15,023
Old Line Bancshares, Inc.	400	7,200
Old National Bancorp	5,361	67,173
Old Second Bancorp, Inc.	1,600	10,928
Opus Bank	700	23,660
Orrstown Financial Services, Inc.	400	7,220
Pacific Continental Corp.	862	13,542
Park National Corp.	524	48,093
Park Sterling Corp.	1,600	11,344
Peapack Gladstone Financial Corp.	636	11,772
Penns Woods Bancorp, Inc.	268	11,253
People’s Utah Bancorp	600	9,960
Peoples Bancorp, Inc.	572	12,464
Peoples Financial Services Corp.	300	11,742
Pinnacle Financial Partners, Inc.	1,663	81,238
Preferred Bank	500	14,438
Premier Financial Bancorp Inc.	400	6,740
PrivateBancorp, Inc.	3,098	136,405
Prosperity Bancshares, Inc.	2,726	138,999
QCR Holdings, Inc.	400	10,876
Renasant Corp.	1,635	52,860

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
Republic Bancorp, Inc., Class A	387	$10,693
Republic First Bancorp, Inc.*	1,700	7,327
S&T Bancorp, Inc.	1,259	30,783
Sandy Spring Bancorp, Inc.	1,085	31,530
Seacoast Banking Corp of Florida*	1,040	16,890
ServisFirst Bancshares, Inc.	900	44,451
Shore Bancshares, Inc.	600	7,050
Sierra Bancorp	712	11,883
Simmons First National Corp., Class A	1,100	50,804
South State Corp.	958	65,192
Southern First Bancshares Inc.*	300	7,230
Southern National Bancorp of Virginia Inc.	600	7,290
Southside Bancshares, Inc.	946	29,252
Southwest Bancorp, Inc.	636	10,768
State Bank Financial Corp.	1,600	32,560
Stock Yards Bancorp, Inc.	967	27,298
Stonegate Bank	500	16,135
Suffolk Bancorp	443	13,870
Summit Financial Group Inc.	400	7,000
Sun Bancorp, Inc.*	220	4,545
Talmer Bancorp, Inc., Class A	2,400	46,008
Texas Capital Bancshares, Inc.*	1,873	87,582
The Bancorp, Inc.*	1,412	8,500
The First of Long Island Corp.	593	17,001
Tompkins Financial Corp.	558	36,270
Towne Bank	1,832	39,663
TriCo Bancshares	904	24,950
TriState Capital Holdings, Inc.*	1,000	13,730
Triumph BanCorp., Inc.*	500	8,000
TrustCo Bank Corp.	3,252	20,845
Trustmark Corp.	2,630	65,356
UMB Financial Corp.	1,781	94,767
Umpqua Holdings Corp.	8,501	131,510
Union Bankshares Corp.	1,828	45,170
United Bankshares, Inc.	2,692	100,977
United Community Banks, Inc.	2,878	52,639
Univest Corp. of Pennsylvania	600	12,612
Valley National Bancorp	9,435	86,047
Walker & Dunlop, Inc.*	900	20,502
Washington Trust Bancorp, Inc.	670	25,406
WashingtonFirst Bankshares Inc.	400	8,644
Webster Financial Corp.	3,528	119,776
WesBanco, Inc.	1,531	47,538
West Bancorporation, Inc.	778	14,463
Westamerica Bancorporation	1,073	52,856
Wilshire Bancorp, Inc.	2,676	27,884
Wintrust Financial Corp.	1,942	99,042
Yadkin Financial Corp.	2,050	51,435
Your Community Bankshares Inc.	200	7,432

		5,988,166

Beverages — 0.2%
Coca-Cola Bottling Co. Consolidated	174	25,660
Craft Brew Alliance, Inc.*	700	8,064
Farmer Bros Co.*	204	6,540
National Beverage Corp.*	442	27,762
Primo Water Corp.*	1,000	11,810

	Number of Shares	Value†

Beverages — (continued)
The Boston Beer Co., Inc., Class A*	359	$61,400

		141,236

Biotechnology — 3.4%
Acceleron Pharma, Inc.*	1,100	37,378
Achillion Pharmaceuticals, Inc.*	4,300	33,540
Acorda Therapeutics, Inc.*	1,731	44,149
Aduro Biotech, Inc.*	1,500	16,965
Advaxis, Inc.*	1,000	8,090
Adverum Biotechnologies Inc*	700	2,212
Agenus, Inc.*	3,200	12,960
Alder Biopharmaceuticals, Inc.*	1,900	47,443
AMAG Pharmaceuticals, Inc.*	1,256	30,043
Anavex Life Sciences Corp.*	300	1,833
ANI Pharmaceuticals, Inc.*	300	16,746
Applied Genetic Technologies Corp.*	600	8,478
Ardelyx, Inc.*	800	6,984
Arena Pharmaceuticals, Inc.*	8,506	14,545
ARIAD Pharmaceuticals, Inc.*	6,600	48,774
Arrowhead Pharmaceuticals Inc*	2,100	11,172
Atara Biotherapeutics, Inc.*	700	15,757
Athersys Inc.*	3,600	7,812
Bellicum Pharmaceuticals, Inc.*	900	11,664
BioCryst Pharmaceuticals, Inc.*	2,900	8,236
BioTime, Inc.*	1,100	2,871
Bluebird Bio, Inc.*	1,500	64,935
Blueprint Medicines Corp.*	900	18,225
Cambrex Corp.*	1,167	60,369
Celator Pharmaceuticals Inc.*	1,300	39,234
Celldex Therapeutics, Inc.*	3,644	15,997
Cellular Biomedicine Group, Inc.*	300	3,597
ChromaDex Corp.*	1,400	5,796
Coherus Biosciences, Inc.*	1,300	21,957
Curis, Inc.*	3,600	5,616
Cytokinetics, Inc.*	1,000	9,490
CytomX Therapeutics Inc.*	400	4,086
CytRx Corp.*	2,600	5,798
Dermira, Inc.*	900	26,325
Dynavax Technologies Corp.*	1,320	19,246
Edge Therapeutics Inc.*	800	8,088
Editas Medicine Inc*	400	9,760
Emergent BioSolutions, Inc.*	1,258	35,375
Enzo Biochem, Inc.*	1,800	10,746
Epizyme, Inc.*	1,900	19,456
Exact Sciences Corp.*	3,600	44,100
Exelixis, Inc.*	9,269	72,391
Five Prime Therapeutics, Inc.*	1,000	41,350
Foundation Medicine, Inc.*	518	9,666
Galena Biopharma, Inc.*	8,000	3,729
Geron Corp.*	6,550	17,554
Halozyme Therapeutics, Inc.*	3,989	34,425
Idera Pharmaceuticals, Inc.*	2,300	3,519
ImmunoGen, Inc.*	3,263	10,050
Immunomedics, Inc.*	2,936	6,811
Innoviva Inc.*	3,600	37,908
Inovio Pharmaceuticals, Inc.*	2,500	23,100
Insmed, Inc.*	2,300	22,678

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Biotechnology — (continued)
Intellia Therapeutics Inc.*	300	$6,405
Karyopharm Therapeutics, Inc.*	800	5,368
Kite Pharma, Inc.*	1,600	80,000
Lexicon Pharmaceuticals, Inc.*	1,760	25,256
Ligand Pharmaceuticals, Inc.*	744	88,737
Lion Biotechnologies, Inc.*	1,500	12,150
Loxo Oncology, Inc.*	600	13,908
MacroGenics, Inc.*	1,300	35,087
Merrimack Pharmaceuticals, Inc.*	4,500	24,255
Momenta Pharmaceuticals, Inc.*	2,182	23,566
Myriad Genetics, Inc.*	2,700	82,620
NeoGenomics, Inc.*	1,700	13,668
NewLink Genetics Corp.*	700	7,882
Novavax, Inc.*	10,129	73,638
Omeros Corp.*	1,400	14,728
OncoMed Pharmaceuticals, Inc.*	600	7,386
Organovo Holdings, Inc.*	2,700	10,044
Pacific Biosciences of California, Inc.*	3,200	22,512
Paratek Pharmaceuticals, Inc.*	400	5,564
PDL BioPharma, Inc.	6,217	19,521
Pfenex, Inc.*	500	4,185
PharmAthene, Inc.*	3,100	7,564
Prothena Corp. PLC*	1,400	48,944
PTC Therapeutics, Inc.*	1,200	8,424
Puma Biotechnology, Inc.*	1,000	29,790
REGENXBIO Inc.*	300	2,400
Repligen Corp.*	1,300	35,568
Retrophin, Inc.*	1,200	21,372
Rigel Pharmaceuticals, Inc.*	2,690	5,999
RTI Surgical, Inc.*	2,035	7,306
Sage Therapeutics, Inc.*	1,100	33,143
Sangamo BioSciences, Inc.*	2,403	13,913
Spark Therapeutics, Inc.*	700	35,791
Spectrum Pharmaceuticals, Inc.*	2,414	15,860
Stemline Therapeutics, Inc.*	400	2,708
Synthetic Biologics Inc.*	3,800	6,840
The Medicines Co.*	2,592	87,169
Theravance Biopharma Inc.*	1,500	34,035
Tokai Pharmaceuticals Inc.*	600	3,306
Trovagene, Inc.*	800	3,624
Ultragenyx Pharmaceutical, Inc.*	1,500	73,365
Versartis, Inc.*	700	7,742
WaVe Life Sciences Ltd.*	400	8,276
XBiotech Inc.*	800	16,736
ZIOPHARM Oncology, Inc.*	4,627	25,402

		2,210,786

Building Materials — 1.7%
AAON, Inc.	1,585	43,603
Apogee Enterprises, Inc.	1,243	57,613
Armstrong Flooring Inc.*	1,000	16,950
Boise Cascade Co.*	1,400	32,130
Builders FirstSource, Inc.*	3,473	39,071
Caesarstone Ltd.*	1,000	34,760
Comfort Systems USA, Inc.	1,527	49,734
Continental Building Products, Inc.*	1,500	33,345
Drew Industries, Inc.	891	75,593

	Number of Shares	Value†

Building Materials — (continued)
Gibraltar Industries, Inc.*	1,101	$34,759
Griffon Corp.	1,256	21,176
Headwaters, Inc.*	2,880	51,667
Louisiana-Pacific Corp.*	5,794	100,526
LSI Industries, Inc.	1,314	14,546
Masonite International Corp.*	1,200	79,368
NCI Building Systems, Inc.*	1,264	20,211
Nortek, Inc.*	400	23,724
Patrick Industries, Inc.*	650	39,189
PGT, Inc.*	1,700	17,510
Ply Gem Holdings, Inc.*	600	8,742
Quanex Building Products Corp.	1,425	26,491
Simpson Manufacturing Co., Inc.	1,685	67,350
Summit Materials, Inc., Class A*	2,613	53,462
Trex Co., Inc.*	1,262	56,689
Universal Forest Products, Inc.	783	72,576
US Concrete, Inc.*	600	36,546

		1,107,331

Chemicals — 2.2%
A. Schulman, Inc.	1,188	29,011
Aceto Corp.	1,042	22,809
American Vanguard Corp.	1,078	16,289
Axiall Corp.	2,900	94,569
Balchem Corp.	1,205	71,878
Chemtura Corp.*	2,514	66,319
Codexis, Inc.*	1,600	6,448
CSW Industrials Inc.*	600	19,566
Ferro Corp.*	3,438	46,001
GCP Applied Technologies Inc.*	2,900	75,516
H.B. Fuller Co.	1,980	87,100
Hawkins, Inc.	449	19,491
Ingevity Corp.*	1,700	57,868
Innophos Holdings, Inc.	796	33,599
Innospec, Inc.	900	41,391
KMG Chemicals, Inc.	500	12,995
Kraton Performance Polymers, Inc.*	1,241	34,661
Kronos Worldwide, Inc.	900	4,725
Landec Corp.*	1,218	13,106
Minerals Technologies, Inc.	1,328	75,431
Oil-Dri Corp. of America	97	3,350
Olin Corp.	6,592	163,745
OMNOVA Solutions, Inc.*	2,368	17,168
PolyOne Corp.	3,355	118,230
Quaker Chemical Corp.	511	45,581
Rayonier Advanced Materials, Inc.	1,400	19,026
Sensient Technologies Corp.	1,774	126,025
Stepan Co.	708	42,147
The Chemours Co.	7,500	61,800
Tronox Ltd., Class A	2,400	10,584
Univar Inc.*	1,700	32,147

		1,468,576

Coal — 0.0%
SunCoke Energy, Inc.*	2,341	13,625
Westmoreland Coal Co.*	600	5,712

		19,337

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Commercial Services — 5.1%
Aaron’s Inc.	2,700	$59,103
ABM Industries, Inc.	2,139	78,031
Acacia Research Corp.*	1,880	8,272
Alarm.com Holdings, Inc.*	400	10,252
Albany Molecular Research, Inc.*	900	12,096
American Public Education, Inc.*	755	21,216
AMN Healthcare Services, Inc.*	1,909	76,303
Apollo Education Group, Inc., Class A*	3,300	30,096
ARC Document Solutions, Inc.*	1,436	5,586
Ascent Capital Group Inc., Class A*	531	8,172
Barrett Business Services, Inc.	342	14,131
Bridgepoint Education, Inc.*	480	3,475
Bright Horizons Family Solutions, Inc.*	1,800	119,358
Capella Education Co.	407	21,424
Cardtronics, Inc.*	1,763	70,185
Care.com Inc*	1,100	12,848
Career Education Corp.*	2,300	13,685
Carriage Services, Inc.	600	14,208
CBIZ, Inc.*	2,140	22,277
CEB, Inc.	1,269	78,272
Collectors Universe, Inc.	400	7,900
CorVel Corp.*	362	15,631
Cotiviti Holdings Inc.*	600	12,678
CPI Card Group Inc.	800	4,008
CRA International, Inc.*	274	6,910
Cross Country Healthcare, Inc.*	1,084	15,089
Deluxe Corp.	1,907	126,568
DeVry Education Group, Inc.	2,300	41,032
Electro Rent Corp.*	715	11,018
Ennis, Inc.	858	16,456
EVERTEC, Inc.	2,600	40,404
ExamWorks Group, Inc.*	1,500	52,275
ExlService Holdings, Inc.*	1,400	73,374
Forrester Research, Inc.	375	13,823
Franklin Covey Co.*	597	9,152
FTI Consulting, Inc.*	1,556	63,298
Grand Canyon Education, Inc.*	1,756	70,100
Great Lakes Dredge & Dock Corp.*	2,751	11,994
Green Dot Corp., Class A*	1,900	43,681
Healthcare Services Group, Inc.	2,880	119,174
HealthEquity, Inc.*	1,800	54,693
Heidrick & Struggles International, Inc.	669	11,293
HMS Holdings Corp.*	3,415	60,138
Huron Consulting Group, Inc.*	828	50,028
ICF International, Inc.*	748	30,593
INC Research Holdings, Inc., Class A*	1,700	64,821
Insperity, Inc.	624	48,192
James River Group Holdings Ltd.	600	20,376
K12, Inc.*	1,152	14,388
Kelly Services, Inc., Class A	1,014	19,236
Kforce, Inc.	1,086	18,343
Korn/Ferry International	2,390	49,473
Landauer, Inc.	480	19,757
LendingTree, Inc.*	300	26,499
Liberty Tax, Inc.	200	2,664
LifeLock, Inc.*	3,700	58,497

	Number of Shares	Value†

Commercial Services — (continued)
Matthews International Corp., Class A	1,305	$72,610
MAXIMUS, Inc.	2,588	143,298
McGrath RentCorp	953	29,152
Medifast, Inc.	331	11,012
MoneyGram International, Inc.*	878	6,014
Monro Muffler Brake, Inc.	1,237	78,624
Monster Worldwide, Inc.*	3,900	9,321
Multi-Color Corp.	467	29,608
National Research Corp., Class A	687	9,412
Navigant Consulting, Inc.*	1,984	32,042
On Assignment, Inc.*	1,952	72,126
PAREXEL International Corp.*	2,099	131,985
Patriot National Inc.*	500	4,090
Paylocity Holding Corp.*	900	38,880
PFSWeb, Inc.*	400	3,800
Quad/Graphics, Inc.	1,000	23,290
Rent-A-Center, Inc.	1,953	23,983
Resources Connection, Inc.	1,322	19,539
RPX Corp.*	2,100	19,257
ServiceSource International, Inc.*	2,400	9,672
Sotheby’s*	2,041	55,923
SP Plus Corp.*	793	17,906
Strayer Education, Inc.*	400	19,652
Team Health Holdings, Inc.*	2,772	112,737
Team, Inc.*	1,383	34,340
TeleTech Holdings, Inc.	707	19,181
The Advisory Board Co.*	1,550	54,855
The Brink’s Co.	1,910	54,416
The Hackett Group, Inc.	1,116	15,479
The Providence Service Corp.*	600	26,928
Travelport Worldwide Ltd.	4,700	60,583
TriNet Group, Inc.*	1,700	35,343
TrueBlue, Inc.*	1,576	29,818
Vectrus, Inc.*	300	8,547
Viad Corp.	771	23,901
Weight Watchers International, Inc.*	1,200	13,956

		3,333,826

Computers — 2.5%
3D Systems Corp.*	4,400	60,236
A10 Networks, Inc.*	2,000	12,940
Agilysys, Inc.*	376	3,937
Barracuda Networks, Inc.*	1,000	15,140
CACI International, Inc., Class A*	950	85,889
Carbonite, Inc.*	800	7,784
Convergys Corp.	3,583	89,575
Cray, Inc.*	1,599	47,842
Datalink Corp.*	900	6,750
Diebold, Inc.	2,500	62,075
Digimarc Corp.	300	9,588
Electronics For Imaging, Inc.*	1,824	78,505
Engility Holdings, Inc.*	700	14,784
EPAM Systems, Inc.*	1,900	122,189
Fleetmatics Group PLC*	1,500	64,995
Globant SA*	1,100	43,285
Immersion Corp.*	842	6,180
Insight Enterprises, Inc.*	1,543	40,118

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Computers — (continued)
LivePerson, Inc.*	1,925	$12,205
Lumentum Holdings, Inc.*	2,100	50,820
Maxwell Technologies, Inc.*	1,500	7,920
Mentor Graphics Corp.	4,376	93,034
Mercury Systems, Inc.*	1,436	35,699
Mitek Systems, Inc.*	1,400	9,954
MTS Systems Corp.	560	24,550
NetScout Systems, Inc.*	3,865	85,996
Nimble Storage, Inc.*	2,700	21,492
Pure Storage Inc., Class A*	2,600	28,340
Qualys, Inc.*	1,100	32,791
RadiSys Corp.*	1,700	7,616
Science Applications International Corp.	1,800	105,030
Silicon Graphics International Corp.*	1,366	6,871
Silver Spring Networks, Inc.*	1,500	18,225
Stratasys Ltd.*	2,100	48,069
Super Micro Computer, Inc.*	1,471	36,554
Sykes Enterprises, Inc.*	1,536	44,483
Synaptics, Inc.*	1,416	76,110
Syntel, Inc.*	1,360	61,554
The KEYW Holding Corp.*	1,300	12,922
Unisys Corp.*	1,724	12,551
USA Technologies Inc.*	1,800	7,686
Varonis Systems, Inc.*	300	7,206
Virtusa Corp.*	1,089	31,450
Vocera Communications, Inc.*	800	10,280

		1,661,220

Cosmetics & Personal Care — 0.2%
Avon Products, Inc.*	17,900	67,662
Elizabeth Arden, Inc.*	760	10,458
Inter Parfums, Inc.	624	17,828
Revlon, Inc., Class A*	570	18,342

		114,290

Distribution & Wholesale — 0.7%
Beacon Roofing Supply, Inc.*	2,381	108,264
Core-Mark Holding Co., Inc.	1,764	82,661
Essendant, Inc.	1,519	46,421
Fossil Group, Inc.*	1,700	48,501
H&E Equipment Services, Inc.	1,159	22,056
Owens & Minor, Inc.	2,476	92,553
ScanSource, Inc.*	981	36,405
Siteone Landscape Supply Inc*	500	16,995
Titan Machinery, Inc.*	523	5,831
Veritiv Corp.*	300	11,274

		470,961

Diversified Financial Services — 2.3%
Aircastle Ltd.	1,976	38,651
Altisource Portfolio Solutions SA*	500	13,920
Associated Capital Group Inc., Class A*	262	7,514
BGC Partners, Inc., Class A	8,807	76,709
Blackhawk Network Holdings, Inc.*	2,200	73,678
Calamos Asset Management, Inc., Class A	469	3,428
Cohen & Steers, Inc.	817	33,040
Cowen Group, Inc., Class A*	3,790	11,218

	Number of Shares	Value†

Diversified Financial Services — (continued)
Diamond Hill Investment Group, Inc.*	107	$20,161
Ellie Mae, Inc.*	1,200	109,980
Encore Capital Group, Inc.*	997	23,459
Enova International, Inc.*	1,029	7,573
Evercore Partners, Inc., Class A, Class A	1,622	71,676
Federal Agricultural Mortgage Corp., Class C	300	10,446
Financial Engines, Inc.	2,100	54,327
FNFV Group*	2,800	32,116
GAIN Capital Holdings, Inc.	800	5,056
GAMCO Investors, Inc., Class A	262	8,586
Greenhill & Co., Inc.	1,100	17,710
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,400	30,240
Houlihan Lokey Inc.	600	13,422
Impac Mortgage Holdings, Inc.*	500	7,840
INTL. FCstone, Inc.*	593	16,183
Investment Technology Group, Inc.	1,300	21,736
Janus Capital Group, Inc.	5,600	77,952
KCG Holdings, Inc., Class A*	2,181	29,007
Ladder Capital Corp.Class A	1,536	18,739
Ladenburg Thalmann Financial Services, Inc.*	4,000	9,440
LendingClub Corp.*	13,400	57,620
Manning & Napier, Inc.	700	6,650
Marlin Business Services Corp.	200	3,260
Moelis & Co., Class A	600	13,500
Nationstar Mortgage Holdings, Inc.*	1,300	14,638
Nelnet, Inc., Class A	799	27,765
NewStar Financial, Inc.*	1,300	10,946
Ocwen Financial Corp.*	3,800	6,498
OM Asset Management PLC	1,700	22,695
On Deck Capital, Inc.*	2,200	11,330
Oppenheimer Holdings, Inc., Class A	238	3,680
PennyMac Financial Service, Class A, Class A*	500	6,245
PHH Corp.*	1,989	26,494
Piper Jaffray Cos.*	487	18,360
PJT Partners Inc.	800	18,400
PRA Group, Inc.*	1,848	44,611
Pzena Investment Management, Inc., Class A	130	989
Regional Management Corp.*	600	8,796
Stifel Financial Corp.*	2,706	85,104
Teton Advisors, Inc., Class B~	2	0
Virtu Financial, Inc., Class A	1,100	19,800
Virtus Investment Partners, Inc.	240	17,083
Waddell & Reed Financial, Inc., Class A	3,200	55,104
Wageworks, Inc.*	1,500	89,715
Walter Investment Management Corp.*	1,353	3,734
Westwood Holdings Group, Inc.	311	16,110
WisdomTree Investments, Inc.	4,400	43,076
World Acceptance Corp.*	262	11,947

		1,487,957

Electric — 2.4%
Abengoa Yield PLC	2,100	39,018
ALLETE, Inc.	2,051	132,556
Ameresco, Inc., Class A*	1,100	4,807

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electric — (continued)
Atlantic Power Corp.*	4,127	$10,235
Avista Corp.	2,439	109,267
Black Hills Corp.	2,048	129,106
Dynegy, Inc.*	5,000	86,200
El Paso Electric Co.	1,577	74,545
EnerNOC, Inc.*	1,300	8,216
Genie Energy Ltd., Class B*	800	5,416
IDACORP, Inc.	2,001	162,781
MGE Energy, Inc.	1,342	75,843
NorthWestern Corp.	1,980	124,879
NRG Yield, Inc., Class A	1,500	22,830
NRG Yield, Inc., Class C	2,500	38,975
Ormat Technologies, Inc.	1,500	65,640
Otter Tail Corp.	1,592	53,316
PNM Resources, Inc.	3,110	110,218
Portland General Electric Co.	3,656	161,303
Spark Energy Inc.	200	6,610
Talen Energy Corp.*	3,500	47,425
The Empire District Electric Co.	1,719	58,395
Unitil Corp.	663	28,290

		1,555,871

Electrical Components & Equipment — 1.1%
Advanced Energy Industries, Inc.*	1,693	64,266
Belden, Inc.	1,655	99,912
Encore Wire Corp.	771	28,743
Energous Corp.*	700	9,065
EnerSys	1,723	102,467
Generac Holdings, Inc.*	2,649	92,609
General Cable Corp.	1,900	24,149
Graham Corp.	466	8,584
Insteel Industries, Inc.	691	19,756
Littelfuse, Inc.	878	103,771
Novanta Inc*	1,500	22,725
Powell Industries, Inc.	429	16,877
Universal Display Corp.*	1,649	111,802
Vicor Corp.*	422	4,249

		708,975

Electronics — 2.2%
Allied Motion Technologies Inc.	400	9,304
American Science & Engineering, Inc.	278	10,400
Applied Optoelectronics, Inc.*	700	7,805
AVX Corp.	1,600	21,728
Badger Meter, Inc.	559	40,824
Bel Fuse, Inc., Class B	269	4,783
Benchmark Electronics, Inc.*	2,077	43,928
Brady Corp., Class A	1,857	56,750
Coherent, Inc.*	973	89,302
Control4 Corp.*	400	3,264
CTS Corp.	1,263	22,633
Electro Scientific Industries, Inc.	1,300	7,592
ESCO Technologies, Inc.	1,034	41,298
FARO Technologies, Inc.*	620	20,975
Fluidigm Corp.*	1,100	9,933
GoPro Inc.*	4,200	45,402
II-VI, Inc.*	2,456	46,074
IMAX Corp.*	2,500	73,700

	Number of Shares	Value†

Electronics — (continued)
Imprivata, Inc.*	300	$4,200
Itron, Inc.*	1,300	56,030
Kimball Electronics, Inc.*	933	11,616
Mesa Laboratories, Inc.	100	12,300
Methode Electronics, Inc.	1,460	49,976
Multi-Fineline Electronix, Inc.*	452	10,486
NVE Corp.	209	12,258
OSI Systems, Inc.*	757	44,004
Park Electrochemical Corp.	833	12,103
Plexus Corp.*	1,303	56,290
Rofin-Sinar Technologies, Inc.*	1,186	37,881
Rogers Corp.*	760	46,436
Sanmina Corp.*	3,126	83,808
Sparton Corp.*	400	8,708
Stoneridge, Inc.*	1,273	19,019
TASER International, Inc.*	2,011	50,034
Tech Data Corp.*	1,400	100,590
TTM Technologies, Inc.*	2,429	18,290
Vishay Intertechnology, Inc.	5,400	66,906
Vishay Precision Group, Inc.*	300	4,026
Watts Water Technologies, Inc., Class A	1,117	65,076
Woodward, Inc.	2,123	122,370
ZAGG, Inc.*	900	4,725

		1,452,827

Energy-Alternate Sources — 0.3%
Clean Energy Fuels Corp.*	2,900	10,063
FuelCell Energy Inc.*	581	3,614
FutureFuel Corp.	1,100	11,968
Green Plains, Inc.	1,467	28,929
Pacific Ethanol, Inc.*	900	4,905
Pattern Energy Group, Inc.	2,300	52,831
Plug Power, Inc.*	6,800	12,648
Renewable Energy Group, Inc.*	1,600	14,128
REX American Resources Corp.*	192	11,487
Sunrun Inc.*	2,700	16,011
TerraForm Global Inc., Class A*	2,100	6,846
Terraform Power, Inc., Class A*	3,700	40,330
Vivint Solar, Inc.*	800	2,456

		216,216

Engineering & Construction — 1.0%
Aegion Corp.*	1,555	30,338
Argan, Inc.	536	22,362
Dycom Industries, Inc.*	1,253	112,469
EMCOR Group, Inc.	2,463	121,327
Exponent, Inc.	1,040	60,746
Granite Construction, Inc.	1,644	74,884
Hill International, Inc.*	1,500	6,105
MasTec, Inc.*	2,464	54,997
McDermott International, Inc.*	9,300	45,942
Mistras Group, Inc.*	800	19,096
MYR Group, Inc.*	683	16,447
NV5 Holdings Inc*	300	8,532
Orion Marine Group, Inc.*	1,137	6,038
Topbuild Corp.*	1,600	57,920
Tutor Perini Corp.*	1,397	32,899

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Engineering & Construction — (continued)
VSE Corp.	204	$13,627

		683,729

Entertainment — 0.9%
AMC Entertainment Holdings, Inc., Class A	800	22,088
Carmike Cinemas, Inc.*	1,100	33,132
Churchill Downs, Inc.	520	65,707
DreamWorks Animation SKG, Inc., Class A*	3,000	122,610
Eldorado Resorts, Inc.*	1,000	15,195
Eros International PLC*	1,200	19,524
International Speedway Corp., Class A	1,100	36,795
Isle of Capri Casinos, Inc.*	841	15,407
Marriott Vacations Worldwide Corp.	1,000	68,490
National CineMedia, Inc.	2,374	36,749
Penn National Gaming, Inc.*	3,200	44,640
Pinnacle Entertainment Inc*	2,382	26,393
Reading International, Inc., Class A*	700	8,743
Scientific Games Corp., Class A*	1,900	17,461
SeaWorld Entertainment, Inc.	2,700	38,691
Speedway Motorsports, Inc.	316	5,609

		577,234

Environmental Control — 0.5%
Calgon Carbon Corp.	2,162	28,430
Casella Waste Systems, Inc., Class A*	2,300	18,055
CECO Environmental Corp.	709	6,197
Darling Ingredients, Inc.*	6,267	93,378
Energy Recovery, Inc.*	1,500	13,335
Heritage-Crystal Clean, Inc.*	200	2,442
MSA Safety, Inc.	1,221	64,139
Tetra Tech, Inc.	2,364	72,681
TRC Cos., Inc.*	900	5,688
U.S. Ecology, Inc.	942	43,285

		347,630

Food — 1.7%
Amplify Snack Brands Inc.*	900	13,275
B&G Foods, Inc.	2,572	123,971
Cal-Maine Foods, Inc.	1,246	55,223
Calavo Growers, Inc.	651	43,617
Dean Foods Co.	3,700	66,933
Fresh Del Monte Produce Inc.	1,216	66,187
Ingles Markets, Inc., Class A	604	22,529
Inventure Foods, Inc.*	500	3,905
J&J Snack Foods Corp.	596	71,085
John B. Sanfilippo & Son, Inc.*	400	17,052
Lancaster Colony Corp.	733	93,538
Lifeway Foods, Inc.	87	841
NutriSystem, Inc.	1,037	26,298
Performance Food Group Co.*	1,500	40,365
Sanderson Farms, Inc.	834	72,258
Seaboard Corp.	11	31,577
Seneca Foods Corp., Class A*	211	7,640
Smart & Final Stores, Inc.*	1,100	16,379
Snyder’s-Lance, Inc.	3,212	108,855
SpartanNash Co.	1,530	46,787
SUPERVALU, Inc.*	10,300	48,616

	Number of Shares	Value†

Food — (continued)
Terravia Holdings Inc*	3,100	$8,122
The Chefs’ Warehouse Holdings, Inc.*	750	12,000
Tootsie Roll Industries, Inc.	860	33,136
United Natural Foods, Inc.*	1,900	88,920
Village Super Market, Inc., Class A	268	7,743
Weis Markets, Inc.	466	23,556

		1,150,408

Forest Products & Paper — 0.4%
Clearwater Paper Corp.*	778	50,858
Deltic Timber Corp.	392	26,315
KapStone Paper and Packaging Corp.	3,240	42,153
Neenah Paper, Inc.	674	48,777
Orchids Paper Products Co.	400	14,228
P.H. Glatfelter Co.	1,659	32,450
Schweitzer-Mauduit International, Inc.	1,176	41,489

		256,270

Gas — 1.4%
Chesapeake Utilities Corp.	535	35,406
Delta Natural Gas Co., Inc.	300	8,082
New Jersey Resources Corp.	3,464	133,537
Northwest Natural Gas Co.	1,050	68,061
ONE Gas, Inc.	2,100	139,839
South Jersey Industries, Inc.	3,280	103,714
Southwest Gas Corp.	1,894	149,077
Spire, Inc.	1,856	131,479
WGL Holdings, Inc.	1,994	141,155

		910,350

Hand & Machine Tools — 0.2%
Franklin Electric Co., Inc.	1,870	61,804
Kennametal, Inc.	3,200	70,752
Milacron Holdings Corp.*	700	10,157

		142,713

Healthcare Products — 3.3%
Abaxis, Inc.	829	39,154
Accelerate Diagnostics, Inc.*	951	13,685
Accuray, Inc.*	2,738	14,210
Analogic Corp.	507	40,276
AngioDynamics, Inc.*	958	13,766
AtriCure, Inc.*	1,200	16,956
Atrion Corp.	61	26,099
AxoGen Inc.*	1,200	8,256
BioTelemetry, Inc.*	800	13,040
Cantel Medical Corp.	1,375	94,504
Cardiovascular Systems, Inc.*	1,000	18,375
Cepheid, Inc.*	2,880	88,560
Cerus Corp.*	3,600	22,464
ConforMIS Inc.*	1,600	11,232
CONMED Corp.	1,003	47,873
CryoLife, Inc.	1,399	16,522
Cutera, Inc.*	500	5,605
Cynosure, Inc., Class A*	894	43,489
Endologix, Inc.*	3,198	39,847
Entellus Medical Inc.*	400	7,308
Exactech, Inc.*	509	13,611
GenMark Diagnostics, Inc.*	1,200	10,440

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Healthcare Products — (continued)
Genomic Health, Inc.*	709	$18,360
Glaukos Corp.*	700	20,412
Globus Medical, Inc., Class A*	2,600	61,958
Greatbatch, Inc.	1,293	39,992
Haemonetics Corp.*	1,946	56,415
Halyard Health, Inc.*	1,900	61,788
HeartWare International, Inc.*	689	39,790
ICU Medical, Inc.*	579	65,282
Inogen, Inc.*	700	35,077
Insulet Corp.*	2,146	64,895
Integra LifeSciences Holdings Corp.*	1,226	97,810
Intersect ENT, Inc.*	1,100	14,223
Invacare Corp.	1,190	14,435
InVivo Therapeutics Holdings Corp.*	900	5,202
K2M Group Holdings, Inc.*	1,100	17,072
LDR Holding Corp.*	1,100	40,645
LeMaitre Vascular, Inc.	400	5,708
Luminex Corp.*	1,753	35,463
Masimo Corp.*	1,704	89,486
Medgenics Inc.*	1,000	5,550
Meridian Bioscience, Inc.	1,760	34,320
Merit Medical Systems, Inc.*	1,575	31,232
MiMedx Group, Inc.*	3,800	30,324
Nanostring Technologies, Inc.*	600	7,560
Natus Medical, Inc.*	1,375	51,975
Nevro Corp.*	1,000	73,760
Novocure Ltd.*	2,100	24,507
NuVasive, Inc.*	1,906	113,826
NxStage Medical, Inc.*	2,284	49,517
Ocular Therapeutix, Inc.*	700	3,465
OraSure Technologies, Inc.*	2,201	13,008
Orthofix International NV*	671	28,450
Oxford Immunotec Global PLC*	600	5,400
Penumbra Inc.*	1,000	59,500
Quidel Corp.*	1,051	18,771
Rockwell Medical, Inc.*	1,800	13,626
STAAR Surgical Co.*	1,400	7,714
SurModics, Inc.*	373	8,758
T2 Biosystems Inc.*	600	4,734
Tandem Diabetes Care, Inc.*	400	3,016
The Spectranetics Corp.*	1,465	27,410
TransEnterix Inc*	2,500	3,050
Utah Medical Products, Inc.	200	12,600
Vascular Solutions, Inc.*	783	32,620
Wright Medical Group NV*	4,218	73,267
Zeltiq Aesthetics, Inc.*	1,300	35,529

		2,162,774

Healthcare Services — 1.7%
AAC Holdings, Inc.*	200	4,564
Addus Homecare Corp.*	400	6,972
Adeptus Health, Inc., Class A*	500	25,830
Air Methods Corp.*	1,487	53,279
Almost Family, Inc.*	277	11,803
Amedisys, Inc.*	1,206	60,879
American Renal Associates Holdings Inc*	400	11,588
Capital Senior Living Corp.*	1,036	18,306

	Number of Shares	Value†

Healthcare Services — (continued)
Catalent, Inc.*	4,000	$91,960
Chemed Corp.	629	85,739
Civitas Solutions, Inc.*	400	8,332
Community Health Systems, Inc.*	4,500	54,225
Genesis Healthcare, Inc.*	1,861	3,294
HealthSouth Corp.	3,536	137,268
Healthways, Inc.*	1,258	14,530
Invitae Corp.*	1,100	8,129
Kindred Healthcare, Inc.	3,374	38,092
LHC Group, Inc.*	582	25,189
Magellan Health Services, Inc.*	1,041	68,467
Molina Healthcare, Inc.*	1,768	88,223
Natera, Inc.*	700	8,446
National Healthcare Corp.	406	26,284
Nobilis Health Corp.*	1,200	2,676
OvaScience, Inc.*	800	4,168
Quorum Health Corp.*	1,300	13,923
RadNet, Inc.*	1,500	8,010
Select Medical Holdings Corp.*	4,400	47,828
Surgery Partners Inc.*	700	12,530
Surgical Care Affiliates, Inc.*	1,100	52,437
Teladoc, Inc.*	500	8,010
The Ensign Group, Inc.	1,880	39,499
Triple-S Management Corp., Class B*	1,091	26,653
U.S. Physical Therapy, Inc.	491	29,563
Universal American Corp.*	1,780	13,492

		1,110,188

Holding Companies — 0.2%
FCB Financial Holdings Inc, Class A*	1,200	40,800
HRG Group, Inc.*	4,875	66,934
National Bank Holdings Corp., Class A, Class A	1,000	20,360
Resource America, Inc., Class A	1,000	9,720
Tiptree Financial, Inc., Class A	1,100	6,028

		143,842

Home Builders — 0.7%
Beazer Homes USA, Inc.*	1,424	11,036
Cavco Industries, Inc.*	369	34,575
Century Communities, Inc.*	500	8,670
Green Brick Partners, Inc.*	1,100	7,997
Hovnanian Enterprises, Inc., Class A*	4,810	8,081
Installed Building Products, Inc.*	700	25,403
KB Home	3,400	51,714
LGI Homes, Inc.*	600	19,164
M/I Homes, Inc.*	836	15,742
MDC Holdings, Inc.	1,500	36,510
Meritage Homes Corp.*	1,490	55,935
Tailored Brands Inc.	1,756	22,231
Taylor Morrison Home Corp., Class A*	1,100	16,324
The New Home Co., Inc.*	600	5,724
TRI Pointe Homes, Inc.*	6,300	74,466
WCI Communities, Inc.*	700	11,830
William Lyon Homes, Class A*	1,000	16,120
Winnebago Industries, Inc.	1,122	25,716

		447,238

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Home Furnishings — 0.5%
American Woodmark Corp.*	569	$37,770
Bassett Furniture Industries, Inc.	300	7,182
Daktronics, Inc.	1,209	7,556
DTS, Inc.*	703	18,594
Ethan Allen Interiors, Inc.	1,028	33,965
Flexsteel Industries, Inc.	200	7,924
Hooker Furniture Corp.	500	10,745
iRobot Corp.*	1,082	37,957
Kimball International, Inc., Class B	1,244	14,157
La-Z-Boy, Inc.	1,962	54,583
Select Comfort Corp.*	2,072	44,299
TiVo, Inc.*	3,955	39,155
Universal Electronics, Inc.*	600	43,368

		357,255

Hotels & Resorts — 0.1%
Caesars Entertainment Corp.*	2,000	15,380
La Quinta Holdings Inc*	3,900	44,460

		59,840

Household Products & Wares — 0.5%
ACCO Brands Corp.*	4,393	45,379
Central Garden & Pet Co.*	500	11,415
Central Garden & Pet Co., Class A*	1,402	30,437
CSS Industries, Inc.	412	11,046
Helen of Troy Ltd.*	1,095	112,610
Tumi Holdings, Inc.*	2,300	61,502
WD-40 Co.	546	64,128

		336,517

Housewares — 0.0%
Libbey, Inc.	800	12,712
Lifetime Brands, Inc.	200	2,918

		15,630

Insurance — 2.7%
Ambac Financial Group, Inc.*	1,700	27,982
American Equity Investment Life Holding Co.	3,176	45,258
AMERISAFE, Inc.	708	43,344
Argo Group International Holdings Ltd.	1,260	65,368
Atlas Financial Holdings Inc.*	400	6,888
Baldwin & Lyons, Inc., Class B	325	8,015
Citizens, Inc.*	1,466	11,142
CNO Financial Group, Inc.	7,393	129,082
Crawford & Co., Class B	638	5,417
Donegal Group, Inc., Class A	283	4,667
eHealth, Inc.*	720	10,094
EMC Insurance Group, Inc.	450	12,474
Employers Holdings, Inc.	1,282	37,204
Enstar Group Ltd.*	474	76,783
Essent Group Ltd.*	3,000	65,430
FBL Financial Group, Inc., Class A	327	19,839
Federated National Holding Co.	500	9,520
Fidelity & Guaranty Life	500	11,590
Genworth Financial, Inc., Class A*	20,500	52,890
Global Indemnity PLC*	383	10,544
Greenlight Capital Re Ltd., Class A*	1,128	22,740
Hallmark Financial Services, Inc.*	255	2,955

	Number of Shares	Value†

Insurance — (continued)
HCI Group, Inc.	300	$8,184
Heritage Insurance Holdings, Inc.	800	9,576
Hilltop Holdings, Inc.*	2,983	62,613
Horace Mann Educators Corp.	1,509	50,989
Independence Holding Co.	500	8,985
Infinity Property & Casualty Corp.	420	33,877
Kemper Corp.	1,700	52,666
Maiden Holdings Ltd.	2,468	30,208
MBIA, Inc.*	5,500	37,565
MGIC Investment Corp.*	12,827	76,321
National General Holdings Corp.	2,000	42,840
National Interstate Corp.	402	12,160
National Western Life Group Inc., Class A	95	18,551
NMI Holdings, Inc., Class A*	2,100	11,508
OneBeacon Insurance Group Ltd., Class A	1,100	15,180
Primerica, Inc.	1,900	108,756
Radian Group, Inc.	8,703	90,685
RLI Corp.	1,522	104,683
Safety Insurance Group, Inc.	582	35,840
Selective Insurance Group, Inc.	2,175	83,107
State Auto Financial Corp.	776	17,002
State National Cos., Inc.	1,000	10,530
Stewart Information Services Corp.	808	33,459
The Navigators Group, Inc.	395	36,328
Third Point Reinsurance Ltd.*	3,000	35,160
Trupanion Inc.*	1,000	13,250
United Fire Group, Inc.	880	37,338
United Insurance Holdings Corp.	800	13,104
Universal Insurance Holdings, Inc.	1,251	23,244
WMIH Corp.*	8,700	19,314

		1,812,249

Internet — 2.1%
1-800-Flowers.com, Inc., Class A*	737	6,648
Angie’s List, Inc.*	1,600	10,416
Bankrate, Inc.*	1,923	14,384
Bazaarvoice, Inc.*	1,900	7,619
Blucora, Inc.*	1,496	15,499
Blue Nile, Inc.*	439	12,020
Boingo Wireless, Inc.*	1,700	15,164
Box, Inc., Class A*	2,100	21,714
Brightcove, Inc.*	1,200	10,560
ChannelAdvisor Corp.*	900	13,041
Chegg, Inc.*	3,100	15,500
Cogent Communications Holdings, Inc.	1,619	64,857
comScore, Inc.*	1,793	42,817
DHI Group, Inc.*	1,863	11,606
Endurance International Group Holdings, Inc.*	2,100	18,879
ePlus, Inc.*	245	20,039
Etsy, Inc.*	4,300	41,237
FTD Cos, Inc.*	818	20,417
Global Eagle Entertainment, Inc.*	1,500	9,960
GrubHub, Inc.*	3,100	96,317
HealthStream, Inc.*	900	23,868
IntraLinks Holdings, Inc.*	1,700	11,050
Limelight Networks, Inc.*	1,172	1,746

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Internet — (continued)
Lionbridge Technologies, Inc.*	2,243	$8,860
Liquidity Services, Inc.*	1,035	8,114
Marketo, Inc.*	1,700	59,194
MeetMe Inc.*	1,900	10,127
New Media Investment Group, Inc.	1,700	30,719
NIC, Inc.*	2,629	57,680
Overstock.com, Inc.*	571	9,199
Perficient, Inc.*	1,245	25,286
Q2 Holdings, Inc.*	900	25,218
QuinStreet, Inc.*	1,815	6,443
Quotient Technology Inc.*	2,700	36,207
Rapid7 Inc.*	400	5,032
RealNetworks, Inc.*	515	2,220
Reis, Inc.	400	9,960
RetailMeNot, Inc.*	1,300	10,023
RingCentral, Inc., Class A*	2,400	47,328
Safeguard Scientifics, Inc.*	850	10,617
Shutterfly, Inc.*	1,390	64,788
Shutterstock, Inc.*	800	36,640
Stamps.com, Inc.*	662	57,872
TechTarget, Inc.*	500	4,050
The Rubicon Project, Inc.*	1,200	16,380
TrueCar, Inc.*	1,700	13,345
United Online, Inc.	500	5,500
VASCO Data Security International, Inc.*	1,028	16,849
VirnetX Holding Corp.*	1,583	6,332
Wayfair, Inc., Class A*	1,300	50,700
Web.com Group, Inc.*	1,900	34,542
WebMD Health Corp.*	1,486	86,351
XO Group, Inc.*	859	14,972
Zendesk, Inc.*	3,300	87,054
Zix Corp.*	1,848	6,930

		1,369,890

Investment Companies — 0.1%
Arlington Asset Investment Corp., Class A	900	11,709
Caesars Acquisition Co., Class A*	1,900	21,318
Real Industry, Inc.*	800	6,216

		39,243

Iron & Steel — 0.5%
AK Steel Holding Corp.*	9,800	45,668
Allegheny Technologies, Inc.	4,400	56,100
Carpenter Technology Corp.	1,800	59,274
Cliffs Natural Resources, Inc.*	8,100	45,927
Commercial Metals Co.	4,500	76,050
Ryerson Holding Corp.*	800	14,000
Schnitzer Steel Industries, Inc., Class A	900	15,840
TimkenSteel Corp.*	1,400	13,468

		326,327

Leisure Time — 0.5%
Arctic Cat, Inc.*	444	7,548
Callaway Golf Co.	3,946	40,289
ClubCorp Holdings, Inc.	2,700	35,100
Diamond Resorts International, Inc.*	1,700	50,932
Escalade, Inc.	600	6,144
Fox Factory Holding Corp.*	1,000	17,370

	Number of Shares	Value†

Leisure Time — (continued)
Interval Leisure Group, Inc.	4,416	$70,214
Johnson Outdoors, Inc., Class A	200	5,140
Liberty TripAdvisor Holdings, Inc., Class A*	2,900	63,452
Lindblad Expeditions Holdings Inc.*	700	6,741
Malibu Boats, Inc., Class A*	500	6,040
Marine Products Corp.	160	1,354
Nautilus, Inc.*	1,300	23,192
Performance Sports Group Ltd.*	1,600	4,800
Planet Fitness Inc., Class A*	800	15,104

		353,420

Lodging — 0.3%
Belmond Ltd., Class A*	3,745	37,076
Boyd Gaming Corp.*	3,400	62,560
Intrawest Resorts Holdings, Inc.*	1,000	12,980
Monarch Casino & Resort, Inc.*	485	10,655
Red Rock Resorts Inc.*	1,300	28,574
The Marcus Corp.	933	19,686

		171,531

Machinery — Construction & Mining — 0.3%
Astec Industries, Inc.	698	39,193
Babcock & Wilcox Enterprises Inc.*	1,900	27,911
Hyster-Yale Materials Handling, Inc.	344	20,464
Joy Global, Inc.	4,000	84,560

		172,128

Machinery — Diversified — 0.7%
Alamo Group, Inc.	317	20,913
Albany International Corp., Class A	1,132	45,201
Altra Industrial Motion Corp.	1,003	27,061
Applied Industrial Technologies, Inc.	1,582	71,411
Briggs & Stratton Corp.	1,836	38,886
Chart Industries, Inc.*	1,177	28,401
Columbus McKinnon Corp.	685	9,693
DXP Enterprises, Inc.*	522	7,793
Hurco Cos., Inc.	200	5,566
Kadant, Inc.	499	25,704
Lindsay Corp.	453	30,741
NACCO Industries, Inc., Class A	222	12,432
Power Solutions International, Inc.*	100	1,785
SPX FLOW Inc.*	1,500	39,105
Tennant Co.	736	39,648
The ExOne Co.*	500	5,285
The Gorman-Rupp Co.	751	20,585
The Manitowoc Co., Inc.	5,300	28,885

		459,095

Media — 1.4%
Central European Media Enterprises Ltd., Class A*	3,100	6,541
Daily Journal Corp.*	41	9,716
Entercom Communications Corp., Class A	700	9,499
Entravision Communications Corp., Class A	2,800	18,816
Gannett, Inc.	4,800	66,288
Gray Television, Inc.*	2,600	28,210
Hemisphere Media Group, Inc.*	600	7,080
Houghton Mifflin Harcourt Co.*	5,300	82,839
Liberty Braves Group*	1,300	19,058

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Media — (continued)
Liberty Braves Group*	500	$7,520
Liberty Media Group*	1,000	19,140
Liberty Media Group*	1,900	36,043
Media General, Inc.*	4,400	75,636
Meredith Corp.	1,400	72,674
MSG Networks Inc.*	2,500	38,350
Nexstar Broadcasting Group, Inc., Class A	1,200	57,096
Saga Communications, Inc., Class A	133	5,259
Scholastic Corp.	956	37,867
Sinclair Broadcast Group, Inc., Class A	2,617	78,144
The E.W. Scripps Co., Class A*	2,329	36,891
The New York Times Co., Class A	5,321	64,384
Time, Inc.	4,300	70,778
tronc Inc.*	2,100	28,980
World Wrestling Entertainment, Inc., Class A	1,314	24,191

		901,000

Metal Fabricate/Hardware — 0.9%
Advanced Drainage Systems, Inc.	1,200	32,844
CIRCOR International, Inc.	735	41,888
Dynamic Materials Corp.	700	7,525
Global Brass & Copper Holdings, Inc.	1,000	27,290
Haynes International, Inc.	564	18,093
Lawson Products, Inc.*	400	7,944
Mueller Industries, Inc.	2,188	69,753
Mueller Water Products, Inc., Class A	6,192	70,713
NN, Inc.	1,000	13,990
Olympic Steel, Inc.	231	6,309
Omega Flex, Inc.*	59	2,244
RBC Bearings, Inc.*	937	67,932
Rexnord Corp.*	3,400	66,742
Sun Hydraulics Corp.	859	25,504
TriMas Corp.*	1,795	32,310
Worthington Industries, Inc.	1,884	79,693

		570,774

Mining — 0.7%
Century Aluminum Co.*	1,754	11,103
Coeur Mining, Inc.*	6,128	65,324
Ferroglobe PLC	2,414	20,784
Gold Resource Corp.	2,400	8,616
Hecla Mining Co.	15,517	79,137
Kaiser Aluminum Corp.	716	64,734
Materion Corp.	857	21,219
Ring Energy, Inc.*	1,600	14,112
Stillwater Mining Co.*	4,524	53,655
United States Lime & Minerals, Inc.	29	1,711
US Silica Holdings, Inc.	2,600	89,622

		430,017

Miscellaneous Manufacturing — 1.6%
Actuant Corp., Class A	2,406	54,400
American Railcar Industries, Inc.	400	15,788
AZZ, Inc.	976	58,540
Barnes Group, Inc.	2,065	68,393
Chase Corp.	300	17,721
CLARCOR, Inc.	1,898	115,455

	Number of Shares	Value†

Miscellaneous Manufacturing — (continued)
EnPro Industries, Inc.	917	$40,706
Fabrinet*	1,500	55,680
Federal Signal Corp.	2,343	30,178
FreightCar America, Inc.	570	8,009
GP Strategies Corp.*	400	8,676
Handy & Harman Ltd.*	200	5,238
Harsco Corp.*	3,200	21,248
Hillenbrand, Inc.	2,374	71,315
John Bean Technologies Corp.	1,129	69,117
Koppers Holdings, Inc.*	820	25,199
LSB Industries, Inc.*	749	9,048
Lydall, Inc.*	600	23,136
Movado Group, Inc.	760	16,477
Myers Industries, Inc.	1,125	16,200
NL Industries, Inc.*	90	231
Park-Ohio Holdings Corp.	400	11,312
Proto Labs, Inc.*	1,000	57,560
Raven Industries, Inc.	1,346	25,493
Smith & Wesson Holding Corp.*	2,179	59,225
SPX Corp.*	1,700	25,245
Standex International Corp.	500	41,315
Sturm Ruger & Co., Inc.	719	46,023
Tredegar Corp.	1,061	17,103
Trinseo SA	1,200	51,516

		1,065,547

Office & Business Equipment — 0.0%
Eastman Kodak Co.*	800	12,864

Office Furnishings — 0.4%
Herman Miller, Inc.	2,232	66,714
HNI Corp.	1,843	85,681
Interface, Inc.	2,595	39,574
Knoll, Inc.	1,953	47,419
Steelcase, Inc., Class A	3,131	42,488

		281,876

Oil & Gas — 1.5%
Abraxas Petroleum Corp.*	4,100	4,633
Adams Resources & Energy, Inc.	100	3,850
Alon USA Energy, Inc.	1,352	8,761
Atwood Oceanics, Inc.*	2,300	28,796
Bill Barrett Corp.*	2,025	12,940
California Resources Corp.*	1,400	17,080
Callon Petroleum Co.*	5,000	56,150
Carrizo Oil & Gas, Inc.*	2,265	81,200
Clayton Williams Energy, Inc.*	217	5,959
Cobalt International Energy, Inc.*	17,000	22,780
Contango Oil & Gas Co.*	703	8,605
CVR Energy, Inc.	700	10,850
Delek US Holdings, Inc.	2,298	30,357
Denbury Resources, Inc.*	14,400	51,696
Eclipse Resources Corp.*	1,400	4,676
EP Energy Corp.*	1,800	9,324
Evolution Petroleum Corp.	500	2,735
EXCO Resources, Inc.*	6,375	8,287
Fairmount Santrol Holdings, Inc.*	2,200	16,962
Isramco, Inc.*	21	1,727

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — (continued)
Jones Energy, Inc. 48019R108, Class A*	600	$2,472
Matador Resources Co.*	3,300	65,340
Northern Oil & Gas, Inc.*	2,253	10,409
Oasis Petroleum, Inc.*	6,900	64,446
Panhandle Oil and Gas, Inc., Class A	634	10,569
Par Petroleum Corp.*	1,200	18,408
Parker Drilling Co.*	5,217	11,947
PDC Energy, Inc.*	1,812	104,389
RSP Permian, Inc.*	3,200	111,648
Sanchez Energy Corp.*	1,900	13,414
Seadrill Ltd.	15,500	50,220
Synergy Resources Corp.*	7,600	50,616
Trecora Resources*	1,000	10,430
Unit Corp.*	1,800	28,008
W&T Offshore, Inc.*	1,643	3,812
Western Refining, Inc.	2,737	56,464

		999,960

Oil & Gas Services — 0.8%
Archrock Inc.	2,600	24,492
CARBO Ceramics, Inc.*	800	10,480
Dawson Geophysical Co.*	1,000	8,150
Exterran Corp.*	1,300	16,705
Flotek Industries, Inc.*	2,000	26,400
Forum Energy Technologies, Inc.*	2,300	39,813
Geospace Technologies Corp.*	476	7,792
Helix Energy Solutions Group, Inc.*	4,101	27,723
Hornbeck Offshore Services, Inc.*	1,378	11,492
Independence Contract Drilling Inc.*	1,100	5,973
Matrix Service Co.*	987	16,276
MRC Global Inc*	3,700	52,577
Natural Gas Services Group, Inc.*	594	13,603
Newpark Resources, Inc.*	3,512	20,334
NOW Inc.*	4,300	78,002
Oil States International, Inc.*	2,100	69,048
Pioneer Energy Services Corp.*	2,650	12,190
SEACOR Holdings, Inc.*	700	40,565
Tesco Corp.*	1,400	9,366
TETRA Technologies, Inc.*	2,979	18,976
Thermon Group Holdings, Inc.*	1,100	21,131

		531,088

Packaging and Containers — 0.1%
AEP Industries, Inc.	138	11,103
Greif Inc.	300	16,425
Greif, Inc., Class A	1,100	40,997
Multi Packaging Solutions International Ltd.*	800	10,680
UFP Technologies, Inc.*	300	6,762

		85,967

Pharmaceuticals — 3.1%
Aclaris Therapeutics Inc., Class A*	300	5,541
Adamas Pharmaceuticals, Inc.*	700	10,598
Aerie Pharmaceuticals, Inc.*	700	12,320
Aimmune Therapeutics Inc.*	1,100	11,902
Akebia Therapeutics, Inc.*	1,200	8,976
Amicus Therapeutics, Inc.*	4,400	24,024

	Number of Shares	Value†

Pharmaceuticals — (continued)
Amphastar Pharmaceuticals, Inc.*	1,100	$17,732
Ampio Pharmaceuticals, Inc.*	2,200	2,838
Anika Therapeutics, Inc.*	500	26,825
Anthera Pharmaceuticals, Inc.*	1,100	3,399
Aratana Therapeutics, Inc.*	900	5,688
Array BioPharma, Inc.*	4,748	16,903
Avexis Inc*	300	11,406
Axovant Sciences Ltd.*	800	10,272
Bio-Path Holdings, Inc.*	4,000	7,960
BioScrip, Inc.*	2,011	5,128
Biospecifics Technologies Corp.*	300	11,982
Cara Therapeutics, Inc.*	800	3,848
Cempra, Inc.*	1,500	24,735
ChemoCentryx, Inc.*	1,000	4,490
Chimerix, Inc.*	1,700	6,681
Clovis Oncology, Inc.*	1,100	15,092
Collegium Pharmaceutical Inc.*	400	4,740
Concert Pharmaceuticals, Inc.*	500	5,615
Corcept Therapeutics, Inc.*	2,900	15,834
DepoMed, Inc.*	2,283	44,792
Diplomat Pharmacy, Inc.*	1,900	66,500
Durect Corp.*	3,500	4,270
Dyax Corp Escrow*~	5,620	6,238
Eagle Pharmaceuticals, Inc.*	300	11,637
Enanta Pharmaceuticals, Inc.*	600	13,230
Endocyte, Inc.*	1,500	4,815
Esperion Therapeutics, Inc.*	500	4,940
Fibrogen, Inc.*	2,200	36,102
Flexion Therapeutics, Inc.*	400	5,986
Global Blood Therapeutics Inc.*	300	4,977
Heron Therapeutics, Inc.*	1,200	21,660
Heska Corp.*	300	11,151
Horizon Pharma PLC*	6,500	107,055
Ignyta, Inc.*	600	3,252
Immune Design Corp.*	400	3,264
Impax Laboratories, Inc.*	2,837	81,762
Infinity Pharmaceuticals, Inc.*	1,828	2,431
Insys Therapeutics, Inc.*	800	10,352
Intra-Cellular Therapies, Inc.*	1,400	54,348
Ironwood Pharmaceuticals, Inc.*	5,161	67,480
Keryx Biopharmaceuticals, Inc.*	3,500	23,170
La Jolla Pharmaceutical CO*	400	6,400
Lannett Co., Inc.*	997	23,719
Lifevantage Corp.*	700	9,520
MannKind Corp.*	8,904	10,329
MediciNova Inc.*	1,400	10,570
Minerva Neurosciences Inc.*	800	8,168
Mirati Therapeutics, Inc.*	500	2,730
MyoKardia Inc.*	500	6,200
Natural Grocers By Vitamin Cottage, Inc.*	400	5,220
Natural Health Trends Corp.	300	8,457
Nature’s Sunshine Products, Inc.	200	1,906
Nektar Therapeutics*	5,333	75,889
Neogen Corp.*	1,502	84,487
Neos Therapeutics Inc.*	400	3,712
Nutraceutical International Corp.*	196	4,537

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Pharmaceuticals — (continued)
Omega Protein Corp.*	1,000	$19,990
Ophthotech Corp.*	1,200	61,236
Osiris Therapeutics, Inc.*	773	3,935
Otonomy, Inc.*	700	11,116
Pacira Pharmaceuticals, Inc.*	1,400	47,222
PharMerica Corp.*	1,220	30,085
Phibro Animal Health Corp., Class A	700	13,062
Portola Pharmaceuticals, Inc.*	1,900	44,840
PRA Health Sciences, Inc.*	1,000	41,760
Prestige Brands Holdings, Inc.*	2,072	114,789
Progenics Pharmaceuticals, Inc.*	2,601	10,976
Radius Health, Inc.*	1,200	44,100
Raptor Pharmaceutical Corp.*	2,600	13,962
Regulus Therapeutics, Inc.*	1,200	3,468
Relypsa, Inc.*	1,600	29,600
Revance Therapeutics, Inc.*	700	9,520
Sagent Pharmaceuticals, Inc.*	1,000	14,980
Sarepta Therapeutics, Inc.*	1,600	30,512
SciClone Pharmaceuticals, Inc.*	2,277	29,738
Seres Therapeutics, Inc.*	800	23,240
Sorrento Therapeutics, Inc.*	900	5,040
Sucampo Pharmaceuticals, Inc., Class A*	871	9,555
Supernus Pharmaceuticals, Inc.*	1,900	38,703
Synergy Pharmaceuticals, Inc.*	7,600	28,880
Synutra International, Inc.*	311	1,185
Teligent Inc.*	1,800	12,852
TESARO, Inc.*	900	75,645
Tetraphase Pharmaceuticals, Inc.*	1,200	5,160
TG Therapeutics, Inc.*	1,200	7,272
TherapeuticsMD, Inc.*	5,900	50,150
Trevena, Inc.*	1,000	6,300
USANA Health Sciences, Inc.*	224	24,960
Vanda Pharmaceuticals, Inc.*	1,841	20,601
Vitae Pharmaceuticals, Inc.*	1,200	12,948
Vital Therapies, Inc.*	800	4,960
Voyager Therapeutics Inc.*	300	3,297
Xencor, Inc.*	1,000	18,990
XenoPort, Inc.	1,927	13,566
Zafgen, Inc.*	600	3,594
Zogenix, Inc.*	1,175	9,459

		2,077,033

Pipelines — 0.1%
Primoris Services Corp.	1,490	28,206
SemGroup Corp., Class A	1,600	52,096

		80,302

Publishing / Newspapers — 0.1%
Cimpress NV*	1,000	92,480

Real Estate — 0.6%
Alexander & Baldwin, Inc.	2,000	72,280
AV Homes, Inc.*	195	2,383
Community Healthcare Trust Inc.	600	12,684
Consolidated-Tomoka Land Co.	124	5,886
Farmland Partners Inc.	600	6,792
Forestar Group, Inc.*	1,163	13,828
Four Corners Property Trust Inc.	2,500	51,475

	Number of Shares	Value†

Real Estate — (continued)
FRP Holdings, Inc.*	369	$12,731
HFF, Inc., Class A*	1,500	43,320
Kennedy-Wilson Holdings, Inc.	3,581	67,896
Marcus & Millichap, Inc.*	500	12,705
RE/MAX Holdings, Inc., Class A	700	28,182
RMR Group Inc., Class A	367	11,366
The St. Joe Co.*	2,100	37,212

		378,740

Real Estate Investment Trusts — 0.2%
City Office REIT Inc.	900	11,682
Global Net Lease Inc.	7,000	55,650
Great Ajax Corp.	600	8,322
NorthStar Realty Europe Corp.	2,500	23,125
Seritage Growth Properties	1,000	49,840

		148,619

Retail — 5.3%
Abercrombie & Fitch Co., Class A	2,800	49,868
America’s Car-Mart, Inc.*	227	6,410
American Eagle Outfitters, Inc.	6,700	106,731
Asbury Automotive Group, Inc.*	849	44,776
Ascena Retail Group, Inc.*	6,713	46,924
Barnes & Noble Education, Inc.*	1,137	11,541
Barnes & Noble, Inc.	2,600	29,510
Big 5 Sporting Goods Corp.	581	5,386
Big Lots, Inc.	1,900	95,209
Biglari Holdings, Inc.*	40	16,134
BJ’s Restaurants, Inc.*	920	40,324
Bloomin’ Brands, Inc.	4,800	85,776
BMC Stock Holdings Inc.*	2,300	40,986
Bob Evans Farms, Inc.	842	31,954
Bojangles’, Inc.*	500	8,475
Boot Barn Holdings, Inc.*	400	3,448
Buffalo Wild Wings, Inc.*	747	103,796
Build-A-Bear Workshop, Inc.*	700	9,394
Caleres, Inc.	1,654	40,043
Carrols Restaurant Group, Inc.*	1,713	20,385
Cash America International, Inc.	925	39,423
Chico’s FAS, Inc.	5,600	59,976
Chuy’s Holdings, Inc.*	600	20,766
Citi Trends, Inc.	503	7,812
Conn’s, Inc.*	1,104	8,302
Cracker Barrel Old Country Store, Inc.	724	124,144
Dave & Buster’s Entertainment, Inc.*	1,500	70,185
Del Frisco’s Restaurant Group, Inc.*	1,000	14,320
Del Taco Restaurants Inc.*	1,100	10,010
Denny’s Corp.*	3,552	38,113
Destination XL Group, Inc.*	1,500	6,855
DineEquity, Inc.	671	56,887
DSW, Inc., Class A	2,800	59,304
Duluth Holdings Inc., Class B*	500	12,230
El Pollo Loco Holdings Inc*	400	5,200
Express, Inc.*	3,154	45,765
Ezcorp, Inc., Class A*	1,766	13,351
Fiesta Restaurant Group, Inc.*	1,013	22,094
First Cash Financial Services, Inc.	1,162	59,645
Five Below, Inc.*	2,100	97,461

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
Francesca’s Holdings Corp.*	1,658	$18,321
Fred’s, Inc., Class A	1,431	23,053
Freshpet, Inc.*	700	6,531
Genesco, Inc.*	895	57,557
GMS Inc*	300	6,675
GNC Holdings, Inc., Class A	2,800	68,012
Group 1 Automotive, Inc.	907	44,770
Guess?, Inc.	2,400	36,120
Haverty Furniture Cos., Inc.	950	17,128
Hibbett Sports, Inc.*	955	33,224
HSN, Inc.	1,279	62,581
J. Alexanders Holdings, Inc.*	483	4,796
Jack in the Box, Inc.	1,314	112,899
Jamba, Inc.*	440	4,528
Kirkland’s, Inc.*	827	12,140
Kona Grill, Inc.*	500	5,360
Krispy Kreme Doughnuts, Inc.*	2,622	54,957
Lands’ End, Inc.*	700	11,494
Lithia Motors, Inc., Class A	894	63,537
Lumber Liquidators Holdings, Inc.*	1,033	15,929
MarineMax, Inc.*	1,000	16,970
Mattress Firm Holding Corp.*	700	23,485
Noodles & Co.*	300	2,934
Office Depot, Inc.*	22,500	74,475
Ollie’s Bargain Outlet Holdings Inc.*	600	14,934
Outerwall, Inc.	650	27,300
Papa John’s International, Inc.	1,110	75,480
Party City Holdco, Inc.*	800	11,128
PC Connection, Inc.*	565	13,447
PetMed Express, Inc.	613	11,500
Pier 1 Imports, Inc.	3,644	18,730
Popeyes Louisiana Kitchen, Inc.*	859	46,936
Potbelly Corp.*	1,000	12,540
PriceSmart, Inc.	831	77,757
Red Robin Gourmet Burgers, Inc.*	520	24,664
Regis Corp.*	1,332	16,583
Restoration Hardware Holdings, Inc.*	1,600	45,888
Ruby Tuesday, Inc.*	2,213	7,989
Rush Enterprises Inc.*	300	6,237
Rush Enterprises, Inc., Class A*	1,435	30,924
Ruth’s Hospitality Group, Inc.	1,195	19,060
Sears Holding Corp.*	500	6,805
Shake Shack, Inc., Class A*	700	25,501
Shoe Carnival, Inc.	458	11,477
Sonic Automotive, Inc., Class A	1,134	19,403
Sonic Corp.	2,032	54,966
Sportsman’s Warehouse Holdings, Inc.*	600	4,836
Stage Stores, Inc.	1,381	6,739
Stein Mart, Inc.	1,261	9,735
Systemax, Inc.*	262	2,235
Texas Roadhouse, Inc.	2,770	126,312
The Buckle, Inc.	1,049	27,263
The Cato Corp., Class A	1,104	41,643
The Cheesecake Factory, Inc.	1,916	92,236
The Children’s Place, Inc.	794	63,663
The Container Store Group, Inc.*	600	3,210

	Number of Shares	Value†

Retail — (continued)
The Finish Line, Inc., Class A	1,793	$36,201
The Habit Restaurants, Inc., Class A*	400	6,552
Tile Shop Holdings, Inc.*	1,300	25,844
Tilly’s, Inc., Class A*	400	2,316
Tuesday Morning Corp.*	1,629	11,436
Vera Bradley, Inc.*	800	11,336
Vitamin Shoppe, Inc.*	1,000	30,570
West Marine, Inc.*	664	5,571
Wingstop Inc.*	700	19,075
Winmark Corp.	100	9,967
Zoe’s Kitchen, Inc.*	700	25,389
Zumiez, Inc.*	703	10,060

		3,497,827

Savings & Loans — 1.9%
Astoria Financial Corp.	3,701	56,736
Banc of California, Inc.	1,900	34,390
Bank Mutual Corp.	2,432	18,678
BankFinancial Corp.	609	7,302
BBX Capital Corp., Class A*	110	1,691
Bear State Financial Inc.*	800	7,544
Beneficial Bancorp, Inc.*	2,773	35,273
Berkshire Hills Bancorp, Inc.	1,102	29,666
BofI Holding, Inc.*	2,400	42,504
Brookline Bancorp, Inc.	2,922	32,230
BSB Bancorp*	500	11,325
Capitol Federal Financial, Inc.	5,500	76,725
Charter Financial Corp.	900	11,952
Clifton Bancorp, Inc.	1,146	17,270
Dime Community Bancshares, Inc.	1,030	17,520
EverBank Financial Corp.	4,200	62,412
First Defiance Financial Corp.	300	11,655
Flagstar Bancorp, Inc.*	800	19,528
Flushing Financial Corp.	1,338	26,599
Fox Chase Bancorp, Inc.	420	8,543
Hingham Institution for Savings	100	12,292
Home Bancorp, Inc.	300	8,241
Homestreet, Inc.*	1,000	19,920
HomeTrust Bancshares, Inc.*	900	16,650
Investors Bancorp, Inc.	12,055	133,569
Lake Sunapee Bank Group	400	6,844
Meridian Bancorp, Inc.	1,874	27,698
Meta Financial Group, Inc.	400	20,384
MutualFirst Financial Inc.	300	8,205
Northfield Bancorp, Inc.	1,993	29,556
Northwest Bancshares, Inc.	3,775	55,983
OceanFirst Financial Corp.	927	16,844
Oritani Financial Corp.	1,718	27,471
Pacific Premier Bancorp, Inc.*	1,000	24,000
Provident Financial Services, Inc.	2,403	47,195
SI Financial Group Inc.	500	6,620
Southern Missouri Bancorp Inc.	300	7,059
Sterling Bancorp, Inc.	5,114	80,290
Territorial Bancorp, Inc.	243	6,432
United Community Financial Corp.	1,700	10,336
United Financial Bancorp, Inc.	2,131	27,660
Washington Federal, Inc.	3,700	89,762

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Savings & Loans — (continued)
Waterstone Financial, Inc.	1,000	$15,330
WSFS Financial Corp.	1,271	40,913

		1,268,797

Semiconductors — 3.1%
Advanced Micro Devices, Inc.*	25,300	130,042
Alpha & Omega Semiconductor Ltd.*	1,000	13,930
Ambarella Inc.*	1,200	60,972
Amkor Technology, Inc.*	3,211	18,463
Applied Micro Circuits Corp.*	2,958	18,990
Axcelis Technologies, Inc.	4,100	11,029
Brooks Automation, Inc.	2,477	27,792
Cabot Microelectronics Corp.	961	40,689
Cavium, Inc.*	2,179	84,109
CEVA, Inc.*	671	18,231
Cirrus Logic, Inc.*	2,481	96,238
Cohu, Inc.	904	9,808
Diodes, Inc.*	1,399	26,287
DSP Group, Inc.*	557	5,910
EMCOR Group, Inc.*	1,200	7,128
Entegris, Inc.*	5,770	83,492
Exar Corp.*	1,532	12,333
Fairchild Semiconductor International, Inc.*	4,400	87,340
FormFactor, Inc.*	2,629	23,638
Gerber Scientific, Inc.~	500	0
Inphi Corp.*	1,600	51,248
Integrated Device Technology, Inc.*	5,193	104,535
Intersil Corp., Class A	5,100	69,054
InvenSense, Inc.*	2,800	17,164
IXYS Corp.	1,266	12,977
Kopin Corp.*	1,507	3,346
Lattice Semiconductor Corp.*	4,924	26,343
M/A-COM Technology Solutions Holdings, Inc.*	1,000	32,980
MaxLinear, Inc., Class A*	2,243	40,329
Microsemi Corp.*	4,624	151,112
MKS Instruments, Inc.	2,196	94,560
Monolithic Power Systems, Inc.	1,567	107,057
Nanometrics, Inc.*	900	18,711
Photronics, Inc.*	2,692	23,986
Power Integrations, Inc.	1,095	54,827
QLogic Corp.*	3,200	47,168
Rambus, Inc.*	4,723	57,054
Rovi Corp.*	3,100	48,484
Rudolph Technologies, Inc.*	1,054	16,369
Semtech Corp.*	2,609	62,251
Sigma Designs, Inc.*	1,200	7,716
Silicon Laboratories, Inc.*	1,700	82,858
Tessera Technologies, Inc.	2,023	61,985
Ultra Clean Holdings, Inc.*	900	5,121
Ultratech, Inc.*	978	22,465
Veeco Instruments, Inc.*	1,393	23,068
Xcerra Corp.*	2,466	14,179

		2,033,368

Software — 4.6%
2U, Inc.*	1,500	44,115
ACI Worldwide, Inc.*	4,527	88,322

	Number of Shares	Value†

Software — (continued)
Actua Corp.*	1,428	$12,895
Acxiom Corp.*	2,967	65,244
Amber Road, Inc.*	600	4,626
American Software, Inc., Class A	593	6,215
Apigee Corp.*	700	8,554
Aspen Technology, Inc.*	3,253	130,901
AVG Technologies NV*	1,700	32,283
Avid Technology, Inc.*	1,100	6,391
Benefitfocus, Inc.*	400	15,248
Blackbaud, Inc.	1,850	125,615
Bottomline Technologies, Inc.*	1,545	33,264
BroadSoft, Inc.*	1,061	43,533
Callidus Software, Inc.*	2,000	39,960
Castlight Health, Inc., Class B*	1,200	4,752
CommVault Systems, Inc.*	1,548	66,858
Computer Programs & Systems, Inc.	447	17,844
Cornerstone OnDemand, Inc.*	2,100	79,926
CSG Systems International, Inc.	1,281	51,637
Cvent, Inc.*	1,200	42,864
Demandware, Inc.*	1,500	112,350
Digi International, Inc.*	657	7,050
Ebix, Inc.	1,036	49,624
Envestnet, Inc.*	1,713	57,060
Epiq Systems, Inc.	1,168	17,053
Everyday Health, Inc.*	700	5,516
Evolent Health, Inc., Class A*	700	13,440
Exa Corp.*	700	10,115
Fair Isaac Corp.	1,288	145,557
Five9 Inc.*	1,100	13,090
Glu Mobile, Inc.*	4,000	8,800
Guidance Software, Inc.*	400	2,476
Hortonworks, Inc.*	1,700	18,173
HubSpot, Inc.*	1,200	52,104
Imperva, Inc.*	1,200	51,612
inContact, Inc.*	2,100	29,085
Infoblox, Inc.*	2,100	39,396
InnerWorkings, Inc.*	1,724	14,257
Instructure Inc.*	300	5,700
Interactive Intelligence Group, Inc.*	597	24,471
Jive Software, Inc.*	1,500	5,640
ManTech International Corp., Class A	1,039	39,295
Medidata Solutions, Inc.*	2,088	97,864
MicroStrategy, Inc., Class A*	375	65,632
MINDBODY Inc., Class A*	500	8,070
Mobileiron, Inc.*	1,200	3,660
Model N, Inc.*	1,100	14,685
Monotype Imaging Holdings, Inc.	1,599	39,383
New Relic, Inc.*	900	26,442
Omnicell, Inc.*	1,435	49,120
Park City Group Inc.*	700	6,279
Paycom Software, Inc.*	1,800	77,778
PDF Solutions, Inc.*	1,200	16,788
pdvWireless Inc.*	600	12,834
Pegasystems, Inc.	1,260	33,957
Planet Payment Inc.*	2,000	8,980
Press Ganey Holdings, Inc.*	900	35,415

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — (continued)
Progress Software Corp.*	1,986	$54,536
Proofpoint, Inc.*	1,700	107,253
PROS Holdings, Inc.*	917	15,983
QAD, Inc., Class A	392	7,554
Qlik Technologies, Inc.*	3,841	113,617
Quality Systems, Inc.*	1,704	20,295
RealPage, Inc.*	2,000	44,660
Rosetta Stone, Inc.*	1,000	7,750
Sapiens International Corp. NV*	800	9,368
SciQuest, Inc.*	900	15,894
SPS Commerce, Inc.*	600	36,360
Synchronoss Technologies, Inc.*	1,546	49,256
SYNNEX Corp.	1,194	113,215
Take-Two Interactive Software, Inc.*	3,344	126,804
Tangoe, Inc.*	1,769	13,657
TubeMogul, Inc.*	500	5,950
Verint Systems, Inc.*	2,395	79,346
Workiva Inc.*	500	6,830
Xactly Corp.*	1,000	12,810
Xura, Inc.*	990	24,186

		3,005,122

Storage & Warehousing — 0.1%
Mobile Mini, Inc.	1,777	61,555
Wesco Aircraft Holdings, Inc.*	2,640	35,429

		96,984

Telecommunications — 3.1%
8X8, Inc.*	3,400	49,674
Acacia Communications Inc.*	200	7,988
ADTRAN, Inc.	1,905	35,528
Aerohive Networks, Inc.*	1,300	8,606
Anixter International, Inc.*	1,134	60,420
ATN International Inc.	349	27,156
Black Box Corp.	562	7,351
CalAmp Corp.*	1,400	20,734
Calix, Inc.*	1,487	10,275
Ciena Corp.*	5,600	105,000
Cincinnati Bell, Inc.*	7,785	35,577
Clearfield, Inc.*	400	7,156
Comtech Telecommunications Corp.	552	7,088
Consolidated Communications Holdings, Inc.	1,841	50,149
DigitalGlobe, Inc.*	2,569	54,951
EarthLink Holdings Corp.	4,016	25,702
Extreme Networks, Inc.*	3,147	10,668
FairPoint Communications, Inc.*	600	8,808
Finisar Corp.*	4,221	73,910
General Communication, Inc., Class A*	1,486	23,479
Gigamon, Inc.*	1,300	48,607
Globalstar, Inc.*	14,900	18,029
Gogo Inc*	2,200	18,458
GTT Communications, Inc.*	800	14,784
Harmonic, Inc.*	2,870	8,179
Hawaiian Telcom Holdco, Inc.*	500	10,595
HC2 Holdings, Inc.*	700	3,010
IDT Corp., Class B	800	11,352
Infinera Corp.*	5,194	58,588

	Number of Shares	Value†

Telecommunications — (continued)
Inteliquent, Inc.	1,226	$24,385
Intelsat SA*	1,200	3,096
InterDigital, Inc.	1,394	77,618
Iridium Communications, Inc.*	3,500	31,080
Ixia*	2,113	20,750
j2 Global, Inc.	1,874	118,381
Knowles Corp.*	3,452	47,223
KVH Industries, Inc.*	354	2,726
LogMeIn, Inc.*	981	62,225
Loral Space & Communications, Inc.*	546	19,257
Lumos Networks Corp.*	782	9,462
NeoPhotonics Corp.*	900	8,577
NETGEAR, Inc.*	1,329	63,181
NeuStar, Inc., Class A*	2,300	54,073
NII Holdings, Inc.*	2,500	7,950
Oclaro, Inc.*	4,400	21,472
ORBCOMM, Inc.*	2,700	26,865
Plantronics, Inc.	1,367	60,148
Polycom, Inc.*	5,300	59,625
Preformed Line Products Co.	45	1,818
RigNet, Inc.*	500	6,695
Shenandoah Telecommunications Co.	2,018	78,823
ShoreTel, Inc.*	2,281	15,260
Silicom Ltd.	300	8,970
Sonus Networks, Inc.*	1,843	16,016
Spok Holdings, Inc.	1,112	21,311
Straight Path Communications, Inc., Class B*	300	8,301
Telenav, Inc.*	1,000	5,100
Ubiquiti Networks, Inc.*	1,000	38,660
ViaSat, Inc.*	1,762	125,807
Viavi Solutions, Inc.*	9,600	63,648
Vonage Holdings Corp.*	7,500	45,750
West Corp.	1,700	33,422
Windstream Holdings, Inc.	3,500	32,445

		2,041,942

Textiles — 0.2%
Culp, Inc.	300	8,289
G&K Services, Inc., Class A	776	59,418
UniFirst Corp.	577	66,771

		134,478

Toys, Games & Hobbies — 0.0%
JAKKS Pacific, Inc.*	584	4,619

Transportation — 1.5%
Air Transport Services Group, Inc.*	2,085	27,022
ArcBest Corp.	995	16,169
Ardmore Shipping Corp.	800	5,416
Atlas Air Worldwide Holdings, Inc.*	1,048	43,408
Bristow Group, Inc.	1,350	15,403
CAI International, Inc.*	660	4,950
Celadon Group, Inc.	935	7,639
Costamare Inc.	1,200	9,204
Covenant Transportation Group, Inc., Class A*	400	7,228
DHT Holdings Inc.	3,900	19,617

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Transportation — (continued)
Dorian LPG Ltd.*	900	$6,345
Echo Global Logistics, Inc.*	1,300	29,146
Era Group, Inc.*	800	7,520
Forward Air Corp.	1,196	53,258
Frontline Ltd.	2,800	22,036
GasLog Ltd.	1,700	22,066
Gener8 Maritime Inc.*	900	5,760
Golar LNG Ltd.	3,600	55,800
Heartland Express, Inc.	1,967	34,206
Hub Group, Inc., Class A*	1,443	55,368
Knight Transportation, Inc.	2,564	68,151
Marten Transport Ltd.	1,051	20,810
Matson, Inc.	1,600	51,664
Navios Maritime Acquisition Corp.	3,700	5,809
Nordic American Tankers Ltd.	3,567	49,546
Overseas Shipholding Group Inc.*	1,600	17,584
P.A.M. Transportation Services, Inc.*	200	3,178
PHI, Inc.*	593	10,603
Radiant Logistics, Inc.*	1,000	3,000
Roadrunner Transportation Systems, Inc.*	1,000	7,460
Saia, Inc.*	961	24,159
Scorpio Bulkers Inc.*	1,100	3,069
Scorpio Tankers Inc.	7,100	29,820
Ship Finance International Ltd.	2,284	33,666
Swift Transportation Co.*	3,300	50,853
Teekay Corp.	1,900	13,547
Teekay Tankers Ltd., Class A	3,193	9,515
Tidewater, Inc.*	1,600	7,056
Universal Truckload Services, Inc.	100	1,290
USA Truck, Inc.*	200	3,502
Werner Enterprises, Inc.	1,752	40,243
XPO Logistics, Inc.*	3,941	103,491
YRC Worldwide, Inc.*	1,300	11,440

		1,017,017

Trucking and Leasing — 0.2%
GATX Corp.	1,700	74,749
TAL International Group, Inc.	1,293	17,339
Textainer Group Holdings Ltd.	812	9,046
The Greenbrier Cos., Inc.	1,047	30,499

		131,633

Water — 0.4%
American States Water Co.	1,524	66,782
Artesian Resources Corp., Class A	413	14,009
California Water Service Group	1,766	61,686
Connecticut Water Service, Inc.	519	29,168
Consolidated Water Co. Ltd.	800	10,448
Middlesex Water Co.	531	23,035
PICO Holdings, Inc.*	792	7,492
SJW Corp.	688	27,093
The York Water Co.	697	22,332

		262,045

TOTAL COMMON STOCKS (Cost $49,055,819)		59,055,636

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — 8.9%
Apartments — 0.4%
Bluerock Residential Growth Reit, Inc.	600	$7,800
Education Realty Trust, Inc.	2,701	124,624
Independence Realty Trust, Inc.	1,792	14,659
Monogram Residential Trust, Inc.	6,500	66,365
Preferred Apartment Communities, Inc., Class A	800	11,776
Silver Bay Realty Trust Corp.	1,637	27,878

		253,102

Building & Real Estate — 1.2%
Agree Realty Corp.	796	38,399
Altisource Residential Corp.	2,200	20,218
Anworth Mortgage Asset Corp.	3,731	17,536
Apollo Commercial Real Estate Finance, Inc.	2,200	35,354
Ares Commercial Real Estate Corp.	1,000	12,290
Capstead Mortgage Corp.	3,475	33,707
Colony Financial, Inc. Class A	4,416	67,786
Colony Starwood Homes	2,600	79,092
CYS Investments, Inc.	5,856	49,015
Dynex Capital, Inc.	2,307	16,011
Getty Realty Corp.	1,169	25,075
Hatteras Financial Corp.*	3,800	62,320
Invesco Mortgage Capital, Inc.	4,407	60,332
iStar Financial, Inc.*	3,318	31,820
New York Mortgage Trust, Inc.	4,700	28,670
PennyMac Mortgage Investment Trust	2,692	43,691
Redwood Trust, Inc.	3,377	46,636
Resource Capital Corp.	1,175	15,110
Select Income REIT	2,600	67,574

		750,636

Diversified — 1.0%
AG Mortgage Investment Trust, Inc.	1,188	17,155
Armada Hoffler Properties, Inc.	1,400	19,236
CatchMark Timber Trust, Inc., Class A	1,300	15,886
CorEnergy Infrastructure Trust Inc.	300	8,655
CoreSite Realty Corp.	1,400	124,166
DuPont Fabros Technology, Inc.	3,050	144,997
New York REIT, Inc.	6,200	57,350
NexPoint Residential Trust, Inc.	600	10,920
PS Business Parks, Inc.	765	81,151
STAG lndustrial, Inc.	2,600	61,906
The GEO Group, Inc.	2,968	101,446
UMH Properties, Inc.	968	10,890
Whitestone REIT	800	12,064

		665,822

Diversified Financial Services — 0.5%
American Capital Mortgage Investment Corp.	2,043	32,259
Apollo Residential Mortgage, Inc.	1,332	17,849
ARMOUR Residential REIT, Inc.	1,375	27,500
New Residential Investment Corp.	9,200	127,328
Orchid Island Capital, Inc.	600	6,174
Owens Realty Mortgage, Inc.	500	8,320
RAIT Financial Trust	3,606	11,286
United Development Funding IV~	1,000	3,200
Western Asset Mortgage Capital Corp.	1,597	14,996

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Diversified Financial Services — (continued)
WP Glimcher, Inc.	7,600	$85,044

		333,956

Forest Products & Paper — 0.1%
Potlatch Corp.	1,578	53,810

Healthcare — 1.1%
CareTrust REIT, Inc.	2,395	33,003
Healthcare Realty Trust, Inc.	4,172	145,978
LTC Properties, Inc.	1,517	78,474
Medical Properties Trust, Inc.	9,607	146,123
National Health Investors, Inc.	1,457	109,406
New Senior Investment Group, Inc.	3,400	36,312
Physicians Realty Trust	5,300	111,353
Sabra Health Care REIT, Inc.	2,588	53,403
Universal Health Realty Income Trust	520	29,734

		743,786

Hotels & Resorts — 1.2%
Ashford Hospitality Prime, Inc.	987	13,956
Ashford Hospitality Trust, Inc.	3,020	16,217
Chatham Lodging Trust	1,400	30,772
Chesapeake Lodging Trust	2,389	55,544
DiamondRock Hospitality Co.	7,523	67,933
FelCor Lodging Trust, Inc.	5,918	36,869
Hersha Hospitality Trust	1,917	32,877
LaSalle Hotel Properties	4,517	106,511
Pebblebrook Hotel Trust	2,709	71,111
RLJ Lodging Trust	5,100	109,395
Ryman Hospitality Properties, Inc.	1,712	86,713
Summitt Hotel Properties, Inc.	3,500	46,340
Sunstone Hotel Investors, Inc.	8,847	106,783

		781,021

Industrial — 0.8%
EastGroup Properties, Inc.	1,275	87,873
First Industrial Realty Trust, Inc.	4,729	131,561
First Potomac Realty Trust	2,392	22,006
InfraREIT, Inc.	1,700	29,818
Monmouth Real Estate Investment Corp., Class A	2,649	35,126
QTS Realty Trust, Inc., Class A	1,900	106,362
Rexford Industrial Realty, Inc.	2,600	54,834
Terreno Realty Corp.	1,675	43,332

		510,912

Mixed Industrial/Office — 0.5%
Cousins Properties, Inc.	8,461	87,994
Gladstone Commercial Corp.	652	11,012
Investors Real Estate Trust	4,618	29,878
Lexington Realty Trust	9,315	94,175
One Liberty Properties, Inc.	503	11,997
Washington Real Estate Investment Trust	3,006	94,569

		329,625

Office Property — 0.9%
American Assets Trust, Inc.	1,600	67,904
Easterly Government Proper, Inc.	1,000	19,730
Franklin Street Properties Corp.	4,045	49,632
Government Properties Income Trust	2,744	63,277

	Number of Shares	Value†

Office Property — (continued)
Gramercy Property Trust	17,017	$156,897
Hudson Pacific Properties, Inc.	3,000	87,540
Mack-Cali Realty Corp.	3,500	94,500
Parkway Properties, Inc.	3,380	56,547

		596,027

Real Estate — 0.1%
Xenia Hotels & Resorts, Inc.	4,400	73,832

Real Estate Investment Trusts — 0.1%
Tier REIT Inc.	2,000	30,660

Regional Malls — 0.2%
CBL & Associates Properties, Inc.	6,900	64,239
Pennsylvania Real Estate Investment Trust	2,715	58,237
Rouse Properties, Inc.	1,400	25,550

		148,026

Storage & Warehousing — 0.0%
National Storage Affiliates Trust	1,000	20,820

Strip Centers — 0.8%
Acadia Realty Trust	2,720	96,614
Alexander’s, Inc.	86	35,194
Cedar Realty Trust, Inc.	2,826	20,997
Kite Realty Group Trust	3,251	91,126
Ramco-Gershenson Properties Trust	3,141	61,595
Retail Opportunity Investments Corp.	3,900	84,513
Saul Centers, Inc.	451	27,831
Urban Edge Properties	3,500	104,510
Urstadt Biddle Properties, Inc., Class A	1,216	30,133

		552,513

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $5,027,181)		5,844,548

RIGHTS — 0.0%
Chelsea Therapeutics Intl Ltd. CVR~	1,600	0
Clinical Data, Inc.~	354	0
Cubist Pharmaceuticals, Inc.~	1,200	0
Durata Therapeutics CVR Shares~	500	0
Furiex Pharmaceuticals Rights~	300	0
Leap Wireless CVR~	2,300	5,796

TOTAL RIGHTS (Cost $5,740)		5,796

	Par (000)	Value†
U.S. TREASURY OBLIGATIONS — 0.1%
U.S. Treasury Bill 0.000%, 09/08/16 (Cost $64,944)	$65	64,975

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 2.1%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,401,926)	1,401,926	$1,401,926

TOTAL INVESTMENTS — 100.6% (Cost $55,555,610)		66,372,881

Other Assets & Liabilities — (0.6)%		(363,933)

TOTAL NET ASSETS — 100.0%		$66,008,948

~	Fair valued security. The total market value of fair valued securities at June 30, 2016 is $15,234.
†	See Security Valuation Note.
*	Non-income producing security.

PLC — Public Limited Company.

REIT — Real Estate Investment Trust.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value		Value†
Advertising	0.1%		$37,835
Aerospace & Defense	1.4%		811,837
Agriculture	0.4%		211,447
Airlines	0.4%		251,344
Apparel	0.9%		534,168
Auto Manufacturers	0.1%		54,062
Auto Parts & Equipment	1.1%		661,768
Banks	10.1%		5,988,166
Beverages	0.2%		141,236
Biotechnology	3.7%		2,210,786
Building Materials	1.9%		1,107,331
Chemicals	2.5%		1,468,576
Coal	—%	+	19,337
Commercial Services	5.6%		3,333,826
Computers	2.8%		1,661,220
Cosmetics & Personal Care	0.2%		114,290
Distribution & Wholesale	0.8%		470,961
Diversified Financial Services	2.5%		1,487,957
Electric	2.6%		1,555,871
Electrical Components & Equipment	1.2%		708,975
Electronics	2.5%		1,452,827
Energy-Alternate Sources	0.4%		216,216
Engineering & Construction	1.2%		683,729
Entertainment	1.0%		577,234
Environmental Control	0.6%		347,630
Food	2.0%		1,150,408
Forest Products & Paper	0.4%		256,270
Gas	1.5%		910,350
Hand & Machine Tools	0.2%		142,713
Healthcare Products	3.7%		2,162,774
Healthcare Services	1.9%		1,110,188
Holding Companies	0.2%		143,842
Home Builders	0.8%		447,238
Home Furnishings	0.6%		357,255
Hotels & Resorts	0.1%		59,840

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value		Value†
Household Products & Wares	0.6%		$336,517
Housewares	—%	+	15,630
Insurance	3.1%		1,812,249
Internet	2.3%		1,369,890
Investment Companies	0.1%		39,243
Iron & Steel	0.6%		326,327
Leisure Time	0.6%		353,420
Lodging	0.3%		171,531
Machinery — Construction & Mining	0.3%		172,128
Machinery — Diversified	0.8%		459,095
Media	1.5%		901,000
Metal Fabricate/Hardware	1.0%		570,774
Mining	0.7%		430,017
Miscellaneous Manufacturing	1.8%		1,065,547
Office & Business Equipment	—%	+	12,864
Office Furnishings	0.5%		281,876
Oil & Gas	1.7%		999,960
Oil & Gas Services	0.9%		531,088
Packaging and Containers	0.1%		85,967
Pharmaceuticals	3.5%		2,077,033
Pipelines	0.1%		80,302
Publishing / Newspapers	0.2%		92,480
Real Estate	0.6%		378,740
Real Estate Investment Trusts	0.3%		148,619
Retail	5.9%		3,497,827
Savings & Loans	2.2%		1,268,797
Semiconductors	3.4%		2,033,368
Software	5.1%		3,005,122
Storage & Warehousing	0.2%		96,984
Telecommunications	3.5%		2,041,942
Textiles	0.2%		134,478
Toys, Games & Hobbies	—%	+	4,619
Transportation	1.7%		1,017,017
Trucking and Leasing	0.2%		131,633
Water	0.4%		262,045

	100.0%		$59,055,636

+	Rounded.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Small Cap Index Fund

Summary of inputs used to value the Fund’s investments as of 06/30/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Advertising	$37,835	$37,835	$—	$—
Aerospace & Defense	811,837	811,837	—	—
Agriculture	211,447	211,447	—	—
Airlines	251,344	251,344	—	—
Apparel	534,168	534,168	—	—
Auto Manufacturers	54,062	54,062	—	—
Auto Parts & Equipment	661,768	661,768	—	—
Banks	5,988,166	5,988,166	—	—
Beverages	141,236	141,236	—	—
Biotechnology	2,210,786	2,210,786	—	—
Building Materials	1,107,331	1,107,331	—	—
Chemicals	1,468,576	1,468,576	—	—
Coal	19,337	19,337	—	—
Commercial Services	3,333,826	3,333,826	—	—
Computers	1,661,220	1,661,220	—	—
Cosmetics & Personal Care	114,290	114,290	—	—
Distribution & Wholesale	470,961	470,961	—	—
Diversified Financial Services	1,487,957	1,487,957	—	—
Electric	1,555,871	1,555,871	—	—
Electrical Components & Equipment	708,975	708,975	—	—
Electronics	1,452,827	1,452,827	—	—
Energy-Alternate Sources	216,216	216,216	—	—
Engineering & Construction	683,729	683,729	—	—
Entertainment	577,234	577,234	—	—
Environmental Control	347,630	347,630	—	—
Food	1,150,408	1,150,408	—	—
Forest Products & Paper	256,270	256,270	—	—
Gas	910,350	910,350	—	—
Hand & Machine Tools	142,713	142,713	—	—
Healthcare Products	2,162,774	2,162,774	—	—
Healthcare Services	1,110,188	1,110,188	—	—
Holding Companies	143,842	143,842	—	—
Home Builders	447,238	447,238	—	—
Home Furnishings	357,255	357,255	—	—
Hotels & Resorts	59,840	59,840	—	—
Household Products & Wares	336,517	336,517	—	—
Housewares	15,630	15,630	—	—
Insurance	1,812,249	1,812,249	—	—
Internet	1,369,890	1,369,890	—	—
Investment Companies	39,243	39,243	—	—
Iron & Steel	326,327	326,327	—	—
Leisure Time	353,420	353,420	—	—
Lodging	171,531	171,531	—	—
Machinery — Construction & Mining	172,128	172,128	—	—
Machinery — Diversified	459,095	459,095	—	—
Media	901,000	901,000	—	—
Metal Fabricate/Hardware	570,774	570,774	—	—
Mining	430,017	430,017	—	—
Miscellaneous Manufacturing	1,065,547	1,065,547	—	—

ASSETS TABLE
Description	Total Market Value at 06/30/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Office & Business Equipment	$12,864	$12,864	$—	$—
Office Furnishings	281,876	281,876	—	—
Oil & Gas	999,960	999,960	—	—
Oil & Gas Services	531,088	531,088	—	—
Packaging and Containers	85,967	85,967	—	—
Pharmaceuticals	2,077,033	2,070,795	6,238	—
Pipelines	80,302	80,302	—	—
Publishing / Newspapers	92,480	92,480	—	—
Real Estate	378,740	378,740	—	—
Real Estate Investment Trusts	148,619	148,619	—	—
Retail	3,497,827	3,497,827	—	—
Savings & Loans	1,268,797	1,268,797	—	—
Semiconductors	2,033,368	2,033,368	—	—
Software	3,005,122	3,005,122	—	—
Storage & Warehousing	96,984	96,984	—	—
Telecommunications	2,041,942	2,041,942	—	—
Textiles	134,478	134,478	—	—
Toys, Games & Hobbies	4,619	4,619	—	—
Transportation	1,017,017	1,017,017	—	—
Trucking and Leasing	131,633	131,633	—	—
Water	262,045	262,045	—	—
REAL ESTATE INVESTMENT TRUSTS
Apartments	253,102	253,102	—	—
Building & Real Estate	750,636	750,636	—	—
Diversified	665,822	665,822	—	—
Diversified Financial Services	333,956	330,756	3,200	—
Forest Products & Paper	53,810	53,810	—	—
Healthcare	743,786	743,786	—	—
Hotels & Resorts	781,021	781,021	—	—
Industrial	510,912	510,912	—	—
Mixed Industrial/Office	329,625	329,625	—	—
Office Property	596,027	596,027	—	—
Real Estate	73,832	73,832	—	—
Real Estate Investment Trusts	30,660	30,660	—	—
Regional Malls	148,026	148,026	—	—
Storage & Warehousing	20,820	20,820	—	—
Strip Centers	552,513	552,513	—	—
U.S. TREASURY OBLIGATIONS	64,975	—	64,975	—
RIGHTS	5,796	—	5,796	—
SHORT-TERM INVESTMENTS	1,401,926	1,401,926	—	—

TOTAL INVESTMENTS	$66,372,881	$66,292,672	$80,209	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any significant transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — 92.0%
Australia — 6.8%
AGL Energy Ltd.	5,276	$76,624
Alumina Ltd.	25,717	25,279
Amcor Ltd.	9,071	101,991
AMP Ltd.	24,438	95,240
APA Group	8,753	60,880
Aristocrat Leisure Ltd.	4,196	43,651
Asciano Ltd.	4,969	32,968
ASX Ltd.	1,401	48,237
Aurizon Holdings Ltd.	15,495	56,220
Ausnet Services	18,561	22,860
Australia & New Zealand Banking Group Ltd.	22,660	412,867
Bank of Queensland Ltd.	3,114	24,844
Bendigo & Adelaide Bank Ltd.	3,686	26,689
BHP Billiton Ltd.	24,967	347,947
Boral Ltd.	4,756	22,329
Brambles Ltd.	12,159	113,521
Caltex Australia Ltd.	2,100	50,631
Challenger Ltd/Australia	4,465	29,171
CIMIC Group Ltd.	829	22,381
Coca-Cola Amatil Ltd.	4,963	30,637
Cochlear Ltd.	371	33,850
Commonwealth Bank of Australia	13,264	744,512
Computershare Ltd.	3,381	23,379
Crown Resorts Ltd.	2,801	26,642
CSL Ltd.	3,643	307,224
Dexus Property Group	6,834	46,373
Domino’s Pizza Enterprises Ltd	473	24,339
DUET Group	18,193	34,123
Flight Centre Travel Group Ltd.	439	10,444
Fortescue Metals Group Ltd.	13,816	36,972
Goodman Group	12,872	69,039
Harvey Norman Holdings Ltd.	3,235	11,257
Healthscope Ltd.	13,599	29,264
Incitec Pivot Ltd.	13,612	30,577
Insurance Australia Group Ltd.	19,230	79,214
Lend Lease Group	4,333	41,160
Macquarie Group Ltd.	2,346	122,120
Medibank Pvt. Ltd.	21,209	47,032
Mirvac Group	26,971	41,019
National Australia Bank Ltd.	20,366	391,016
Newcrest Mining Ltd.*	6,279	108,827
Oil Search Ltd.	10,741	54,238
Orica Ltd.	2,861	26,615
Origin Energy Ltd.	14,077	61,504
Platinum Asset Management Ltd.	1,805	7,839
Qantas Airways Ltd.	2,415	5,116
QBE Insurance Group Ltd.	10,872	85,885
Ramsay Health Care Ltd.	980	52,965
REA Group Ltd.	400	17,951
Rio Tinto Ltd.	3,224	111,520
Santos Ltd.	12,884	45,607
Scentre Group	41,494	153,692
Seek Ltd.	2,700	30,995
Sonic Healthcare Ltd.	3,512	56,955
South32 Ltd.*	16,770	20,039

	Number of Shares	Value†

Australia — (continued)
South32 Ltd.*	24,967	$29,281
Stockland	18,825	66,744
Suncorp Group Ltd.	9,636	88,362
Sydney Airport	9,491	49,559
Tabcorp Holdings Ltd.	7,043	24,262
Tatts Group Ltd.	13,129	37,782
Telstra Corp. Ltd.	33,844	141,459
The GPT Group	15,260	62,057
The GPT Group, In Specie~	16,419	0
TPG Telecom Ltd.	2,224	19,942
Transurban Group	15,315	137,939
Treasury Wine Estates Ltd.	5,948	41,332
Vicinity Centres	24,226	60,440
Vocus Communications Ltd.	3,554	23,113
Wesfarmers Ltd.	8,949	269,874
Westfield Corp.	15,906	127,768
Westpac Banking Corp.	26,039	577,430
Woodside Petroleum Ltd.	6,074	123,164
Woolworths Ltd.	10,150	159,645

		6,674,424

Austria — 0.1%
Andritz AG	668	31,675
Erste Group Bank AG	1,965	44,739
Immoeast AG~	2,678	0
OMV AG	1,135	31,906
Raiffeisen Bank International AG*	750	9,474
Voestalpine AG	1,009	33,958

		151,752

Belgium — 1.4%
Ageas	1,453	50,505
Anheuser-Busch InBev N.V.	6,202	820,134
Belgacom S.A.	1,133	36,005
Colruyt S.A.	647	35,804
Delhaize Group S.A.	768	81,128
Groupe Bruxelles Lambert S.A.	667	54,698
KBC Groep N.V.*	2,043	100,477
Solvay S.A.	600	56,045
Telenet Group Holding N.V.	377	17,239
UCB S.A.	1,013	76,064
Umicore S.A.	738	38,121

		1,366,220

Bermuda — 0.0%
Noble Group Ltd.*~	38,270	5,682

China — 0.1%
Sands China Ltd.	19,200	64,971
Yangzijiang Shipbuilding Holdings Ltd.	19,000	12,744

		77,715

Denmark — 1.8%
A.P. Moller - Maersk A/S, B Shares	55	71,839
A.P. Moller - Maersk A/S, A Shares	31	39,071
Carlsberg A/S, B Shares	840	80,143
Chr Hansen Holding AS	775	50,898

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Denmark — (continued)
Coloplast A/S, B Shares	905	$67,743
Danske Bank A/S	5,515	145,157
DSV A/S	1,517	63,787
Genmab AS*	417	76,039
ISS A/S	1,307	49,157
Novo Nordisk A/S, B Shares	14,316	770,958
Novozymes A/S, B Shares	1,916	92,008
Pandora A/S	896	122,035
TDC A/S	6,200	30,383
Tryg A/S	965	17,278
Vestas Wind Systems A/S	1,794	121,937
William Demant Holding A/s	690	13,431

		1,811,864

Finland — 0.9%
Elisa OYJ	1,000	38,423
Fortum OYJ	3,489	56,056
Kone OYJ, B Shares	2,641	121,884
Metso OYJ	661	15,540
Neste OYJ	812	29,118
Nokia OYJ	44,858	255,487
Nokian Renkaat OYJ	765	27,419
Orion OYJ, B Shares	750	29,123
Sampo OYJ, A Shares	3,551	145,223
Stora Enso OYJ, R Shares	4,323	34,766
UPM-Kymmene OYJ	4,158	76,386
Wartsila OYJ Abp	1,184	48,309

		877,734

France — 8.4%
Accor S.A.	1,361	52,149
Aeroports de Paris	215	23,558
Air Liquide S.A.	2,701	281,396
Alstom S.E.	1,018	23,504
Arkema S.A.	594	45,413
AtoS S.A.	702	57,879
AXA S.A.	15,218	300,901
BNP Paribas S.A.	8,262	362,336
Bollore S.A.	6,919	23,293
Bouygues S.A.	1,571	45,007
Bureau Veritas S.A.	1,772	37,203
Cap Gemini S.A.	1,210	104,415
Carrefour S.A.	4,457	109,623
Casino Guichard Perrachon S.A.	468	25,978
Christian Dior S.E.	408	65,359
CNP Assurances	1,617	23,857
Compagnie de Saint-Gobain	3,782	143,360
Compagnie Generale des Establissements Michelin, B Shares	1,486	140,042
Credit Agricole S.A.	8,537	71,770
Danone S.A.	4,621	323,391
Dassault Systemes S.A.	988	74,492
Edenred	1,755	35,936
Eiffage S.A.	442	31,422
Electricite de France S.A.	2,020	24,493
Essilor International S.A.	1,632	214,493

	Number of Shares	Value†

France — (continued)
Eurazeo S.A.	360	$21,357
Eutelsat Communications S.A.	1,342	25,330
Fonciere Des Regions	278	24,571
GDF Suez	11,414	183,272
Gecina S.A.	313	42,395
Groupe Eurotunnel S.E.	3,742	39,526
Hermes International	218	81,266
ICADE	313	21,995
Iliad S.A.	205	41,382
Imerys S.A.	213	13,591
Ingenico Group S.A.	436	50,535
JCDecaux S.A.	510	17,196
Kering	565	90,955
Klepierre	1,527	67,380
L’Oreal S.A.	1,971	377,356
Lagardere S.C.A.	948	20,621
Legrand S.A.	2,075	106,223
LVMH Moet Hennessy Louis Vuitton S.E.	2,159	325,438
Natixis	7,282	27,401
Numericable-SFR	671	16,768
Orange S.A.	15,576	253,275
Pernod Ricard S.A.	1,689	187,001
Peugeot S.A.*	3,574	42,839
Publicis Groupe S.A.	1,489	99,631
Remy Cointreau S.A.	152	13,084
Renault S.A.	1,493	112,718
Rexel S.A.	1,960	24,642
Safran S.A.	2,358	158,793
Sanofi S.A.	9,135	758,964
Schneider Electric S.E.	4,325	252,325
SCOR S.E.	1,118	33,054
Societe BIC S.A.	246	34,660
Societe Generale S.A.	5,784	180,959
Sodexo	765	81,954
Suez Environment Co.	2,507	39,103
Technip S.A.	909	49,200
Thales S.A.	773	64,194
TOTAL S.A.	17,446	836,644
Unibail-Rodamco S.E.	776	200,747
Valeo SA	1,761	78,178
Veolia Environment S.A.	3,504	75,668
Vinci S.A.	3,863	272,601
Vivendi S.A.	8,958	167,593
Wendel S.A.	253	26,156
Zodiac Aerospace	1,724	40,218

		8,320,029

Germany — 7.5%
Adidas AG	1,452	208,434
Allianz S.E.	3,570	509,289
Axel Springer S.E.	327	17,169
BASF S.E.	7,181	550,632
Bayer AG	6,425	645,297
Bayerische Motoren Werke AG	2,574	187,324
Beiersdorf AG	792	74,983
Brenntag AG	1,140	55,224

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Germany — (continued)
Commerzbank AG	8,718	$56,775
Continental AG	878	166,142
Covestro Ag144A @	547	24,364
Daimler AG	7,547	451,602
Deutsche Annington Immobilien S.E.	3,477	126,960
Deutsche Bank AG*	10,968	151,613
Deutsche Boerse AG	1,516	124,547
Deutsche Lufthansa AG	1,991	23,409
Deutsche Post AG	7,523	211,943
Deutsche Telekom AG	25,250	430,572
Deutsche Wohnen AG	2,580	87,844
E.ON S.E.	16,007	161,588
Evonik Industries AG	1,096	32,670
Fraport AG Frankfurt Airport Services Worldwide	272	14,563
Fresenius Medical Care AG & Co. KGaA	1,651	143,813
Fresenius S.E. & Co. KGaA	3,157	231,969
GEA Group AG	1,522	71,841
Hannover Rueck S.E.	474	49,665
HeidelbergCement AG	1,060	79,852
Henkel AG & Co. KGaA	823	89,023
Hochtief AG	160	20,658
Hugo Boss AG	567	32,235
Infineon Technologies AG	8,492	122,934
K+S AG	1,330	27,228
LANXESS AG	691	30,316
Linde AG	1,444	201,203
MAN S.E.	297	30,312
Merck KGaA	1,016	103,270
Metro AG	1,566	48,164
Muenchener Ruckversicherungs AG	1,290	216,327
OSRAM Licht AG	667	34,655
ProSiebenSat.1 Media AG	1,773	77,555
RWE AG*	3,801	60,532
SAP S.E.	7,580	569,300
Siemens AG	5,900	605,468
Symrise AG	897	61,186
Telefonica Deutschland Holding AG	4,698	19,352
ThyssenKrupp AG	2,865	57,588
TUI AG	3,650	41,544
United Internet AG	908	37,745
Volkswagen AG	247	32,743
Zalando SE*144A @	677	17,918

		7,427,340

Hong Kong — 2.9%
AIA Group Ltd.	94,200	566,493
ASM Pacific Technology Ltd.	1,700	12,224
Bank of East Asia Ltd.	8,017	31,003
BOC Hong Kong Holdings Ltd.	27,500	82,867
Cathay Pacific Airways Ltd.	10,000	14,671
Cheung Kong Infrastructure Holdings Ltd.	5,000	43,110
Cheung Kong Property Holdings Ltd.	21,170	133,385
CK Hutchison Holdings Ltd.	21,128	232,418
CLP Holdings Ltd.	12,500	127,690
First Pacific Co., Ltd.	15,750	11,434

	Number of Shares	Value†

Hong Kong — (continued)
Galaxy Entertainment Group Ltd.	18,000	$53,856
Hang Lung Properties Ltd.	19,000	38,386
Hang Seng Bank Ltd.	5,700	97,771
Henderson Land Development Co., Ltd.	8,935	50,472
HK Electric Investments & HK Electric Investments Ltd.144A @	20,777	19,387
HKT Trust & HKT Ltd.	21,240	30,608
Hong Kong & China Gas Co., Ltd.	59,464	108,654
Hong Kong Exchanges & Clearing Ltd.	9,038	220,216
Hysan Development Co., Ltd.	6,140	27,381
Kerry Properties Ltd.	3,509	8,688
Li & Fung Ltd.	50,000	24,245
Link REIT	18,176	124,291
Melco Crown Entertainment Ltd. ADR	1,467	18,455
MGM China Holdings Ltd.	8,400	10,968
MTR Corp., Ltd.	11,600	58,848
New World Development Co., Ltd.	49,698	50,611
Noble Group Ltd.*	38,270	5,795
NWS Holdings Ltd.	13,307	21,063
PCCW Ltd.	33,068	22,220
Power Assets Holdings Ltd.	10,500	96,543
Shangri-La Asia Ltd.	6,666	6,693
Sino Land Co., Ltd.	21,298	35,067
SJM Holdings Ltd.	17,000	10,409
Sun Hung Kai Properties Ltd.	11,161	134,701
Swire Pacific Ltd., A Shares	5,000	56,506
Swire Properties Ltd.	9,336	24,875
Techtronic Industries Co.	11,000	45,936
The Wharf Holdings Ltd.	11,000	67,128
WH Group Ltd.144A @	45,343	35,911
Wheelock & Co., Ltd.	7,000	32,884
Yue Yuen Industrial Holdings Ltd.	7,000	27,743

		2,821,606

Ireland — 1.1%
Anglo Irish Bank Corp. PLC~	3,146	0
Bank of Ireland*	220,348	45,425
CRH PLC	6,548	190,812
DCC Plc	683	60,104
Experian PLC	7,434	141,039
James Hardie Industries PLC	3,154	48,847
Kerry Group PLC, A Shares	1,174	104,121
Paddy Power Betfair PLC	632	66,421
Ryanair Holdings PLC ADR	257	17,872
Shire PLC	6,944	429,159

		1,103,800

Israel — 0.7%
Azrieli Group	283	12,034
Bank Hapoalim BM	8,292	41,774
Bank Leumi Le-Israel BM*	11,337	39,806
Bezeq The Israeli Telecommunication Corp., Ltd.	15,011	29,736
Check Point Software Technologies Ltd.*	1,012	80,636
Israel Chemicals Ltd.	3,410	13,286
Mizrahi Tefahot Bank Ltd.	783	9,029

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Israel — (continued)
Mobileye NV*	1,353	$62,427
NICE Systems Ltd.	400	25,453
Taro Pharmaceutical Industries Ltd*	116	16,890
Teva Pharmaceutical Industries Ltd.	7,175	363,128

		694,199

Italy — 1.7%
Assicurazioni Generali SpA	9,446	111,391
Atlantia SpA	3,091	77,229
Enel SpA	58,806	261,067
Eni SpA	20,206	325,463
Exor SpA	848	31,304
Ferrari NV	737	30,256
Finmeccanica SpA*	3,179	32,148
Intesa Sanpaolo SpA	98,312	187,257
Intesa Sanpaolo SpA, RSP	8,795	15,745
Luxottica Group SpA	1,314	64,042
Mediobanca SpA	4,539	26,153
Poste Italiane Spa144A @	4,029	26,752
Prysmian SpA	1,389	30,488
Saipem SpA*	46,345	18,530
Snam SpA	18,898	112,981
Telecom Italia SpA	78,086	64,133
Telecom Italia SpA, RSP	52,300	33,649
Terna Rete Elettrica Nasionale SpA	11,628	64,711
UniCredit SpA	39,577	87,040
Unione di Banche Italiane SCpA	7,359	20,322
Unipolsai SPA	8,602	12,982

		1,633,643

Japan — 21.5%
ABC-Mart, Inc.	200	13,422
Acom Co., Ltd.*	3,200	15,503
Aeon Co., Ltd.	4,900	76,080
AEON Financial Service Co., Ltd.	700	15,157
Aeon Mall Co., Ltd.	710	9,290
Air Water, Inc.	1,000	14,714
Aisin Seiki Co., Ltd.	1,400	57,027
Ajinomoto Co., Inc.	4,000	94,244
Alfresa Holdings Corp.	1,600	33,427
Alps Electric Co., Ltd.	1,400	26,598
Amada Holdings Co., Ltd.	3,000	30,456
ANA Holdings, Ltd.	11,000	31,346
Aozora Bank Ltd.	10,000	34,690
Asahi Glass Co., Ltd.	7,000	37,988
Asahi Group Holdings Ltd.	3,200	103,471
Asahi Kasei Corp.	9,000	62,631
Asics Corp.	1,000	16,895
Astellas Pharma, Inc.	16,200	254,054
Bandai Namco Holdings, Inc.	1,500	38,710
Benesse Holdings, Inc.	700	16,433
Bridgestone Corp.	5,200	167,112
Brother Industries Ltd.	1,500	16,089
Calbee, Inc.	400	16,734
Canon, Inc.	8,300	236,967
Casio Computer Co., Ltd.	1,500	21,600

	Number of Shares	Value†

Japan — (continued)
Central Japan Railway Co.	1,100	$195,650
Chubu Electric Power Co., Inc.	5,100	72,578
Chugai Pharmaceutical Co., Ltd.	1,800	64,149
Concordia Financial Group Ltd*	8,000	30,895
Credit Saison Co., Ltd.	1,000	16,798
Cyberdyne Inc*	1,000	22,540
Dai Nippon Printing Co., Ltd.	4,000	44,580
Daicel Corp.	2,000	20,724
Daihatsu Motor Co., Ltd.	1,800	23,447
Daiichi Sankyo Co., Ltd.	4,800	116,617
Daikin Industries Ltd.	1,800	151,281
Daito Trust Construction Co., Ltd.	500	81,181
Daiwa House Industry Co., Ltd.	4,500	132,152
Daiwa Securities Group, Inc.	13,000	68,489
Denso Corp.	3,900	137,223
Dentsu, Inc.	1,800	84,377
Don Quijote Holdings Co., Ltd.	800	29,730
East Japan Railway Co.	2,600	240,951
Eisai Co., Ltd.	2,000	111,672
Electric Power Development Co., Ltd.	1,000	23,298
FamilyMart Co., Ltd.	500	30,471
FANUC Corp.	1,500	244,010
Fast Retailing Co., Ltd.	400	107,392
Fuji Electric Co., Ltd.	4,000	16,654
Fuji Heavy Industries Ltd.	4,500	154,680
FUJIFILM Holdings Corp.	3,400	131,921
Fujitsu Ltd.	15,000	55,160
Fukuoka Financial Group, Inc.	6,000	19,783
GungHo Online Entertainment, Inc.	3,000	8,129
Hakuhodo DY Holdings, Inc.	1,500	17,979
Hamamatsu Photonics K.K.	1,000	28,059
Hankyu Hanshin Holdings, Inc.	8,000	59,652
Hikari Tsushin, Inc.	200	16,755
Hino Motors Ltd.	2,000	19,920
Hirose Electric Co., Ltd.	210	25,823
Hisamitsu Pharmaceutical Co., Inc.	400	23,065
Hitachi Chemical Co., Ltd.	1,000	18,676
Hitachi Construction Machinery Co., Ltd.	1,000	14,596
Hitachi High-Technologies Corp.	500	13,684
Hitachi Ltd.	38,000	159,215
Hitachi Metals Ltd.	2,000	20,318
Hokuriku Electric Power Co.	1,200	14,869
Honda Motor Co., Ltd.	12,800	321,091
Hongkong Land Holdings Ltd.	9,000	55,082
Hoshizaki Electric Co. Ltd.	300	29,368
Hoya Corp.	3,300	117,863
Hulic Co., Ltd.	2,500	26,344
Idemitsu Kosan Co., Ltd.	400	8,684
IHI Corp.	12,000	32,346
Iida Group Holdings Co., Ltd.	1,000	20,479
Inpex Corp.	7,200	56,308
Isetan Mitsukoshi Holdings Ltd.	2,500	22,252
Isuzu Motors Ltd.	4,500	55,426
ITOCHU Corp.	12,000	146,799
J. Front Retailing Co., Ltd.	2,000	20,737

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Japan Airlines Co., Ltd.	1,000	$32,173
Japan Airport Terminal Co., Ltd.	300	10,884
Japan Exchange Group, Inc.	4,000	46,054
Japan Post Bank Co. Ltd.	3,000	35,276
Japan Post Holdings Co. Ltd.	3,000	36,496
Japan Prime Realty Investment Corp.	5	21,456
Japan Real Estate Investment Corp.	10	61,766
Japan Retail Fund Investment Corp.	20	51,069
Japan Tobacco, Inc.	8,700	350,629
JFE Holdings, Inc.	3,700	48,267
JGC Corp.	1,000	14,316
JSR Corp.	1,100	14,567
JTEKT Corp.	1,500	17,002
JX Holdings, Inc.	17,690	69,050
Kajima Corp.	7,000	48,627
Kakaku.Com, Inc.	1,100	21,857
Kamigumi Co., Ltd.	2,000	18,486
Kaneka Corp.	2,000	13,345
Kansai Paint Co., Ltd.	2,000	40,379
Kao Corp.	3,900	227,144
Kawasaki Heavy Industries Ltd.	10,000	28,196
KDDI Corp.	14,500	440,941
Keihan Electric Railway Co., Ltd.	3,000	20,788
Keikyu Corp.	4,000	40,252
Keio Corp.	5,000	47,164
Keisei Electric Railway Co., Ltd.	2,000	25,780
Keyence Corp.	341	232,674
Kikkoman Corp.	1,000	36,900
Kintetsu Group Holdings Co., Ltd.	13,000	55,633
Kirin Holdings Co., Ltd.	6,800	114,690
Kobe Steel Ltd.	26,000	21,369
Koito Manufacturing Co., Ltd.	700	32,231
Komatsu Ltd.	7,300	126,813
Konami Corp.	600	22,890
Konica Minolta, Inc.	4,000	29,138
Kose Corp.	200	16,948
Kubota Corp.	8,200	110,908
Kuraray Co., Ltd.	2,400	28,636
Kurita Water Industries Ltd.	800	17,833
Kyocera Corp.	2,600	123,715
Kyowa Hakko Kirin Co., Ltd.	2,000	34,112
Kyushu Electric Power Co., Inc.	2,900	29,085
Kyushu Financial Group Inc.	3,000	14,870
Lawson, Inc.	500	39,917
LIXIL Group Corp.	2,300	37,770
M3, Inc.	1,300	45,370
Mabuchi Motor Co., Ltd.	400	16,942
Makita Corp.	1,000	66,397
Marubeni Corp.	13,000	58,731
Marui Group Co., Ltd.	1,500	20,193
Maruichi Steel Tube Ltd.	300	10,485
Mazda Motor Corp.	3,900	51,610
McDonald’s Holdings Co., Japan Ltd.	700	19,014
Medipal Holdings Corp.	800	13,153
MEIJI Holdings Co., Ltd.	900	92,480

	Number of Shares	Value†

Japan — (continued)
Minebea Co., Ltd.	3,000	$20,382
Miraca Holdings, Inc.	400	17,347
Mitsubishi Chemical Holdings Corp.	9,500	43,548
Mitsubishi Corp.	11,600	204,245
Mitsubishi Electric Corp.	15,000	179,075
Mitsubishi Estate Co., Ltd.	10,000	183,428
Mitsubishi Gas Chemical Co., Inc.	3,000	15,651
Mitsubishi Heavy Industries Ltd.	24,000	96,509
Mitsubishi Logistics Corp.	1,000	13,990
Mitsubishi Materials Corp.	7,000	16,761
Mitsubishi Motors Corp.	5,200	24,005
Mitsubishi Tanabe Pharma Corp.	1,900	34,330
Mitsubishi UFJ Financial Group, Inc.	99,900	447,837
Mitsubishi UFJ Lease & Finance Co., Ltd.	4,600	17,676
Mitsui & Co., Ltd.	12,900	153,990
Mitsui Chemicals, Inc.	5,000	18,374
Mitsui Fudosan Co., Ltd.	7,000	160,655
Mitsui OSK Lines Ltd.	10,000	21,265
Mixi, Inc.	200	8,269
Mizuho Financial Group, Inc.	186,580	268,500
MS&AD Insurance Group Holdings, Inc.	4,090	105,972
Murata Manufacturing Co., Ltd.	1,500	168,172
Nabtesco Corp.	700	16,702
Nagoya Railroad Co., Ltd.	7,000	39,441
NEC Corp.	21,000	48,927
Nexon Co. Ltd.	1,100	16,280
NGK Insulators Ltd.	2,000	40,435
NGK Spark Plug Co., Ltd.	1,400	21,133
NH Foods Ltd.	1,000	24,494
NHK Spring Co., Ltd.	1,200	9,739
Nidec Corp.	1,800	137,021
Nikon Corp.	2,900	39,265
Nintendo Co., Ltd.	900	129,329
Nippon Building Fund, Inc.	10	61,600
Nippon Electric Glass Co., Ltd.	2,000	8,349
Nippon Express Co., Ltd.	6,000	27,418
Nippon Paint Holdings Co., Ltd.	1,000	24,722
Nippon Prologis REIT, Inc.	10	24,430
Nippon Steel & Sumitomo Metal Corp.	5,917	114,551
Nippon Telegraph & Telephone Corp.	5,300	248,543
Nippon Yusen K.K.	13,000	22,870
Nissan Motor Co., Ltd.	19,400	173,132
Nisshin Seifun Group, Inc.	1,815	29,176
Nissin Foods Holdings Co., Ltd.	500	27,305
Nitori Holdings Co., Ltd.	600	72,770
Nitto Denko Corp.	1,200	76,121
NOK Corp.	1,000	17,006
Nomura Holdings, Inc.	28,500	101,362
Nomura Real Estate Holdings, Inc.	1,000	17,474
Nomura Real Estate Master Fund Inc.	28	44,263
Nomura Research Institute Ltd.	1,100	40,343
NSK Ltd.	4,000	29,280
NTT Data Corp.	1,000	47,228
NTT DOCOMO, Inc.	11,200	302,048
NTT Urban Development Corp.	1,000	10,751

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Obayashi Corp.	5,000	$53,235
Obic Co. Ltd.	500	27,523
Odakyu Electric Railway Co., Ltd.	5,000	58,630
Oji Holdings Corp.	6,000	23,034
Olympus Corp.	2,200	82,151
Omron Corp.	1,600	52,225
Ono Pharmaceutical Co., Ltd.	3,000	130,683
Oracle Corp. Japan	200	10,665
Oriental Land Co., Ltd.	1,600	103,599
ORIX Corp.	10,600	137,169
Osaka Gas Co., Ltd.	16,000	61,512
Otsuka Corp.	300	14,028
Otsuka Holdings Co., Ltd.	3,000	138,249
Panasonic Corp.	17,500	150,562
Park24 Co., Ltd.	800	27,492
Pola Orbis Holdings Inc	200	18,822
Rakuten, Inc.	7,300	79,229
Recruit Holdings Co., Ltd.	2,000	73,068
Resona Holdings, Inc.	17,800	65,057
Ricoh Co., Ltd.	5,000	43,342
Rinnai Corp.	300	26,509
Rohm Co., Ltd.	800	31,576
Ryohin Keikaku Co. Ltd.	200	48,740
Sankyo Co., Ltd.	400	14,997
Santen Pharmaceutical Co., Ltd.	3,000	47,152
SBI Holdings, Inc.	1,710	17,028
Secom Co., Ltd.	1,700	125,686
Sega Sammy Holdings, Inc.	1,200	12,924
Seibu Holdings, Inc.	1,000	16,937
Seiko Epson Corp.	2,200	35,270
Sekisui Chemical Co., Ltd.	3,000	36,962
Sekisui House Ltd.	4,600	80,556
Seven & I Holdings Co., Ltd.	6,000	251,569
Seven Bank Ltd.	5,300	16,451
Shikoku Electric Power Co., Inc.	1,300	15,399
Shimadzu Corp.	2,000	30,067
Shimamura Co., Ltd.	200	29,757
Shimano, Inc.	600	91,739
Shimizu Corp.	5,000	46,845
Shin-Etsu Chemical Co., Ltd.	3,000	175,765
Shinsei Bank Ltd.	14,000	20,398
Shionogi & Co., Ltd.	2,300	125,732
Shiseido Co., Ltd.	2,600	67,750
Showa Shell Sekiyu K.K.	1,000	9,334
SMC Corp.	400	98,410
SoftBank Corp.	7,500	424,141
Sohgo Security Services Co. Ltd.	500	24,718
Sompo Japan Nipponkoa Holdings, Inc.	2,525	67,196
Sony Corp.	9,900	291,674
Sony Financial Holdings, Inc.	1,200	13,568
Stanley Electric Co., Ltd.	1,300	27,763
Start Today Co Ltd	500	26,429
Sumitomo Chemical Co., Ltd.	12,000	49,513
Sumitomo Corp.	8,500	85,679
Sumitomo Dainippon Pharma Co., Ltd.	1,400	24,266

	Number of Shares	Value†

Japan — (continued)
Sumitomo Electric Industries Ltd.	5,900	$78,089
Sumitomo Heavy Industries Ltd.	5,000	21,964
Sumitomo Metal Mining Co., Ltd.	4,000	40,690
Sumitomo Mitsui Financial Group, Inc.	10,400	300,301
Sumitomo Mitsui Trust Holdings, Inc.	25,430	82,744
Sumitomo Realty & Development Co., Ltd.	3,000	81,352
Sumitomo Rubber Industries Ltd.	1,200	16,065
Sundrug Co Ltd	300	28,168
Suntory Beverage & Food Ltd.	1,000	45,251
Suruga Bank Ltd.	1,600	36,159
Suzuken Co., Ltd.	440	13,850
Suzuki Motor Corp.	2,800	75,818
Sysmex Corp.	1,200	82,630
T&D Holdings, Inc.	4,300	36,516
Taiheiyo Cement Corp.	8,000	18,949
Taisei Corp.	8,000	65,734
Taisho Pharmaceutical Holdings Co., Ltd.	300	31,569
Taiyo Nippon Sanso Corp.	1,000	9,191
Takashimaya Co., Ltd.	2,000	14,325
Takeda Pharmaceutical Co., Ltd.	5,500	237,205
TDK Corp.	900	50,379
Teijin Ltd.	6,000	19,881
Terumo Corp.	2,600	110,956
The Bank of Kyoto Ltd.	3,000	18,401
The Chiba Bank Ltd.	5,000	23,629
The Chugoku Bank Ltd.	1,000	10,203
The Chugoku Electric Power Co., Inc.	2,100	26,698
The Dai-ichi Life Insurance Co., Ltd.	8,500	95,152
The Hachijuni Bank Ltd.	4,000	17,421
The Hiroshima Bank Ltd.	4,000	13,365
The Iyo Bank Ltd.	2,000	12,249
The Joyo Bank Ltd.	6,000	22,431
The Kansai Electric Power Co., Inc.*	5,900	57,462
The Shizuoka Bank Ltd.	4,000	28,170
The Yokohama Rubber Co., Ltd.	1,000	12,542
THK Co., Ltd.	1,000	17,044
Tobu Railway Co., Ltd.	9,000	49,397
Toho Co., Ltd.	900	24,922
Toho Gas Co., Ltd.	3,000	24,548
Tohoku Electric Power Co., Inc.	3,100	39,124
Tokio Marine Holdings, Inc.	5,400	179,772
Tokyo Electric Power Co., Inc.*	12,200	51,667
Tokyo Electron Ltd.	1,200	101,410
Tokyo Gas Co., Ltd.	17,000	70,189
Tokyo Tatemono Co., Ltd.	1,500	17,988
Tokyu Corp.	8,000	70,238
Tokyu Fudosan Holdings Corp.	4,000	24,954
TonenGeneral Sekiyu K.K.	2,000	18,219
Toppan Printing Co., Ltd.	4,000	34,395
Toray Industries, Inc.	11,000	93,862
Toshiba Corp.*	32,000	87,168
TOTO Ltd.	1,000	39,959
Toyo Seikan Group Holdings Ltd.	1,000	19,108
Toyo Suisan Kaisha Ltd.	600	24,338
Toyoda Gosei Co., Ltd.	400	7,124

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Toyota Industries Corp.	1,200	$47,712
Toyota Motor Corp.	20,600	1,015,550
Toyota Tsusho Corp.	1,800	38,753
Trend Micro, Inc.	800	28,611
Tsuruha Holdings Inc	300	36,327
Unicharm Corp.	3,000	67,403
United Urban Investment Corp.	19	34,226
USS Co., Ltd.	1,500	24,790
West Japan Railway Co.	1,300	82,385
Yahoo Japan Corp.	10,400	46,117
Yakult Honsha Co., Ltd.	700	36,381
Yamada Denki Co., Ltd.	5,300	27,978
Yamaguchi Financial Group, Inc.	2,000	18,913
Yamaha Corp.	1,200	32,344
Yamaha Motor Co., Ltd.	1,900	28,984
Yamato Holdings Co., Ltd.	2,800	64,291
Yamazaki Baking Co., Ltd.	1,000	27,918
Yaskawa Electric Corp.	2,000	26,113
Yokogawa Electric Corp.	2,000	22,554

		21,185,580

Jersey — 0.1%
Randgold Resources Ltd.	746	83,715

Luxembourg — 0.2%
ArcelorMittal*	14,042	64,020
Millicom International Cellular S.A.	489	29,995
RTL Group S.A.	294	24,011
SES S.A.	2,387	51,100
Tenaris S.A.	3,987	57,625

		226,751

Macau — 0.0%
Wynn Macau Ltd.	12,400	17,969

Netherlands — 5.0%
ABN AMRO Group N.V.144A @	1,812	29,791
Aegon N.V.	14,082	55,798
AerCap Holdings N.V.*	1,313	44,104
Airbus Group N.V.	4,687	268,660
Akzo Nobel N.V.	2,024	125,733
Altice N.V. Class A*	2,890	43,152
Altice N.V. Class B*	694	10,456
ASML Holding N.V.	2,841	279,664
CNH Industrial N.V.	7,320	53,097
Gemalto N.V.	668	40,470
Heineken Holdings N.V.	733	59,389
Heineken N.V.	1,750	160,514
ING Groep N.V.	30,081	311,217
Koninklijke Ahold N.V.	6,540	144,421
Koninklijke Boskalis Westminster N.V.	686	23,408
Koninklijke DSM N.V.	1,494	86,190
Koninklijke KPN N.V.	25,159	89,678
Koninklijke Philips N.V.	7,511	186,546
Koninklijke Vopak N.V.	584	29,071
NN Group N.V.	2,543	70,002
NXP Semiconductors N.V.*	2,268	177,675

	Number of Shares	Value†

Netherlands — (continued)
OCI N.V.*	783	$10,607
QIAGEN N.V.*	1,520	33,124
Randstad Holding N.V.	923	36,912
Reed Elsevier N.V.	7,963	137,766
Royal Dutch Shell PLC, A Shares	33,670	924,757
Royal Dutch Shell PLC, B Shares	28,886	798,083
Unilever N.V.	12,634	587,605
Wolters Kluwer N.V.	2,160	87,461

		4,905,351

New Zealand — 0.2%
Auckland International Airport Ltd.	7,482	34,805
Contact Energy Ltd.	7,262	26,960
Fletcher Building Ltd.	4,795	29,494
Meridian Energy Ltd.	7,526	14,204
Mighty River Power Ltd.	4,163	8,985
Ryman Healthcare Ltd.	2,831	18,896
Spark New Zealand Ltd.	16,634	42,278

		175,622

Norway — 0.6%
DNB ASA	7,620	91,210
Gjensidige Forsikring ASA	1,418	23,625
Marine Harvest Asa	2,950	49,758
Norsk Hydro ASA	10,203	37,351
Orkla ASA	6,430	57,186
Schibsted ASA	593	17,776
Schibsted ASA	698	19,970
Statoil ASA	9,002	155,541
Telenor ASA	6,070	100,477
Yara International ASA	1,246	39,581

		592,475

Portugal — 0.1%
Banco Espirito Santo S.A.~	27,017	0
EDP - Energias de Portugal S.A.	16,826	51,514
Galp Energia SGPS, S.A.	3,568	49,625
Jeronimo Martins SGPS, S.A.	2,107	33,231

		134,370

Singapore — 1.4%
Ascendas Real Estate Investment Trust	15,562	28,801
CapitaLand Commercial Trust Ltd.	16,000	17,598
CapitaLand Ltd.	18,000	41,328
CapitaLand Mall Trust	21,700	34,503
City Developments Ltd.	3,000	18,231
ComfortDelGro Corp. Ltd.	14,000	28,751
DBS Group Holdings Ltd.	13,707	161,618
Genting Singapore PLC	54,000	29,293
Global Logistic Properties Ltd.	26,000	35,101
Golden Agri-Resources Ltd.	65,000	17,007
Hutchison Port Holdings Trust	35,100	16,061
Jardine Cycle & Carriage Ltd.	1,111	30,392
Jardine Matheson Holdings Ltd.	2,000	116,927
Keppel Corp. Ltd.	11,600	47,854
Oversea-Chinese Banking Corp. Ltd.	24,550	159,625

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Singapore — (continued)
Sembcorp Industries Ltd.	9,000	$19,059
SembCorp Marine Ltd.	7,000	8,146
Singapore Airlines Ltd.	4,000	31,764
Singapore Exchange Ltd.	6,000	34,178
Singapore Press Holdings Ltd.	10,000	29,468
Singapore Technologies Engineering Ltd.	12,000	28,247
Singapore Telecommunications Ltd.	63,000	194,583
StarHub Ltd.	5,000	14,108
Suntec Real Estate Investment Trust	16,000	21,142
United Overseas Bank Ltd.	9,609	132,392
UOL Group Ltd.	4,210	17,161
Wilmar International Ltd.	17,000	41,383

		1,354,721

South Africa — 0.1%
Mediclinic International PLC	2,866	41,958
Mondi PLC	2,860	53,546

		95,504

Spain — 2.7%
Abertis Infraestructuras S.A.	3,759	55,549
ACS Actividades de Construccion y Servicios S.A.	1,447	39,690
ACS Actividades de Construccion y Servicios SA	1,447	1,016
Aena S.A.144A @	488	64,685
Amadeus IT Holding S.A.	3,406	150,065
Banco Bilbao Vizcaya Argentaria S.A.	51,042	292,444
Banco de Sabadell S.A.	40,310	53,381
Banco Popular Espanol S.A.	26,681	34,674
Banco Santander S.A.	111,322	432,007
Bankia S.A.	36,141	26,310
Bankinter S.A.	4,820	31,114
CaixaBank	20,891	46,043
Distribuidora Internacional de Alimentacion S.A.	4,084	23,838
Enagas S.A.	1,740	53,158
Endesa S.A.	2,463	49,421
Ferrovial S.A.	3,615	70,775
Gas Natural SDG S.A.	2,914	57,924
Grifols SA	2,504	56,882
Iberdrola S.A.	42,328	288,745
Inditex S.A.	8,480	284,878
Mapfre S.A.	8,177	17,958
Red Electrica Corp. S.A.	908	81,133
Repsol S.A.	8,340	106,910
Repsol Sa	8,307	2,701
Telefonica S.A.	34,805	330,434
Zardoya Otis S.A.	1,605	15,156

		2,666,891

Sweden — 2.5%
Alfa Laval AB	2,088	32,909
Assa Abloy AB	7,585	156,045
Atlas Copco AB, A Shares	3,255	77,151
Atlas Copco AB, B Shares	5,275	137,003

	Number of Shares	Value†

Sweden — (continued)
Boliden AB	1,883	$36,801
Electrolux AB, B Shares	1,720	46,896
Getinge AB, B Shares	1,448	29,895
Hennes & Mauritz AB, B Shares	7,381	217,155
Hexagon AB, B Shares	2,081	76,156
Husqvarna AB, B Shares	2,834	21,103
ICA Gruppen AB	521	17,461
Industrivarden AB, C Shares	1,227	19,963
Investor AB, B Shares	3,414	114,696
Kinnevik Ab	1,832	43,793
Lundin Petroleum AB*	1,488	27,116
Nordea Bank AB	24,214	205,423
Sandvik AB	8,213	82,228
Securitas AB, B Shares	1,984	30,629
Skandinaviska Enskilda Banken AB, A Shares	12,133	105,990
Skanska AB, B Shares	2,985	62,503
SKF AB, B Shares	3,338	53,485
Svenska Cellulosa AB SCA, B Shares	4,703	151,110
Svenska Handelsbanken AB	11,485	139,434
Swedbank AB, A Shares	7,333	154,016
Swedish Match AB	1,496	52,208
Tele2 AB, B Shares	2,927	25,697
Telefonaktiebolaget LM Ericsson, B Shares	23,658	181,754
TeliaSonera AB	21,208	100,430
Volvo AB, B Shares	11,928	118,496

		2,517,546

Switzerland — 8.9%
ABB Ltd.	15,174	300,325
Actelion Ltd.	835	140,612
Adecco S.A.	1,364	68,798
Aryzta AG	739	27,310
Baloise Holding AG	408	45,443
Barry Callebaut AG	17	20,931
Chocoladefabriken Lindt & Spruengli AG	1	71,463
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates	7	41,749
Cie Financiere Richemont S.A.	4,087	239,231
Coca-Cola HBC AG*	1,371	27,742
Credit Suisse Group AG	13,912	148,197
Dufry AG*	317	37,914
EMS-Chemie Holding AG	65	33,560
Galenica AG	31	41,791
Geberit AG	283	107,190
Givaudan S.A.	74	149,001
Glencore PLC	91,641	188,884
Holcim Ltd.	3,404	142,415
Julius Baer Group Ltd.	1,649	66,369
Kuehne + Nagel International AG	444	62,209
Lonza Group AG	392	65,116
Nestle S.A.	24,590	1,905,192
Novartis AG	17,549	1,448,469
Pargesa Holding S.A.	272	17,984
Partners Group Holding AG	113	48,428
Roche Holding AG	5,418	1,429,701
Schindler Holding AG	145	26,388

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Switzerland — (continued)
Schindler Holding AG, Participation Certificates	349	$63,186
SGS S.A.	43	98,502
Sika AG	18	75,475
Sonova Holding AG	427	56,674
STMicroelectronics N.V.	4,919	28,719
Swiss Life Holding AG	234	54,077
Swiss Prime Site AG	430	38,927
Swiss Re AG	2,573	224,727
Swisscom AG	202	100,355
Syngenta AG	723	277,523
The Swatch Group AG	253	73,623
The Swatch Group AG, Registered Shares	366	20,960
UBS Group AG	28,612	371,258
Wolseley PLC	2,086	108,021
Zurich Insurance Group AG	1,170	289,438

		8,783,877

United Kingdom — 15.3%
3i Group PLC	6,896	50,597
Aberdeen Asset Management PLC	7,687	28,841
Admiral Group PLC	1,518	41,275
Aggreko PLC	2,157	36,891
Anglo American PLC	10,459	102,522
Antofagasta PLC	3,403	21,279
ARM Holdings PLC	11,309	171,781
Ashtead Group PLC	3,679	52,551
Associated British Foods PLC	2,872	104,651
AstraZeneca PLC	9,905	592,159
Auto Trader Group PLC144A @	7,720	36,495
Aviva PLC	32,002	168,693
Babcock International Group PLC	1,759	21,267
BAE Systems PLC	25,041	175,302
Barclays PLC	131,262	244,134
Barratt Developments PLC	7,726	41,983
Berkeley Group Holdings Plc	1,009	34,072
BHP Billiton PLC	16,770	212,258
BP PLC	142,567	834,523
British American Tobacco PLC	14,523	941,517
BT Group PLC	64,921	356,846
Bunzl PLC	2,435	74,922
Burberry Group PLC	3,582	55,720
Capita PLC	4,936	63,603
Carnival PLC	1,381	61,261
Centrica PLC	40,740	123,198
Cobham PLC	12,699	26,755
Coca-Cola European Partners PLC	1,676	60,058
Compass Group PLC	12,645	240,577
Croda International Plc	923	38,746
Diageo PLC	19,654	549,050
Direct Line Insurance Group PLC	9,937	45,941
Dixons Carphone PLC	7,844	33,667
easyJet PLC	1,334	19,385
Fiat Chrysler Automobiles N.V.	7,378	45,415
Fresnillo PLC	1,200	26,426
G4S PLC	12,521	30,681

	Number of Shares	Value†

United Kingdom — (continued)
GKN PLC	13,828	$49,995
GlaxoSmithKline PLC	37,559	806,584
Hammerson PLC	6,716	48,373
Hargreaves Lansdown PLC	1,892	31,561
Hikma Pharmaceuticals Plc	1,108	36,488
HSBC Holdings PLC	151,793	940,446
ICAP PLC	4,325	24,336
IMI PLC	1,958	25,374
Imperial Brands PLC	7,532	408,483
Inmarsat PLC	3,494	37,655
Intercontinental Hotels Group Plc	1,619	59,709
International Consolidated Airlines Group S.A. (London Main Market Exchange)	2,764	13,709
International Consolidated Airlines Group S.A. (Spanish Stock Exchange)	3,606	17,854
Intertek Group PLC	1,257	58,568
Intu Properties PLC	8,310	32,308
Investec PLC	4,543	28,238
ITV PLC	30,751	73,731
J. Sainsbury PLC	9,762	30,411
Johnson Matthey PLC	1,520	57,011
Kingfisher PLC	18,641	80,065
Land Securities Group PLC	6,374	88,698
Legal & General Group PLC	47,123	120,640
Lloyds Banking Group PLC	495,405	358,819
London Stock Exchange Group PLC	2,429	82,534
Marks & Spencer Group PLC	12,979	55,583
Meggitt PLC	5,739	31,194
Merlin Entertainments PLC144A @	5,527	32,549
National Grid PLC	29,117	428,177
Next PLC	1,131	74,732
Old Mutual PLC	38,468	103,921
Pearson PLC	6,696	87,103
Persimmon PLC	2,549	49,430
Petrofac Ltd.	1,906	19,812
Provident Financial PLC	1,152	35,521
Prudential PLC	20,038	340,025
Reckitt Benckiser Group PLC	4,949	496,247
Reed Elsevier PLC	8,553	157,499
Rio Tinto PLC	9,512	295,506
Rolls Royce Pfd C Entitlement*~	982,640	1,308
Rolls-Royce Holdings PLC	13,840	132,103
Royal Bank of Scotland Group PLC*	25,364	57,479
Royal Mail PLC	7,054	47,393
RSA Insurance Group PLC	7,501	50,275
SABMiller PLC	7,565	441,186
Schroders PLC	1,078	34,066
Segro PLC	6,572	36,428
Severn Trent PLC	1,743	56,873
Sky PLC	7,899	89,760
Smith & Nephew PLC	7,021	119,225
Smiths Group PLC	3,378	52,201
SSE PLC	7,972	165,923
St James’s Place PLC	4,100	43,238
Standard Chartered PLC	24,957	189,349

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
United Kingdom — (continued)
Standard Life PLC	16,040	$63,284
Tate & Lyle PLC	3,269	29,228
Taylor Wimpey PLC	25,341	44,957
Tesco PLC*	64,072	150,480
The British Land Co. PLC	7,994	64,906
The Sage Group PLC	8,870	76,669
The Weir Group PLC	1,715	33,123
Travis Perkins PLC	2,061	40,664
Unilever PLC	10,072	482,604
United Utilities Group PLC	5,606	77,701
Vodafone Group PLC	206,585	629,852
W.M. Morrison Supermarkets PLC	17,966	45,102
Whitbread PLC	1,474	68,968
William Hill PLC	7,259	25,004
Worldpay Group PLC*144A @	8,553	31,131
WPP PLC	10,017	208,769

		15,073,180

United States — 0.0%
Ball Corp.	64	4,613

TOTAL COMMON STOCKS (Cost $81,433,977)		90,784,173

PREFERRED STOCKS — 0.5%
Germany — 0.5%
Bayerische Motoren Werke AG	477	30,407
Fuchs Petrolub S.E.	598	23,526
Henkel AG & Co. KGaA	1,395	170,485
Porsche Automobil Holding S.E.	1,203	55,605
Schaeffler Ag	1,280	16,907
Volkswagen AG	1,455	176,231

TOTAL PREFERRED STOCKS (Cost $416,389)		473,161

WARRANTS — 0.0%
Belgium — 0.0%
Anheuser-Busch InBev N.V. 02/27/13 0.000%, 12/31/49 (Cost $0)	0	0

SHORT-TERM INVESTMENTS — 0.1%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $151,380)	151,380	151,380

TOTAL INVESTMENTS — 92.6% (Cost $82,001,746)		91,408,714

Other Assets & Liabilities — 7.4%		7,263,230

TOTAL NET ASSETS — 100.0%		$98,671,944

†	See Security Valuation Note.
*	Non-income producing security.
~	Fair valued security. The total market value of fair valued securities at June 30, 2016 is $6,990.
144A @	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.

ADR — American Depository Receipt.

PLC — Public Limited Company.

REIT — Real Estate Investment Trust.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value		Value†
Advertising	0.5%		$427,952
Aerospace & Defense	0.9%		841,368
Agriculture	2.0%		1,811,227
Airlines	0.2%		189,427
Apparel	0.9%		813,090
Auto Manufacturers	3.2%		2,905,816
Auto Parts & Equipment	1.2%		1,093,793
Banks	11.0%		9,982,795
Beverages	2.9%		2,673,624
Biotechnology	0.4%		399,232
Building & Real Estate	0.2%		136,370
Building Materials	1.3%		1,165,821
Building-Maintenance Service	0.1%		49,157
Chemicals	3.5%		3,134,309
Commercial Services	1.8%		1,593,834
Computers	0.4%		392,938
Cosmetics & Personal Care	0.9%		814,636
Distribution & Wholesale	0.9%		850,855
Diversified	—%	+	28,801
Diversified Financial Services	1.8%		1,635,731
Diversified Operations	0.3%		241,166
Electric	2.8%		2,504,054
Electrical Components & Equipment	1.1%		953,633
Electronics	1.4%		1,230,402
Energy-Alternate Sources	0.2%		198,561
Engineering & Construction	1.4%		1,248,643
Entertainment	0.3%		315,634
Environmental Control	—%	+	17,833
Food	5.9%		5,323,337
Forest Products & Paper	0.4%		338,842
Gas	1.0%		893,560
Hand & Machine Tools	0.5%		416,243
Healthcare Products	1.2%		1,074,668
Healthcare Services	0.3%		301,893
Holding Companies	0.4%		326,480
Home Builders	0.3%		304,221
Home Furnishings	0.5%		489,132
Hotels & Resorts	0.1%		121,818
Household Products & Wares	0.7%		641,033
Industrial	0.1%		132,103
Insurance	5.2%		4,764,930
Internet	0.4%		356,603
Investment Companies	0.2%		213,208
Iron & Steel	0.4%		397,043
Leisure Time	0.3%		279,240
Lodging	0.2%		226,916
Machinery — Construction & Mining	0.4%		355,563

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Developed International Index Fund

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value		Value†
Machinery — Diversified	1.1%		$981,538
Media	1.1%		1,040,113
Metal Fabricate/Hardware	0.3%		306,920
Mining	1.9%		1,769,822
Miscellaneous Manufacturing	1.2%		1,046,736
Mixed Industrial/Office	0.5%		451,114
Office & Business Equipment	0.3%		315,579
Oil & Gas	5.0%		4,562,187
Oil & Gas Services	0.1%		87,542
Packaging and Containers	0.1%		125,712
Pharmaceuticals	9.3%		8,398,823
Pipelines	0.1%		60,880
Real Estate	1.8%		1,612,002
Real Estate Investment Trusts	1.1%		1,041,768
Real Estate Management Services	0.1%		126,960
Retail	2.8%		2,507,882
Semiconductors	1.0%		925,983
Shipbuilding	—%	+	20,890
Software	1.2%		1,049,469
Storage & Warehousing	—%	+	13,990
Telecommunications	5.7%		5,174,181
Textiles	0.2%		142,379
Toys, Games & Hobbies	0.2%		168,039
Transportation	2.2%		1,977,675
Unknown	2.2%		1,968,512
Venture Capital	0.1%		50,597
Water	0.3%		249,345

	100.0%		$90,784,173

+	Rounded.

Summary of inputs used to value the Fund’s investments as of 06/30/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Australia	$6,674,424	$24,339	$6,650,085	$—
Austria	151,752	—	151,752	—
Belgium	1,366,220	—	1,366,220	—
Bermuda	5,682	—	5,682	—
China	77,715	—	77,715	—
Denmark	1,811,864	13,431	1,798,433	—
Finland	877,734	—	877,734	—
France	8,320,029	109,600	8,210,429	—
Germany	7,427,340	45,022	7,382,318	—
Hong Kong	2,821,606	49,063	2,772,543	—
Ireland	1,103,800	77,976	1,025,824	—
Israel	694,199	159,953	534,246	—
Italy	1,633,643	26,752	1,606,891	—
Japan	21,185,580	163,181	21,022,399	—
Jersey	83,715	—	83,715	—
Luxembourg	226,751	—	226,751	—
Macau	17,969	—	17,969	—
Netherlands	4,905,351	251,570	4,653,781	—
New Zealand	175,622	—	175,622	—
Norway	592,475	49,758	542,717	—

ASSETS TABLE
Description	Total Market Value at 06/30/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Portugal	$134,370	$—	$134,370	$—
Singapore	1,354,721	16,061	1,338,660	—
South Africa	95,504	—	95,504	—
Spain	2,666,891	3,717	2,663,174	—
Sweden	2,517,546	43,793	2,473,753	—
Switzerland	8,783,877	66,369	8,717,508	—
United Kingdom	15,073,180	195,001	14,878,179	—
United States	4,613	4,613	—	—
PREFERRED STOCKS
Germany	473,161	16,907	456,254	—
SHORT-TERM INVESTMENTS	151,380	151,380	—	—

TOTAL INVESTMENTS	$91,408,714	$1,468,486	$89,940,228	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period.

$1,223,993 was transferred from Level 1 into Level 2 at 6/30/16 as the Fund utilized third-party vendor modeling tools to reflect any significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. The Fund did not have any transfers in and transfers out of Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

International Equity Fund

	Number of Shares	Value†
COMMON STOCKS — 95.5%
Australia — 3.3%
CSL Ltd.	72,594	$6,122,048
Ramsay Health Care Ltd.	99,324	5,368,025

		11,490,073

Canada — 3.1%
Alimentation Couche Tard, Inc., Class B	161,038	6,915,429
Canadian National Railway Co.	70,043	4,136,058

		11,051,487

China — 1.7%
Tencent Holdings Ltd.	262,993	6,032,973

Denmark — 2.9%
Coloplast A/S, B Shares	47,357	3,544,890
Novo Nordisk A/S, B Shares	126,672	6,821,654

		10,366,544

France — 5.5%
Bureau Veritas S.A.	203,413	4,270,682
Essilor International S.A.	39,547	5,197,649
Hermes International	11,953	4,455,838
L’Oreal S.A.	27,848	5,331,617

		19,255,786

Germany — 2.6%
SAP S.E.	123,444	9,271,322

Hong Kong — 1.2%
Link REIT	631,432	4,317,863

India — 10.3%
HDFC Bank Ltd.~	913,560	18,460,152
Housing Development Finance Corp., Ltd.	755,034	14,066,695
ITC Ltd.	728,854	3,990,395

		36,517,242

Ireland — 4.0%
Accenture PLC, Class A	58,917	6,674,707
DCC PLC	41,194	3,625,075
Paddy Power Betfair PLC	36,384	3,823,843

		14,123,625

Japan — 5.1%
Daito Trust Construction Co., Ltd.	37,761	6,130,966
Japan Tobacco, Inc.	169,800	6,843,314
Unicharm Corp.	224,200	5,037,231

		18,011,511

Netherlands — 4.0%
Unilever N.V.	300,350	13,969,225

South Africa — 2.3%
Naspers Ltd., N Shares	52,018	7,942,892

Spain — 3.2%
Aena S.A. 144A @	38,142	5,055,765
Grifols SA	269,666	6,125,861

		11,181,626

	Number of Shares	Value†

Switzerland — 11.2%
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates	1,075	$6,411,431
Nestle S.A.	177,865	13,780,684
Roche Holding AG	59,986	15,829,095
UBS Group AG*	269,794	3,500,737

		39,521,947

United Kingdom — 21.9%
British American Tobacco PLC	318,775	20,665,982
Diageo PLC	201,582	5,631,355
Domino’s Pizza Group PLC	1,066,077	4,736,493
Imperial Brands PLC	162,539	8,814,985
Lloyds Banking Group PLC	6,338,172	4,590,701
Persimmon PLC	200,723	3,892,378
Reckitt Benckiser Group PLC	173,691	17,416,372
SABMiller PLC	198,473	11,574,829

		77,323,095

United States — 13.2%
Alphabet, Inc., Class C*	14,333	9,919,869
MasterCard, Inc., Class A	58,506	5,152,039
PayPal Holdings, Inc.*	153,961	5,621,116
Philip Morris International, Inc.	192,528	19,583,948
The Priceline Group, Inc.*	5,048	6,301,974

		46,578,946

TOTAL COMMON STOCKS (Cost $265,824,275)		336,956,157

SHORT-TERM INVESTMENTS — 3.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $11,614,625)	11,614,625	11,614,625

TOTAL INVESTMENTS — 98.8% (Cost $277,438,900)		348,570,782

Other Assets & Liabilities — 1.2%		4,406,545

TOTAL NET ASSETS — 100.0%		$352,977,327

144A @	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
~	Fair valued security. The total market value of fair valued securities at June 30, 2016 is $18,460,152.
†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

PLC — Public Limited Company.

REIT — Real Estate Investment Trust.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

International Equity Fund

Country Weightings as of 06/30/2016††
United Kingdom	22%
United States	17
Switzerland	11
India	10
France	6
Japan	5
Ireland	4
Other	25

Total	100%

††	% of total investments as of June 30, 2016

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Agriculture	17.8%	$59,898,624
Apparel	1.3%	4,455,838
Banks	7.9%	26,551,590
Beverages	5.1%	17,206,184
Biotechnology	1.8%	6,122,048
Building & Real Estate	1.2%	3,892,378
Commercial Services	2.9%	9,891,798
Computers	2.0%	6,674,707
Cosmetics & Personal Care	3.1%	10,368,848
Diversified Financial Services	5.7%	19,218,734
Entertainment	1.1%	3,823,843
Food	10.1%	34,161,340
Healthcare Products	2.6%	8,742,539
Healthcare Services	1.6%	5,368,025
Household Products & Wares	5.2%	17,416,372
Internet	6.6%	22,254,816
Media	2.4%	7,942,892
Pharmaceuticals	6.7%	22,650,749
Real Estate	1.8%	6,130,966
Real Estate Investment Trusts	1.3%	4,317,863
Retail	2.1%	6,915,429
Software	2.7%	9,271,322
Transportation	2.7%	9,191,823
Unknown	4.3%	14,487,429

	100.0%	$336,956,157

Summary of inputs used to value the Fund’s investments as of 06/30/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Australia	$11,490,073	$—	$11,490,073	$—
Canada	11,051,487	11,051,487	—	—
China	6,032,973	—	6,032,973	—
Denmark	10,366,544	—	10,366,544	—
France	19,255,786	—	19,255,786	—
Germany	9,271,322	—	9,271,322	—
Hong Kong	4,317,863	—	4,317,863	—
India	36,517,242	—	36,517,242	—
Ireland	14,123,625	10,299,782	3,823,843	—
Japan	18,011,511	—	18,011,511	—
Netherlands	13,969,225	—	13,969,225	—

ASSETS TABLE
Description	Total Market Value at 06/30/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
South Africa	$7,942,892	$—	$7,942,892	$—
Spain	11,181,626	—	11,181,626	—
Switzerland	39,521,947	—	39,521,947	—
United Kingdom	77,323,095	4,736,493	72,586,602	—
United States	46,578,946	46,578,946	—	—

TOTAL COMMON STOCKS	336,956,157	72,666,708	264,289,449	—

SHORT-TERM INVESTMENTS	11,614,625	11,614,625	—	—

TOTAL INVESTMENTS	$348,570,782	$84,281,333	$264,289,449	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period.

$13,697,686 was transferred from Level 1 into Level 2 at 6/30/16 as the Fund utilized third-party vendor modeling tools to reflect any significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. The Fund did not have any transfers in and transfers out of Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Emerging Markets Equity Fund

	Number of Shares	Value†
COMMON STOCKS — 95.0%
Argentina — 1.7%
Banco Macro S.A. ADR	7,570	$561,845
Grupo Financiero Galicia S.A. ADR	16,586	506,536
MercadoLibre, Inc.	10,374	1,459,311

		2,527,692

Austria — 1.2%
Erste Group Bank AG	57,387	1,306,592
Vienna Insurance Group AG Wiener Versicherung Gruppe	26,749	508,015

		1,814,607

Brazil — 3.3%
BRF S.A.	125,563	1,753,106
Lojas Renner S.A.	86,922	643,195
Raia Drogasil S.A.	79,205	1,565,213
Ultrapar Participacoes S.A.	41,362	914,205

		4,875,719

Chile — 0.6%
S.A.C.I. Falabella	119,419	908,983

China — 12.1%
Alibaba Group Holding Ltd. ADR*	20,882	1,660,745
Bank of China Ltd., Class H	4,667,000	1,875,704
China Construction Bank Corp., Class H	3,976,930	2,651,173
China Machinery Engineering Corp.	406,000	265,480
China Pacific Insurance Group Co. Ltd., Class H	356,800	1,209,249
Chongqing Changan Automobile Co. Ltd., Class B	139,000	194,709
CRCC High-Tech Equipment Corp. Ltd.	649,000	284,380
Huadian Power International Corp. Ltd., Class H	602,000	288,532
JD.Com, Inc. ADR*	32,922	698,934
NetEase, Inc. ADR	2,403	464,308
New Oriental Education & Technology Group, Inc ADR	8,261	345,971
Shanghai Jin Jiang International Hotels Group Co. Ltd., Class H	578,000	190,112
Shenzhou International Group Holdings Ltd.	138,000	667,322
TAL Education Group ADR*	8,567	531,668
Tencent Holdings Ltd.	273,800	6,280,883

		17,609,170

Colombia — 0.3%
Grupo de Inversiones Suramericana S.A.	31,670	416,141

Czech Republic — 1.0%
Komercni Banka, A.S.	39,008	1,462,569

Egypt — 0.4%
Commercial International Bank Egypt SAE	138,346	622,822

Hong Kong — 5.8%
AIA Group Ltd.	297,600	1,789,685
China Mengniu Dairy Co. Ltd.	285,000	498,583
China Mobile Ltd.	293,500	3,391,162
China Overseas Land & Investment Ltd.	266,000	847,969

	Number of Shares	Value†

Hong Kong — (continued)
China Taiping Insurance Holdings Co. Ltd.*	197,000	$370,727
China Unicom Hong Kong Ltd.	572,000	596,448
CSPC Pharmaceutical Group Ltd.	562,000	502,126
Shenzhen International Holdings Ltd.	269,000	391,160

		8,387,860

India — 10.8%
Ashok Leyland Ltd.	1,291,998	1,889,298
Bharat Financial Inclusion L*	42,829	471,718
Bharat Petroleum Corp. Ltd.	82,770	1,317,020
Glenmark Pharmaceuticals Ltd.	53,731	638,368
HDFC Bank Ltd.~	78,532	1,586,883
IndusInd Bank Ltd.	103,182	1,705,116
Larsen & Toubro Ltd.	68,570	1,527,166
Marico Ltd.	277,135	1,084,243
Maruti Suzuki India Ltd.	20,493	1,273,972
Shree Cement Ltd.	7,940	1,715,309
Shriram Transport Finance Co. Ltd.	99,527	1,779,767
Zee Entertainment Enterprises Ltd.	109,257	741,614

		15,730,474

Indonesia — 4.0%
Bank Mandiri Persero Tbk PT	58,700	42,479
Bank Negara Indonesia Persero Tbk PT	1,715,600	679,873
Bumi Serpong Damai Tbk PT	3,798,600	611,263
Jasa Marga Persero Tbk PT	1,173,500	470,786
Link Net Tbk PT	1,741,700	536,759
Matahari Department Store Tbk PT	1,018,000	1,551,543
Semen Indonesia Persero Tbk PT	88,900	63,322
Surya Citra Media Tbk PT	1,932,700	485,659
United Tractors Tbk PT	493,600	556,913
Xl Axiata Tbk PT*	3,125,075	868,776

		5,867,373

Japan — 0.6%
Nexon Co. Ltd.	54,600	808,082

Mexico — 6.3%
Alfa S.A.B. de C.V.	444,070	763,412
Alsea S.A.B.de C.V.	191,273	728,159
Cemex S.A.B. de C.V. ADR*	235,522	1,453,171
Fomento Economico Mexicano S.A.B. de C.V. ADR	28,266	2,614,322
Grupo Financiero Banorte S.A.B. de C.V., Series O	388,572	2,171,704
Grupo Financiero Santander Mexico S.A.B. de C.V., Series B ADR	80,751	734,026
Mexichem S.A.B. de C.V.	334,598	705,340

		9,170,134

Netherlands — 1.2%
Steinhoff International Holdings NV	298,346	1,711,514

Pakistan — 1.3%
Lucky Cement Ltd.	143,000	886,853
United Bank Ltd.	560,000	947,051

		1,833,904

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Emerging Markets Equity Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Panama — 0.4%
Copa Holdings S.A., Class A	10,091	$527,356

Peru — 2.3%
Cia de Minas Buenaventura S.A. ADR*	70,906	847,327
Credicorp Ltd.	15,782	2,435,636

		3,282,963

Philippines — 4.3%
Ayala Corp.	30,420	550,451
BDO Unibank, Inc.	261,620	625,030
DMCI Holdings, Inc.	2,448,150	658,736
International Container Terminal Services, Inc.	355,120	465,747
LT Group, Inc.	1,738,150	588,339
Metro Pacific Investments Corp.	5,729,100	853,162
Metropolitan Bank & Trust Co.	703,563	1,355,070
SM Investments Corp.	58,000	1,199,066

		6,295,601

Poland — 2.5%
Bank Pekao S.A.	21,923	765,426
CCC S.A.	22,277	905,333
Eurocash S.A.	52,532	615,549
LPP S.A.	388	497,797
PKP Cargo S.A.*	20,412	171,407
Polski Koncern Naftowy Orlen S.A.	42,508	746,674

		3,702,186

Portugal — 0.9%
Jeronimo Martins SGPS, S.A.	79,728	1,257,456

Russia — 2.0%
Mail.Ru Group Ltd. GDR*	46,942	854,345
MMC Norilsk Nickel PJSC. ADR	51,182	685,498
X5 Retail Group N.V. GDR*	23,581	472,821
Yandex NV, Class A*	44,546	973,330

		2,985,994

Slovakia — 0.3%
Innocean Worldwide Inc.	6,860	485,806

South Africa — 4.3%
Clicks Group Ltd.	37,497	312,390
Life Healthcare Group Holdings Ltd.	293,935	723,177
Naspers Ltd., N Shares	18,641	2,846,389
Sasol Ltd.	41,913	1,133,904
Vodacom Group Ltd.	111,996	1,276,158

		6,292,018

South Korea — 10.3%
Amorepacific Corp.	3,640	1,372,242
CJ Cheiljedang Corp.	696	235,724
CJ Corp.	2,430	429,028
Cosmax, Inc.	2,740	410,727
Coway Co. Ltd.	11,619	1,057,940
Hotel Shilla Co. Ltd.	4,825	286,273
Hugel, Inc*	1,572	436,059
Hyundai Development Co.	23,790	825,338

	Number of Shares	Value†

South Korea — (continued)
Hyundai WIA Corp.	4,615	$359,780
Kia Motors Corp.	12,721	479,320
Korea Aerospace Industries Ltd.	14,571	934,183
Korea Electric Power Corp.	18,405	966,115
LG Chem Ltd.	2,680	612,028
Mando Corp.	1,483	281,622
NAVER Corp.	2,045	1,266,910
Samsung Electronics Co. Ltd.	2,762	3,439,660
Samsung Fire & Marine Insurance Co. Ltd.	2,788	640,348
SK Holdings Co. Ltd.	5,567	983,961

		15,017,258

Spain — 0.3%
Cemex Latam Holdings S.A.*	100,545	433,729

Switzerland — 0.7%
DKSH Holding AG	14,717	964,078

Taiwan — 9.9%
Advanced Semiconductor Engineering, Inc.	935,000	1,063,746
Catcher Technology Co. Ltd.	121,000	902,198
Chailease Holding Co. Ltd.	91,540	149,245
Delta Electronics, Inc.	176,242	859,942
E.sun Financial Holding Co. Ltd	627,000	371,439
Eclat Textile Co. Ltd.	55,314	536,426
Formosa Plastics Corp.	163,000	395,293
Fubon Financial Holding Co. Ltd.	418,310	493,200
Hon Hai Precision Industry Co. Ltd.	582,400	1,500,428
Nien Made Enterprise Co. Ltd*	44,000	401,425
PChome Online, Inc.	45,000	498,812
Pegatron Corp.	370,000	785,854
President Chain Store Corp	30,000	234,401
Taiwan Mobile Co. Ltd.	169,000	590,696
Taiwan Semiconductor Manufacturing Co. Ltd.	782,769	3,944,919
Uni-President Enterprises Corp.	671,962	1,327,153
Yeong Guan Energy Technology Group Co. Ltd	64,000	407,964

		14,463,141

Thailand — 2.2%
BTS Rail Mass Transit Growth Infrastructure Fund	1,692,633	606,920
Central Pattana PCL	273,500	466,029
Kasikornbank PCL NVDR	152,700	741,496
Land and Houses PCL NVDR	1,942,900	501,257
Minor International PCL NVDR	700,670	805,359
Sino-Thai Engineering & Construction PCL	26,400	17,940

		3,139,001

Turkey — 1.2%
Arcelik A.S.	143,282	943,421
Ulker Biskuvi Sanayi A.S.	107,828	787,961

		1,731,382

United Kingdom — 0.8%
Mondi PLC	63,417	1,159,647

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Emerging Markets Equity Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
United States — 2.0%
Samsonite International S.A.	726,000	$2,010,194
Yum! Brands, Inc.	10,460	867,343

		2,877,537

TOTAL COMMON STOCKS (Cost $123,431,839)		138,362,197

PREFERRED STOCKS — 3.8%
Brazil — 2.6%
Banco Bradesco S.A.	239,497	1,876,581
Itau Unibanco Holding S.A.	193,946	1,826,979

		3,703,560

Colombia — 0.2%
Grupo de Inversiones Suramericana S.A.	26,055	337,900

South Korea — 1.0%
Samsung Electronics Co. Ltd.	1,414	1,458,664

TOTAL PREFERRED STOCKS (Cost $6,423,983)		5,500,124

SHORT-TERM INVESTMENTS — 0.8%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,158,641)	1,158,641	1,158,641

TOTAL INVESTMENTS — 99.6% (Cost $131,014,463)		145,020,962

Other Assets & Liabilities — 0.4%		563,669

TOTAL NET ASSETS — 100.0%		$145,584,631

~	Fair valued security. The total market value of fair valued securities at June 30, 2016 is $1,586,883.
†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

GDR — Global Depository Receipt.

NVDR — Non Voting Depository Receipt.

PCL — Public Company Limited.

PLC — Public Limited Company.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	1.0%	$1,449,884
Aerospace & Defense	0.7%	934,183
Airlines	0.4%	527,356
Apparel	1.2%	1,701,545
Auto Manufacturers	2.8%	3,837,299
Auto Parts & Equipment	0.5%	641,402
Banks	16.5%	22,777,031
Beverages	2.3%	3,202,661

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Biotechnology	0.3%	$436,059
Building Materials	3.6%	4,953,809
Chemicals	1.9%	2,626,866
Commercial Services	1.6%	2,205,332
Computers	0.7%	983,961
Cosmetics & Personal Care	1.3%	1,782,969
Diversified Financial Services	2.4%	3,265,369
Electric	0.9%	1,254,647
Electrical Components & Equipment	1.2%	1,645,796
Electronics	1.1%	1,500,428
Engineering & Construction	2.6%	3,579,040
Food	5.0%	6,948,353
Forest Products & Paper	0.8%	1,159,647
Healthcare Services	0.5%	723,177
Holding Companies	0.9%	1,192,440
Home Builders	0.4%	501,257
Home Furnishings	2.7%	3,712,875
Hotels & Resorts	0.2%	286,273
Household Products & Wares	2.2%	3,094,437
Insurance	3.3%	4,518,024
Internet	10.3%	14,230,029
Investment Companies	0.3%	416,141
Iron & Steel	0.3%	407,964
Lodging	0.1%	190,112
Machinery — Construction & Mining	0.4%	556,913
Media	2.9%	4,073,662
Metal Fabricate/Hardware	0.6%	902,198
Mining	1.1%	1,532,825
Oil & Gas	2.3%	3,197,598
Pharmaceuticals	0.8%	1,140,494
Real Estate	1.8%	2,475,712
Retail	7.0%	9,720,985
Semiconductors	6.1%	8,448,325
Software	0.9%	1,272,390
Telecommunications	4.9%	6,723,240
Transportation	0.6%	778,327
Water	0.6%	853,162

	100.0%	$138,362,197

Summary of inputs used to value the Fund’s investments as of 06/30/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Argentina	$2,527,692	$2,527,692	$—	$—
Austria	1,814,607	—	1,814,607	—
Brazil	4,875,719	4,875,719	—	—
Chile	908,983	908,983	—	—
China	17,609,170	3,701,626	13,907,544	—
Colombia	416,141	416,141	—	—
Czech Republic	1,462,569	—	1,462,569	—
Egypt	622,822	622,822	—	—
Hong Kong	8,387,860	—	8,387,860	—
India	15,730,474	471,718	15,258,756	—

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Emerging Markets Equity Fund

ASSETS TABLE
Description	Total Market Value at 06/30/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Indonesia	$5,867,373	$105,801	$5,761,572	$—
Japan	808,082	—	808,082	—
Mexico	9,170,134	9,170,134	—	—
Netherlands	1,711,514	—	1,711,514	—
Pakistan	1,833,904	—	1,833,904	—
Panama	527,356	527,356	—	—
Peru	3,282,963	3,282,963	—	—
Philippines	6,295,601	—	6,295,601	—
Poland	3,702,186	—	3,702,186	—
Portugal	1,257,456	—	1,257,456	—
Russia	2,985,994	1,658,828	1,327,166	—
Slovakia	485,806	—	485,806	—
South Africa	6,292,018	312,390	5,979,628	—
South Korea	15,017,258	1,742,213	13,275,045	—
Spain	433,729	433,729	—	—
Switzerland	964,078	—	964,078	—
Taiwan	14,463,141	1,415,229	13,047,912	—
Thailand	3,139,001	17,940	3,121,061	—
Turkey	1,731,382	—	1,731,382	—
United Kingdom	1,159,647	—	1,159,647	—
United States	2,877,537	867,343	2,010,194	—

TOTAL COMMON STOCKS	138,362,197	33,058,627	105,303,570	—

PREFERRED STOCKS	5,500,124	4,041,459	1,458,665	—
SHORT-TERM INVESTMENTS	1,158,641	1,158,641	—	—

TOTAL INVESTMENTS	$145,020,962	$38,258,727	$106,762,235	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of the period.

$3,206,889 was transferred from Level 1 into Level 2 at 6/30/16 as the Fund utilized third-party vendor modeling tools to reflect any significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. The Fund did not have any transfers in and transfers out of Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Real Estate Securities Fund

	Number of Shares	Value†
COMMON STOCKS — 5.0%
Entertainment — 1.5%
Gaming and Leisure Properties, Inc.	61,395	$2,116,899

Healthcare Services — 0.6%
Brookdale Senior Living, Inc.*	57,768	891,938

Hotels & Resorts — 0.5%
La Quinta Holdings Inc.*	59,159	674,413

Lodging — 2.4%
Extended Stay America, Inc.	43,073	643,941
Hilton Worldwide Holdings, Inc.	126,573	2,851,690

		3,495,631

TOTAL COMMON STOCKS (Cost $7,657,354)		7,178,881

REAL ESTATE INVESTMENT TRUSTS — 94.1%
Apartments — 18.4%
American Campus Communities, Inc.	35,495	1,876,621
American Homes 4 Rent, Class A	25,584	523,960
Apartment Investment & Management Co., Class A	128,875	5,691,120
Camden Property Trust	21,639	1,913,320
Education Realty Trust, Inc.	35,370	1,631,972
Essex Property Trust, Inc.	25,723	5,867,159
Mid-America Apartment Communities, Inc.	10,199	1,085,174
UDR, Inc.	215,445	7,954,229

		26,543,555

Building & Real Estate — 5.1%
National Retail Properties, Inc.	43,331	2,241,079
Spirit Realty Capital, Inc.	281,182	3,590,694
STORE Capital Corp.	53,809	1,584,675

		7,416,448

Diversified — 14.8%
American Tower Corp.	9,852	1,119,286
Digital Realty Trust, Inc.	45,904	5,003,077
DuPont Fabros Technology, Inc.	40,804	1,939,822
Equinix, Inc.	16,916	6,558,841
Retail Properties of America, Inc., Class A	133,147	2,250,184
Vornado Realty Trust	44,652	4,470,558

		21,341,768

Healthcare — 10.6%
HCP, Inc.	159,136	5,630,232
Healthcare Trust of America, Inc., Class A	88,360	2,857,562
Omega Healthcare Investors, Inc.	88,973	3,020,633
Physicians Realty Trust	73,500	1,544,235
Ventas, Inc.	31,229	2,274,096

		15,326,758

Hotels & Resorts — 1.1%
DiamondRock Hospitality Co.	92,956	839,393
Host Hotels & Resorts, Inc.	43,138	699,267

		1,538,660

	Number of Shares	Value†

Industrial — 5.7%
Prologis, Inc.	128,383	$6,295,902
QTS Realty Trust, Inc., Class A	34,459	1,929,015

		8,224,917

Manufactured Homes — 1.6%
Sun Communities, Inc.	29,615	2,269,694

Office Property — 9.8%
Alexandria Real Estate Equities, Inc.	28,541	2,954,564
Douglas Emmett, Inc.	93,784	3,331,208
Empire State Realty Trust, Inc., Class A	70,186	1,332,832
Gramercy Property Trust	6,910	63,710
Kilroy Realty Corp.	63,961	4,239,975
SL Green Realty Corp.	20,389	2,170,817

		14,093,106

Regional Malls — 16.5%
General Growth Properties, Inc.	94,818	2,827,473
Pennsylvania Real Estate Investment Trust	53,673	1,151,286
Simon Property Group, Inc.	81,444	17,665,203
Tanger Factory Outlet Centers, Inc.	45,195	1,815,935
WP Glimcher, Inc.	22,119	247,512

		23,707,409

Storage & Warehousing — 5.9%
CubeSmart	158,206	4,885,401
Extra Space Storage, Inc.	22,730	2,103,434
Public Storage	5,874	1,501,336

		8,490,171

Strip Centers — 4.6%
Brixmor Property Group, Inc.	146,234	3,869,352
DDR Corp.	155,442	2,819,717

		6,689,069

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $114,322,244)		135,641,555

SHORT-TERM INVESTMENTS — 1.2%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,813,634)	1,813,634	1,813,634

TOTAL INVESTMENTS — 100.3% (Cost $123,793,231)		144,634,070

Other Assets & Liabilities — (0.3)%		(482,639)

TOTAL NET ASSETS — 100.0%		$144,151,431

†	See Security Valuation Note.
*	Non-income producing security.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Real Estate Securities Fund

Summary of inputs used to value the Fund’s investments as of 06/30/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$7,178,881	$7,178,881	$—	$—
REAL ESTATE INVESTMENT TRUSTS	135,641,555	135,641,555	—	—
SHORT-TERM INVESTMENTS	1,813,634	1,813,634	—	—

TOTAL INVESTMENTS	$144,634,070	$144,634,070	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Aggressive Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 65.6%
Penn Series Flexibly Managed Fund*	54,995	$2,431,344
Penn Series Index 500 Fund*	181,769	3,039,180
Penn Series Large Cap Growth Fund*	89,322	1,215,672
Penn Series Large Cap Value Fund*	269,550	6,078,359
Penn Series Large Core Value Fund*	323,748	4,862,688
Penn Series Large Growth Stock Fund*	86,218	2,431,344
Penn Series Mid Cap Growth Fund*	84,834	1,215,672
Penn Series Mid Cap Value Fund*	178,164	3,647,016
Penn Series Mid Core Value Fund*	187,797	3,647,016
Penn Series Real Estate Securities Fund*	117,286	2,431,344
Penn Series Small Cap Growth Fund*	62,685	1,823,508
Penn Series Small Cap Index Fund*	35,734	607,836
Penn Series Small Cap Value Fund*	87,301	2,431,344
Penn Series SMID Cap Growth Fund*	61,992	1,215,672
Penn Series SMID Cap Value Fund*	145,904	3,039,180

TOTAL AFFILIATED EQUITY FUNDS (Cost $27,230,371)		40,117,175

AFFILIATED FIXED INCOME FUNDS — 2.0%
Penn Series Quality Bond Fund* (Cost $1,082,268)	85,792	1,215,672

AFFILIATED INTERNATIONAL EQUITY FUNDS — 31.8%
Penn Series Developed International Index Fund*	498,680	5,470,524
Penn Series Emerging Markets Equity Fund*	532,670	5,470,524
Penn Series International Equity Fund*	348,045	8,509,704

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $16,635,662)		19,450,752

SHORT-TERM INVESTMENTS — 0.6%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $401,104)	401,104	401,104

TOTAL INVESTMENTS — 100.0% (Cost $45,349,405)		61,184,703

Other Assets & Liabilities — 0.0%		(18,400)

TOTAL NET ASSETS — 100.0%		$61,166,303

*	Non-income producing security.
†	See Security Valuation Note.

Summary of inputs used to value the Fund’s investments as of 06/30/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$40,117,175	$40,117,175	$—	$—
AFFILIATED FIXED INCOME FUNDS	1,215,672	1,215,672	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	19,450,752	19,450,752	—	—
SHORT-TERM INVESTMENTS	401,104	401,104	—	—

TOTAL INVESTMENTS	$61,184,703	$61,184,703	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Moderately Aggressive Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 57.8%
Penn Series Flexibly Managed Fund*	317,747	$14,047,593
Penn Series Index 500 Fund*	560,111	9,365,062
Penn Series Large Cap Growth Fund*	344,051	4,682,531
Penn Series Large Cap Value Fund*	830,604	18,730,124
Penn Series Large Core Value Fund*	1,247,012	18,730,124
Penn Series Large Growth Stock Fund*	249,071	7,023,796
Penn Series Mid Cap Growth Fund*	326,764	4,682,531
Penn Series Mid Cap Value Fund*	571,877	11,706,327
Penn Series Mid Core Value Fund*	602,797	11,706,327
Penn Series Real Estate Securities Fund*	338,823	7,023,796
Penn Series Small Cap Growth Fund*	160,967	4,682,531
Penn Series Small Cap Index Fund*	275,281	4,682,531
Penn Series Small Cap Value Fund*	252,201	7,023,796
Penn Series SMID Cap Growth Fund*	119,391	2,341,265
Penn Series SMID Cap Value Fund*	449,595	9,365,062

TOTAL AFFILIATED EQUITY FUNDS (Cost $87,373,521)		135,793,396

AFFILIATED FIXED INCOME FUNDS — 15.9%
Penn Series High Yield Bond Fund*	614,505	7,023,796
Penn Series Limited Maturity Bond Fund*	595,237	7,023,796
Penn Series Quality Bond Fund*	1,652,269	23,412,655

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $33,154,517)		37,460,247

AFFILIATED INTERNATIONAL EQUITY FUNDS — 25.9%
Penn Series Developed International Index Fund*	1,707,395	18,730,123
Penn Series Emerging Markets Equity Fund*	1,367,828	14,047,593
Penn Series International Equity Fund*	1,149,087	28,095,185

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $50,058,618)		60,872,901

SHORT-TERM INVESTMENTS — 0.5%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,159,282)	1,159,282	1,159,282

TOTAL INVESTMENTS — 100.1% (Cost $171,745,938)		235,285,826

Other Assets & Liabilities — (0.1)%		(191,011)

TOTAL NET ASSETS — 100.0%		$235,094,815

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 06/30/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$135,793,396	$135,793,396	$—	$—
AFFILIATED FIXED INCOME FUNDS	37,460,247	37,460,247	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	60,872,901	60,872,901	—	—
SHORT-TERM INVESTMENTS	1,159,282	1,159,282	—	—

TOTAL INVESTMENTS	$235,285,826	$235,285,826	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Moderate Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 45.9%
Penn Series Flexibly Managed Fund*	531,590	$23,501,611
Penn Series Index 500 Fund*	602,399	10,072,119
Penn Series Large Cap Growth Fund*	246,684	3,357,373
Penn Series Large Cap Value Fund*	893,314	20,144,238
Penn Series Large Core Value Fund*	1,341,161	20,144,237
Penn Series Large Growth Stock Fund*	238,112	6,714,746
Penn Series Mid Cap Growth Fund*	468,580	6,714,746
Penn Series Mid Cap Value Fund*	492,043	10,072,119
Penn Series Mid Core Value Fund*	864,411	16,786,865
Penn Series Real Estate Securities Fund*	323,914	6,714,746
Penn Series Small Cap Growth Fund*	115,413	3,357,373
Penn Series Small Cap Index Fund*	394,753	6,714,746
Penn Series Small Cap Value Fund*	361,656	10,072,119
Penn Series SMID Cap Growth Fund*	171,207	3,357,373
Penn Series SMID Cap Value Fund*	322,359	6,714,746

TOTAL AFFILIATED EQUITY FUNDS (Cost $98,040,390)		154,439,157

AFFILIATED FIXED INCOME FUNDS — 34.9%
Penn Series High Yield Bond Fund*	1,174,934	13,429,492
Penn Series Limited Maturity Bond Fund*	1,422,616	16,786,865
Penn Series Quality Bond Fund*	6,160,317	87,291,698

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $101,633,056)		117,508,055

AFFILIATED INTERNATIONAL EQUITY FUNDS — 17.9%
Penn Series Developed International Index Fund*	1,530,252	16,786,865
Penn Series Emerging Markets Equity Fund*	1,307,643	13,429,492
Penn Series International Equity Fund*	1,235,843	30,216,356

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $46,884,362)		60,432,713

AFFILIATED MONEY MARKET FUND — 1.0%
Penn Series Money Market Fund (Cost $3,281,623)	3,281,623	3,281,623

SHORT-TERM INVESTMENTS — 0.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $893,578)	893,578	893,578

TOTAL INVESTMENTS — 100.0% (Cost $250,733,009)		336,555,126

Other Assets & Liabilities — 0.0%		(103,356)

TOTAL NET ASSETS — 100.0%		$336,451,770

*	Non-income producing security.
†	See Security Valuation Note.

Summary of inputs used to value the Fund’s investments as of 06/30/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$154,439,157	$154,439,157	$—	$—
AFFILIATED FIXED INCOME FUNDS	117,508,055	117,508,055	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	60,432,714	60,432,714	—	—
AFFILIATED MONEY MARKET FUNDS	3,281,623	3,281,623	—	—
SHORT-TERM INVESTMENTS	893,578	893,578	—	—

TOTAL INVESTMENTS	$336,555,127	$336,555,127	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Moderately Conservative Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 32.7%
Penn Series Flexibly Managed Fund*	181,029	$8,003,293
Penn Series Index 500 Fund*	119,666	2,000,823
Penn Series Large Cap Growth Fund*	73,506	1,000,412
Penn Series Large Cap Value Fund*	221,821	5,002,058
Penn Series Large Core Value Fund*	333,027	5,002,058
Penn Series Large Growth Stock Fund*	35,476	1,000,412
Penn Series Mid Cap Value Fund*	97,744	2,000,823
Penn Series Mid Core Value Fund*	154,544	3,001,235
Penn Series Real Estate Securities Fund*	96,518	2,000,823
Penn Series Small Cap Index Fund*	58,813	1,000,411
Penn Series Small Cap Value Fund*	71,843	2,000,823
Penn Series SMID Cap Value Fund*	48,027	1,000,412

TOTAL AFFILIATED EQUITY FUNDS (Cost $21,416,341)		33,013,583

AFFILIATED FIXED INCOME FUNDS — 54.6%
Penn Series High Yield Bond Fund*	525,150	6,002,470
Penn Series Limited Maturity Bond Fund*	1,186,929	14,005,762
Penn Series Quality Bond Fund*	2,471,024	35,014,406

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $46,975,179)		55,022,638

AFFILIATED INTERNATIONAL EQUITY FUNDS — 10.9%
Penn Series Developed International Index Fund*	273,586	3,001,235
Penn Series Emerging Markets Equity Fund*	194,822	2,000,823
Penn Series International Equity Fund*	245,500	6,002,470

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $8,504,308)		11,004,528

AFFILIATED MONEY MARKET FUND — 1.0%
Penn Series Money Market Fund (Cost $977,938)	977,938	977,938

SHORT-TERM INVESTMENTS — 0.7%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $736,241)	736,241	736,241

TOTAL INVESTMENTS — 99.9% (Cost $78,610,007)		100,754,928

Other Assets & Liabilities — 0.1%		56,618

TOTAL NET ASSETS — 100.0%		$100,811,546

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 06/30/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$33,013,583	$33,013,583	$—	$—
AFFILIATED FIXED INCOME FUNDS	55,022,638	55,022,638	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	11,004,528	11,004,528	—	—
AFFILIATED MONEY MARKET FUNDS	977,938	977,938	—	—
SHORT-TERM INVESTMENTS	736,241	736,241	—	—

TOTAL INVESTMENTS	$100,754,928	$100,754,928	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2016 (Unaudited)

Conservative Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 18.7%
Penn Series Flexibly Managed Fund*	121,859	$5,387,384
Penn Series Index 500 Fund*	35,801	598,598
Penn Series Large Cap Value Fund*	79,636	1,795,794
Penn Series Large Core Value Fund*	159,414	2,394,393
Penn Series Mid Core Value Fund*	61,648	1,197,196

TOTAL AFFILIATED EQUITY FUNDS (Cost $8,352,281)		11,373,365

AFFILIATED FIXED INCOME FUNDS — 71.0%
Penn Series High Yield Bond Fund*	366,596	4,190,187
Penn Series Limited Maturity Bond Fund*	1,014,573	11,971,964
Penn Series Quality Bond Fund*	1,900,982	26,936,918

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $36,475,914)		43,099,069

AFFILIATED INTERNATIONAL EQUITY FUNDS — 4.9%
Penn Series Developed International Index Fund*	109,134	1,197,196
Penn Series International Equity Fund*	73,448	1,795,795

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $2,488,315)		2,992,991

AFFILIATED MONEY MARKET FUND — 4.8%
Penn Series Money Market Fund (Cost $2,922,615)	2,922,615	2,922,615

SHORT-TERM INVESTMENTS — 1.7%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,020,929)	1,020,929	1,020,929

TOTAL INVESTMENTS — 101.1% (Cost $51,260,054)		61,408,969
Other Assets & Liabilities — (1.1)%		(672,756)

TOTAL NET ASSETS — 100.0%		$60,736,213

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 06/30/2016 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$11,373,365	$11,373,365	$—	$—
AFFILIATED FIXED INCOME FUNDS	43,099,069	43,099,069	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	2,992,991	2,992,991	—	—
AFFILIATED MONEY MARKET FUNDS	2,922,615	2,922,615	—	—
SHORT-TERM INVESTMENTS	1,020,929	1,020,929	—	—

TOTAL INVESTMENTS	$61,408,969	$61,408,969	$—	$—

It is the Fund’s practice to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of Level 2 or Level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2016

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund

ASSETS
Investments at value	$116,132,262	$179,010,495	$552,467,304	$172,368,891
Cash	663	—	55	20,575
Initial Margin Held by Broker for Open Futures	—	204,325	921,507	—
Interest, dividends and reclaims receivable	358,007	796,333	2,975,721	2,903,565
Receivable for investment securities sold	—	7,120,917	4,574,533	13,992,348
Receivable for capital stock sold	204,999	674,733	4,878,285	8,437
Future variation margin receivable	—	28,125	111,484	—
Net unrealized appreciation of forward foreign currency contracts	—	—	—	326,586
Other assets	20,853	1,649	3,959	1,168

Total Assets	116,716,784	187,836,577	565,932,848	189,621,570

LIABILITIES
Call options written, at value	—	24,609	561,328	—
Payable for investment securities purchased	1,001,308	2,995,350	19,334,872	16,231,421
Payable for capital stock redeemed	1,778,367	4,336,567	182,170	1,077,506
Future variation margin payable	—	1,172	70,313	—
Payable to investment adviser (See Note 3)	30,848	69,547	193,843	79,595
Payable to the administrator (See Note 3)	8,721	13,862	40,087	12,868
Net unrealized depreciation of forward foreign currency contracts	—	—	—	23,627
Other liabilities	48,906	79,977	176,156	75,486

Total Liabilities	2,868,150	7,521,084	20,558,769	17,500,503

NET ASSETS	$113,848,634	$180,315,493	$545,374,079	$172,121,067

Investments at cost	116,132,262	178,982,836	540,658,002	174,583,222
Call options written, premiums received	—	(9,844)	(216,797)	—
COMPONENTS OF NET ASSETS:
Paid-in Capital	$113,838,390	$179,074,398	$527,147,529	$181,196,407
Undistributed net investment income (loss)	10,244	1,375,047	6,772,664	4,947,321
Accumulated net realized gain (loss) on investment transactions and foreign exchange	—	(504,190)	796,303	(12,105,938)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	—	370,238	10,657,583	(1,916,723)

NET ASSETS	$113,848,634	$180,315,493	$545,374,079	$172,121,067

Shares outstanding, $0.10 par value, 500 million shares authorized	113,822,464

Shares outstanding, $0.10 par value, 250 million shares authorized			38,494,731	15,064,062

Shares outstanding, $0.0001 par value, 250 million shares authorized		15,277,975

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$1.00	$11.80	$14.17	$11.43

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2016

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund
ASSETS
Investments of affiliated issuers at value	$—	$76,055,570	$—	$—
Investments of unaffiliated issuers at value	3,390,851,715	444,724	254,344,707	42,425,033
Cash	506,259	—	—	500
Interest, dividends and reclaims receivable	13,294,374	—	155,825	45,342
Receivable for investment securities sold	78,854,786	34,046	1,555,369	675,180
Receivable for capital stock sold	563,337	—	1,641,980	311,748
Other assets	26,502	511	2,248	252

Total Assets	3,484,096,973	76,534,851	257,700,129	43,458,055

LIABILITIES
Call options written, at value	17,922,801	—	—	—
Payable for investment securities purchased	22,066,997	117,164	948,092	329,913
Payable for capital stock redeemed	1,299,407	55,974	4,622	2,731
Payable to investment adviser (See Note 3)	1,957,176	—	152,015	19,399
Payable to the administrator (See Note 3)	252,813	5,676	19,422	4,283
Net unrealized depreciation of forward foreign currency contracts	9,205	—	—	—
Other liabilities	999,768	26,725	103,317	23,169

Total Liabilities	44,508,167	205,539	1,227,468	379,495

NET ASSETS	$3,439,588,806	$76,329,312	$256,472,661	$43,078,560

Investments of affiliated issuers at cost	—	44,810,495	—	—
Investments of unaffiliated issuers at cost	3,014,245,047	444,723	202,911,014	36,818,990
Call options written, premiums received	(14,646,929)	—	—	—
COMPONENTS OF NET ASSETS:
Paid-in Capital	$2,987,185,208	$46,736,303	$189,741,283	$36,869,522
Undistributed net investment income (loss)	19,366,581	(71,996)	(235,502)	68,222
Accumulated net realized gain (loss) on investment transactions and foreign exchange	59,724,005	(1,580,071)	15,533,729	535,054
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	373,313,012	31,245,076	51,433,151	5,605,762

NET ASSETS	$3,439,588,806	$76,329,312	$256,472,661	$43,078,560

Shares outstanding, $0.10 par value, 250 million shares authorized	77,809,125		9,094,190

Shares outstanding, $0.0001 par value, 250 million shares authorized		4,512,316		3,165,600

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$44.21	$16.92	$28.20	$13.61

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2016

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund

ASSETS
Investments at value	$104,894,109	$200,179,578	$196,017,853	$419,218,534
Interest, dividends and reclaims receivable	71,429	274,111	344,381	472,223
Receivable for investment securities sold	667,330	4,575,873	1,435,239	—
Receivable for capital stock sold	—	3,616	230,016	85,684
Future variation margin receivable	—	—	—	37,440
Other assets	647	1,289	1,407	2,752

Total Assets	105,633,515	205,034,467	198,028,896	419,816,633

LIABILITIES
Payable for investment securities purchased	—	2,984,420	4,368,906	412,666
Payable for capital stock redeemed	71,394	979,886	12,520	100,796
Payable to investment adviser (See Note 3)	51,996	110,227	104,660	44,745
Payable to the administrator (See Note 3)	7,905	15,070	14,381	31,179
Other liabilities	38,756	76,091	72,850	144,160

Total Liabilities	170,051	4,165,694	4,573,317	733,546

NET ASSETS	$105,463,464	$200,868,773	$193,455,579	$419,083,087

Investments at cost	87,078,694	174,247,511	181,074,978	248,056,127

COMPONENTS OF NET ASSETS:
Paid-in Capital	$84,852,234	$179,041,457	$179,439,532	$243,774,018
Undistributed net investment income (loss)	61,912	498,049	1,745,893	3,697,932
Accumulated net realized gain (loss) on investment transactions and foreign exchange	2,733,903	(4,602,800)	(2,672,721)	410,090
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	17,815,415	25,932,067	14,942,875	171,201,047

NET ASSETS	$105,463,464	$200,868,773	$193,455,579	$419,083,087

Shares outstanding, $0.10 par value, 250 million shares authorized		8,906,264

Shares outstanding, $0.0001 par value, 250 million shares authorized	6,549,745		12,882,195	25,060,100

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$16.10	$22.55	$15.02	$16.72

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2016

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund

ASSETS
Investments at value	$104,984,188	$166,226,736	$92,372,938	$50,893,467
Cash	—	—	500	—
Interest, dividends and reclaims receivable	61,923	463,933	172,286	25,360
Receivable for investment securities sold	223,356	—	3,893,104	3,311,686
Receivable for capital stock sold	—	581,279	2,411	—
Net unrealized appreciation of forward foreign currency contracts	—	—	4,061	—
Other assets	661	1,115	649	448

Total Assets	105,270,128	167,273,063	96,445,949	54,230,961

LIABILITIES
Call options written, at value	370,854	—	—	—
Payable for investment securities purchased	1,950	—	3,910,434	490,495
Payable for capital stock redeemed	287,254	6,562	1,385,941	3,418,694
Payable to investment adviser (See Note 3)	60,343	75,657	54,164	32,841
Payable to the administrator (See Note 3)	7,791	12,446	6,699	3,943
Net unrealized depreciation of forward foreign currency contracts	—	—	28,808	—
Other liabilities	39,765	66,877	44,340	29,854

Total Liabilities	767,957	161,542	5,430,386	3,975,827

NET ASSETS	$104,502,171	$167,111,521	$91,015,563	$50,255,134

Investments at cost	104,187,930	152,872,169	85,586,629	44,826,044
Call options written, premiums received	(254,558)	—	—	—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$104,752,444	$160,608,376	$83,039,468	$45,486,725
Undistributed net investment income (loss)	(59,107)	230,572	492,048	(124,352)
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(871,128)	(7,081,994)	722,377	(1,174,662)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	679,962	13,354,567	6,761,670	6,067,423

NET ASSETS	$104,502,171	$167,111,521	$91,015,563	$50,255,134

Shares outstanding, $0.0001 par value, 250 million shares authorized	7,291,883	8,162,487	4,686,760	2,564,707

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$14.33	$20.47	$19.42	$19.59

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2016

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund

ASSETS
Investments of unaffiliated issuers at value	$70,707,032	$85,101,235	$220,667,527	$66,372,881
Interest, dividends and reclaims receivable	87,479	26,038	472,072	82,853
Receivable for investment securities sold	1,372,629	—	2,436,135	—
Receivable for capital stock sold	420,883	—	—	—
Future variation margin receivable	—	—	—	20,130
Other assets	503	620	1,488	387

Total Assets	72,588,526	85,127,893	223,577,222	66,476,251

LIABILITIES
Payable for investment securities purchased	638,981	320	1,678,614	3,698
Payable for capital stock redeemed	4,557	388,122	1,480,633	398,827
Payable to investment adviser (See Note 3)	56,336	52,100	130,282	16,392
Payable to the administrator (See Note 3)	5,275	6,305	16,318	4,895
Other liabilities	30,171	38,085	89,861	43,491

Total Liabilities	735,320	484,932	3,395,708	467,303

NET ASSETS	$71,853,206	$84,642,961	$220,181,514	$66,008,948

Investments at cost	63,261,067	70,220,517	190,421,172	55,555,610

COMPONENTS OF NET ASSETS:
Paid-in Capital	$63,340,842	$70,487,699	$187,712,720	$53,160,517
Undistributed net investment income (loss)	90,778	(193,534)	861,326	226,592
Accumulated net realized gain (loss) on investment transactions and foreign exchange	975,621	(531,602)	1,361,113	1,801,072
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	7,445,965	14,880,398	30,246,355	10,820,767

NET ASSETS	$71,853,206	$84,642,961	$220,181,514	$66,008,948

Shares outstanding, $0.10 par value, 250 million shares authorized		2,909,795	7,905,046

Shares outstanding, $0.0001 par value, 250 million shares authorized	3,450,416			3,881,592

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$20.82	$29.09	$27.85	$17.01

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2016

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund

ASSETS
Investments at value	$91,408,714	$348,570,782	$145,020,962	$144,634,070
Cash	1,809,998	139,131	159,979	—
Initial Margin Held by Broker for Open Futures	242,679	—	—	—
Interest, dividends and reclaims receivable	509,963	1,768,202	767,718	406,961
Receivable for investment securities sold	25,323	1,744,884	3,566,768	1,697,500
Receivable for capital stock sold	4,780,473	2,640,295	133,280	—
Future variation margin receivable	38,940	—	—	—
Net unrealized appreciation of forward foreign currency contracts	—	—	51,243	—
Other assets	683	2,557	791	992

Total Assets	98,816,773	354,865,851	149,700,741	146,739,523

LIABILITIES
Payable for investment securities purchased	1,183	1,432,562	3,646,535	884,669
Payable for capital stock redeemed	10,705	19,827	8,682	1,561,648
Payable to investment adviser (See Note 3)	23,298	246,560	138,341	80,149
Payable to the administrator (See Note 3)	7,162	26,572	10,630	10,358
Deferred Indian capital gains tax	—	—	188,250	—
Other liabilities	102,481	163,003	123,672	51,268

Total Liabilities	144,829	1,888,524	4,116,110	2,588,092

NET ASSETS	$98,671,944	$352,977,327	$145,584,631	$144,151,431

Investments at cost	82,001,746	277,438,900	131,014,463	123,793,231

COMPONENTS OF NET ASSETS:
Paid-in Capital	$92,293,524	$282,794,463	$145,794,887	$116,295,067
Undistributed net investment income (loss)	611,210	(4,567,471)	12,925	1,289,767
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(3,607,504)	3,654,248	(14,083,405)	5,725,758
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	9,374,714	71,096,087	13,860,224	20,840,839

NET ASSETS	$98,671,944	$352,977,327	$145,584,631	$144,151,431

Shares outstanding, $0.10 par value, 250 million shares authorized		14,437,401

Shares outstanding, $0.0001 par value, 250 million shares authorized	8,992,967		14,178,933	6,954,738

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.97	$24.45	$10.27	$20.73

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2016

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund

ASSETS
Investments of affiliated issuers at value	$60,783,599	$234,126,544	$335,661,548	$100,018,687
Investments of unaffiliated issuers at value	401,104	1,159,282	893,578	736,241
Receivable for investment securities sold	1,057,354	3,934,205	5,033,027	1,246,346
Receivable for capital stock sold	4,086	1,191	—	76,671
Other assets	451	1,662	2,368	711

Total Assets	62,246,594	239,222,884	341,590,521	102,078,656

LIABILITIES
Payable for investment securities purchased	1,047,592	3,919,209	4,789,921	1,215,241
Payable for capital stock redeemed	—	92,958	185,726	11
Payable to investment adviser (See Note 3)	7,081	22,890	31,959	9,869
Payable to the administrator (See Note 3)	4,554	17,655	25,160	7,489
Other liabilities	21,064	75,357	105,985	34,500

Total Liabilities	1,080,291	4,128,069	5,138,751	1,267,110

NET ASSETS	$61,166,303	$235,094,815	$336,451,770	$100,811,546

Investments of affiliated issuers at cost	44,948,301	170,586,656	249,839,431	77,873,766
Investments of unaffiliated issuers at cost	401,104	1,159,282	893,578	736,241

COMPONENTS OF NET ASSETS:
Paid-in Capital	$43,466,505	$163,213,242	$241,243,329	$75,672,872
Undistributed net investment income (loss)	(97,116)	(345,436)	(489,335)	(151,730)
Accumulated net realized gain (loss) on investment transactions	1,961,616	8,687,122	9,875,659	3,145,483
Net unrealized appreciation (depreciation) in value of investments	15,835,298	63,539,887	85,822,117	22,144,921

NET ASSETS	$61,166,303	$235,094,815	$336,451,770	$100,811,546

Shares outstanding, $0.0001 par value, 250 million shares authorized	3,998,895	14,668,010	22,624,188	7,137,273

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$15.30	$16.03	$14.87	$14.12

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2016

Conservative Allocation Fund

ASSETS
Investments of affiliated issuers at value	$60,388,040
Investments of unaffiliated issuers at value	1,020,929
Receivable for investment securities sold	590,297
Receivable for capital stock sold	8,516
Other assets	392

Total Assets	62,008,174

LIABILITIES
Payable for investment securities purchased	1,239,045
Payable to investment adviser (See Note 3)	6,025
Payable to the administrator (See Note 3)	4,548
Other liabilities	22,343

Total Liabilities	1,271,961

NET ASSETS	$60,736,213

Investments of affiliated issuers at cost	50,239,125
Investments of unaffiliated issuers at cost	1,020,929

COMPONENTS OF NET ASSETS:
Paid-in Capital	$48,744,388
Undistributed net investment income (loss)	(95,862)
Accumulated net realized gain (loss) on investment transactions	1,938,772
Net unrealized appreciation (depreciation) in value of investments	10,148,915

NET ASSETS	$60,736,213

Shares outstanding, $0.0001 par value, 250 million shares authorized	4,597,942

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$13.21

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations (Unaudited)

For The Six Months Ended June 30, 2016

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
INVESTMENT INCOME:
Dividends	$6,312	$1,211	$6,240	$37,635
Interest	261,519	2,034,067	8,514,012	5,907,857

Total Investment Income	267,831	2,035,278	8,520,252	5,945,492

EXPENSES
Investment advisory fees (See Note 3)	197,096	428,124	1,172,687	473,377
Shareholder servicing fees (See Note 3)	53,753	83,764	240,359	76,078
Administration fees (See Note 3)	17,836	27,921	80,120	25,359
Accounting fees (See Note 3)	39,826	56,481	119,901	52,211
Director fees and expenses	2,709	4,868	12,775	4,310
Custodian fees and expenses	4,183	6,515	18,694	8,965
Pricing fees	5,472	11,244	17,713	30,105
Professional fees	5,309	9,389	24,166	8,219
Printing fees	4,539	8,258	21,485	7,299
Other expenses	25,305	23,667	39,688	39,498

Total Expenses	356,028	660,231	1,747,588	725,421
Less: Waivers and reimbursement from advisor (See Note 3)	104,166	—	—	—

Net Expenses	251,862	660,231	1,747,588	725,421

Net investment income (loss)	15,969	1,375,047	6,772,664	5,220,071

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	—	(161,410)	2,258,613	(4,197,574)
Net realized gain (loss) on futures contracts	—	72,727	(1,455,849)	—
Net realized foreign currency exchange gain (loss)	—	—	—	84,239
Change in net unrealized appreciation (depreciation) of investments and foreign currency	—	1,631,338	21,075,191	11,470,362
Change in net unrealized appreciation (depreciation) of futures contracts	—	432,046	(757,969)	(5,287)

Net Gain (Loss) on Investment Securities and Foreign Currency	—	1,974,701	21,119,986	7,351,740

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$15,969	$3,349,748	$27,892,650	$12,571,811

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund
INVESTMENT INCOME:
Dividends	$18,068,324	$305	$1,016,678	$341,300
Interest	15,945,261	—	—	313
Foreign tax withheld	(45,144)	—	(5,595)	(12,019)

Total Investment Income	33,968,441	305	1,011,083	329,594

EXPENSES
Investment advisory fees (See Note 3)	11,443,117	—	924,261	115,623
Shareholder servicing fees (See Note 3)	1,475,041	33,672	115,786	18,920
Administration fees (See Note 3)	491,680	11,224	38,595	6,307
Accounting fees (See Note 3)	397,404	5,967	74,271	14,716
Director fees and expenses	74,066	1,825	6,766	1,244
Custodian fees and expenses	110,014	2,619	10,965	2,382
Pricing fees	42,367	1,182	5,626	2,462
Professional fees	145,757	3,466	12,937	2,356
Printing fees	124,617	3,088	11,480	2,143
Recaptured administration fee (See Note 3)	—	—	—	1,072
Other expenses	268,074	9,258	45,898	22,227

Total Expenses	14,572,137	72,301	1,246,585	189,452
Less: Waivers and reimbursement from administrator (See Note 3)	—	—	—	2,353

Net Expenses	14,572,137	72,301	1,246,585	187,099

Net investment income (loss)	19,396,304	(71,996)	(235,502)	142,495

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	66,269,672	2,138,232	15,710,607	655,576
Net realized gains (loss) on written options	3,679,747	—	—	—
Net realized foreign currency exchange gain (loss)	(176,156)	—	(341)	(506)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	76,624,459	1,022,012	(34,808,290)	785,494
Change in net unrealized appreciation (depreciation) of futures contracts	(24,127)	—	(542)	(225)
Change in net unrealized appreciation (depreciation) of written options	(1,484,402)	—	—	—

Net Gain (Loss) on Investment Securities and Foreign Currency	144,889,193	3,160,244	(19,098,566)	1,440,339

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$164,285,497	$3,088,248	$(19,334,068)	$1,582,834

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations (Unaudited)

For The Six Months Ended June 30, 2016

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund
INVESTMENT INCOME:
Dividends	$505,698	$2,746,049	$2,635,435	$4,433,388
Interest	—	—	—	552
Foreign tax withheld	196	(21,047)	(26,599)	—

Total Investment Income	505,894	2,725,002	2,608,836	4,433,940

EXPENSES
Investment advisory fees (See Note 3)	310,277	651,262	629,638	265,756
Shareholder servicing fees (See Note 3)	46,542	88,109	85,115	182,534
Administration fees (See Note 3)	15,514	29,370	28,372	60,845
Accounting fees (See Note 3)	35,770	58,895	57,231	100,626
Director fees and expenses	2,770	5,033	4,441	9,957
Custodian fees and expenses	3,620	6,853	6,620	14,197
Pricing fees	2,070	4,555	2,681	8,640
Professional fees	5,288	9,562	8,714	19,001
Printing fees	4,723	8,570	7,486	16,912
Other expenses	17,408	21,553	32,645	57,540

Total Expenses	443,982	883,762	862,943	736,008

Net investment income (loss)	61,912	1,841,240	1,745,893	3,697,932

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	3,008,204	(4,248,381)	(1,377,573)	8,709,529
Net realized gain (loss) on futures contracts	—	—	—	210,610
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(4,620,707)	5,071,926	2,182,930	1,789,454
Change in net unrealized appreciation (depreciation) of futures contracts	—	—	—	43,005

Net Gain (Loss) on Investment Securities and Foreign Currency	(1,612,503)	823,545	805,357	10,752,598

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,550,591)	$2,664,785	$2,551,250	$14,450,530

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund
INVESTMENT INCOME:
Dividends	$397,844	$1,545,710	$915,990	$144,752
Foreign tax withheld	—	(1,099)	(3,005)	—

Total Investment Income	397,844	1,544,611	912,985	144,752

EXPENSES
Investment advisory fees (See Note 3)	354,341	443,681	312,494	190,984
Shareholder servicing fees (See Note 3)	45,558	72,602	39,062	22,918
Administration fees (See Note 3)	15,186	24,201	13,021	7,639
Accounting fees (See Note 3)	35,137	50,280	30,381	17,825
Director fees and expenses	2,806	4,148	2,028	1,369
Custodian fees and expenses	3,543	5,647	3,514	1,782
Pricing fees	3,250	3,169	2,844	1,613
Professional fees	11,738	7,933	3,940	2,692
Printing fees	4,801	7,081	3,425	2,340
Recaptured advisory fees (See Note 3)	1,656	—	—	1,081
Other expenses	22,884	18,401	43,933	19,942

Total Expenses	500,900	637,143	454,642	270,185
Less: Waivers and reimbursement from advisor (See Note 3)	—	—	—	1,081

Net Expenses	500,900	637,143	454,642	269,104

Net investment income (loss)	(103,056)	907,468	458,343	(124,352)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	(694,318)	(4,425,175)	1,733,468	(402,079)
Net realized foreign currency exchange gain (loss)	(959)	—	(115,689)	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	2,675,283	12,638,408	6,467,156	675,367
Change in net unrealized appreciation (depreciation) of written options	(367,002)	—	—	—

Net Gain (Loss) on Investment Securities and Foreign Currency	1,613,004	8,213,233	8,084,935	273,288

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,509,948	$9,120,701	$8,543,278	$148,936

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations (Unaudited)

For The Six Months Ended June 30, 2016

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund
INVESTMENT INCOME:
Dividends	$501,450	$235,484	$1,890,999	$464,750
Interest	—	—	—	104
Foreign tax withheld	—	(4,090)	(1,447)	(126)

Total Investment Income	501,450	231,394	1,889,552	464,728

EXPENSES
Investment advisory fees (See Note 3)	319,569	306,840	757,255	93,653
Shareholder servicing fees (See Note 3)	30,275	37,053	94,964	28,096
Administration fees (See Note 3)	10,092	12,351	31,655	9,365
Accounting fees (See Note 3)	23,547	28,819	62,703	21,852
Director fees and expenses	1,687	2,275	5,440	1,533
Custodian fees and expenses	2,355	2,882	7,386	2,185
Pricing fees	1,835	3,161	5,078	14,405
Professional fees	3,250	4,325	10,514	2,964
Printing fees	2,879	3,883	9,263	2,606
Other expenses	15,183	23,339	43,968	34,280

Total Expenses	410,672	424,928	1,028,226	210,939

Net investment income (loss)	90,778	(193,534)	861,326	253,789

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	1,196,990	(446,428)	2,216,126	2,091,961
Net realized gain (loss) on futures contracts	—	—	—	44,998
Net realized foreign currency exchange gain (loss)	—	396	—	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	2,467,748	1,519,688	6,809,727	(1,185,580)
Change in net unrealized appreciation (depreciation) of futures contracts	—	(320)	—	(22,746)

Net Gain (Loss) on Investment Securities and Foreign Currency	3,664,738	1,073,336	9,025,853	928,633

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,755,516	$879,802	$9,887,179	$1,182,422

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund
INVESTMENT INCOME:
Dividends	$2,264,201	$5,448,655	$1,915,153	$1,925,828
Foreign tax withheld	(194,042)	(353,092)	(215,990)	—

Total Investment Income	2,070,159	5,095,563	1,699,163	1,925,828

EXPENSES
Investment advisory fees (See Note 3)	139,531	1,494,543	818,683	470,428
Shareholder servicing fees (See Note 3)	41,859	157,711	62,442	60,484
Administration fees (See Note 3)	13,953	52,570	20,814	20,161
Accounting fees (See Note 3)	37,208	115,086	51,573	43,547
Director fees and expenses	2,359	8,805	3,402	3,176
Custodian fees and expenses	12,593	58,871	43,248	4,704
Pricing fees	42,397	9,300	10,867	2,496
Professional fees	4,482	19,440	13,060	6,105
Printing fees	4,009	14,915	5,955	5,356
Other expenses	76,374	46,871	123,943	19,604

Total Expenses	374,765	1,978,112	1,153,987	636,061

Net investment income (loss)	1,695,394	3,117,451	545,176	1,289,767

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	(260,736)	11,504,535	(265,019)	5,817,043
Net realized gain (loss) on futures contracts	(15,275)	—	—	—
Net realized foreign currency exchange gain (loss)	14,297	(302,062)	(121,696)	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(4,988,568)	(12,046,260)	8,152,404	5,425,037
Change in net unrealized appreciation (depreciation) of futures contracts	(27,866)	(33,856)	(95)	—

Net Gain (Loss) on Investment Securities and Foreign Currency	(5,278,148)	(877,643)	7,765,594	11,242,080

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,582,754)	$2,239,808	$8,310,770	$12,531,847

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations (Unaudited)

For The Six Months Ended June 30, 2016

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
INVESTMENT INCOME:
Dividends	$370	$973	$1,022	$664

Total Investment Income	370	973	1,022	664

EXPENSES
Investment advisory fees (See Note 3)	35,450	136,998	191,898	59,362
Shareholder servicing fees (See Note 3)	26,587	103,952	148,870	44,522
Administration fees (See Note 3)	8,862	34,651	49,623	14,841
Accounting fees (See Note 3)	5,967	11,550	16,541	5,967
Director fees and expenses	1,464	5,714	8,212	2,464
Custodian fees and expenses	2,068	8,085	11,579	3,463
Pricing fees	1,151	2,907	3,926	1,564
Professional fees	2,796	10,864	15,610	4,670
Printing fees	2,489	9,692	13,910	4,170
Recaptured advisory fee (See Note 3)	1,730	—	—	—
Other expenses	8,922	21,996	30,188	11,371

Total Expenses	97,486	346,409	490,357	152,394

Net investment loss	(97,116)	(345,436)	(489,335)	(151,730)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES
Net realized gain (loss) on investment transactions	2,411,405	10,429,984	11,325,763	3,604,204
Change in net unrealized appreciation (depreciation) of affiliated investments	(688,463)	(3,026,666)	673,968	232,204

Net Gain (Loss) on Investment Securities	1,722,942	7,403,318	11,999,731	3,836,408

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,625,826	$7,057,882	$11,510,396	$3,684,678

	Conservative Allocation Fund
INVESTMENT INCOME:
Dividends	$959

Total Investment Income	959

EXPENSES
Investment advisory fees (See Note 3)	36,365
Shareholder servicing fees (See Note 3)	27,274
Administration fees (See Note 3)	9,091
Accounting fees (See Note 3)	5,967
Director fees and expenses	1,450
Custodian fees and expenses	2,121
Pricing fees	1,094
Professional fees	2,760
Printing fees	2,442
Recaptured advisory fees (See Note 3)	119
Other expenses	8,137

Total Expenses	96,820

Net investment loss	(95,861)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES
Net realized gain (loss) on investment transactions	2,217,383
Change in net unrealized appreciation (depreciation) of affiliated investments	139,693

Net Gain (Loss) on Investment Securities	2,357,076

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,261,215

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Money Market Fund		Limited Maturity Bond Fund
	Six Months Ended 6/30/16	Year Ended 12/31/15	Six Months Ended 6/30/16	Year Ended 12/31/15
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$15,969	$11,992	$1,375,047	$2,655,082
Net realized gains (loss) from investment transactions	—	—	(161,410)	268,084
Net realized gains (loss) on futures contracts	—	—	72,727	(324,813)
Net change in unrealized appreciation (depreciation) of investments	—	—	2,063,384	(650,690)
Net change in unrealized appreciation (depreciation) of future contracts	—	—	—	(51,250)

Net Increase (Decrease) in Net Assets Resulting from Operations	15,969	11,992	3,349,748	1,896,413

Distributions from:
Net investment income	(5,989)	(11,728)	—	—

Total Distributions	(5,989)	(11,728)	—	—

Capital Share Transactions:
Shares issued	34,980,895	88,029,875	7,245,241	36,008,080
Shares issued in lieu of cash distributions	5,989	11,728	—	—
Shares redeemed	(54,793,587)	(87,127,948)	(20,125,867)	(70,119,812)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(19,806,703)	913,655	(12,880,626)	(34,111,732)

Total Increase (Decrease)	(19,796,723)	913,919	(9,530,878)	(32,215,319)

Net Assets:
Beginning of period	133,645,357	132,731,438	189,846,371	222,061,690

End of Period	$113,848,634	$133,645,357	$180,315,493	$189,846,371

Undistributed net investment income (loss)	$10,244	$264	$1,375,047	$—
Shares Issued and Redeemed:
Shares issued	34,980,895	88,029,875	620,915	3,108,690
Shares issued in lieu of cash distributions	5,989	11,728	—	—
Shares redeemed	(54,793,587)	(87,127,948)	(1,720,179)	(6,045,850)

	(19,806,703)	913,655	(1,099,264)	(2,937,160)

	Quality Bond Fund		High Yield Bond Fund
	Six Months Ended 6/30/16	Year Ended 12/31/15	Six Months Ended 6/30/16	Year Ended 12/31/15
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,772,664	$13,607,991	$5,220,071	$11,061,361
Net realized gains (loss) from investment transactions	2,258,613	10,225,061	(3,808,013)	(6,266,501)
Net realized gains (loss) on futures contracts	(1,455,849)	453,523	—	—
Net realized foreign exchange gain (loss)	—	(265)	(305,322)	585,927
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	20,317,222	(22,025,118)	11,465,075	(11,129,127)

Net Increase (Decrease) in Net Assets Resulting from Operations	27,892,650	2,261,192	12,571,811	(5,748,340)

Capital Share Transactions:
Shares issued	20,069,448	51,580,293	3,296,345	15,583,960
Shares redeemed	(37,263,140)	(78,782,330)	(16,779,899)	(31,306,417)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(17,193,692)	(27,202,037)	(13,483,554)	(15,722,457)

Total Increase (Decrease)	10,698,958	(24,940,845)	(911,743)	(21,470,797)

Net Assets:
Beginning of period	534,675,121	559,615,966	173,032,810	194,503,607

End of Period	$545,374,079	$534,675,121	$172,121,067	$173,032,810

Undistributed net investment income (loss)	$6,772,664	$—	$4,947,321	$(272,749)
Shares Issued and Redeemed:
Shares issued	1,450,176	3,814,695	304,704	1,408,093
Shares issued in lieu of cash distributions	—	—	—	—
Shares redeemed	(2,705,928)	(5,820,984)	(1,553,119)	(2,810,375)

	(1,255,752)	(2,006,289)	(1,248,415)	(1,402,282)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Flexibly Managed Fund		Balanced Fund
	For the six months ended 6/30/16	For the year ended 12/31/15	For the six months ended 6/30/16	For the year ended 12/31/15
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$19,396,304	$35,653,712	$(71,996)	$(170,857)
Net realized gains (loss) from investment transactions	69,949,419	291,569,245	2,138,232	3,338,369
Net realized gains (loss) on written options	—	(17,244)	—	—
Net realized foreign exchange gain (loss)	(176,156)	(610,362)	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	73,631,528	(180,003,900)	1,022,012	(2,623,599)
Net change in unrealized appreciation (depreciation) of written options	1,484,402	8,462,912	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	164,285,497	155,054,363	3,088,248	543,913

Capital Share Transactions:
Shares issued	84,022,472	216,314,515	1,369,867	3,697,483
Shares redeemed	(130,915,554)	(123,360,667)	(4,715,423)	(9,448,421)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(46,893,082)	92,953,848	(3,345,556)	(5,750,938)

Total Increase (Decrease)	117,392,415	248,008,211	(257,308)	(5,207,025)

Net Assets:
Beginning of period	3,322,196,391	3,074,188,180	76,586,620	81,793,645

End of Period	$3,439,588,806	$3,322,196,391	$76,329,312	$76,586,620

Undistributed net investment income (loss)	$19,366,581	(29,723)	$(71,996)	$—
Shares Issued and Redeemed:
Shares issued	1,994,927	5,210,741	84,180	227,681
Shares redeemed	(3,184,374)	(2,982,711)	(288,893)	(581,655)

	(1,189,447)	2,228,030	(204,713)	(353,974)

	Large Growth Stock Fund		Large Cap Growth Fund
	For the six months ended 6/30/16	For the year ended 12/31/15	For the six months ended 6/30/16	For the year ended 12/31/15
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(235,502)	$(903,524)	$142,495	$214,386
Net realized gains (loss) from investment transactions	15,710,607	32,485,479	655,576	4,946,662
Net realized foreign exchange gain (loss)	(341)	(4,022)	(506)	1,211
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(34,808,832)	(2,752,058)	785,269	(5,748,356)

Net Increase (Decrease) in Net Assets Resulting from Operations	(19,334,068)	28,825,875	1,582,834	(586,097)

Capital Share Transactions:
Shares issued	9,846,472	21,826,727	1,442,095	5,105,548
Shares redeemed	(30,742,876)	(34,631,243)	(3,648,210)	(18,480,718)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(20,896,404)	(12,804,516)	(2,206,115)	(13,375,170)

Total Increase (Decrease)	(40,230,472)	16,021,359	(623,281)	(13,961,267)

Net Assets:
Beginning of period	296,703,133	280,681,774	43,701,841	57,663,108

End of Period	$256,472,661	$296,703,133	$43,078,560	$43,701,841

Undistributed net investment income (loss)	$(235,502)	$—	$68,590	$(74,273)
Shares Issued and Redeemed:
Shares issued	352,674	744,580	108,715	385,521
Shares redeemed	(1,126,052)	(1,191,486)	(281,514)	(1,445,763)

	(773,378)	(446,906)	(172,799)	(1,060,242)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Large Core Growth Fund		Large Cap Value Fund
	For the six months ended 6/30/16	For the year ended 12/31/15	For the six months ended 6/30/16	For the year ended 12/31/15
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$61,912	$(243,051)	$1,841,240	$2,607,629
Net realized gains (loss) from investment transactions	3,008,204	10,304,491	(4,248,381)	10,201,080
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(4,620,707)	(8,242,993)	5,071,926	(22,143,663)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,550,591)	1,818,447	2,664,785	(9,334,954)

Capital Share Transactions:
Shares issued	1,724,588	3,033,469	4,819,029	15,700,343
Shares redeemed	(6,390,205)	(19,152,485)	(14,307,052)	(27,753,537)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(4,665,617)	(16,119,016)	(9,488,023)	(12,053,194)

Total Increase (Decrease)	(6,216,208)	(14,300,569)	(6,823,238)	(21,388,148)

Net Assets:
Beginning of period	111,679,672	125,980,241	207,692,011	229,080,159

End of Period	$105,463,464	$111,679,672	$200,868,773	$207,692,011

Undistributed net investment income (loss)	$61,912	$—	$498,049	$(1,343,191)
Shares Issued and Redeemed:
Shares issued	112,799	186,621	222,792	696,968
Shares redeemed	(412,998)	(1,193,376)	(666,786)	(1,210,583)

	(300,199)	(1,006,755)	(443,994)	(513,615)

	Large Core Value Fund		Index 500 Fund
	For the six months ended 6/30/16	For the year ended 12/31/15	For the six months ended 6/30/16	For the year ended 12/31/15
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,745,893	$2,865,780	$3,697,932	$7,365,475
Net realized gains (loss) from investment transactions	(1,377,573)	17,515,483	8,709,529	10,334,116
Net realized gains (loss) on futures contracts	—	—	210,610	336,718
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	2,182,930	(20,328,266)	1,832,459	(13,632,674)
Net change in unrealized appreciation (depreciation) of written options	—	—	—	(351,802)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,551,250	52,997	14,450,530	4,051,833

Capital Share Transactions:
Shares issued	4,446,094	36,293,794	8,505,134	27,836,558
Shares redeemed	(16,553,868)	(26,030,180)	(21,837,508)	(56,758,285)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(12,107,774)	10,263,614	(13,332,374)	(28,921,727)

Total Increase (Decrease)	(9,556,524)	10,316,611	1,118,156	(24,869,894)

Net Assets:
Beginning of period	203,012,103	192,695,492	417,964,931	442,834,825

End of Period	$193,455,579	$203,012,103	$419,083,087	$417,964,931

Undistributed net investment income (loss)	$1,745,893	$—	$3,697,932	$—
Shares Issued and Redeemed:
Shares issued	305,187	2,557,882	539,307	1,732,802
Shares redeemed	(1,168,452)	(1,753,261)	(1,368,977)	(3,553,537)

	(863,265)	804,621	(829,670)	(1,820,735)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Mid Cap Growth Fund		Mid Cap Value Fund
	For the six months ended 6/30/16	For the year ended 12/31/15	For the six months ended 6/30/16	For the year ended 12/31/15
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(103,056)	$(28,391)	$907,468	$1,701,454
Net realized gains (loss) from investment transactions	(694,318)	5,797,189	(4,425,175)	26,296,013
Net realized gains (loss) on written options	—	118,982	—	—
Net realized foreign exchange gain (loss)	(959)	(658)	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	2,308,281	(12,976,960)	12,638,408	(42,348,949)
Net change in unrealized appreciation (depreciation) of written options	—	233,582	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	1,509,948	(6,856,256)	9,120,701	(14,351,482)

Capital Share Transactions:
Shares issued	1,963,857	8,045,737	3,572,593	16,099,583
Shares redeemed	(10,714,048)	(17,933,265)	(11,431,032)	(21,191,909)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(8,750,191)	(9,887,528)	(7,858,439)	(5,092,326)

Total Increase (Decrease)	(7,240,243)	(16,743,784)	1,262,262	(19,443,808)

Net Assets:
Beginning of period	111,742,414	128,486,198	165,849,259	185,293,067

End of Period	$104,502,171	$111,742,414	$167,111,521	$165,849,259

Undistributed net investment income (loss)	$(59,107)	$43,949	$230,572	$(676,896)
Shares Issued and Redeemed:
Shares issued	141,942	554,269	182,903	778,338
Shares redeemed	(822,524)	(1,219,379)	(584,945)	(1,021,668)

	(680,582)	(665,110)	(402,042)	(243,330)

	Mid Core Value Fund		SMID Cap Growth Fund
	For the six months ended 6/30/16	For the year ended 12/31/15	For the six months ended 6/30/16	For the year ended 12/31/15
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$458,343	$942,980	$(124,352)	$(427,475)
Net realized gains (loss) from investment transactions	1,733,468	7,036,472	(402,079)	4,385,704
Net realized foreign exchange gain (loss)	(115,689)	436,520	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	6,467,156	(9,226,776)	675,367	(5,703,654)

Net Increase (Decrease) in Net Assets Resulting from Operations	8,543,278	(810,804)	148,936	(1,745,425)

Capital Share Transactions:
Shares issued	4,561,314	18,173,946	1,818,474	18,476,093
Shares redeemed	(12,638,963)	(17,042,212)	(7,713,885)	(16,331,135)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(8,077,649)	1,131,734	(5,895,411)	2,144,958

Total Increase (Decrease)	465,629	320,930	(5,746,475)	399,533

Net Assets:
Beginning of period	90,549,934	90,229,004	56,001,609	55,602,076

End of Period	$91,015,563	$90,549,934	$50,255,134	$56,001,609

Undistributed net investment income (loss)	$492,048	$33,704	$(124,352)	$—
Shares Issued and Redeemed:
Shares issued	249,754	1,057,402	98,705	880,485
Shares redeemed	(717,943)	(959,286)	(411,732)	(816,373)

	(468,189)	98,116	(313,027)	64,112

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	SMID Cap Value Fund		Small Cap Growth Fund
	For the six months ended 6/30/16	For the year ended 12/31/15	For the six months ended 6/30/16	For the year ended 12/31/15
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$90,778	$(16,641)	$(193,534)	$(481,029)
Net realized gains (loss) from investment transactions	1,196,990	5,289,080	(446,428)	8,505,456
Net realized foreign exchange gain (loss)	—	—	396	(674)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	2,467,748	(9,717,509)	1,519,368	(7,010,917)

Net Increase (Decrease) in Net Assets Resulting from Operations	3,755,516	(4,445,070)	879,802	1,012,836

Capital Share Transactions:
Shares issued	4,506,293	10,634,347	1,845,635	10,002,130
Shares redeemed	(4,367,791)	(12,136,270)	(9,748,082)	(22,027,172)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	138,502	(1,501,923)	(7,902,447)	(12,025,042)

Total Increase (Decrease)	3,894,018	(5,946,993)	(7,022,645)	(11,012,206)

Net Assets:
Beginning of period	67,959,188	73,906,181	91,665,606	102,677,812

End of Period	$71,853,206	$67,959,188	$84,642,961	$91,665,606

Undistributed net investment income (loss)	$90,778	$—	$(193,534)	$—
Shares Issued and Redeemed:
Shares issued	225,615	509,005	66,378	339,948
Shares redeemed	(220,848)	(597,177)	(363,290)	(740,200)

	4,767	(88,172)	(296,912)	(400,252)

	Small Cap Value Fund		Small Cap Index Fund
	For the six months ended 6/30/16	For the year ended 12/31/15	For the six months ended 6/30/16	For the year ended 12/31/15
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$861,326	$1,478,773	$253,789	$443,550
Net realized gains (loss) from investment transactions	2,216,126	13,550,651	2,091,961	3,739,682
Net realized gains (loss) on futures contracts	—	—	44,998	(130,343)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	6,809,727	(27,740,785)	(1,208,326)	(7,476,015)
Net change in unrealized appreciation (depreciation) of future contracts	—	—	—	31,132

Net Increase (Decrease) in Net Assets Resulting from Operations	9,887,179	(12,711,361)	1,182,422	(3,391,994)

Capital Share Transactions:
Shares issued	2,698,512	17,861,045	2,658,709	7,946,828
Shares redeemed	(19,542,743)	(24,138,080)	(3,312,305)	(5,732,698)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(16,844,231)	(6,277,035)	(653,596)	2,214,130

Total Increase (Decrease)	(6,957,052)	(18,988,396)	528,826	(1,177,864)

Net Assets:
Beginning of period	227,138,566	246,126,962	65,480,122	66,657,986

End of Period	$220,181,514	$227,138,566	$66,008,948	$65,480,122

Undistributed net investment income (loss)	$861,326	$—	$226,592	$(27,197)
Shares Issued and Redeemed:
Shares issued	105,699	661,526	166,001	458,812
Shares redeemed	(771,214)	(872,806)	(206,959)	(326,348)

	(665,515)	(211,280)	(40,958)	132,464

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Developed International Index Fund		International Equity Fund
	For the six months ended 6/30/16	For the year ended 12/31/15	For the six months ended 6/30/16	For the year ended 12/31/15
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,695,394	$2,094,447	$3,117,451	$4,507,715
Net realized gains (loss) from investment transactions	(260,736)	(274,176)	11,504,535	(668,375)
Net realized gains (loss) on futures contracts	(15,275)	(29,042)	—	—
Net realized foreign exchange gain (loss)	14,297	(48,768)	(302,062)	(461,980)
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(5,016,434)	(3,211,981)	(12,080,116)	10,112,442
Net change in unrealized appreciation (depreciation) of futures contracts	—	52,511	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	(3,582,754)	(1,417,009)	2,239,808	13,489,802

Capital Share Transactions:
Shares issued	9,577,872	12,943,251	7,779,884	19,618,564
Shares redeemed	(5,432,377)	(14,927,281)	(32,217,581)	(38,831,644)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	4,145,495	(1,984,030)	(24,437,697)	(19,213,080)

Total Increase (Decrease)	562,741	(3,401,039)	(22,197,889)	(5,723,278)

Net Assets:
Beginning of period	98,109,203	101,510,242	375,175,216	380,898,494

End of Period	$98,671,944	$98,109,203	$352,977,327	$375,175,216

Undistributed net investment income (loss)	$611,210	$(1,084,184)	$(4,567,471)	$(7,684,922)
Shares Issued and Redeemed:
Shares issued	873,313	1,090,834	323,435	818,745
Shares redeemed	(499,353)	(1,265,039)	(1,368,232)	(1,618,252)

	373,960	(174,205)	(1,044,797)	(799,507)

	Emerging Markets Equity Fund		Real Estate Securities Fund
	For the six months ended 6/30/16	For the year ended 12/31/15	For the six months ended 6/30/16	For the year ended 12/31/15
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$545,176	$366,468	$1,289,767	$1,962,589
Net realized gains (loss) from investment transactions	(265,019)	(7,002,030)	5,817,043	13,470,692
Net realized foreign exchange gain (loss)	(121,696)	85,163	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	8,152,309	(9,977,031)	5,425,037	(8,417,398)

Net Increase (Decrease) in Net Assets Resulting from Operations	8,310,770	(16,527,430)	12,531,847	7,015,883

Capital Share Transactions:
Shares issued	2,747,207	23,548,567	2,825,661	15,495,865
Shares redeemed	(13,292,585)	(16,229,303)	(8,850,031)	(21,728,647)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(10,545,378)	7,319,264	(6,024,370)	(6,232,782)

Total Increase (Decrease)	(2,234,608)	(9,208,166)	6,507,477	783,101

Net Assets:
Beginning of period	147,819,239	157,027,405	137,643,954	136,860,853

End of Period	$145,584,631	$147,819,239	$144,151,431	$137,643,954

Undistributed net investment income (loss)	$12,925	$(532,251)	$1,289,767	$—
Shares Issued and Redeemed:
Shares issued	281,562	2,346,437	152,138	859,332
Shares redeemed	(1,405,241)	(1,527,572)	(461,387)	(1,194,354)

	(1,123,679)	818,865	(309,249)	(335,022)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Aggressive Allocation Fund		Moderately Aggressive Allocation Fund
	For the six months ended 6/30/16	For the year ended 12/31/15	For the six months ended 6/30/16	For the year ended 12/31/15
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(97,116)	$(219,440)	$(345,436)	$(803,621)
Net realized gains (loss) from investment transactions	2,411,405	4,822,664	10,429,984	17,402,186
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(688,463)	(5,588,441)	(3,026,666)	(19,421,099)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,625,826	(985,217)	7,057,882	(2,822,534)

Capital Share Transactions:
Shares issued	1,243,797	6,891,553	4,076,240	13,775,523
Shares redeemed	(2,822,393)	(9,291,819)	(14,947,142)	(22,446,770)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,578,596)	(2,400,266)	(10,870,902)	(8,671,247)

Total Increase (Decrease)	47,230	(3,385,483)	(3,813,020)	(11,493,781)

Net Assets:
Beginning of period	61,119,073	64,504,556	238,907,835	250,401,616

End of Period	$61,166,303	$61,119,073	$235,094,815	$238,907,835

Undistributed net investment income (loss)	$(96,076)	$—	$(345,436)	$—
Shares Issued and Redeemed:
Shares issued	86,103	448,753	263,458	864,219
Shares redeemed	(194,197)	(607,727)	(960,288)	(1,413,845)

	(108,094)	(158,974)	(696,830)	(549,626)

	Moderate Allocation Fund		Moderately Conservative Allocation Fund
	For the six months ended 6/30/16	For the year ended 12/31/15	For the six months ended 6/30/16	For the year ended 12/31/15
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(489,335)	$(1,138,721)	$(151,730)	$(352,294)
Net realized gains (loss) from investment transactions	11,325,763	20,563,227	3,604,204	5,545,786
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	673,968	(21,152,431)	232,204	(5,307,141)

Net Increase (Decrease) in Net Assets Resulting from Operations	11,510,396	(1,727,925)	3,684,678	(113,649)

Capital Share Transactions:
Shares issued	3,129,341	12,043,800	4,025,611	12,026,453
Shares redeemed	(20,339,671)	(32,208,260)	(8,999,280)	(17,481,509)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(17,210,330)	(20,164,460)	(4,973,669)	(5,455,056)

Total Increase (Decrease)	(5,699,934)	(21,892,385)	(1,288,991)	(5,568,705)

Net Assets:
Beginning of period	342,151,704	364,044,089	102,100,537	107,669,242

End of Period	$336,451,770	$342,151,704	$100,811,546	$102,100,537

Undistributed net investment income (loss)	$(489,335)	$—	$(151,730)	$—
Shares Issued and Redeemed:
Shares issued	218,096	820,440	295,690	871,423
Shares redeemed	(1,423,490)	(2,205,630)	(664,670)	(1,266,079)

	(1,205,394)	(1,385,190)	(368,980)	(394,656)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Conservative Allocation Fund
	Six Months Ended 6/30/16	Year Ended 12/31/15
	(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(95,861)	$(214,380)
Net realized gains (loss) from investment transactions	2,217,383	3,028,683
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	139,693	(2,719,124)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,261,215	95,179

Capital Share Transactions:
Shares issued	4,217,966	8,503,642
Shares redeemed	(6,959,536)	(12,565,119)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(2,741,570)	(4,061,477)

Total Increase (Decrease)	(480,355)	(3,966,298)
Net Assets:
Beginning of period	61,216,568	65,182,866

End of Period	$60,736,213	$61,216,568

Undistributed net investment income (loss)	$(95,862)	$—
Shares Issued and Redeemed:
Shares issued	328,736	663,655
Shares redeemed	(540,013)	(978,878)

	(211,277)	(315,223)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MONEY MARKET FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015		2014		2013		2012		2011
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:
Net investment income (loss) [2]	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)

Total from investment operations	—		—		—		—		—		—

Less distributions:
Net investment income	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)

Total distributions	—		—		—		—		—		—

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total return [1]	0.01%	#	0.01%		0.01%		0.01%		0.01%		0.01%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$113,849		$133,645		$132,731		$124,881		$141,725		$154,213

Ratio of net expenses to average net assets [3]	0.42%	*	0.23%		0.12%		0.16%		0.22%		0.22%

Ratio of total expenses to average net assets [4]	0.60%	*	0.61%		0.57%		0.48%		0.49%		0.49%

Ratio of net investment income (loss) to average net assets [3]	0.03%	*	0.01%		0.01%		0.01%		0.01%		0.01%

*   Annualized

#   Non-annualized

[1]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]     The net investment income (loss) per share was calculated using the average shares outstanding method.

[3]     The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[4] The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

(a)  Distributions were less than one penny per share.

LIMITED MATURITY BOND FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015		2014		2013		2012		2011
Net asset value, beginning of period	$11.59		$11.50		$11.48		$11.49		$11.42		$11.17

Income from investment operations:
Net investment income (loss) [2]	0.09		0.13		0.08		0.05		0.09		0.13
Net realized and unrealized gain (loss) on investment transactions	0.12		(0.04)		(0.06)		(0.06)		(0.02)		0.12

Total from investment operations	0.21		0.09		0.02		(0.01)		0.07		0.25

Net asset value, end of period	$11.80		$11.59		$11.50		$11.48		$11.49		$11.42

Total return [1]	1.81%	#	0.78%		0.17%		(0.09%	)	0.61%		2.24%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$180,315		$189,846		$222,062		$243,667		$202,385		$174,290

Ratio of total expenses to average net assets	0.71%	*	0.73%		0.67%		0.57%		0.57%		0.58%

Ratio of net investment income (loss) to average net assets	1.48%	*	1.10%		0.67%		0.60%		0.81%		1.14%

Portfolio turnover rate	45%	#	127%		82%		50%		31%		50%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

QUALITY BOND FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net asset value, beginning of period	$13.45		$13.40	$12.75	$13.14	$12.73	$11.56

Income from investment operations:
Net investment income (loss) [2]	0.17		0.33	0.26	0.25	0.27	0.32
Net realized and unrealized gain (loss) on investment transactions	0.55		(0.28)	0.39	(0.64)	0.14	0.85

Total from investment operations	0.72		0.05	0.65	(0.39)	0.41	1.17

Net asset value, end of period	$14.17		$13.45	$13.40	$12.75	$13.14	$12.73

Total return [1]	5.35%	#	0.37%	5.10%	(2.97% )	3.22%	10.12%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$545,374		$534,675	$559,616	$546,759	$568,400	$477,606

Ratio of total expenses to average net assets	0.65%	*	0.68%	0.64%	0.56%	0.56%	0.57%

Ratio of net investment income (loss) to average net assets	2.54%	*	2.46%	1.95%	1.91%	2.06%	2.62%

Portfolio turnover rate	43%	#	131%	135%	47%	32%	44%

*   Annualized

#    Non-annualized

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]     The net investment income (loss) per share was calculated using the average shares outstanding method.

HIGH YIELD BOND FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.61		$10.98	$10.78	$9.99	$8.72	$8.46

Income (loss) from investment operations:
Net investment income (loss) [2]	0.33		0.66	0.62	0.62	0.61	0.62
Net realized and unrealized gain (loss) on investment transactions	0.49		(1.03)	(0.42)	0.17	0.66	(0.36)

Total from investment operations	0.82		(0.37)	0.20	0.79	1.27	0.26

Net asset value, end of period	$11.43		$10.61	$10.98	$10.78	$9.99	$8.72

Total return [1]	7.73%	#	(3.37% )	1.86%	7.91%	14.56%	3.07%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$172,121		$173,033	$194,504	$188,788	$179,720	$141,290

Ratio of total expenses to average net assets	0.86%	*	0.87%	0.85%	0.82%	0.82%	0.83%

Ratio of net investment income (loss) to average net assets	6.18%	*	5.88%	5.58%	5.96%	6.52%	7.16%

Portfolio turnover rate	44%	#	72%	56%	68%	69%	58%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

FLEXIBLY MANAGED FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net asset value, beginning of period	$42.05		$40.04	$35.72	$29.22	$25.46	$24.71

Income (loss) from investment operations:
Net investment income (loss) [2]	0.25		0.46	0.45	0.34	0.44	0.40
Net realized and unrealized gain (loss) on investment transactions	1.91		1.55	3.87	6.16	3.32	0.35

Total from investment operations	2.16		2.01	4.32	6.50	3.76	0.75

Net asset value, end of period	$44.21		$42.05	$40.04	$35.72	$29.22	$25.46

Total return [1]	5.14%	#	5.02%	12.09%	22.25%	14.77%	3.04%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$3,439,589		$3,322,196	$3,074,188	$2,685,504	$2,010,412	$1,655,254

Ratio of total expenses to average net assets	0.89%	*	0.92%	0.89%	0.83%	0.84%	0.84%

Ratio of net investment income (loss) to average net assets	1.18%	*	1.10%	1.18%	1.04%	1.59%	1.60%

Portfolio turnover rate	30%	#	69%	74%	63%	65%	83%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

BALANCED FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015		2014		2013		2012		2011
Net asset value, beginning of period	$16.24		$16.13		$14.71		$12.60		$11.40		$10.80

Income (loss) from investment operations:
Net investment income (loss) [3]	(0.02)		(0.03)		(0.03)		(0.03)		(0.02)		(0.02)
Net realized and unrealized gain (loss) on investment transactions	0.70		0.14		1.45		2.14		1.22		0.62

Total from investment operations	0.68		0.11		1.42		2.11		1.20		0.60

Net asset value, end of period	$16.92		$16.24		$16.13		$14.71		$12.60		$11.40

Total return [1]	4.19%	#	0.68%		9.65%		16.75%		10.53%		5.56%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$76,329		$76,587		$81,794		$78,642		$71,601		$65,342

Ratio of net expenses to average net assets [2,4]	0.19%	*	0.21%		0.20%		0.20%		0.19%		0.18%

Ratio of total expenses to average net assets [2,5]	0.19%	*	0.21%		0.21%		0.22%		0.23%		0.24%

Ratio of net investment income (loss) to average net assets [4]	(0.19%	)*	(0.21%	)	(0.20%	)	(0.20%	)	(0.19%	)	(0.18%	)

Portfolio turnover rate	2%	#	8%		8%		16%		15%		17%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
[3]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[4]

The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[5]

The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

LARGE GROWTH STOCK FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014		2013		2012	2011
Net asset value, beginning of period	$30.07		$27.21	$25.11		$18.05		$15.20	$15.44

Income (loss) from investment operations:
Net investment income (loss) [2]	(0.03)		(0.09)	(0.07)		(0.04)		0.01	(0.03)
Net realized and unrealized gain (loss) on investment transactions	(1.84)		2.95	2.17		7.10		2.84	(0.21)

Total from investment operations	(1.87)		2.86	2.10		7.06		2.85	(0.24)

Net asset value, end of period	$28.20		$30.07	$27.21		$25.11		$18.05	$15.20

Total return [1]	(6.22%	)#	10.51%	8.36%		39.11%		18.75%	(1.55% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$256,473		$296,703	$280,682		$262,358		$210,999	$176,692

Ratio of total expenses to average net assets	0.97%	*	0.98%	0.96%		0.90%		0.91%	0.93%

Ratio of net investment income (loss) to average net assets	(0.18%	)*	(0.30% )	(0.26%	)	(0.21%	)	0.03%	(0.19% )

Portfolio turnover rate	21%	#	37%	38%		36%		35%	33%

*   Annualized

#   Non-annualized

[1]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]     The net investment income (loss) per share was calculated using the average shares outstanding method.

LARGE CAP GROWTH FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014		2013		2012	2011
Net asset value, beginning of period	$13.09		$13.11	$11.78		$9.57		$8.68	$9.31

Income (loss) from investment operations:
Net investment income (loss) [2]	0.04		0.05	0.06		0.04		0.01	(0.02)
Net realized and unrealized gain (loss) on investment transactions	0.48		(0.07)	1.27		2.17		0.88	(0.61)

Total from investment operations	0.52		(0.02)	1.33		2.21		0.89	(0.63)

Net asset value, end of period	$13.61		$13.09	$13.11		$11.78		$9.57	$8.68

Total return [1]	3.97%	#	(0.15% )	11.29%		23.09%		10.25%	(6.77% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$43,079		$43,702	$57,663		$54,762		$29,751	$37,465

Ratio of net expenses to average net assets [3]	0.89%	*	0.89%	0.89%		0.90%		0.90%	0.96%

Ratio of total expenses to average net assets [4]	0.90%	*	0.89%	0.90%		0.90%		0.90%	0.96%

Ratio of net investment income (loss) to average net assets [3]	0.68%	*	0.39%	0.47%		0.40%		0.06%	(0.25% )

Portfolio turnover rate	12%	#	29%	25%		107%		97%	153%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[3]

The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[4]

The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

LARGE CORE GROWTH FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015		2014		2013		2012	2011
Net asset value, beginning of period	$16.30		$16.03		$14.88		$10.79		$9.29	$9.78

Income (loss) from investment operations:
Net investment income (loss) [2]	0.01		(0.03)		(0.03)		(0.01)		0.02	(0.01)
Net realized and unrealized gain (loss) on investment transactions	(0.21)		0.30		1.18		4.10		1.48	(0.48)

Total from investment operations	(0.20)		0.27		1.15		4.09		1.50	(0.49)

Net asset value, end of period	$16.10		$16.30		$16.03		$14.88		$10.79	$9.29

Total return [1]	(1.23%	)#	1.68%		7.73%		37.91%		16.15%	(5.01% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$105,463		$111,680		$125,980		$127,757		$106,053	$100,397

Ratio of total expenses to average net assets	0.86%	*	0.87%		0.87%		0.88%		0.89%	0.90%

Ratio of net investment income (loss) to average net assets	0.12%	*	(0.20%	)	(0.19%	)	(0.08%	)	0.17%	(0.11% )

Portfolio turnover rate	37%	#	124%		83%		109%		105%	115%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

LARGE CAP VALUE FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net asset value, beginning of period	$22.21		$23.22	$20.86	$15.66	$13.83	$14.47

Income (loss) from investment operations:
Net investment income (loss) [2]	0.20		0.27	0.30	0.21	0.20	0.18
Net realized and unrealized gain (loss) on investment transactions	0.14		(1.28)	2.06	4.99	1.63	(0.82)

Total from investment operations	0.34		(1.01)	2.36	5.20	1.83	(0.64)

Net asset value, end of period	$22.55		$22.21	$23.22	$20.86	$15.66	$13.83

Total return [1]	1.53%	#	(4.35% )	11.31%	33.21%	13.23%	(4.42% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$200,869		$207,692	$229,080	$217,351	$166,955	$166,056

Ratio of total expenses to average net assets	0.90%	*	0.92%	0.90%	0.87%	0.88%	0.89%

Ratio of net investment income (loss) to average net assets	1.88%	*	1.17%	1.38%	1.16%	1.32%	1.24%

Portfolio turnover rate	7%	#	19%	22%	186%	90%	87%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

LARGE CORE VALUE FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net asset value, beginning of period	$14.77		$14.89	$13.38	$10.31	$8.92	$9.31

Income (loss) from investment operations:
Net investment income (loss) [3]	0.13		0.22	0.19	0.15	0.16	0.14
Net realized and unrealized gain (loss) on investment transactions	0.12		(0.34)	1.32	2.92	1.23	(0.53)

Total from investment operations	0.25		(0.12)	1.51	3.07	1.39	(0.39)

Net asset value, end of period	$15.02		$14.77	$14.89	$13.38	$10.31	$8.92

Total return [1,2]	1.69%	#	(0.81% )	11.29%	29.78%	15.58%	(4.19% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$193,456		$203,012	$192,695	$185,630	$158,589	$143,147

Ratio of total expenses to average net assets	0.91%	*	0.92%	0.91%	0.87%	0.88%	0.89%

Ratio of net investment income (loss) to average net assets	1.85%	*	1.47%	1.33%	1.25%	1.64%	1.52%

Portfolio turnover rate	42%	#	98%	80%	59%	38%	51%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]

The Fund’s total return calculation includes a reimbursement by the sub-adviser. Excluding the effect of this reimbursement from the Fund’s ending net asset value per share, total return for the year ended December 31, 2013 would have been 29.58%.

[3]	The net investment income (loss) per share was calculated using the average shares outstanding method.

INDEX 500 FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net asset value, beginning of period	$16.14		$15.98	$14.11	$10.70	$9.25	$9.09

Income (loss) from investment operations:
Net investment income (loss) [2]	0.14		0.27	0.24	0.21	0.20	0.16
Net realized and unrealized gain (loss) on investment transactions	0.44		(0.11)	1.63	3.20	1.25	—

Total from investment operations	0.58		0.16	1.87	3.41	1.45	0.16

Net asset value, end of period	$16.72		$16.14	$15.98	$14.11	$10.70	$9.25

Total return [1]	3.59%	#	1.00%	13.25%	31.87%	15.68%	1.76%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$419,083		$417,965	$442,835	$398,537	$312,146	$267,009

Ratio of net expenses to average net assets [3]	0.36%	*	0.38%	0.38%	0.34%	0.34%	0.35%

Ratio of total expenses to average net assets [4]	0.36%	*	0.38%	0.38%	0.34%	0.34%	0.36%

Ratio of net investment income (loss) to average net assets [3]	1.82%	*	1.68%	1.63%	1.72%	1.93%	1.71%

Portfolio turnover rate	2%	#	3%	3%	8%	4%	4%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[3]

The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[4]

The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MID CAP GROWTH FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014		2013		2012		2011
Net asset value, beginning of period	$14.02		$14.88	$13.59		$9.94		$9.37		$10.16

Income (loss) from investment operations:
Net investment income (loss) [2]	(0.01)		—	(0.02)		(0.06)		(0.01)		(0.04)
Net realized and unrealized gain (loss) on investment transactions	0.32		(0.86)	1.31		3.71		0.58		(0.75)

Total from investment operations	0.31		(0.86)	1.29		3.65		0.57		(0.79)

Net asset value, end of period	$14.33		$14.02	$14.88		$13.59		$9.94		$9.37

Total return [1]	2.21%	#	(5.78% )	9.49%		36.72%		6.08%		(7.78% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$104,502		$111,742	$128,486		$120,563		$101,293		$99,083

Ratio of total expenses to average net assets	0.99%	*	1.00%	0.97%		0.99%		1.00%		1.00%

Ratio of net investment income (loss) to average net assets	(0.20%	)*	(0.02% )	(0.14%	)	(0.49%	)	(0.12%	)	(0.42% )

Portfolio turnover rate	15%	#	43%	140%		80%		129%		110%

*   Annualized

#   Non-annualized

[1]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]     The net investment income (loss) per share was calculated using the average shares outstanding method.

MID CAP VALUE FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014		2013		2012		2011
Net asset value, beginning of period	$19.36		$21.04	$18.51		$13.59		$11.80		$12.59

Income (loss) from investment operations:
Net investment income (loss) [2]	0.11		0.20	0.17		0.19		0.19		0.09
Net realized and unrealized gain (loss) on investment transactions	1.00		(1.88)	2.36		4.73		1.60		(0.88)

Total from investment operations	1.11		(1.68)	2.53		4.92		1.79		(0.79)

Net asset value, end of period	$20.47		$19.36	$21.04		$18.51		$13.59		$11.80

Total return [1]	5.73%	#	(7.98% )	13.67%		36.20%		15.17%		(6.27% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$167,112		$165,849	$185,293		$172,994		$124,651		$97,048

Ratio of total expenses to average net assets	0.79%	*	0.81%	0.81%		0.82%		0.84%		0.84%

Ratio of net investment income (loss) to average net assets	1.12%	*	0.93%	0.86%		1.21%		1.49%		0.70%

Portfolio turnover rate	15%	#	42%	32%		43%		43%		106%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MID CORE VALUE FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net asset value, beginning of period	$17.57		$17.84	$15.33	$11.87	$10.37	$10.75

Income (loss) from investment operations:
Net investment income (loss) [2]	0.09		0.19	0.21	0.14	0.08	0.03
Net realized and unrealized gain (loss) on investment transactions	1.76		(0.46)	2.30	3.32	1.42	(0.41)

Total from investment operations	1.85		(0.27)	2.51	3.46	1.50	(0.38)

Net asset value, end of period	$19.42		$17.57	$17.84	$15.33	$11.87	$10.37

Total return [1]	10.53%	#	(1.51% )	16.37%	29.15%	14.46%	(3.53% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$91,016		$90,550	$90,229	$71,874	$57,168	$60,179

Ratio of total expenses to average net assets	1.05%	*	1.07%	1.05%	1.08%	1.08%	1.08%

Ratio of net investment income (loss) to average net assets	1.06%	*	1.06%	1.27%	0.97%	0.68%	0.29%

Portfolio turnover rate	37%	#	77%	69%	166%	75%	51%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

SMID CAP GROWTH FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014		2013		2012		2011
Net asset value, beginning of period	$19.46		$19.76	$19.64		$13.75		$11.92		$12.51

Income (loss) from investment operations:
Net investment income (loss) [2]	(0.04)		(0.15)	(0.15)		(0.10)		(0.06)		(0.09)
Net realized and unrealized gain (loss) on investment transactions	0.17		(0.15)	0.27		5.99		1.89		(0.50)

Total from investment operations	0.13		(0.30)	0.12		5.89		1.83		(0.59)

Net asset value, end of period	$19.59		$19.46	$19.76		$19.64		$13.75		$11.92

Total return [1]	0.67%		(1.52% )	0.61%		42.84%		15.35%		(4.72% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$50,255		$56,002	$55,602		$63,627		$40,578		$26,996

Ratio of net expenses to average net assets [3]	1.06%	*	1.07%	1.06%		1.05%		1.05%		1.05%

Ratio of total expenses to average net assets [4]	1.06%	*	1.07%	1.06%		1.07%		1.12%		1.13%

Ratio of net investment income (loss) to average net assets [3]	(0.49%	)*	(0.71% )	(0.81%	)	(0.61%	)	(0.46%	)	(0.77% )

Portfolio turnover rate	36%	#	103%	89%		90%		95%		160%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[3]

The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[4]

The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

SMID CAP VALUE FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015		2014	2013	2012	2011
Net asset value, beginning of period	$19.72		$20.91		$19.14	$13.87	$11.66	$12.56

Income (loss) from investment operations:
Net investment income (loss) [2]	0.03		—		0.05	0.07	0.07	0.03
Net realized and unrealized gain (loss) on investment transactions	1.07		(1.19)		1.72	5.20	2.14	(0.93)

Total from investment operations	1.10		(1.19)		1.77	5.27	2.21	(0.90)

Net asset value, end of period	$20.82		$19.72		$20.91	$19.14	$13.87	$11.66

Total return [1]	5.58%	#	(5.69%	)	9.25%	38.00%	18.95%	(7.17% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$71,853		$67,959		$73,906	$63,544	$43,575	$32,949

Ratio of net expenses to average net assets [3]	1.22%	*	1.23%		1.20%	1.14%	1.14%	1.14%

Ratio of total expenses to average net assets [4]	1.22%	*	1.23%		1.24%	1.25%	1.27%	1.31%

Ratio of net investment income (loss) to average net assets [3]	0.27%	*	(0.02%	)	0.24%	0.41%	0.51%	0.27%

Portfolio turnover rate	33%	#	48%		51%	58%	52%	69%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[3]

The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[4]

The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

SMALL CAP GROWTH FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015		2014		2013		2012		2011
Net asset value, beginning of period	$28.59		$28.47		$26.42		$19.20		$18.16		$20.43

Income (loss) from investment operations:
Net investment income (loss) [2]	(0.06)		(0.14)		(0.11)		(0.11)		(0.18)		(0.15)
Net realized and unrealized gain (loss) on investment transactions	0.56		0.26		2.16		7.33		1.22		(2.12)

Total from investment operations	0.50		0.12		2.05		7.22		1.04		(2.27)

Net asset value, end of period	$29.09		$28.59		$28.47		$26.42		$19.20		$18.16

Total return [1]	1.75%	#	0.42%		7.76%		37.60%		5.73%		(11.11% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$84,643		$91,666		$102,678		$89,539		$77,720		$78,447

Ratio of total expenses to average net assets	1.03%	*	1.03%		1.02%		1.07%		1.10%		1.08%

Ratio of net investment income (loss) to average net assets	(0.47%	)*	(0.48%	)	(0.42%	)	(0.50%	)	(0.92%	)	(0.71% )

Portfolio turnover rate	6%	#	26%		33%		143%		103%		125%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

SMALL CAP VALUE FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net asset value, beginning of period	$26.50		$28.03	$26.16	$18.83	$16.21	$16.07

Income (loss) from investment operations:
Net investment income (loss) [2]	0.11		0.17	0.19	0.10	0.24	0.08
Net realized and unrealized gain (loss) on investment transactions	1.24		(1.70)	1.68	7.23	2.38	0.06

Total from investment operations	1.35		(1.53)	1.87	7.33	2.62	0.14

Net asset value, end of period	$27.85		$26.50	$28.03	$26.16	$18.83	$16.21

Total return [1]	5.09%	#	(5.46% )	7.15%	38.93%	16.16%	0.87%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$220,182		$227,139	$246,127	$238,772	$175,841	$159,365

Ratio of total expenses to average net assets	0.97%	*	0.99%	1.03%	1.14%	1.15%	1.15%

Ratio of net investment income (loss) to average net assets	0.82%	*	0.62%	0.70%	0.46%	1.36%	0.51%

Portfolio turnover rate	27%	#	47%	45%	59%	50%	47%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

SMALL CAP INDEX FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net asset value, beginning of period	$16.69		$17.59	$16.88	$12.22	$10.58	$11.08

Income (loss) from investment operations:
Net investment income (loss) [2]	0.06		0.12	0.12	0.10	0.16	0.08
Net realized and unrealized gain (loss) on investment transactions	0.26		(1.02)	0.59	4.56	1.48	(0.58)

Total from investment operations	0.32		(0.90)	0.71	4.66	1.64	(0.50)

Net asset value, end of period	$17.01		$16.69	$17.59	$16.88	$12.22	$10.58

Total return [1]	1.92%	#	(5.12% )	4.21%	38.13%	15.50%	(4.51% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$66,009		$65,480	$66,658	$64,860	$42,443	$29,202

Ratio of net expenses to average net assets [3]	0.68%	*	0.69%	0.64%	0.55%	0.55%	0.55%

Ratio of total expenses to average net assets [4]	0.68%	*	0.69%	0.69%	0.71%	0.70%	0.91%

Ratio of net investment income (loss) to average net assets [3]	0.81%	*	0.66%	0.72%	0.71%	1.42%	0.70%

Portfolio turnover rate	13%	#	18%	20%	17%	18%	18%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[3]

The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[4]

The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

DEVELOPED INTERNATIONAL INDEX FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net asset value, beginning of period	$11.38		$11.54	$12.29	$10.15	$8.59	$9.83

Income (loss) from investment operations:
Net investment income (loss) [2]	0.20		0.24	0.30	0.28	0.25	0.27
Net realized and unrealized gain (loss) on investment transactions	(0.61)		(0.40)	(1.05)	1.86	1.31	(1.51)

Total from investment operations	(0.41)		(0.16)	(0.75)	2.14	1.56	(1.24)

Net asset value, end of period	$10.97		$11.38	$11.54	$12.29	$10.15	$8.59

Total return [1]	(3.60%	)#	(1.39% )	(6.10% )	21.08%	18.16%	(12.61% )
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$98,672		$98,109	$101,510	$103,233	$89,786	$61,858

Ratio of net expenses to average net assets [3]	0.81%	*	0.83%	0.75%	0.59%	0.59%	0.59%

Ratio of total expenses to average net assets [4]	0.81%	*	0.83%	0.82%	0.92%	1.00%	1.01%

Ratio of net investment income (loss) to average net assets [3]	3.65%	*	2.02%	2.47%	2.50%	2.73%	2.80%

Portfolio turnover rate	2%	#	2%	7%	9%	2%	1%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[3]

The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[4]

The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

INTERNATIONAL EQUITY FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net asset value, beginning of period	$24.23		$23.39	$22.72	$21.44	$17.71	$17.55

Income (loss) from investment operations:
Net investment income (loss) [2]	0.21		0.28	0.27	0.24	0.25	0.35
Net realized and unrealized gain (loss) on investment transactions	0.01		0.56	0.40	1.04	3.48	(0.19)

Total from investment operations	0.22		0.84	0.67	1.28	3.73	0.16

Net asset value, end of period	$24.45		$24.23	$23.39	$22.72	$21.44	$17.71

Total return [1]	0.91%	#	3.59%	2.95%	5.97%	21.06%	0.91%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$352,977		$375,175	$380,898	$378,189	$348,599	$309,920

Ratio of total expenses to average net assets	1.13%	*	1.15%	1.15%	1.17%	1.17%	1.20%

Ratio of net investment income (loss) to average net assets	1.78%	*	1.17%	1.14%	1.09%	1.30%	1.95%

Portfolio turnover rate	14%	#	27%	31%	34%	43%	30%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

EMERGING MARKETS EQUITY FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net asset value, beginning of period	$9.66		$10.84	$11.40	$11.53	$9.64	$11.82

Income (loss) from investment operations:
Net investment income (loss) [2]	0.04		0.03	0.02	0.03	0.03	0.07
Net realized and unrealized gain (loss) on investment transactions	0.57		(1.21)	(0.58)	(0.16)	1.86	(2.25)

Total from investment operations	0.61		(1.18)	(0.56)	(0.13)	1.89	(2.18)

Net asset value, end of period	$10.27		$9.66	$10.84	$11.40	$11.53	$9.64

Total return [1]	6.31%	#	(10.89% )	(4.91% )	(1.13% )	19.61%	(18.44% )
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$145,585		$147,819	$157,027	$163,179	$152,858	$121,066

Ratio of net expenses to average net assets [3]	1.66%	*	1.74%	1.75%	1.68%	1.68%	1.68%

Ratio of total expenses to average net assets [4]	1.66%	*	1.68%	1.69%	1.82%	1.72%	1.91%

Ratio of net investment income (loss) to average net assets [3]	0.79%	*	0.24%	0.19%	0.25%	0.31%	0.63%

Portfolio turnover rate	23%	#	41%	42%	48%	47%	60%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[3]

The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[4]

The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

REAL ESTATE SECURITIES FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011 [2]
Net asset value, beginning of period	$18.95		$18.01	$13.83	$13.41	$11.56	$10.80

Income (loss) from investment operations:
Net investment income (loss) [3]	0.18		0.26	0.23	0.18	0.16	0.12
Net realized and unrealized gain (loss) on investment transactions	1.60		0.68	3.95	0.24	1.69	0.64

Total from investment operations	1.78		0.94	4.18	0.42	1.85	0.76

Net asset value, end of period	$20.73		$18.95	$18.01	$13.83	$13.41	$11.56

Total return [1]	9.39%	#	5.22%	30.22%	3.13%	16.00%	7.04%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$144,151		$137,644	$136,861	$114,290	$98,146	$76,346

Ratio of total expenses to average net assets	0.95%	*	0.97%	0.97%	0.99%	1.01%	1.00%

Ratio of net investment income (loss) to average net assets	1.92%	*	1.42%	1.43%	1.35%	1.27%	1.09%

Portfolio turnover rate	39%	#	61%	54%	69%	85%	144%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	Prior to May 1, 2011, the Real Estate Securities Fund was named the REIT Fund.
[3]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

AGGRESSIVE ALLOCATION FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014		2013		2012		2011
Net asset value, beginning of period	$14.88		$15.12	$14.16		$11.56		$10.01		$10.39

Income (loss) from investment operations:
Net investment income (loss) [3]	(0.02)		(0.05)	(0.05)		(0.04)		(0.04)		(0.03)
Net realized and unrealized gain (loss) on investment transactions	0.44		(0.19)	1.01		2.64		1.59		(0.35)

Total from investment operations	0.42		(0.24)	0.96		2.60		1.55		(0.38)

Net asset value, end of period	$15.30		$14.88	$15.12		$14.16		$11.56		$10.01

Total return [1]	2.82%	#	(1.59% )	6.78%		22.49%		15.48%		(3.66% )
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$61,167		$61,119	$64,505		$56,879		$41,234		$28,182

Ratio of net expenses to average net assets [2,4]	0.33%	*	0.34%	0.34%		0.33%		0.33%		0.33%

Ratio of total expenses to average net assets [2,5]	0.32%	*	0.34%	0.34%		0.33%		0.35%		0.38%

Ratio of net investment income (loss) to average net assets [4]	(0.33%	)*	(0.34% )	(0.34%	)	(0.33%	)	(0.33%	)	(0.33% )

Portfolio turnover rate	5%	#	24%	20%		30%		24%		29%

*   Annualized

#   Non-annualized

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2] The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

[3]     The net investment income (loss) per share was calculated using the average shares outstanding method.

[4]     The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[5] The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

MODERATELY AGGRESSIVE ALLOCATION FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014		2013		2012		2011
Net asset value, beginning of period	$15.55		$15.73	$14.80		$12.42		$10.93		$11.13

Income (loss) from investment operations:
Net investment income (loss) [3]	(0.02)		(0.05)	(0.05)		(0.04)		(0.04)		(0.04)
Net realized and unrealized gain (loss) on investment transactions	0.50		(0.13)	0.98		2.42		1.53		(0.16)

Total from investment operations	0.48		(0.18)	0.93		2.38		1.49		(0.20)

Net asset value, end of period	$16.03		$15.55	$15.73		$14.80		$12.42		$10.93

Total return [1]	3.09%	#	(1.14% )	6.28%		19.16%		13.63%		(1.80% )
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$235,095		$238,908	$250,402		$231,185		$179,229		$134,968

Ratio of total expenses to average net assets [2]	0.30%	*	0.32%	0.32%		0.31%		0.32%		0.32%

Ratio of net investment income (loss) to average net assets	(0.30%	)*	(0.32% )	(0.32%	)	(0.31%	)	(0.32%	)	(0.32% )

Portfolio turnover rate	4%	#	20%	17%		23%		25%		30%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
[3]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MODERATE ALLOCATION FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014		2013		2012		2011
Net asset value, beginning of period	$14.36		$14.44	$13.67		$11.98		$10.80		$10.73

Income (loss) from investment operations:
Net investment income (loss) [3]	(0.02)		(0.05)	(0.04)		(0.04)		(0.04)		(0.03)
Net realized and unrealized gain (loss) on investment transactions	0.53		(0.03)	0.81		1.73		1.22		0.10

Total from investment operations	0.51		(0.08)	0.77		1.69		1.18		0.07

Net asset value, end of period	$14.87		$14.36	$14.44		$13.67		$11.98		$10.80

Total return [1]	3.55%	#	(0.55% )	5.63%		14.11%		10.93%		0.65%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$336,452		$342,152	$364,044		$350,164		$290,951		$224,256

Ratio of total expenses to average net assets [2]	0.30%	*	0.32%	0.31%		0.31%		0.31%		0.32%

Ratio of net investment income (loss) to average net assets	(0.30%	)*	(0.32% )	(0.31%	)	(0.31%	)	(0.31%	)	(0.32%	)

Portfolio turnover rate	3%	#	17%	17%		20%		20%		26%

*   Annualized

#   Non-annualized

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2] The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

[3]     The net investment income (loss) per share was calculated using the average shares outstanding method.

MODERATELY CONSERVATIVE ALLOCATION FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014		2013		2012		2011
Net asset value, beginning of period	$13.60		$13.63	$12.98		$11.87		$10.96		$10.67

Income (loss) from investment operations:
Net investment income (loss) [3]	(0.02)		(0.05)	(0.04)		(0.04)		(0.04)		(0.04)
Net realized and unrealized gain (loss) on investment transactions	0.54		0.02	0.69		1.15		0.95		0.33

Total from investment operations	0.52		(0.03)	0.65		1.11		0.91		0.29

Net asset value, end of period	$14.12		$13.60	$13.63		$12.98		$11.87		$10.96

Total return [1]	3.82%	#	(0.22% )	5.01%		9.35%		8.30%		2.72%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$100,812		$102,101	$107,669		$111,452		$96,028		$89,677

Ratio of total expenses to average net assets [2]	0.31%	*	0.33%	0.32%		0.32%		0.33%		0.33%

Ratio of net investment income (loss) to average net assets	(0.31%	)*	(0.33% )	(0.32%	)	(0.32%	)	(0.33%	)	(0.33%	)

Portfolio turnover rate	6%	#	23%	20%		28%		37%		30%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
[3]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

CONSERVATIVE ALLOCATION FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015		2014		2013		2012		2011
Net asset value, beginning of period	$12.73		$12.72		$12.26		$11.74		$11.13		$10.71

Income (loss) from investment operations:
Net investment income (loss) [3]	(0.02)		(0.04)		(0.04)		(0.04)		(0.04)		(0.04)
Net realized and unrealized gain (loss) on investment transactions	0.50		0.05		0.50		0.56		0.65		0.46

Total from investment operations	0.48		0.01		0.46		0.52		0.61		0.42

Net asset value, end of period	$13.21		$12.73		$12.72		$12.26		$11.74		$11.13

Total return [1]	3.77%	#	0.08%		3.75%		4.43%		5.48%		3.92%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$60,736		$61,217		$65,183		$68,185		$70,604		$63,096

Ratio of net expenses to average net assets [2,4]	0.32%	*	0.34%		0.33%		0.33%		0.33%		0.33%

Ratio of total expenses to average net assets [2,5]	0.32%	*	0.34%		0.33%		0.33%		0.33%		0.34%

Ratio of net investment income (loss) to average net assets [4]	(0.32%	)*	(0.34%	)	(0.33%	)	(0.33%	)	(0.33%	)	(0.33%	)

Portfolio turnover rate	9%	#	24%		26%		38%		44%		39%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
[3]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[4]

The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.

[5]

The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2016 (Unaudited)

1 — ORGANIZATION

Penn Series Funds, Inc. (“Penn Series”) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Penn Series is open only to purchasers of The Penn Mutual Life Insurance Company (“Penn Mutual”) and The Penn Insurance and Annuity Company insurance contracts and certain of Penn Mutual’s employee benefit plans.

Penn Series is presently offering shares in its Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Balanced, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds (each a “Fund” and collectively, the “Funds”). Penn Series also has the authority to issue shares in three additional funds, each of which would have their own investment objective and policies.

Fund of Funds (“FOFs”) – Each Penn Series FOF seeks to achieve its investment objective by investing in other Penn Series Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. Each of the following is a Penn Series FOFs: Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds.

2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with the accounting principles generally accepted in the United States (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be material. The Funds are investment companies and follow the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic No. 946.

SECURITY VALUATION:

Money Market Fund — Investments in securities are valued using the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.

Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities Funds — Portfolio securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Securities valued according to these evaluation methods are categorized as Level 1 in the fair value hierarchy described below. Debt and fixed income securities are valued by recognized independent third-party valuation services, employing valuation methodologies that utilize actual market transactions, broker-dealer supplied valuations, and matrix pricing. Matrix pricing for corporate bonds, floating rate notes, municipal securities and U.S. government and government agency obligations considers yield or price of bonds of comparable quality, coupon, maturity and type and, for asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities, also considers prepayment speed assumptions and attributes and performance of the underlying collateral. Securities valued according to these valuation methods are generally categorized as Level 2 in the fair value hierarchy described below. To the extent that bid prices are provided by the pricing service, the Funds will use the bid price. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates as of the valuation date.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2016 (Unaudited)

Options are valued at the last traded price on the market where such options are principally traded or, if there was no trade on such day, at the last bid quote. Futures contracts are valued at the last settlement price on the market where such futures contracts are principally traded. Although derivatives may be subject to netting provisions, as discussed further in Note 7, derivatives held are valued at their gross amounts.

To assess the continuing appropriateness of third party pricing service security valuations, the Adviser or sub-adviser, as applicable, or the fund accounting service provider, who is subject to oversight by the Administrator, regularly monitor the prices and compare prices to alternate sources where applicable. Pricing challenges are issued for valuation differences exceeding certain tolerances or when considered not reflective of the market by the Adviser or sub-adviser, as applicable.

Securities for which market quotations are not readily available are valued at fair value prices determined using methods approved by the Penn Series Board of Directors (the “Board of Directors”). The Penn Series Valuation Committee (the “Valuation Committee”), established by and subject to oversight by the Board of Directors, monitors pricing related policies and procedures and approves all fair value determinations. The Valuation Committee consists of representatives from Penn Mutual Asset Management, LLC. (“PMAM” or the “Adviser”), the investment adviser to each of the Funds, and Penn Mutual, the administrator to the Funds (the “Administrator”). The Valuation Committee regularly makes good faith judgments, using sources and information obtained, including recommendations and supporting rationales and inputs from the Adviser or the applicable sub-adviser, to establish and /or adjust fair valuations of securities as events occur and circumstances warrant. The information and inputs may include but are not limited to cost of the security, last sale price, private transaction trading prices, comparable publically traded security prices, discount rates, publically disclosed news stories and regulatory filings, estimated cash flows and yield curves. As part of its procedures, the Valuation Committee monitors the fair valued securities, considers additional news or significant developments relative to the specific security, reviews the valuations with the Adviser or respective sub-adviser on a regular basis and applies back testing procedures to valuations as applicable. Reasons for which securities may be valued in this manner include, but are not limited to, trading on an exchange for a security has been halted, suspended or has not begun, a security has been de-listed from a national exchange, trading on a security’s primary market is temporarily closed at a time when, under normal conditions, it would be open, or valuation by a third party pricing service is currently not available or is no longer available.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These securities are valued at a fair value utilizing an independent third party valuation service in accordance with procedures adopted by the Fund’s Board of Directors. The methodology and procedures followed by the valuation service consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes as well as prices for similar securities. Securities valued using such valuation service are classified as Level 2 of the fair value hierarchy as these adjustment factors are considered other observable inputs to the valuation. Values from the valuation service are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Valuation Committee. The Valuation Committee has also established a “confidence interval”, which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Valuation Committee is exceeded on a specific day, the Funds shall value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation service.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds — The valuation of each Fund’s investment in its Underlying Funds is based on the net asset values of the Underlying Funds each business day.

Fair value measurements are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Funds’ investments. Inputs refer broadly to the assumptions that

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2016 (Unaudited)

market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. These inputs are summarized into three broad levels as follows:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Transfers between levels 1 and 2 during the year ended June 30, 2016, if any, are shown as notes on the Schedule of Investments of the individual Fund.

Significant Level 3 items at June 30, 2016 consist of $4,263,895 of equities in the Large Growth Stock Fund which were not publicly trading. The unobservable inputs used in valuing these securities include new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies and strategic events affecting the company. Significant increases (decreases) in the valuation indicated by the new rounds of financing, valuations observed through negotiated transactions between other investors in the company or changes in the market valuation of relevant peer companies would result in directionally similar changes to the fair value. Fair value determinations are reviewed and updated on a regular basis and as information becomes available, including actual purchase and sale transactions of the issue.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange; purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Loan Agreements — Certain Funds may invest in loan agreements, also known as bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans may involve multiple loans with the same borrower under a single credit agreement (each loan, a tranche), and each tranche may have different terms and associated risks. A bank or other financial institution typically acts as the agent and administers a bank loan in accordance with the associated credit agreement. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may buy and sell bank loans in the form of either loan assignments or loan participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer. Although loan assignments continue to be administered by the agent, the buyer acquires direct rights against the borrower. In many cases, a loan assignment requires the consent of both the borrower and the agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments that the seller is entitled to receive from the borrower; however, the seller continues to hold legal title to the loan. As a result, with loan participations, the buyer generally has no right to enforce compliance with terms of the credit agreement against the borrower, and the buyer is subject to the credit risk of both the borrower and the seller. Bank loans often have extended settlement periods, during which the fund is subject to nonperformance by the counterparty.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2016 (Unaudited)

SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts and premiums are accreted and amortized using the effective interest method. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes. Expenses directly attributable to a Fund are directly charged. Common expenses of the Funds are allocated using methods approved by the Board of Directors, generally based on average net assets. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds of the FOFs.

DIVIDENDS TO SHAREHOLDERS — Except for the Money Market Fund, all or a portion of each Fund’s undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2015 were deemed distributed as consent dividends to each respective Fund’s shareholders in place of regular distributions. As consent dividends, shareholders of each Fund agree to treat their share of undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2015, respectively, as dividend income and net capital gains for tax purposes. In the case of the Money Market Fund, dividends paid from undistributed net investment income and accumulated net realized gain on investments are declared daily and paid monthly.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with accounting principles generally accepted in the United States. To the extent that these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains may involve short-term capital gains, which are included as ordinary income for tax purposes.

The character of distributions received from Real Estate Investment Trusts (“REITs”) held by a Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Funds to estimate the character of distributions received from the underlying REITs based on historical data provided by the REITs. As of year-end, differences between the estimated and actual amounts are reflected in a Fund’s records.

3 — INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

Investment Advisory Services

Effective July 1, 2016, Penn Mutual Asset Management, LLC., the investment adviser to each series of Penn Series, converted its form of business organization from a Pennsylvania corporation to a Pennsylvania limited liability company and changed its name to Penn Mutual Asset Management, LLC. With the exception of the Money Market, Limited Maturity, Quality Bond, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds, PMAM has entered into sub-advisory agreements to provide investment management services to each of the Funds.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2016 (Unaudited)

Each of the Funds pay PMAM, on a monthly basis, an advisory fee based on the average daily net assets of the Fund, at the following rates pursuant to the investment advisory agreements:

Fund	Sub-Adviser	Investment Advisory Fees (As a Percentage of the Average Daily Net Assets of the Fund)
Money Market Fund	None	0.33% of the first $200,000,000; 0.31% of the next $150,000,000; 0.29% of the next $150,000,000; 0.27% over $500,000,000.
Limited Maturity Bond Fund	None	0.46% of the first $200,000,000; 0.44% of the next $150,000,000; 0.42% of the next $150,000,000; 0.40% over $500,000,000.
Quality Bond Fund	None	0.46% of the first $200,000,000; 0.44% of the next $150,000,000; 0.42% of the next $150,000,000; 0.40% over $500,000,000.
High Yield Bond Fund	T. Rowe Price Associates, Inc	0.56% of the first $250,000,000; 0.53% over $250,000,000.
Flexibly Managed Fund	T. Rowe Price Associates, Inc	0.72% of the first $500,000,000; 0.70% of the next $2,000,000,000; 0.68% of the next $1,500,000,000; 0.65% of the next $1,000,000,000; 0.62% over $5,000,000,000.
Balanced Fund	None	None
Large Growth Stock Fund	T. Rowe Price Associates, Inc	0.72% of the first $250,000,000; 0.68% of the next $250,000,000; 0.65% over $500,000,000.
Large Cap Growth Fund	Massachusetts Financial Services Company	0.55%
Large Core Growth Fund	Wells Capital Management, Inc.	0.60%
Large Cap Value Fund	Loomis, Sayles & Company, LP	0.67% of the first $150,000,000; 0.65% over $150,000,000.
Large Core Value Fund	Eaton Vance Management	0.67% of the first $150,000,000; 0.65% of the next $250,000,000; 0.60% over $400,000,000.
Index 500 Fund	SSgA Fund Management, Inc.	0.14% of the first $150,000,000; 0.13% of the next $150,000,000; 0.12% over $300,000,000.
Mid Cap Growth Fund	Ivy Investment Management Company	0.70%
Mid Cap Value Fund	Neuberger Berman Management, Inc.	0.55% of the first $250,000,000; 0.525% of the next $250,000,000; 0.50% of the next $250,000,000; 0.475% of the next $250,000,000; 0.45% of the next $500,000,000; 0.425% over $1,500,000,000.
Mid Core Value Fund	American Century Investment Management, Inc.	0.72%
SMID Cap Growth Fund	Wells Capital Management, Inc.	0.75%
SMID Cap Value Fund	Alliance Bernstein, LP	0.95%

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2016 (Unaudited)

Fund	Sub-Adviser	Investment Advisory Fees (As a Percentage of the Average Daily Net Assets of the Fund)
Small Cap Growth Fund	Janus Capital Management LLC	0.80% of the first $25,000,000; 0.75% of the next $25,000,000; 0.70% over $50,000,000.
Small Cap Value Fund	Goldman Sachs Asset Management, LP	0.75% of the first $50,000,000; 0.725% of the next $50,000,000; 0.70% over $100,000,000.
Small Cap Index Fund	SSgA Fund Management, Inc.	0.30%
Developed International Index Fund	SSgA Fund Management, Inc.	0.30%
International Equity Fund	Vontobel Asset Management, Inc.	0.86% of the first $227,000,000; 0.84% of the next $227,000,000; 0.82% over $454,000,000.
Emerging Markets Equity Fund	Morgan Stanley Investment Management, Inc.	1.18% of the first $2,500,000,000; 1.00% over $2,500,000,000.
Real Estate Securities Fund	Cohen & Steers Capital Management, Inc.	0.70%
Aggressive Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Moderately Aggressive Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Moderate Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Moderately Conservative Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Conservative Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.

For providing investment management services to the Funds, PMAM pays each sub-adviser, on a monthly basis, a sub-advisory fee.

Administrative and Corporate, Co-Administrative and Shareholder Services

Effective January 1, 2016, Penn Series entered into new and revised service provider arrangements with PMAM and Penn Mutual. Each of the Funds pays Penn Mutual, on a quarterly basis, 0.01% of the Fund’s average daily net assets under a revised administrative and corporate services agreement and 0.09% under a new shareholder servicing agreement. Each of the Funds pays PMAM, on a quarterly basis, 0.02% of the Fund’s average daily assets under a new co-administrative agreement.

Accounting Services

Under an accounting services agreement, BNY Mellon Investment Servicing (US), Inc. (“BNY Mellon”) serves as accounting agent for Penn Series. Each of the Funds, except the FOFs, International Equity Fund, Emerging Markets Equity

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2016 (Unaudited)

Fund and Developed International Index Fund, pays BNY Mellon, on a monthly basis, an annual fee based on the average daily net assets of the Fund equal to 0.070% for the first $100 million, 0.050% for the next $200 million, 0.030% for the next $300 million and 0.020% thereafter. With the exception of the FOFs, International Equity Fund, Emerging Markets Equity Fund, Developed International Index Fund and Money Market Fund, the minimum annual fee each Fund must pay is $27,500. The annual accounting fee for each of the FoFs shall be an asset based fee of 0.01% of FOF’s average assets, exclusive of out-of-pocket expenses. Each FOF’s minimum annual fee is $12,000. The minimum annual fee is $48,000 for each of the International Equity Fund, Emerging Markets Equity Fund and Developed International Index Fund. The Money Market Fund pays no minimum annual fee. Each of the International Equity, Emerging Markets Equity and Developed International Index Funds pay BNY Mellon 0.080% for the first $100 million, 0.060% for the next $300 million, 0.040% for the next $200 million, and 0.030% thereafter. Effective January 1, 2016, each of the Funds pays BNY Mellon approximately 0.01% of the Fund’s average daily net assets for additional services under a new fund administration and accounting agreement.

Transfer Agent Services

Under a transfer agency agreement, BNY Mellon serves as transfer agent for Penn Series.

Custodial Services

The Bank of New York Mellon, Inc., serves as custodian for Penn Series. In addition to transaction charges and out-of-pocket expenses, each of the Funds pay The Bank of New York Mellon, Inc., on a monthly basis, an annual custody fee of 0.007% for U.S. securities. The Bank of New York Mellon, Inc. serves as foreign custodian for Penn Series. There is a separate custody fee schedule for foreign securities.

Expenses and Limitations Thereon

Each Fund bears all expenses of its operations other than those incurred by PMAM and its sub-adviser under its respective investment advisory agreement and those incurred by Penn Mutual under its administrative and corporate services agreement. PMAM and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund’s total expense ratio (excluding nonrecurring account fees, fees on portfolio transactions, such as exchange fees, dividends and interest on securities sold short, Acquired Fund Fees and Expenses, service fees, interest, taxes, brokerage commissions, other capitalized expenses and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of a Fund’s business, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund. The expense limitations for the Funds are as follows:

Fund	Expense Limitation	Fund	Expense Limitation
Money Market	0.64%	SMID Cap Growth	1.07%
Limited Maturity Bond	0.74%	SMID Cap Value	1.26%
Quality Bond	0.73%	Small Cap Growth	1.13%
High Yield Bond	0.92%	Small Cap Value	1.02%
Flexibly Managed	0.94%	Small Cap Index	0.74%
Balanced	0.79%	Developed International Index	0.94%
Large Growth Stock	1.02%	International Equity	1.20%
Large Cap Growth	0.89%	Emerging Markets Equity	1.78%
Large Core Growth	0.90%	Real Estate Securities	1.02%
Large Cap Value	0.96%	Aggressive Allocation*	0.40%
Large Core Value	0.96%	Moderately Aggressive Allocation*	0.34%
Index 500	0.42%	Moderate Allocation*	0.34%
Mid Cap Growth	1.00%	Moderately Conservative Allocation*	0.35%
Mid Cap Value	0.83%	Conservative Allocation*	0.38%
Mid Core Value	1.11%

* For FoFs, with the exception of the Balanced Fund, the operating expense limit applies only at the Fund level and does not limit the fees indirectly incurred by the FOFs through their investments in the Underlying Funds.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2016 (Unaudited)

Effective September 10, 2009, Penn Series, on behalf of its Money Market Fund, PMAM, and Penn Mutual, entered into an agreement whereby PMAM and Penn Mutual may temporarily and voluntarily waive fees and/or reimburse expenses in excess of their current fee waiver and expense reimbursement commitments in an effort to maintain a minimum net distribution yield for the Money Market Fund. Under the agreement, PMAM and Penn Mutual may, subject to certain minimum yield criteria, as well as a prospective three-year reimbursement period, recapture from the Money Market Fund any fees or expenses waived and/or reimbursed under this arrangement. These reimbursement payments by the Fund to PMAM and/or Penn Mutual are considered “extraordinary expenses” and are not subject to any net operating expense limitations in effect at the time of such payment. This recapture could negatively affect the Fund’s future yield.

If, at the end of each month, there is no liability of PMAM and Penn Mutual to pay the Funds such excess amount, and if payments of the advisory fee or administrative and corporate services fee at the end of prior months during the preceding three fiscal years have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction is eligible to be recaptured by PMAM and Penn Mutual and, if recaptured, would become payable by the Funds to PMAM and Penn Mutual along with the advisory fee or administrative and corporate services fee for that month, as applicable. Penn Mutual and/or PMAM’s election not to recapture the amount of any reduction and reimbursement to which it is entitled in no way impairs the rights of Penn Mutual and/or PMAM to subsequently recapture such amount, provided that such amount remains eligible for recapture and would not cause the Fund to exceed its expense limit for that fee payment period.

As of June 30, 2016, the following Funds had waived and/or reimbursed administrative and corporate services fees that are subject to potential recapture by Penn Mutual through the periods stated below. If not recaptured, the waiver and/or reimbursed administrative and corporate services fees will expire according to the table below:

	December 31, 2016	December 31, 2017	December 31, 2018	December 31, 2019
Money Market Fund	$176,621	$220,934	$75,300	—
Balanced Fund	20,510	7,278	—	—
Large Cap Growth Fund	—	—	531	$2,353

During the six months ended June 30, 2016, previously waived administrative fees were recaptured by Penn Mutual. The recaptured fees are shown as Recaptured administrative fees on the statement of operations and are as follows:

Large Cap Growth Fund	$1,072

As of June 30, 2016, the following Funds had waived and/or reimbursed advisory fees that are subject to potential recapture by PMAM through the periods stated below. If not recaptured, the waived and/or reimbursed advisory fees will expire according to the table below:

	December 31, 2016	December 31, 2017	December 31, 2018	December 31, 2019
Money Market Fund	$247,479	$388,671	$372,994	$104,166
SMID Cap Growth Fund	10,433	3,212	—	—
SMID Cap Value Fund	61,894	22,348	—	—
Small Cap Index Fund	85,442	31,741	—	—
Developed International Index Fund	329,477	72,559	—	—
Aggressive Allocation Fund	631	179	—	—

During the six months ended June 30, 2016, previously waived advisory fees were recaptured by PMAM. The recaptured fees are shown as Recaptured advisory fees on the statement of operations and are as follows:

Mid Cap Growth Fund	$1,656
SMID Cap Growth	1,081
Aggressive Allocation Fund	1,730
Conservative Allocation Fund	119

Total fees of $190,500 were paid to Directors of Penn Series, who are not interested persons of Penn Series, for the six months ended June 30, 2016. Director’s who are also employees of PMAM or its affiliates and officers of the Company receive no compensation from the Company for their services.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2016 (Unaudited)

4 — RELATED PARTY TRANSACTIONS

Certain benefit plans of Penn Mutual own annuity contracts that are invested in the Penn Series Funds. The benefit plan assets that are invested in the Penn Series Funds at June 30, 2016 are as follows:

Money Market Fund	$5,781,444
Limited Maturity Bond Fund	32,492,285
Quality Bond Fund	36,136,741
Large Growth Stock Fund	19,266,806
Large Core Value Fund	24,468,981
Index 500 Fund	20,010,139
SMID Cap Growth Fund	3,819,172
SMID Cap Value Fund	4,094,583
Small Cap Index Fund	3,293,049
Developed International Index Fund	2,630,694
International Equity Fund	6,955,631

Certain Funds affect trades for security purchase and sale transactions through brokers that are affiliates of the Adviser or the sub-advisers. Commissions paid on those trades from the Funds for the six months ended June 30, 2016 were as follows:

Large Growth Stock Fund	$16
Large Core Growth Fund	55
Small Cap Value Fund	12,196
Emerging Markets Equity Fund	767

The Funds may purchase securities from or sell to other funds that have a common adviser. These interfund transactions are primarily used for transactional cost purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940.

A summary of the FoF’s total long-term and short-term purchases and sales of the shares of the underlying Funds during the period ended June 30, 2016 is as follows:

Balanced Fund	Total Value at 12/31/15	Total Value at 06/30/16	Purchases	Sales Proceeds	Dividend Income	Net Realized Gain/(Loss)
Penn Series Quality Bond Fund	$30,492,870	$30,422,228	$450,731	$2,109,771	$—	$469,570
Penn Series Index 500 Fund	45,739,306	45,633,342	1,000,396	2,678,206	—	1,668,661

	$76,232,176	$76,055,570	$1,451,127	$4,787,977	$—	$2,138,232

Aggressive Allocation Fund	Total Value at 12/31/15	Total Value at 06/30/16	Purchases	Sales Proceeds	Dividend Income	Net Realized Gain/(Loss)
Penn Series Quality Bond Fund	$1,216,144	$1,215,672	$1,128,336	$69,615	$—	$18,062
Penn Series Flexibly Managed Fund	2,432,289	2,431,344	1,852,773	103,719	—	65,283
Penn Series Large Growth Stock Fund	2,432,289	2,431,344	1,374,540	44,658	—	72,298
Penn Series Large Cap Growth Fund	1,216,144	1,215,672	1,066,179	67,532	—	20,892
Penn Series Large Cap Value Fund	6,080,722	6,078,360	3,809,586	148,066	—	207,346

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2016 (Unaudited)

Aggressive Allocation Fund (continued)	Total Value at 12/31/15	Total Value at 06/30/16	Purchases	Sales Proceeds	Dividend Income	Net Realized Gain/(Loss)
Penn Series Large Core Value Fund	$4,864,577	$4,862,688	$3,514,567	$100,663	$—	$133,248
Penn Series Index 500 Fund	3,040,361	3,039,180	1,298,771	65,109	—	99,600
Penn Series Mid Cap Growth Fund	1,216,144	1,215,672	1,049,729	39,345	—	26,901
Penn Series Mid Cap Value Fund	3,648,433	3,647,016	2,829,334	106,497	—	192,637
Penn Series Mid Core Value Fund	3,648,433	3,647,016	2,778,146	174,553	—	264,538
Penn Series SMID Cap Growth Fund	1,824,217	1,215,672	1,230,922	322,037	—	424,421
Penn Series SMID Cap Value Fund	3,040,361	3,039,180	1,770,613	82,374	—	167,631
Penn Series Small Cap Growth Fund	1,824,217	1,823,508	1,489,637	43,658	—	67,272
Penn Series Small Cap Value Fund	2,432,289	2,431,344	1,450,521	61,290	—	114,721
Penn Series Small Cap Index Fund	608,072	607,836	296,387	15,047	—	22,810
Penn Series Developed International Index Fund	4,864,577	5,470,524	3,837,491	140,419	—	93,590
Penn Series International Equity Fund	8,513,011	8,509,704	6,358,068	208,929	—	200,415
Penn Series Emerging Markets Equity Fund	5,472,650	5,470,524	5,737,017	420,159	—	28,612
Penn Series Real Estate Securities Fund	2,432,289	2,431,344	1,410,841	76,683	—	191,127

	$60,807,219	$60,783,600	$44,283,458	$2,290,353	$—	$2,411,404

Moderately Aggressive Allocation Fund	Total Value at 12/31/15	Total Value at 06/30/16	Purchases	Sales Proceeds	Dividend Income	Net Realized Gain/(Loss)
Penn Series Limited Maturity Bond Fund	$7,135,107	$7,023,796	$6,773,491	$397,794	$—	$44,909
Penn Series Quality Bond Fund	23,783,691	23,412,654	21,838,436	1,561,408	—	412,592
Penn Series High Yield Fund	7,135,107	7,023,796	6,194,410	371,108	—	383,099
Penn Series Flexibly Managed Fund	14,270,215	14,047,593	10,579,929	699,264	—	450,791
Penn Series Large Growth Stock Fund	7,135,107	7,023,796	4,236,704	197,394	—	245,310
Penn Series Large Cap Growth Fund	4,756,738	4,682,531	3,690,315	303,318	—	98,614
Penn Series Large Cap Value Fund	19,026,953	18,730,124	10,685,226	538,495	—	832,355
Penn Series Large Core Value Fund	19,026,953	18,730,124	13,529,009	541,092	—	639,451
Penn Series Index 500 Fund	9,513,476	9,365,062	3,945,498	202,617	—	417,946
Penn Series Mid Cap Growth Fund	4,756,738	4,682,531	3,851,324	170,488	—	152,867

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2016 (Unaudited)

Moderately Aggressive Allocation Fund (continued)	Total Value at 12/31/15	Total Value at 06/30/16	Purchases	Sales Proceeds	Dividend Income	Net Realized Gain/(Loss)
Penn Series Mid Cap Value Fund	$11,891,846	$11,706,327	$7,734,516	$341,963	$—	$772,294
Penn Series Mid Core Value Fund	11,891,845	11,706,327	7,948,042	547,019	—	1,015,974
Penn Series SMID Cap Growth Fund	4,756,738	2,341,265	3,807,337	1,603,303	—	1,162,792
Penn Series SMID Cap Value Fund	9,513,476	9,365,062	6,024,719	272,755	—	620,594
Penn Series Small Cap Growth Fund	4,756,738	4,682,531	3,480,506	127,888	—	225,004
Penn Series Small Cap Value Fund	7,135,107	7,023,796	3,497,579	202,062	—	409,481
Penn Series Small Cap Index Fund	4,756,738	4,682,531	2,368,589	139,133	—	220,782
Penn Series Developed International Index Fund	16,648,584	18,730,124	12,617,528	560,482	—	472,642
Penn Series International Equity Fund	28,540,429	28,095,185	19,917,587	828,480	—	942,333
Penn Series Emerging Markets Equity Fund	14,270,214	14,047,593	14,932,329	1,074,786	—	262,469
Penn Series Real Estate Securities Fund	7,135,107	7,023,796	3,617,280	206,290	—	647,688

	$237,836,907	$234,126,544	$171,270,354	$10,887,139	$—	$10,429,987

Moderate Allocation Fund	Total Value at 12/31/15	Total Value at 06/30/16	Purchases	Sales Proceeds	Dividend Income	Net Realized Gain/(Loss)
Penn Series Money Market Fund	$3,407,652	$3,281,623	$3,407,652	$199,422	$—	$—
Penn Series Limited Maturity Bond Fund	20,445,739	16,786,865	19,413,093	3,891,506	—	394,442
Penn Series Quality Bond Fund	85,190,580	87,291,698	77,010,348	4,890,910	—	1,392,525
Penn Series High Yield Fund	13,630,493	13,429,492	10,270,678	637,301	—	694,458
Penn Series Flexibly Managed Fund	23,853,363	23,501,611	15,101,619	728,403	—	1,006,317
Penn Series Large Growth Stock Fund	6,815,247	6,714,746	2,707,747	153,840	—	248,353
Penn Series Large Cap Growth Fund	3,407,623	3,357,373	2,626,420	201,769	—	62,441
Penn Series Large Cap Value Fund	20,445,739	20,144,238	11,570,257	594,352	—	791,685
Penn Series Large Core Value Fund	20,445,739	20,144,237	14,775,473	518,912	—	687,663
Penn Series Index 500 Fund	10,222,870	10,072,119	4,664,947	242,177	—	361,110
Penn Series Mid Cap Growth Fund	6,815,246	6,714,746	5,061,361	166,443	—	268,019
Penn Series Mid Cap Value Fund	10,222,870	10,072,119	7,322,933	598,288	—	283,651

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2016 (Unaudited)

Moderate Allocation Fund (continued)	Total Value at 12/31/15	Total Value at 06/30/16	Purchases	Sales Proceeds	Dividend Income	Net Realized Gain/(Loss)
Penn Series Mid Core Value Fund	$17,038,116	$16,786,865	$12,912,450	$739,297	$—	$1,356,883
Penn Series SMID Cap Growth Fund	3,407,623	3,357,373	3,604,100	153,089	—	136,509
Penn Series SMID Cap Value Fund	6,815,246	6,714,746	3,705,299	279,827	—	308,611
Penn Series Small Cap Growth Fund	3,407,623	3,357,373	1,899,215	88,760	—	149,611
Penn Series Small Cap Value Fund	10,222,870	10,072,119	6,526,590	284,248	—	549,043
Penn Series Small Cap Index Fund	6,815,246	6,714,746	3,513,531	197,414	—	289,354
Penn Series Developed International Index Fund	17,038,116	16,786,865	12,903,165	565,033	—	440,446
Penn Series International Equity Fund	30,668,609	30,216,356	20,055,805	861,989	—	947,874
Penn Series Emerging Markets Equity Fund	13,630,493	13,429,492	13,468,547	787,814	—	388,762
Penn Series Real Estate Securities Fund	6,815,247	6,714,746	3,092,974	192,725	—	568,008

	$340,762,350	$335,661,548	$255,614,204	$16,973,519	$—	$11,325,765

Moderately Conservative Allocation Fund	Total Value at 12/31/15	Total Value at 06/30/16	Purchases	Sales Proceeds	Dividend Income	Net Realized Gain/(Loss)
Penn Series Money Market Fund	$1,013,492	$977,939	$1,013,492	$88,851	$—	$—
Penn Series Limited Maturity Bond Fund	15,202,256	14,005,762	14,376,184	1,922,783	—	211,926
Penn Series Quality Bond Fund	34,458,447	35,014,406	30,196,539	2,595,659	—	824,772
Penn Series High Yield Fund	6,080,903	6,002,470	4,198,029	367,568	—	380,672
Penn Series Flexibly Managed Fund	8,107,870	8,003,293	4,883,507	297,165	—	496,878
Penn Series Large Growth Stock Fund	1,013,484	1,000,412	379,806	34,491	—	54,447
Penn Series Large Cap Growth Fund	1,013,484	1,000,412	784,000	80,498	—	23,037
Penn Series Large Cap Value Fund	5,067,419	5,002,058	3,054,844	200,607	—	289,118
Penn Series Large Core Value Fund	5,067,419	5,002,058	3,923,639	184,426	—	260,263
Penn Series Index 500 Fund	2,026,967	2,000,823	768,360	63,279	—	115,070
Penn Series Mid Cap Value Fund	2,026,967	2,000,823	1,457,499	155,493	—	68,240
Penn Series Mid Core Value Fund	3,040,451	3,001,235	1,951,174	155,745	—	292,996
Penn Series SMID Cap Value Fund	1,013,481	1,000,412	450,140	40,688	—	71,383

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2016 (Unaudited)

Moderately Conservative Allocation Fund (continued)	Total Value at 12/31/15	Total Value at 06/30/16	Purchases	Sales Proceeds	Dividend Income	Net Realized Gain/(Loss)
Penn Series Small Cap Value Fund	$2,026,967	$2,000,823	$2,044,973	$242,701	$—	$(18,946)
Penn Series Small Cap Index Fund	1,013,484	1,000,412	444,558	40,860	—	60,834
Penn Series Developed International Index Fund	3,040,451	3,001,235	2,235,107	159,256	—	107,559
Penn Series International Equity Fund	6,080,902	6,002,470	3,972,239	264,143	—	269,484
Penn Series Emerging Markets Equity Fund	2,026,968	2,000,823	2,138,232	258,236	—	(34,102)
Penn Series Real Estate Securities Fund	2,026,967	2,000,823	1,163,346	146,233	—	130,569

	$101,348,379	$100,018,689	$79,435,668	$7,298,682	$—	$3,604,200

Conservative Allocation Fund	Total Value at 12/31/15	Total Value at 06/30/16	Purchases	Sales Proceeds	Dividend Income	Net Realized Gain/(Loss)
Penn Series Money Market Fund	$3,014,197	$2,922,615	$3,014,197	$348,569	$—	$—
Penn Series Limited Maturity Bond Fund	12,659,521	11,971,963	11,952,294	1,718,949	—	189,004
Penn Series Quality Bond Fund	26,524,710	26,936,918	22,711,261	2,500,281	—	821,342
Penn Series High Yield Fund	4,219,840	4,190,187	2,700,670	308,066	—	333,115
Penn Series Flexibly Managed Fund	4,822,674	5,387,384	2,689,664	203,327	—	363,312
Penn Series Large Cap Value Fund	1,808,503	1,795,795	1,581,282	188,745	—	40,059
Penn Series Large Core Value Fund	2,411,337	2,394,393	2,108,725	108,906	—	169,951
Penn Series Index 500 Fund	602,834	598,598	235,315	24,658	—	46,258
Penn Series Mid Core Value Fund	1,205,669	1,197,196	941,473	106,033	—	109,502
Penn Series Developed International Index Fund	1,205,669	1,197,196	1,050,191	105,377	—	34,051
Penn Series International Equity Fund	1,808,503	1,795,795	1,289,163	98,353	—	110,788

	$60,283,457	$60,388,040	$50,274,235	$5,711,264	$—	$2,217,382

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2016 (Unaudited)

5 — PURCHASES AND SALES OF SECURITIES

During the six months ended June 30, 2016, the Funds made the following purchases and sales of portfolio securities, other than short-term securities:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Limited Maturity Bond Fund	$13,959,351	$15,864,743	$66,286,178	$79,384,732
Quality Bond Fund	96,464,747	101,813,803	135,283,500	154,279,147
High Yield Bond Fund	5,268,969	5,290,247	67,804,853	74,859,984
Flexibly Managed Fund	—	—	855,509,422	841,581,580
Balanced Fund	—	—	1,451,127	4,787,977
Large Growth Stock Fund	—	—	53,167,209	76,061,057
Large Cap Growth Fund	—	—	5,189,295	7,860,740
Large Core Growth Fund	—	—	38,610,731	45,572,842
Large Cap Value Fund	—	—	14,377,918	19,651,240
Large Core Value Fund	—	—	80,270,026	91,589,204
Index 500 Fund	—	—	7,578,027	22,859,239
Mid Cap Growth Fund	—	—	15,094,932	23,918,697
Mid Cap Value Fund	—	—	22,459,267	36,195,763
Mid Core Value Fund	—	—	31,805,856	38,466,358
SMID Cap Growth Fund	—	—	18,236,295	23,637,404
SMID Cap Value Fund	—	—	22,484,951	22,265,597
Small Cap Growth Fund	—	—	4,874,235	11,294,376
Small Cap Value Fund	—	—	55,935,086	70,515,158
Small Cap Index Fund	—	—	8,014,345	8,257,698
Developed International Index Fund	—	—	2,297,149	2,253,694
International Equity Fund	—	—	49,059,900	80,758,560
Emerging Markets Equity Fund	—	—	31,617,574	31,266,705
Real Estate Securities Fund	—	—	53,228,785	56,838,175
Aggressive Allocation Fund	—	—	2,955,193	4,701,756
Moderately Aggressive Allocation Fund	—	—	10,203,444	21,317,125
Moderate Allocation Fund	—	—	11,125,356	28,099,860
Moderately Conservative Allocation Fund	—	—	5,683,482	10,814,028
Conservative Allocation Fund	—	—	5,419,166	7,580,077

6 — FEDERAL INCOME TAXES

Each Fund has qualified and intends to continue to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code for federal income tax purposes. As such, each Fund is required to distribute all investment company taxable income and net capital gains, if any, to its shareholders in order to avoid the imposition of entity-level federal, state, and local income taxes as well as an entity-level excise tax. Except for the Money Market Fund, to the extent any Fund had undistributed investment company taxable income and net capital gains at December 31, 2015, such undistributed investment company taxable income and net capital gains were deemed distributed as consent dividends in place of regular distributions. Accordingly, no provision has been made for federal, state, or local income and excise taxes.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law. The Act amended several tax rules impacting the Funds. Some highlights of the enacted provisions are as follows:

The Act allows for capital losses occurring in the taxable years beginning after December 22, 2010 (“post-enactment losses”) to be carried forward indefinitely. However, the Act requires any future gains to be first offset by post-enactment losses before using capital losses incurred in the taxable years beginning prior to the effective date of the Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment loss carryforwards have an increased likelihood to expire unused. Furthermore, post-enactment losses will retain their character as either long-term capital losses or short-term capital losses rather than being considered all short-term capital losses as under previous law.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2016 (Unaudited)

The Act provides that a RIC may elect for any taxable year to treat any portion of any qualified late-year loss for such taxable year as arising on the first day of the following taxable year. The term “qualified late-year loss” means any post-October capital loss and any late-year ordinary loss.

The Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests.

Reclassification of Capital Accounts:

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain or net investment income, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2015, primarily attributable to consent dividends, reclass of capital gains tax income recognized from pass-through entities, the disallowance of net operating losses, the tax treatment of Passive Foreign Investment Companies, the redesignation of dividend distributions, the reclassification of net foreign currency exchange gains or losses and the reclassification of paydown losses were reclassed between the following accounts:

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains	Increase (Decrease) Paid-in Capital
Limited Maturity Bond	$(2,343,752)	$(569,803)	$2,913,555
Quality Bond Fund	(13,607,990)	(10,955,844)	24,563,834
High Yield Bond Fund	(10,964,355)	(878,211)	11,842,566
Flexibly Managed Fund	(35,213,788)	(298,595,307)	333,809,095
Balanced Fund	170,857	(3,201,498)	3,030,641
Large Growth Stock Fund	903,525	(32,479,610)	31,576,085
Large Cap Growth Fund	(201,719)	(5,035,581)	5,237,300
Large Core Growth Fund	243,051	(10,422,157)	10,179,106
Large Cap Value Fund	(2,607,630)	(10,201,067)	12,808,697
Large Core Value Fund	(2,942,370)	(18,600,355)	21,542,725
Index 500 Fund	(7,345,117)	(7,396,578)	14,741,695
Mid Cap Growth Fund	36,713	(6,035,586)	5,998,873
Mid Cap Value Fund	(1,537,384)	(28,952,832)	30,490,216
Mid Core Value Fund	(933,784)	(7,930,300)	8,864,084
SMID Cap Growth Fund	427,475	(4,832,551)	4,405,076
SMID Cap Value Fund	16,640	(5,307,397)	5,290,757
Small Cap Growth Fund	471,098	(8,576,331)	8,105,233
Small Cap Value Fund	(1,478,773)	(13,868,118)	15,346,891
Small Cap Index Fund	(462,337)	(3,589,917)	4,052,254
Developed International Index Fund	(2,163,776)	41,291	2,122,485
International Equity Fund	(4,625,165)	(517,478)	5,142,643
Emerging Markets Equity Fund	(347,030)	(80,801)	427,831
Real Estate Securities Fund	(1,962,589)	(13,407,348)	15,369,937
Aggressive Allocation Fund	219,440	(4,836,094)	4,616,654
Moderately Aggressive Allocation Fund	803,621	(16,990,837)	16,187,216
Moderate Allocation Fund	1,138,722	(20,357,981)	19,219,259
Moderalely Conservative Allocation Fund	352,296	(5,316,442)	4,964,146
Conservative Allocation Fund	214,379	(2,896,979)	2,682,600

These reclassifications had no effect on net assets or net asset value per share.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2016 (Unaudited)

Tax character of distributions:

The tax character of dividends and distributions declared and paid or deemed distributed during the years ended December 31, 2015 and 2014 were as follows:

	Ordinary Income and Short-Term Capital Gains		Long-Term Capital Gains		Total
	2015	2014	2015	2014	2015	2014
Money Market Fund	$11,728	$13,590	$—	$—	$11,728	$13,590
Limited Maturity Bond Fund	2,913,555	1,732,444	—	519,805	2,913,555	2,252,249
Quality Bond Fund	18,851,832	13,678,658	5,712,002	6,445,953	24,563,834	20,124,611
High Yield Bond Fund	11,842,565	12,356,614	—	598,520	11,842,565	12,955,134
Flexibly Managed Fund	83,145,583	117,363,812	250,663,512	253,958,645	333,809,095	371,322,457
Balanced Fund	1,736,535	1,447,124	4,308,714	2,025,883	6,045,249	3,473,007
Large Growth Stock Fund	—	1,456,751	32,483,632	35,677,081	32,483,632	37,133,832
Large Cap Growth Fund	215,596	1,359,763	5,021,704	1,871,834	5,237,300	3,231,597
Large Core Growth Fund	—	446,222	10,422,157	16,678,687	10,422,157	17,124,909
Large Cap Value Fund	2,607,630	7,987,988	10,201,067	8,122,500	12,808,697	16,110,488
Large Core Value Fund	5,810,205	2,444,387	15,732,524	30,222,954	21,542,729	32,667,341
Index 500 Fund	7,365,475	6,829,576	7,376,220	—	14,741,695	6,829,576
Mid Cap Growth Fund	3,579,096	7,378,374	2,419,772	21,812,142	5,998,868	29,190,516
Mid Cap Value Fund	3,582,629	3,225,211	26,907,782	14,313,536	30,490,411	17,538,747
Mid Core Value Fund	3,527,900	5,488,235	5,336,338	3,579,477	8,864,238	9,067,712
SMID Cap Growth Fund	—	—	4,762,153	7,095,131	4,762,153	7,095,131
SMID Cap Value Fund	110,136	1,251,210	5,180,621	6,958,220	5,290,757	8,209,430
Small Cap Growth Fund	213,113	2,658,817	7,892,122	2,483,401	8,105,235	5,142,218
Small Cap Value Fund	1,957,827	6,601,797	13,389,064	20,979,162	15,346,891	27,580,959
Small Cap Index Fund	733,578	872,014	3,318,676	3,192,013	4,052,254	4,064,027
Developed International Index Fund	2,122,485	3,193,128	—	—	2,122,485	3,193,128
International Equity Fund	5,142,643	9,095,358	—	—	5,142,643	9,095,358
Emerging Markets Equity Fund	427,831	473,407	—	—	427,831	473,407
Real Estate Securities Fund	4,122,694	3,376,987	11,247,243	8,332,542	15,369,937	11,709,529
Aggressive Allocation Fund	886,647	1,468,137	7,798,589	4,096,219	8,685,236	5,564,356
Moderately Aggressive Allocation Fund	4,394,203	6,147,670	27,334,592	13,387,233	31,728,795	19,534,903
Moderate Allocation Fund	7,572,549	8,627,023	31,886,947	18,454,127	39,459,496	27,081,150
Moderately Conservative Allocation Fund	2,399,500	2,549,865	8,096,434	5,487,908	10,495,934	8,037,773
Conservative Allocation Fund	1,542,898	1,419,532	3,883,603	1,835,238	5,426,501	3,254,770

Short-term gain distributions to shareholders are treated as ordinary income for tax purposes.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2016 (Unaudited)

Capital loss carryforwards:

At December 31, 2015, the following Funds had capital loss carryforwards (pre-enactment losses) available to offset future realized capital gains through the indicated expiration dates:

	Expires on December 31,
	2017	2018	Total
International Equity Fund	—	$5,284,998	$5,284,998
Emerging Markets Equity Fund	$4,867,907	—	4,867,907

At December 31, 2015, the following Funds had capital loss carryforwards (post-enactment losses) available to offset future realized capital gains:

	Short-Term Capital Loss	Long-Term Capital Loss
High Yield Bond Fund	$4,636,015	$1,271,754
Developed International Index Fund	172,355	2,631,345
International Equity Fund	1,942,102	—
Emerging Markets Equity Fund	4,872,058	2,999,643

During the year ended December 31, 2015, the following Fund utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes in the following approximate amounts:

Index 500 Fund	$2,434,673

Qualified Late-Year Losses:

The following Funds elected to treat the qualified late-year losses as having occurred on January 1, 2016:

	Late-Year Ordinary Losses	Late-Year Capital Losses
Limited Maturity Bond Fund	—	$467,149
High Yield Bond Fund	—	2,008,812
Mid Cap Growth Fund	$312	—
Mid Cap Value Fund	—	2,641,763
SMID Cap Growth Fund	—	583,236
SMID Cap Value Fund	—	74,488
Developed International Index Fund	25,856	66,729
International Equity Fund	168,175	—
Emerging Markets Equity Fund	—	118,627

Tax cost of securities:

At June 30, 2016, the total cost of securities and net realized gains or losses on securities sold for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund at June 30, 2016 were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Money Market Fund	$116,132,262	—	—	—
Limited Maturity Bond Fund	179,005,535	$700,652	$(695,692)	$4,960
Quality Bond Fund	540,715,792	15,566,826	(3,815,314)	11,751,512
High Yield Bond Fund	174,604,755	4,286,831	(6,522,695)	(2,235,864)
Flexibly Managed Fund	3,024,278,717	415,674,294	(49,101,296)	366,572,998

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2016 (Unaudited)

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Balanced Fund	$48,659,689	$31,245,076	$(3,404,471)	$27,480,605
Large Growth Stock Fund	203,468,437	60,839,478	(9,963,208)	50,876,270
Large Cap Growth Fund	36,949,572	7,065,164	(1,589,703)	5,475,461
Large Core Growth Fund	87,221,918	18,848,774	(1,176,583)	17,672,191
Large Cap Value Fund	174,601,929	34,302,901	(8,725,252)	25,577,649
Large Core Value Fund	181,698,564	20,595,305	(6,276,016)	14,319,289
Index 500 Fund	256,660,474	181,413,977	(18,855,917)	162,558,060
Mid Cap Growth Fund	104,469,581	11,547,571	(11,032,964)	514,607
Mid Cap Value Fund	152,872,169	25,231,045	(11,876,478)	13,354,567
Mid Core Value Fund	86,659,033	9,136,729	(3,422,824)	5,713,905
SMID Cap Growth Fund	44,995,639	7,596,066	(1,698,238)	5,897,828
SMID Cap Value Fund	63,400,275	9,933,014	(2,626,257)	7,306,757
Small Cap Growth Fund	70,336,681	20,659,301	(5,894,747)	14,764,554
Small Cap Value Fund	191,138,388	39,300,538	(9,771,399)	29,529,139
Small Cap Index Fund	55,818,606	17,467,310	(6,913,035)	10,554,275
Developed International Index Fund	82,465,183	26,999,737	(18,056,206)	8,943,531
International Equity Fund	277,777,039	101,365,913	(30,572,170)	70,793,743
Emerging Markets Equity Fund	132,443,502	29,077,201	(16,499,741)	12,577,460
Real Estate Securities Fund	123,945,008	22,437,961	(1,748,899)	20,689,062
Aggressive Allocation Fund	45,781,847	15,835,298	(432,442)	15,402,856
Moderately Aggressive Allocation Fund	173,115,965	63,782,620	(1,612,759)	62,169,861
Moderate Allocation Fund	252,094,821	86,132,106	(1,671,801)	84,460,305
Moderately Conservative Allocation Fund	79,016,579	22,144,921	(406,572)	21,738,349
Conservative Allocation Fund	51,441,141	10,148,915	(181,087)	9,967,828

The differences between book basis and tax basis appreciation are primarily due to wash sales, Passive Foreign Investment Companies, Partnership Investments, Trust Preferred Securities, real estate investment trust adjustments, and the treatment of certain corporate actions.

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

7 — DERIVATIVE FINANCIAL INSTRUMENTS

The Funds may trade derivative financial instruments in the normal course of investing activities to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts — A futures contract is a standardized contract between two parties to buy or sell a specified asset at a specified future date at a price agreed today (the future price). The party agreeing to buy the underlying asset in the future

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2016 (Unaudited)

assumes a long position. The price is determined by the instantaneous equilibrium between the forces of supply and demand among competing buy and sell orders on the exchange at the time of the purchase or sale of the contract.

To the extent permitted by the investment objective, restrictions and policies set forth in the Funds’ Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. The Index 500, Developed International Index and Small Cap Index Funds employ futures to maintain market exposure and otherwise assist in attempting to replicate the performance of their respective indices. These derivatives offer unique characteristics and risks that assist the Funds in meeting their investment objectives. The Funds typically use derivatives in two ways: cash equitization and return enhancement. Cash equitization is a technique that may be used by the Funds through the use of futures contracts to earn “market-like” returns with the Funds’ excess and liquidity reserve cash balances and receivables. Return enhancement can be accomplished through the use of derivatives in the Funds. By purchasing these instruments, the Funds may more effectively achieve the desired fund characteristics that assist in meeting the Funds’ investment objectives.

Futures contracts involve a number of risks, such as possible default by the counterparty to the transaction, credit risk with respect to initial and variation margins held in a brokerage account, market movement and the potential of greater loss than if these techniques had not been used by a Fund. These investments can also increase the Fund’s share price and expose the Fund to significant additional costs.

The Limited Maturity Bond, Quality Bond, Index 500, Small Cap Index and Developed International Index Funds have entered into futures contracts during the six months ended June 30, 2016. Open futures contracts held by the Limited Maturity Bond, Quality Bond, Index 500, Developed International Index and Small Cap Index Funds at June 30, 2016 were as follows:

Fund	Type	Futures Contract	Expiration Date	Number of Contracts	Units per Contract	Closing Price	Unrealized Appreciation (Depreciation)
Limited Maturity Bond	Buy/Long	US Treasury Note	9/30/2016	15	1,000	133	54,141
Limited Maturity Bond	Buy/Long	US Treasury Note	10/5/2016	5	2,000	110	7,657
Limited Maturity Bond	Buy/Long	US Treasury Note	10/5/2016	195	2,000	110	295,562

							$357,359

Quality Bond	Sell/Short	US Treasury Note	9/30/2016	(175)	1,000	133	(583,789)
Quality Bond	Buy/Long	US Treasury Note	9/30/2016	75	1,000	172	759,375
Quality Bond	Buy/Long	US Treasury Note	10/5/2016	150	1,000	122	336,328
Quality Bond	Sell/Short	US Treasury Note	10/5/2016	(150)	2,000	110	(225,000)
Quality Bond	Sell/Short	US Treasury Ultra Bond	9/30/2016	(95)	1,000	186	(1,096,211)

							$(809,297)

Index 500	Buy/Long	E-Mini S&P 500 Index	9/16/2016	32	50	2,090	38,712

							$38,712

Small Cap Index	Buy/Long	Russell 2000 Mini Index	9/16/2016	11	100	1,147	3,520

							$3,520

Developed International Index	Buy/Long	E-Mini MSCI EAFE Index	9/16/2016	33	50	1,615	(5,775)

							$(5,775)

The total market value of futures contracts held in the Limited Maturity Bond, Quality Bond, Index 500, Developed International Index and Small Cap Index Funds as of June 30, 2016 are classified as Level 1.

Options — An option establishes a contract between two parties concerning the buying or selling of an asset at a reference price. The buyer of the option gains the right, but not the obligation, to engage in some specific transaction on the asset, while the seller incurs the obligation to fulfill the transaction if so requested by the buyer. The price of an option derives from the difference between the reference price and the value of the underlying asset plus a premium based on the time remaining until the expiration of the option. The Funds may buy and sell options, or write options.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2016 (Unaudited)

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operation.

The Quality Bond, Flexibly Managed and Mid Cap Growth Funds received premiums for options written. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk that there may be an illiquid market where the Funds are unable to close the contract.

Transactions in options written during the six months ended June 30, 2016 for the Quality Bond, Flexibly Managed and Mid Cap Growth Funds were as follows:

Quality Bond Fund	Number of contracts/ Notional Amount	Premium Received
Options outstanding at December 31, 2015	—	$—
Options written	225	216,797

Options outstanding at June 30, 2016	225	$216,797

Flexibly Managed Fund	Number of contracts/ Notional Amount	Premium Received
Options outstanding at December 31, 2015	31,436	$8,944,776
Options written	54,011	10,270,702
Options repurchased	(6,242)	(1,741,990)
Options expired	(12,496)	(2,004,209)
Options exercised	(3,386)	(822,350)

Options outstanding at June 30, 2016	63,323	$14,646,929

Mid Cap Growth Fund	Number of contracts/ Notional Amount	Premium Received
Options outstanding at December 31, 2015	74	$309,166
Options written	1,376	885,757
Options repurchased	(942)	(891,396)
Options expired	(135)	(46,172)
Options exercised	(1)	(2,797)

Options outstanding at June 30, 2016	372	$254,558

The total market value of written options held in the Quality Bond, Flexibly Managed and Mid Cap Growth Funds as of June 30, 2016 can be found on the Schedule of Investments.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2016 (Unaudited)

Forward Foreign Currency Contracts — A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

The High Yield Bond, Mid Core Value and Emerging Markets Equity Funds entered into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. The Funds hedge currencies in times of base currency weakness in order to reduce the volatility of returns for the local securities which the Fund owns.

Foreign forward currency contracts involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the portfolio manager’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position. These investments can also increase the volatility of the Fund’s share price and expose the Fund to significant additional costs.

Open forward foreign currency contracts held by Emerging Markets Fund at June 30, 2016 were as follows:

	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain/(Loss)
Sell	Euro	UBS Securities	07/21/2016	(2,619,732)	0.90041	$(2,958,988)	$(2,909,491)	$49,497
Buy	South African Rand	Goldman Sachs	07/01/2017	434,924	14.73099	28,196	29,524	1,328
Buy	South African Rand	Goldman Sachs	07/05/2018	194,628	14.74293	12,824	13,202	378
Buy	South African Rand	UBS Securities	07/06/2019	63,589	14.74591	4,272	4,312	40

	Total							$51,243

Open forward foreign currency contracts held by High Yield Bond Fund at June 30, 2016 were as follows:

	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain/(Loss)
Sell	Canadian Dollar	BAML	09/15/2016	(473,000)	1.29175	$(361,414)	$(366,170)	$(4,756)
Buy	Euro	JP Morgan Chase	06/15/2016	207,633	0.89858	235,275	231,069	(4,206)
Buy	Euro	Deutsche Bank	06/15/2016	133,000	0.89858	147,991	148,012	21
Sell	Euro	Citibank	06/15/2016	(400,000)	0.89858	(450,170)	(445,149)	5,021
Sell	Euro	Standard Chartered Bank	06/15/2016	(8,382,000)	0.89858	(9,478,625)	(9,328,103)	150,523
Buy	Pounds Sterling	BAML	06/15/2016	7,873	0.75107	11,402	10,482	(920)
Buy	Pounds Sterling	Morgan Stanley	04/15/2016	107,114	0.75107	155,429	142,614	(12,815)
Buy	Pounds Sterling	BNYMellon	04/15/2016	9,625	0.75107	13,745	12,815	(930)
Sell	Pounds Sterling	Barclays Capital	04/15/2016	(182,984)	0.75107	(270,913)	(243,631)	27,282
Sell	Pounds Sterling	Westpac Banking Corp.	04/15/2016	(1,517,177)	0.75107	(2,162,857)	(2,020,012)	142,845
Sell	Swiss Francs	Standard Chartered Bank	04/15/2016	(184,000)	0.97364	(189,875)	(188,981)	894

	Total							$302,959

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2016 (Unaudited)

Open forward foreign currency contracts held by Mid Core Value Fund at June 30, 2016 were as follows:

	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain/(Loss)
Sell	Canadian Dollar	Morgan Stanley	09/30/2016	(2,220,926)	1.29175	$(1,698,111)	$(1,719,315)	$(21,204)
Buy	Euro	UBS	09/30/2016	44,180	0.89804	48,921	49,196	275
Sell	Euro	UBS	09/30/2016	(934,876)	0.89804	(1,033,415)	(1,041,019)	(7,604)
Sell	Japanese Yen	Credit Suisse	09/30/2016	(40,606,213)	102.92835	(398,295)	(394,509)	3,786

	Total							$(24,747)

The total market value of forward foreign currency contracts held in the High Yield Bond, Mid Core Value and Emerging Markets Equity Funds as of June 30, 2016 are classified as Level 2.

The following is a summary of the location of derivatives on the Funds’ Statements of Assets and Liabilities as of June 30, 2016:

Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Equity contracts	Investments at value Net unrealized appreciation in value of investments, futures contracts and foreign currency related items*	Call options written, at value Net unrealized appreciation in value of investments, futures contracts and foreign currency related items*
Interest rate contracts	Net unrealized appreciation in value of investments, futures contracts and foreign currency related items*	Net unrealized appreciation in value of investments, futures contracts and foreign currency contracts*
Foreign currency contracts	Net unrealized appreciation of forward foreign currency contracts	Net unrealized depreciation of forward foreign currency contracts

* Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported with the Statements of Assets and Liabilities.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The following is a summary of the gross amount of each Fund’s derivative instrument holdings categorized by primary risk exposure as of June 30, 2016:

	ASSET DERIVATIVE VALUE			LIABILITY DERIVATIVE VALUE
	Equity contracts	Foreign currency contracts	Interest rate contracts	Equity contracts	Foreign currency contracts	Interest rate contracts
Limited Maturity Bond Fund	$—	$—	$357,359	$—	$—	$—
Quality Bond Fund	—	—	1,095,703	(561,328)	—	(1,905,000)
High Yield Fund	—	326,586	—	—	(23,627)	—
Flexibly Managed Fund	—	—	—	(17,922,801)	—	—
Index 500 Fund	38,712	—	—	—	—	—
Mid Cap Growth Fund	—	—	—	(370,854)	—	—
Mid Core Value Fund	—	4,061	—	—	(28,808)	—
Small Cap Index Fund	3,520	—	—	—	—	—

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2016 (Unaudited)

	ASSET DERIVATIVE VALUE			LIABILITY DERIVATIVE VALUE
	Equity contracts	Foreign currency contracts	Interest rate contracts	Equity contracts	Foreign currency contracts	Interest rate contracts
Developed International Index Fund	$—	$—	$—	$(5,775)	$—	$—
Emerging Market Equity Fund	—	51,243	—	—	—	—

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may participate in International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement” or “ISDA”) with derivative contract counterparties or enter into similar agreements covering foreign exchange contracts (“Fx Letters”). An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter (“OTC”) traded derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Also, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. An Fx Letter is also a bilateral agreement between a Fund and a counterparty and is limited to cover only foreign exchange contracts. Fx Letters typically contain netting provisions covering events of default and do not require collateral to be posted. ISDAs and Fx Letters containing netting provisions may be referred to as Master Netting Agreements (“MNA”).

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker for OTC traded derivatives or by the clearing house for exchange traded derivatives. Brokers can ask for margining in excess of the minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts and options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

The following table presents derivative assets and liabilities net of amounts available for offset under a MNA and, as applicable, the related collateral and potential loss exposure to each Fund as of June 30, 2016:

		Gross Amounts Presented on Statements of Assets and Liabilities
Fund and Counterparty	Form of Master Netting Agreement	Value of Assets	Value of Liabilities	Net Amount Due (to)/from Counterparty	Collateral Pledged (Received by fund	Loss Exposure, After Collateral (note less than $0)
Quality Bond Fund
Well Fargo	ISDA	$—	$(561,328)	$(561,328)	$—	$(561,328)

Total		—	(561,328)	(561,328)	—	(561,328)

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2016 (Unaudited)

		Gross Amounts Presented on Statements of Assets and Liabilities
Fund and Counterparty	Form of Master Netting Agreement	Value of Assets	Value of Liabilities	Net Amount Due (to)/from Counterparty	Collateral Pledged (Received by fund	Loss Exposure, After Collateral (note less than $0)
High Yield Fund
Bank of New York Mellon	Fx Letter	$—	$(930)	$(930)	$—	$(930)
Bank of America Merrill Lynch	Fx Letter	—	(5,676)	(5,676)	—	(5,676)
Barclays Capital	Fx Letter	27,282	—	27,282	—	27,282
Citigroup	Fx Letter	5,021	—	5,021	—	5,021
Deutsche Bank	Fx Letter	21	—	21	—	21
JPMorgan Chase	Fx Letter	—	(4,206)	(4,206)	—	(4,206)
Morgan Stanley & Co	Fx Letter	—	(12,815)	(12,815)	—	(12,815)
Standard Chartered Bank	Fx Letter	151,417	—	151,417	—	151,417
Westpac Banking Corp.	Fx Letter	142,845	—	142,845	—	142,845

Total		326,587	(23,627)	302,959	—	302,959
Flexibly Managed Fund
Citigroup Global Markets	ISDA	—	(11,431,597)	(11,431,597)		(11,431,597)
Deutsche Bank	ISDA	—	(4,894,921)	(4,894,921)	—	(4,894,921)
JPMorgan Chase	ISDA	—	(621,252)	(621,252)	—	(621,252)
Morgan Stanley & Co	ISDA	—	(373,495)	(373,495)	—	(373,495)
RBC Securities	ISDA	—	(601,536)	(601,536)	—	(601,536)

Total		—	(17,922,801)	(17,922,801)	—	(17,922,801)
Mid Cap Growth
Morgan Stanley & Co	ISDA	—	(1,035)	(1,035)	—	(1,035)
Goldman Sachs	ISDA	—	(369,819)	(369,819)	—	(369,819)

Total		—	(370,854)	(370,854)	—	(370,854)
Mid Core Value Fund
Credit Suisse	Fx Letter	3,786	—	3,786	—	3,786
Morgan Stanley & Co	Fx Letter	—	(21,204)	(21,204)	—	(21,204)
UBS	Fx Letter	275	(7,604)	(7,329)	—	(7,329)

Total		4,061	(28,808)	(24,747)	—	(24,747)
Emerging Markets Equity Fund
Goldman Sachs	Fx Letter	1,706	—	1,706	—	1,706
UBS	Fx Letter	49,537	—	49,537	—	49,537

Total		$59,365	—	$51,243	—	$51,243

The following is a summary of the location of derivatives on the Funds’ Statements of Operations as of June 30, 2016:

Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income
Equity contracts	Net realized gain (loss) on futures contracts
Net realized gain (loss) on options
Change in net unrealized appreciation (depreciation) of futures contracts
Change in net unrealized appreciation (depreciation) of written options
Interest rate contracts	Net realized gain (loss) on futures contracts
Change in net unrealized appreciation (depreciation) of futures contracts

Foreign currency contracts	Net realized foreign currency exchange gain (loss)
Change in net unrealized appreciation (depreciation) of investments and foreign currency related items

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2016 (Unaudited)

Portfolio	Realized Gain (Loss) on Derivatives Recognized in Income
	Equity contracts	Foreign currency contracts	Interest rate contracts
Limited Maturity Bond Fund	—	—	$72,727
Quality Bond Fund	—	—	(1,455,849)
High Yield Fund	—	$84,239	—
Flexibly Managed Fund	$3,679,747	—	—
Index 500 Fund	210,610	—	—
Mid Cap Growth Fund	(959)	—	—
Mid Core Value Fund	—	(115,689)	—
Small Cap Index Fund	44,998	—	—
Developed International Index Fund	(15,275)	14,297	—
Emerging Market Fund	—	(121,696)	—

Portfolio	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Equity contracts	Foreign currency contracts	Interest rate contracts
Limited Maturity Bond Fund	—	—	$432,046
Quality Bond Fund	$(344,531)	—	(757,969)
High Yield Fund	—	$31,649	—
Flexibly Managed Fund	(1,484,402)	—	—
Index 500 Fund	43,005	—	—
Mid Cap Growth Fund	(367,002)	—	—
Mid Core Value Fund	—	(18,603)	—
Small Cap Index Fund	(22,746)	—	—
Developed International Index Fund	(27,866)	—	—
Emerging Market Fund	—	31,331	—

The table below summarizes the average balance of derivative holdings by Fund during the year ended June 30, 2016. The average balance of derivatives held is indicative of the trading volume of each Fund.

	Average Derivative Volume
Portfolio	Forward Foreign currency contracts (Average Cost)	Future contracts (Average Notional Value) Long	Future contracts (Average Notional Value) Short	Purchased Options (Average Notional Cost)	Written Options (Premiums Received)
Limited Maturity Bond Fund	—	$38,536,193	$2,995,473	—	—
Quality Bond Fund	—	28,637,555	(14,857,162)	—	$(72,266)
High Yield Fund	$(13,767,206)	—	—	—	—
Flexibly Managed Fund	—	—	—	—	(10,943,661)
Index 500 Fund	—	5,865,539	—	—	—
Mid Cap Growth Fund	—	—	—	$89,414	(210,611)
Mid Core Value Fund	(2,867,038)	—	—	—	—
Small Cap Index Fund	—	1,179,582	—	—	—
Developed International Index Fund	—	2,199,487	—	—	—
Emerging Market Fund	(4,022,049)	—	—	—	—

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2016 (Unaudited)

8 — CREDIT AND MARKET RISK

The Funds may invest a portion of their assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds’ ability to dispose of them in a timely manner and at a fair price when it is necessary or preferable to do so.

The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer’s continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

The High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Growth, Mid Cap Growth, Mid Core Value, Small Cap Growth, Developed International Index, International Equity and the Emerging Markets Equity Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

Each Fund may face potential risks associated with the United Kingdom’s vote on June 23, 2016 to leave the European Union (the “EU”), commonly referred to as “Brexit.” There are considerable uncertainties about the repercussions resulting from Brexit, including the impact on trade agreements, regulations, and treaties. Brexit is expected to occur within two years, but the exact time frame is unknown and may change. Brexit may also increase the likelihood that other EU members may decide to leave the EU. These potential consequences may result in increased market volatility and illiquidity in the United Kingdom, the EU and other financial markets, as well as slower economic growth and fluctuations in exchange rates. Any of these events may have a significant adverse effect on global markets and economies, which in turn could negatively impact the value of each Fund’s investments.

9 — CONTRACTUAL OBLIGATIONS

In the general course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. However, based on experience, management of the Funds expects the risk of loss to be remote.

10 — NEW REGULATORY MATTERS

On July 23, 2014, the Securities and Exchange Commission voted to amend the rules under the Investment Company Act of 1940, as amended, which currently govern the operations of the Money Market Fund (the “MMF”). The most significant change resulting from these amendments is a requirement that institutional, non-government (prime and municipal) money market funds transact fund shares based on a “floating” market-based NAV. Retail money market funds (funds designed to ensure all beneficial owners are natural persons) and government money market funds (funds that invest at least 99.5% of their assets in cash, government securities and/or repurchase agreements collateralized by government securities) may continue to transact shares at an a stable $1.00 NAV calculated using the amortized cost valuation method. Among additional disclosure and other requirements, the amendments will also permit a money market fund, or, in certain circumstances, require a money market fund (other than a government money market fund) to impose liquidity fees on all redemptions, and permit a money market fund to limit (or gate) redemptions for up to ten business days in any 90-day period. The amendments have staggered compliance dates. The majority of these amendments will impact the MMF beginning on October 14, 2016. On September 9, 2015, the Board approved changes to the MMF’s investment objective and principal investment strategies to enable the MMF to operate as a government money market fund. As a government money market fund, MMF is permitted to continue to transact at a constant net asset value. To qualify as a government money market fund, MMF must invest at least 99.5% of its total assets in cash, U.S. government securities, and/or repurchase agreements that are “collateralized fully” (i.e., backed by cash or U.S. government securities). Accordingly, MMF’s revised investment objective and principal investment strategies require that MMF invest 99.5% or more of its total assets in cash, U.S. government securities, and/or repurchase agreements that are collateralized fully by cash and/or U.S. government securities. MMF’s conversion to a government money market fund was successfully completed on May 1, 2016.

11 — SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that no additional subsequent events require recognition or disclosure in the financial statements.

Penn Series Funds, Inc.

June 30, 2016

Disclosure of Portfolio Holdings

The SEC has adopted a requirement that all Funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. For the Penn Series Funds, Inc., this would be for the fiscal quarters ending March 31 and September 30. The Form N-Q filing is made within 60 days after the end of the quarter. Penn Series Funds, Inc. filed its most recent Form N-Q with the SEC on May 24, 2016. It is available on the SEC’s website at http://www.sec.gov. or it may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-551-8090 for information on the operation of the Public Reference Room).

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, on the Fund’s website at http://www.pennmutual.com or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies for the most recent twelve-month period ended June 30, 2016 is available on the Fund’s website at http://www.pennmutual.com and on the SEC’s website at http://www.sec.gov.

Penn Series Funds, Inc.

June 30, 2016

Board Approval of Investment Advisory and Sub-Advisory Agreements

The Penn Series Funds, Inc. (the “Company”) and Penn Mutual Asset Management, LLC (“PMAM”), formerly Penn Mutual Asset Management, Inc., have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, PMAM (i) provides day-to-day investment management services to the Money Market, Limited Maturity Bond, Quality Bond, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, and Conservative Allocation Funds (collectively, the “Directly Managed Funds”) and (ii) is responsible for the selection and oversight of various investment sub-advisers who perform day-to-day investment management services for the High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Value, Small Cap Growth, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity and Real Estate Securities Funds (collectively, the “Sub-Advised Funds” and, together with the Directly Managed Funds, the “Penn Series Funds”).

PMAM acts as a “manager of managers” for the Sub-Advised Funds. In this capacity, PMAM has entered into and the Company’s Board of Directors (the “Board”) has approved separate sub-advisory agreements (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”) with each of the sub-advisers identified below (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”). The Sub-Advisers provide their services to the Sub-Advised Funds under the supervision of PMAM and the Board. Each Sub-Adviser is selected based primarily upon the research and recommendations of PMAM, which evaluates quantitatively and qualitatively each Sub-Adviser’s investment expertise and investment results in managing assets for specific asset classes, investment styles and strategies, as well as the Sub-Adviser’s regulatory compliance infrastructure and culture. PMAM oversees each Sub-Adviser to ensure compliance with the Sub-Advised Fund’s investment policies and guidelines, and monitors each Sub-Adviser’s adherence to its investment style and investment performance.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, each Penn Series Fund’s Investment Advisory Agreement(s) be specifically approved by: (i) the vote of the Board or by a vote of the shareholders of the Penn Series Fund; and (ii) the vote of a majority of the Company’s Directors who are not “interested persons,” as defined in the 1940 Act (collectively, the “Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval. In connection with its consideration of such approvals, the Board must request and evaluate, and PMAM and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Board Approval of the Continuance of Investment Advisory and Sub-Advisory Agreements

The Board called and held meetings on May 10, 2016 and May 19, 2016 (collectively, the “Meeting”) to consider whether to renew the Advisory Agreement between the Company and PMAM with respect to each Penn Series Fund. In preparation for the Meeting, the Board provided PMAM with a written request for information and received and reviewed, in advance of the Meeting, extensive written materials in response to that request, including information as to the performance of each Penn Series Fund versus its benchmark and peer universe, the level of the investment advisory fees charged to the Penn Series Fund, comparisons of such fees with the investment advisory fees incurred by comparable funds, including, in particular, funds acting as underlying investments for insurance products, the costs to PMAM of providing such services, including a profitability analysis, PMAM’s compliance program, and various other matters. In addition, at the Meeting, the Board considered whether to renew each Sub-Advisory Agreement between PMAM and each Sub-Adviser listed in the table below on behalf of its respective Sub-Advised Fund(s).

Penn Series Funds, Inc.

June 30, 2016

Sub-Adviser	Fund
AllianceBernstein L.P.	SMID Cap Value Fund
American Century Investment Management, Inc.	Mid Core Value Fund
Cohen & Steers Capital Management, Inc.	Real Estate Securities Fund
Eaton Vance Management	Large Core Value Fund
Goldman Sachs Asset Management, L.P.	Small Cap Value Fund
Ivy Investment Management Company	Mid Cap Growth Fund
Janus Capital Management LLC	Small Cap Growth Fund
Loomis, Sayles & Company, L.P.	Large Cap Value Fund
Massachusetts Financial Services Company	Large Cap Growth Fund
Morgan Stanley Investment Management, Inc. Morgan Stanley Investment Management Company Morgan Stanley Investment Management Limited	Emerging Markets Equity Fund
Neuberger Berman Investment Advisers LLC	Mid Cap Value Fund
SSGA Funds Management, Inc.	Index 500 Fund
SSGA Funds Management, Inc.	Small Cap Index Fund
SSGA Funds Management, Inc.	Developed International Index Fund
T. Rowe Price Associates, Inc.	Flexibly Managed Fund
T. Rowe Price Associates, Inc.	Large Growth Stock Fund
T. Rowe Price Associates, Inc.	High Yield Bond Fund
Vontobel Asset Management, Inc.	International Equity Fund
Wells Capital Management Incorporated	Large Core Growth Fund
Wells Capital Management Incorporated	SMID Cap Growth Fund

In response to the Board’s written request for information, each of the Sub-Advisers submitted, in advance of the Meeting, extensive written materials for consideration by the Board and the Independent Directors. The information provided by PMAM and the Sub-Advisers in connection with the Meeting was in addition to the detailed information about the Penn Series Funds that the Board reviews during the course of each year, including information that relates to the Penn Series Funds’ operations and the Penn Series Funds’ performance and the services of PMAM and the Sub-Advisers. In connection with the Meeting, the Board also received a memorandum from legal counsel regarding the responsibilities of the Board in connection with its consideration of whether to approve the Investment Advisory Agreements. In addition, the Independent Directors met in executive session outside the presence of Company management to discuss the information submitted to the Board in connection with the renewal of the Investment Advisory Agreements. The Independent Directors also met in executive session with senior representatives of PMAM to discuss the written materials provided by PMAM.

The written materials provided by PMAM and the Sub-Advisers addressed, among other matters, the following: (a) the nature, extent and quality of PMAM’s and the Sub-Advisers’ investment management and other services and, with respect to PMAM, its services as a “manager of managers” of the Sub-Advised Funds; (b) PMAM’s and the Sub-Advisers’ investment management personnel; (c) PMAM’s and the Sub-Advisers’ operations and financial condition; (d) PMAM’s and the Sub-Advisers’ brokerage practices (including best execution policies, evaluating execution quality, average commission rates on fund trades, soft dollar arrangements and affiliated and directed brokerage arrangements) and investment strategies; (e) a comparison of the Penn Series Funds’ advisory and sub-advisory fees to the fees charged to comparable funds or accounts, including breakpoints; (f) the level of PMAM’s and each Sub-Adviser’s cost of services provided and estimated profitability from its fund-related operations; (g) PMAM’s and the Sub-Advisers’ risk management, compliance programs and, if applicable, a description of the material changes made to, and material compliance violations of, the compliance program; (h) PMAM’s and the Sub-Advisers’ reputation, expertise and resources in domestic and/or international financial markets; and (i) each Penn Series Fund’s performance compared with similar mutual funds, other types of accounts and benchmark indices. In evaluating the advisory fees charged by PMAM, the Board reviewed both a report from Broadridge, which provided unbiased and non-consultative fee, expense and investment performance information based on asset size comparability, and PMAM’s internal analysis regarding PMAM’s total fund expense ratios and advisory fees compared to those of PMAM’s direct competitors.

Penn Series Funds, Inc.

June 30, 2016

At the Meeting, representatives from PMAM commented on the information delivered to the Board and answered questions from Board members to help the Board evaluate PMAM’s and the Sub-Advisers’ fees and other aspects of the Investment Advisory Agreements. The Directors discussed the written materials that the Board received before the Meeting, and deliberated on the renewal of the Investment Advisory Agreements in light of this information.

At the Meeting, the Directors, including the Independent Directors, unanimously approved the Investment Advisory Agreements and approved the selection of PMAM and the Sub-Advisers to act in their respective capacities for the Penn Series Funds. The Board’s approval was based on its consideration and evaluation of a variety of specific factors discussed at the Meeting and at prior meetings during the year, including:

•

the nature, extent and quality of the services provided to the Penn Series Funds under the Investment Advisory Agreements, including the resources of PMAM and the Sub-Advisers dedicated to the Penn Series Funds;

•	each Penn Series Fund’s investment performance and how it compared to that of other comparable mutual funds and appropriate benchmarks/indices;

•	the fees charged to each Penn Series Fund under each Investment Advisory Agreement and how those fees compared to those of other comparable mutual funds and other types of accounts;

•

the cost of services provided by and the profitability of PMAM and the Sub-Advisers with respect to each Penn Series Fund, including both direct and indirect benefits accruing to PMAM and the Sub-Advisers and their affiliates, if any; and

•

the extent to which economies of scale would be realized as the Penn Series Funds grow and whether fee levels in the Investment Advisory Agreements reflect those economies of scale for the benefit of fund investors.

Nature, Extent and Quality of Services. The Directors considered the nature, extent and quality of the services provided by PMAM and the Sub-Advisers to the Penn Series Funds and the resources of PMAM and the Sub-Advisers dedicated to the Penn Series Funds. In this regard, the Directors evaluated, among other things, PMAM’s and the Sub-Advisers’ business, personnel, experience, investment decision process, past performance, brokerage practices, including soft dollar practices, any conflicts of interest, compliance program and resources to be dedicated to each Penn Series Fund. The Directors reviewed the scope of services to be provided by PMAM and the Sub-Advisers under the Investment Advisory Agreements and noted that there would be no significant differences between the scope of services required to be provided by PMAM and the Sub-Advisers for the past year and the scope of services required to be provided during the upcoming year. The Board also considered PMAM’s and the Sub-Advisers’ representations to the Board that PMAM and the Sub-Advisers, respectively, would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Penn Series Funds in the past, and that these services are appropriate in scope and extent in light of the Penn Series Funds’ operations, the competitive landscape of the investment company business and investor needs. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by PMAM and the Sub-Advisers to the Penn Series Funds and the resources of PMAM and the Sub-Advisers dedicated to the Penn Series Funds supported renewal of the Investment Advisory Agreements.

Fund Performance. The Directors considered fund performance in determining whether to renew the Investment Advisory Agreements. PMAM engaged Broadridge, an independent, third party research provider, to prepare advisory contract renewal reports to help the Board compare the Penn Series Funds’ performance with the performance of a peer group of comparable funds selected by Broadridge. Specifically, the Directors considered each Penn Series Fund’s recent and long-term performance relative to its peer group and appropriate indices/benchmarks, in light of total return, yield and economic and market trends. In evaluating performance, the Directors considered both market risk and shareholder risk expectations for a given Penn Series Fund. The Board also considered its discussions with PMAM concerning potential changes to the advisory arrangements for the SMID Cap Growth Fund and Large Core Growth Fund. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Penn Series Funds (both actual performance and comparable performance) supported renewal of the Investment Advisory Agreements.

Costs of Advisory and Sub-Advisory Services. The Directors considered the costs of the advisory and sub-advisory services provided to the Penn Series Funds by PMAM and the Sub-Advisers, respectively. PMAM engaged Broadridge to prepare

Penn Series Funds, Inc.

June 30, 2016

advisory contract renewal reports to help the Board compare the Penn Series Funds’ fees and expenses with those of a peer group of comparable funds selected by Broadridge. The Board evaluated (a) the advisory and sub-advisory services provided; (b) the advisory and sub-advisory fees paid, including breakpoint schedules; (c) the advisory and sub-advisory fees paid in comparison to the advisory and sub-advisory fees charged to other comparable mutual funds, including, in particular, mutual funds acting as underlying investments for insurance products, and other types of comparable accounts; and (d) the fact that the Sub-Advisers are compensated by PMAM and not by the Penn Series Fund directly and that such compensation reflects an arms-length negotiation between each Sub-Adviser and PMAM. The Directors also considered PMAM and its affiliates’ agreement to waive management and other fees to prevent total fund expenses from exceeding a specified cap and that PMAM, through waivers, is committed to maintaining the Penn Series Funds’ net operating expenses at competitive levels for their distribution channel. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the advisory and sub-advisory fees charged to the Penn Series Funds are reasonable and supported renewal of the Investment Advisory Agreements.

Profitability. With regard to profitability, the Directors considered all compensation flowing, directly or indirectly, to PMAM and the Sub-Advisers and their affiliates, if any, from their relationship with the Penn Series Funds, including any benefits derived or to be derived by PMAM and the Sub-Advisers, such as soft dollar arrangements, as well as the cost of services provided to the Penn Series Funds. In its consideration of the profitability of PMAM and its affiliates, the Directors were provided with information about, and considered the profitability of, the various administrative and servicing arrangements between the Penn Series Funds and PMAM and its affiliates. The Directors also considered whether the varied levels of compensation and profitability under the Investment Advisory Agreements were reasonable and justified in light of the quality of all services rendered to the Penn Series Funds by PMAM and the Sub-Advisers and their affiliates, if any. The Directors also considered the methodology used to determine profitability. When considering the profitability of the Sub-Advisers with respect to the sub-advisory services they provide to the Penn Series Funds, the Board took into account the fact that the Sub-Advisers are compensated by PMAM, and not by the Penn Series Funds directly, and such compensation with respect to any Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and PMAM. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of PMAM and the Sub-Advisers is reasonable in relation to the quality of their respective services and supported renewal of the Investment Advisory Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale and whether such economies of scale are shared with a Penn Series Fund’s shareholders through breakpoints or other means, including any fee waivers by PMAM and its affiliates or the Sub-Advisers. The Directors, in particular, considered PMAM’s approach to the implementation of new breakpoints and the review of existing breakpoints. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Penn Series Funds and their shareholders obtain a reasonable benefit from the realization of any economies of scale by PMAM and the Sub-Advisers.

Based on the Directors’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Directors, unanimously approved the continuation of the Investment Advisory Agreements and concluded that the terms of and compensation under the Investment Advisory Agreements are fair and reasonable in light of such services and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Directors did not identify any particular information that was all-important or controlling.

PennMutual® The Penn Mutual Life Insurance Company The Penn Insurance and Annuity Company Our Noble Purpose Since 1847, Penn Mutual has been driven by our noble purpose — to create a world of possibilities, one individual, one family and one small business at a time. As an original pioneer of mutual life insurance in America, we believe that purchasing life insurance is the most protective, responsible and rewarding action a person can take to build a solid foundation today and create a brighter future for generations to come. © 2016 The Penn Mutual Life Insurance Company and The Penn Insurance & Annuity Company, Philadelphia, PA 19172 www.pennmutual.com PM8081 02/16

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The full Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

Based on his evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) as of a date within 90 days of the filing date of this report, the Registrant’s principal executive officer and principal financial officer has concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to him by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Penn Series Funds, Inc.

By (Signature and Title)* /s/ David M. O’Malley
David M. O’Malley, President
(principal executive officer)

Date 9-6-2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ David M. O’Malley
David M. O’Malley, President
(principal executive officer)

Date 9-6-2016

By (Signature and Title)* /s/ Steven Viola
Steven Viola, Treasurer
(principal financial officer)

Date 9-6-2016

* Print the name and title of each signing officer under his or her signature.